UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04782

HSBC INVESTOR FUNDS
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.

April 30, 2010

HSBC Investor Funds

Semi-Annual Report

EQUITY FUNDS

HSBC Investor Growth Fund

HSBC Investor Mid-Cap Fund

HSBC Investor Opportunity Fund

HSBC Investor Overseas Equity Fund/

HSBC Investor International Equity Fund

HSBC Investor Value Fund

HSBC Investor Family of Funds
Semi-Annual Report - April 30, 2010

(This Page Intentionally Left Blank)

Glossary of Terms

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes Emerging Markets debt.

Lipper International Large-Cap Value Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI.

Lipper Large-Cap Core Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index currently consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index is an unmanaged index which measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s MidCap 400 Index (“S&P MidCap 400”) is an unmanaged index that is the most widely used index for mid-sized companies. The S&P MidCap 400 covers over 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	3

Chairman’s Message

June 3, 2010

To Our Shareholders:

Some calm prevailed in the U.S. financial markets in the first half of our current fiscal year. Signs of economic recovery, which included tentative upticks in consumer spending, housing, and continued very low interest rates soothed investors. After the tumult of the past two-plus years, this tranquility was most welcome. Then, however, the specter of sovereign defaults in the Southern Eurozone countries sparked a significant global sell-off in risk assets and a decline in the Euro, the countries’ common currency.

It reminded us again both of how inter-connected the world economy and markets truly are and of the importance of a global view even if one’s focus is largely on the U.S. market. One of your board’s most important duties is to monitor and analyze fund performance. We are immeasurably aided in this effort by the global MultiManager team of the Funds’ investment adviser, HSBC Global Asset Management (USA), Inc. With staff deployed around the world, they are equipped to assay events like those in the Eurozone area, to find and monitor superior managers, and to translate that into advantage for our fund offerings. In the section labeled “Finding the World’s Most Talented Investment Managers” we describe this valuable resource, which we believe significantly distinguishes our Funds from our competitors’.

Total assets in our Funds have declined slightly—a not-unexpected consequence of record low yields and investors’ somewhat renewed appetite for risk. Total assets declined to $24.9 billion at April 30, 2010, from $31.1 billion six months earlier, paced by a decline in our money market funds to $24.3 billion from $30.5 billion over the same period. Our investment advisor and service providers continue to waive a portion of their fees associated with the money market funds in order to limit expenses and maintain a competitive yield on these funds; these waivers amounted to approximately $13 million for the six months ended April 30, 2010.

Assets in our “long-term” funds, which include the HSBC World Selection Funds and the HSBC Investor equity funds, increased to $568.6 million as of April 30, 2010, from $521.0 million six months earlier. This increase reflects both shareholder activity and the change in value of the Funds’ investments. In general, the Funds performed very well. Of our five equity funds, three were in the top quartile of comparable funds, as measured by Lipper, Inc. for the five year period ended April 30, 2010. The four World Selection Funds converted from the previous LifeLine Funds with new asset allocation models and new underlying investments on January 19, 2010. Performance comparisons for the brief period of time from that date through April 30 are largely irrelevant, but all four funds posted positive returns for this brief period. More information on your funds’ performance is presented in the portfolio managers’ letters in this report.

Our annual report referred to the Jones v Harris Associates case that was then before the U.S. Supreme Court. We were pleased that in its ruling the Court essentially upheld the 25 year-old Gartenberg standard, which confirms the right of boards to set advisory fees.

In the regulatory area, the Securities and Exchange Commission (“SEC”) recently adopted several important amendments to Rule 2a-7, which governs money market funds. The changes, which relate in part to portfolio liquidity and increased transparency for investment holdings, are designed to help ensure that money market funds can meet redemption requirements, especially in a systemic crisis like that which afflicted The Reserve Fund in September 2008, causing it to “break the buck” and delay redemptions. The amendments also afford money market funds and their boards additional tools to help deal with such extraordinary circumstances. We are pleased to report that HSBC Global Asset Management, the investment advisor to the HSBC Investor money market funds, adopted internal investment policies that comply with the SEC’s new liquidity requirements in early 2009—well before they became law.

Also in the regulatory area, the SEC’s mutual fund chief has urged fund companies to consider enhancing their communications with shareholders, a directive we strongly support; we welcome shareholders’ input and suggestions on how we might do so. The SEC also has signaled its intent to review Rule 12b-1, which permits mutual funds to use a portion of their assets to promote sales of fund shares. We support this move and look forward to the Commission’s review.

4	HSBC INVESTOR FAMILY OF FUNDS

Chairman’s Message (continued)

The advisor’s Chief Executive Officer recently retired from HSBC Global Asset Management (USA) Inc. and the Funds’ board of trustees. In light of this development, the independent trustees in April decided to keep the board at its current composition of six independent members.

Those of us who have managed money ourselves and served as fund directors for many years, evaluating the performance of our advisor and sub-advisors, are constantly reminded of how very hard it is to sustain superior investment performance—and how important it is to assure that above average results are being obtained without undue risk.

We believe that we have a great team of investment professionals working on your behalf and pledge our very best effort in seeing that they do their best for you.

Cordially,

Michael Seely
Chairman, HSBC Investor Funds

Finding the World’s Most Talented Investment Managers

Investors are faced with numerous decisions and literally thousands of choices when building their investment portfolio. Allocating among asset classes, investing directly in a security or selecting to invest in a fund, and choosing the right investment manager(s) are just a few of the decisions investors have to make.

Successfully choosing among thousands of available investment managers is particularly challenging. It requires expertise, knowledge and continuous access to information. As a result, many investors are turning to professionals to select their investment managers, including their financial advisors and full-time “multimanager” research teams.

HSBC Multimanager

Multimanager investment professionals research and recommend asset management firms on a full-time basis. They typically analyze numerous important factors, such as philosophy, process, team tenure, risk profiles and performance in order to recommend sound, talented investment management firms and teams.

HSBC Multimanager, the dedicated team of specialists within HSBC Global Asset Management, advises the HSBC Investor Equity Funds and the HSBC World Selection Funds. This team is comprised of more than 50 investment professionals in 12 locations around the world*. The members of the Multimanager team focus on specific markets to identity optimal managers within globally diversified portfolios.

HSBC Multimanager evaluates each manager’s investment process and the way it is implemented, using both quantitative and qualitative criteria. They aim to select managers with clearly identifiable skills that give them an advantage over their peers. The team also seeks managers that complement each other in a diversified portfolio. Such managers come from a range of firms, including both global firms and specialist boutiques.

Investors may want to consider employing the full-time expertise of a multimanager program. The knowledge and expertise of a dedicated team of specialists - who continuously evaluate local and global managers - can be very powerful. We believe HSBC Multimanager can assist investors in evaluating and recommending investment managers in order to help achieve long-term investment objectives.

*As of March 2010

HSBC INVESTOR FAMILY OF FUNDS	5

President’s Message

Dear Shareholder,

Welcome to the HSBC Investor Funds semiannual report, covering the period between November 1, 2009 and April 30, 2010. This report offers detailed information about your Funds’ results. We encourage you to review it carefully.

Inside these pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he describes developments in the Funds’ management and structure. The report also provides commentary from the Funds’ portfolio managers in which they discuss the investment markets during the period and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average.

We remain focused on providing value for shareholders. During this period we waived management and servicing fees on the HSBC Investor money market funds. This move enabled the funds to maintain positive yields for investors, despite the historically low level of short-term interest rates. Meanwhile, our Multimanager team continued to monitor the performance of the HSBC Investor equity funds’ sub-advisors and the underlying funds in the World Selection Funds. A description of our Multimanager team is also included as part of this report; we hope you find it to be of interest. We believe that Multimanager’s oversight has helped the Equity and World Selection Funds provide shareholders with competitive returns.

In closing, we would like to thank you for investing through the HSBC Investor Funds. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

6	HSBC INVESTOR FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The six-month period ended April 30, 2010 began in the midst of a global economic recovery. Aggressive fiscal and monetary stimulus by governments around the world prior to the period laid the groundwork for a rebound. Indeed, the Federal Reserve Board held the federal funds rate at a historically low target range between 0.00% to 0.25%, and maintained that level throughout the period. At the beginning of the six months under review, encouraging corporate earnings results and improving consumer-spending levels suggested the rebound was gaining steam.

The global economic recovery experienced some setbacks during the period, however, primarily because of events in overseas markets such as the United Arab Emirates and the European Union. In the U.A.E., a government-owned holding company involved in prominent real estate projects unexpectedly announced a restructuring of its debt, shaking investor confidence in the credit markets. Later in the period economic difficulties in Greece and certain other E.U. countries spread through Europe, dampening the prospects for recovery in Europe and around the world.

U.S. and international economic data improved as the period progressed. However, as April drew to a close, rising unemployment figures and weakening consumer spending in some international markets led to questions about the stability of the global economic recovery.

Market Review

The economic recovery helped fuel a rally in the financial markets that lasted through much of the six months under review.

Investors early in the period became increasingly comfortable with investing in higher-risk areas of the financial markets, helping to fuel strong performance among emerging markets and small-cap stocks. While small-cap stocks continued to perform well during the period, mounting economic troubles in European countries including Greece, Portugal, Ireland, Italy and Spain halted the rally in international stocks, and emerging-markets stocks in particular resulting in a 2.68% return for the MSCI Europe, Australasia and Far East (EAFE) Index1.

During the period domestic stocks experienced much stronger returns. The S&P 500 Index1 of large-company stocks returned 15.66%, while the Russell 2000® Index1 of small-company stocks returned 28.17%. Early in the period investors were drawn to relatively low stock-market valuations. Subsequently, increased optimism about the strength and breadth of the U.S. economic recovery and improving corporate earnings drove the market’s strong gains.

Among fixed-income securities, the low interest rate environment in the beginning of the period led investors to seek out the additional yield available on higher-risk securities such as corporate bonds. The pursuit of higher yields initially led to low demand for government bonds. Demand increased slightly as the period wore on, but Treasuries still lagged the rest of the fixed-income market for the six months as a whole, in part because of concerns that the U.S. government would have to issue a significant amount of debt to cover the rising federal deficit.

The Barclays Capital U.S. Aggregate Bond Index1, which tracks the broad fixed-income market, returned 2.54% for the period, while the Barclays Capital U.S. Corporate High-Yield Bond Index1 returned 11.70%.

[1]	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	7

Portfolio Reviews

HSBC Investor Growth Fund

(Class A Shares, B Shares, C Shares and I Shares)
by Clark J. Winslow, Chief Executive Officer/Portfolio Manager
Justin H. Kelly, CFA, Senior Managing Director/Portfolio Manager
R. Bart Wear, CFA, Senior Managing Director/Portfolio Manager
Winslow Capital Management, Inc.

The HSBC Investor Growth Fund (the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion which the subadviser believes have the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Growth Portfolio (the “Portfolio”). The Portfolio employs Winslow Capital Management, Inc. as subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economics uncertainty.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

The Fund returned 14.75% (without sales charge) for the Class A Shares and 14.94% for the Class I Shares for the six-month period ended April 30, 2010. That compared to a 15.79% return for the Russell 1000® Growth Index1 and a 14.72% return for the Lipper Large-Cap Growth Funds Average1.

Portfolio Performance

Investor nervousness, including concerns over sovereign debt issues in Greece, caused a pullback in the broad market at the start of the year. However, the six-month period ended with strong gains, thanks to indicators pointing to continuing gradual improvement in the economic climate.

The Fund posted a strong absolute performance through the end of the period. The information technology sector made a particularly positive contribution to the Fund’s return, as did the consumer discretionary and industrial sectors. The financial and consumer staples sectors detracted from absolute performance. Nevertheless, the Fund’s position in one of the largest U.S. banks and a wireless technology manufacturer dragged on the Fund’s return.*

The Fund trailed its benchmark modestly during the period under review. Overweight positions in the financial and energy sectors weighed on performance relative to the benchmark.*

The Fund’s overweight position in information technology and an underweight position in consumer staples buoyed its relative performance. Stock selection in the IT sector also contributed positively to relative returns, in particular positions in shares of a major consumer electronics manufacturer and a travel services website. Selection in the materials sector boosted performance against the benchmark as well.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Growth Fund - As of April 30, 2010

Fund Performance			Average Annual Total Return (%)				Expense Ratio (%)[6]

As of April 30, 2010	Inception Date	Six Months*	1 Year**	5 Year	Since Inception		Gross	Net

HSBC Investor Growth Fund Class A1	5/7/04[5]	9.02	27.12	4.64	3.95		1.41	1.20

HSBC Investor Growth Fund Class B2	5/7/04[5]	10.30	28.83	4.93	4.05		2.16	1.95

HSBC Investor Growth Fund Class C3	5/7/04[5]	13.38	31.94	4.93	4.07		2.16	1.95

HSBC Investor Growth Fund Class I	5/7/04[5]	14.94	34.26	5.98	5.10		1.16	0.95

Russell 1000® Growth Index[4]	—	15.79	38.16	4.05	3.30	[7]	N/A	N/A

Lipper Large-Cap Growth Funds Average[4]	—	14.72	34.84	3.40	3.05	[7]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2010 through March 1, 2011.

During the fiscal periods ended October 31, 2008 and 2009, the Portfolio in which the Fund invests in, received monies related to certain nonrecurring litigation settlements which enhanced performance. Without the receipt of these payments, the returns for applicable periods would be lower.

*	Aggregate total return.

**

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	The HSBC Investor Growth Fund was initially offered for purchase effective May 7, 2004, however, no shareholder activity occurred until May 10, 2004.

[6]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

[7]	Return for the period 5/6/04 to 4/30/10.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	9

Portfolio Reviews

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund
(Class A Shares, B Shares, and C Shares)
by Sharon Fay, CFA, Executive Vice President and CIO Global Value Equities
Kevin Simms, Co-CIO International Equities
Giulio Martini, Head Currency Team
Henry D’Auria, CFA, Co-CIO International Equities
AllianceBernstein L.P.

The HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund (the “Funds”) seek to provide their shareholders with long-term growth of capital and future income. Under normal market conditions, each Fund invests at least 80% of its net assets in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East. Each Fund may invest up to 20% of its assets in equity securities of companies in emerging markets. The Funds employ a two-tier fund structure, known as a “master-feeder” structure, in which the Funds invest all of their investable assets in the HSBC Investor International Equity Portfolio (the “Portfolio”). AllianceBernstein L.P., acting through the Bernstein Value Equities Unit (“AllianceBernstein”), serves as the subadviser to the Portfolio and manages its investments.

Investment Concerns

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

For the six-month period ended April 30, 2010, the Class I Shares of the HSBC Investor International Equity Fund produced a 1.48% return and the Class A Shares of the HSBC Investor Overseas Equity Fund returned 0.95% (without sales charge). That compared to a total return of 2.68% and 2.95% for the Funds’ benchmark, the MSCI EAFE Index1 and the Lipper International Large-Cap Value Funds Average1, respectively.

Portfolio Performance

International markets’ modest gains masked the period’s up-and-down nature. The markets produced strong growth at the start of the period, which gave way to weakness at the beginning of 2010 due to concerns over sovereign debt issues in Greece. Investors’ worries about the stability of the European economy then abated, only to return in April. The result was an upward trend overall, marked by some significant declines.

Cyclical sectors helped the Fund’s absolute return. Capital equipment, consumer cyclical, technology and transportation stocks were solid performers for the six-month period. Consumer staples stocks also fared well—somewhat surprising, because this sector typically lags when cyclical stocks shine.*

The Fund’s sector positioning is a byproduct of bottom-up stock selection. The resulting sector selection caused most of the Fund’s underperformance, relative to its benchmark. Detractors to the Fund’s performance, for the period under review, included underweight positions in the capital equipment and resources sectors, along with an overweight position in telecommunications stocks. The Fund held a smaller position than the benchmark in the consumer staples sector, which also reduced relative returns.*

Regionally, a broadly overweight position in the euro zone, and particularly in European pharmaceuticals stocks, weighed on Fund performance. Underweight positions in Australia and Japan also hindered relative performance, due to currency appreciation in those countries.*

The Fund’s performance benefited from overweight positions in the technology and consumer cyclical sectors. Underweight stakes in the Greek and Spanish markets helped to improve the Fund’s return against its benchmark.*

Stock selection had a positive impact on relative return. In the capital equipment sector, shares of aircraft, automobile and truck manufacturers boosted performance. In the financial sector, regional banks in emerging markets improved relative return. Temporary staffing companies in the consumer cyclical sector also contributed positively to performance against the benchmark index.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund - As of April 30, 2010

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[5]

As of April 30, 2010	Inception Date	Six Months*	1 Year**	5 Year	10 Year	Gross	Net

HSBC Investor International Equity Fund Class I***	1/9/95	1.48	35.76	2.72	-0.20	0.97	0.97

HSBC Investor Overseas Equity Fund Class A1	8/26/96	-4.19	24.67	0.21	-1.56	2.52	1.85

HSBC Investor Overseas Equity Fund Class B2	1/6/98	-3.40	26.35	0.50	-1.52	3.27	2.60

HSBC Investor Overseas Equity Fund Class C3	11/4/98	-0.46	29.36	0.51	-1.81	3.27	2.60

MSCI EAFE Index[4]	—	2.68	35.02	4.34	2.05	N/A	N/A

Lipper International Large-Cap Value Funds Average[4]	—	2.95	33.19	2.89	3.56	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2010 through March 1, 2011 for the Overseas Equity Fund.

During the fiscal period ended October 31, 2007, the Portfolio in which the Fund invests in, received monies related to certain nonrecurring litigation settlements which enhanced performance. Without the receipt of this payment, the returns for applicable periods would be lower.

*	Aggregate total return.

**

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

***	The Class I Shares are issued by HSBC Investor International Equity Fund, a series of HSBC Advisor Funds Trust.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

The Fund’s performance is measured against the MSCI EAFE Index (Europe, Australasia, Far East), an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index currently consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	11

Portfolio Reviews

HSBC Investor Mid-Cap Fund
(Class A Shares, B Shares, C Shares and Class I Shares)
by Tony Y. Dong, CFA, CIO and Lead Manager, Mid-Cap Team
Geoffrey A. Wilson, CFA, Co-CIO and Senior Portfolio Manager
Brian S. Matuszak, CFA, Senior Equity Analyst
Andy Y. Mui, CPA, Senior Equity Analyst
George L. Sanders II, Senior Equity Research Associate
Munder Capital Management

The HSBC Investor Mid-Cap Fund (the “Fund”) seeks to achieve long-term growth of capital by investing at least 80% of its net assets in equity securities, i.e., common stocks, preferred stocks, convertible securities and rights and warrants, of mid-capitalization companies. Mid-capitalization companies are those companies with market capitalization within the range of companies included in the S&P MidCap 400® Index1, or within the range of companies included in the Russell Midcap® Index. The Fund employs Munder Capital Management (“Munder”) as subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Market Commentary

The Fund’s Class A Shares posted a return of 21.44% (without sales charge) and 21.71% for the Class I Shares for the six-month period ended April 30, 2010. That compared to 25.78% and 22.64% for the Fund’s benchmarks, the S&P MidCap 400 Index1 and the Lipper Mid-Cap Growth Funds Average1, respectively.

Portfolio Performance

Stocks rallied throughout the period as corporate earnings improved and investors sought the return potential of equities. Mid-cap stocks were among the period’s strongest performers, outpacing large-cap stocks and only marginally trailing small-cap stocks. That environment led to very strong absolute performance for the Fund. More than 80% of the Fund’s portfolio produced positive returns during the period, and more than 75% produced double-digit gains. Among the strongest-performing sectors were telecommunications, information technology and energy.*

Relative to its benchmark, the Fund benefited from overweight positions in the consumer discretionary, energy and utilities sectors. Increased consumer confidence and spending buoyed consumer stocks, while the broad economic rebound benefited energy and utilities shares. An underweight allocation to the health care sector, which underperformed the benchmark, also boosted relative return.*

Stock selection caused the greatest drag on performance. We believed that investors would become more discerning and favor higher-quality stocks during this period, but that did not occur among mid-cap stocks. Indeed, investors in the mid-cap arena favored lower-quality stocks. That trend dragged on relative performance, as we maintained our historical bias toward very high-quality stocks. Many of the best-performing stocks during this period did not meet our rigorous, fundamentals-based screening process, and therefore were not suitable candidates for inclusion within the portfolio.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Mid-Cap Fund - As of April 30, 2010

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[5]

As of April 30, 2010	Inception Date	Six Months*	1 Year**	5 Year	10 Year†	Gross	Net

HSBC Investor Mid-Cap Fund Class A1	7/1/93	15.35	36.59	4.50	1.50	2.21	1.36

HSBC Investor Mid-Cap Fund Class B2	7/1/93	17.14	38.63	4.81	1.27	2.96	2.11

HSBC Investor Mid-Cap Fund Class C3	7/1/93	20.08	41.60	4.82	1.33	2.96	2.11

HSBC Investor Mid-Cap Fund Class I	7/1/93	21.71	44.13	5.83	2.26	1.96	1.11

S&P MidCap 400 Index[4]	—	25.78	48.92	6.89	6.84	N/A	N/A

Lipper Mid-Cap Growth Funds Average[4]	—	22.64	44.36	5.48	0.56	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2010 through March 1, 2011.

During the fiscal period ended October 31, 2009, the Fund received monies related to certain nonrecurring litigation settlements which enhanced performance. Without the receipt of this payment, the returns for applicable periods would be lower.

*	Aggregate total return.

**

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

†

For periods prior to July 1, 2000, the performance shown above includes the total return (adjusted for Fund expenses) generated by HSBC Global Asset Management (USA) Inc.’s management of a pooled investment vehicle called a collective investment trust (“CIT”) with the same investment objective as the Fund. The assets from that CIT were converted into the HSBC Investor Mid-Cap Fund on July 1, 2000. The CIT was not registered with the Securities & Exchange Commission (SEC) and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CIT had been registered with the SEC, its performance might have been adversely affected. Performance assumes reinvestment of dividends and distributions.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

The Fund’s performance is measured against the Standard & Poor’s MidCap 400 Index (“S&P MidCap 400”), an unmanaged index that is the most widely used index for mid-sized companies. The S&P MidCap 400 covers over 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	13

Portfolio Reviews

HSBC Investor Opportunity Fund
(Class A Shares, B Shares, C Shares and I Shares)
by Arthur J. Bauernfeind, Chairman
William A. Muggia, President, CEO and CIO
Matthew W. Strobeck, Partner
Ethan J. Meyers, Partner
Scott R. Emerman, Partner
Westfield Capital Management Company, L.P.

The HSBC Investor Opportunity Fund (the “Fund”) seeks to provide its shareholders with long-term growth of capital by investing in equity securities of small cap companies. The Fund may also invest in bonds, notes, commercial paper, U.S. Government securities, and foreign securities. Small cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index.1 The Fund may also invest in equity securities of larger, more established companies if they are expected to show increased earnings. The Fund employs a two-tier structure, commonly referred to as “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, L.P. as subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economics uncertainty.

Market Commentary

For the six-month period ended April 30, 2010, the Class I Shares of the HSBC Investor Opportunity Fund produced a 24.27% return, and the Class A Shares of the Fund produced a 23.94% return (without sales charge). The Fund’s benchmarks, the Russell 2500™ Growth Index1 and the Lipper Mid-Cap Growth Funds Average1, returned 25.81% and 22.64%, respectively.

Portfolio Performance

Early in the period, investors appeared skeptical that the recent economic recovery would last. That skepticism gave way to optimism, as emerging evidence seemed to increase the likelihood of a sustained economic recovery. During the period consumer confidence was relatively strong and spending levels increased from their recent lows.

The stock market benefited from this environment, and several sectors posted very strong absolute returns for the six-month period. One top-performing sector was health care, which benefited as investors began to have a better picture of the direction that legislative health care reform would take. In absolute terms, strength in the stock market benefited the Fund’s performance during the six-month period.*

The Fund held a smaller position than its benchmark in the telecommunications services sector. The sector lagged the benchmark, so the Fund’s smaller stake boosted relative performance. Individual holdings in the telecommunications sector also benefited relative performance. The Fund’s industrial holdings also added to its relative performance due to strong stock selection.*

Despite the health care sector’s strong performance, certain health care stocks held by the Fund dragged on the Fund’s performance for the period. The Fund was also hurt by its underweight position in the consumer discretionary sector. We did not believe consumer stocks would perform well during the period, so we maintained a defensive position smaller than that of the Fund’s benchmark. However, the sector performed well, and the underweight position reduced the Fund’s relative return.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

14	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Opportunity Fund - As of April 30, 2010

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[5]

As of April 30, 2010	Inception Date	Six Months*	1 Year**	5 Year	10 Year	Gross	Net

HSBC Investor Opportunity Fund Class A1	9/23/96	17.71	40.90	8.74	3.48	2.30	1.65

HSBC Investor Opportunity Fund Class B2	1/6/98	19.39	42.92	9.03	3.54	3.05	2.40

HSBC Investor Opportunity Fund Class C3	11/4/98	22.57	46.16	9.05	3.23	3.05	2.40

HSBC Investor Opportunity Fund Class I***	9/3/96	24.27	49.03	10.23	4.51	1.02	1.02

Russell 2500™ Growth Index[4]	—	25.81	47.69	6.55	0.62	N/A	N/A

Lipper Mid-Cap Growth Funds Average[4]	—	22.64	44.36	5.48	0.56	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2010 through March 1, 2011.

*	Aggregate total return.

**

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

***	The Class I Shares are issued by a series of HSBC Advisor Funds Trust also named the HSBC Investor Opportunity Fund.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

The Fund’s performance is measured against the Russell 2500™ Growth Index, an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	15

Portfolio Reviews

HSBC Investor Value Fund
(Class A Shares, B Shares, C Shares and I Shares) by Jon D. Bosse, CFA, Co-President and CIO Craig (Chip) O. Bailey, Jr., Managing Director/Portfolio Manager NWQ Investment Management Company, LLC

The HSBC Investor Value Fund (the “Fund”) seeks long-term growth of capital and income. Under normal market conditions, the Fund invests primarily in U.S. and foreign companies with large and medium capitalizations that the subadviser believes possess opportunities underappreciated or misperceived by the market. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Value Portfolio (the “Portfolio”). The Portfolio employs NWQ Investment Management Company, LLC (“NWQ”) as subadviser.

Investment Concerns

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The net asset value per share of this Fund will fluctuate as the value of the securities in the Portfolio changes.

Market Commentary

The Fund returned 13.63% (without sales charge) for the Class A Shares and 13.79% for the Class I Shares for the six-month period ended April 30, 2010. That compared to a 17.77% return for the Russell 1000® Value Index1 and a 14.38% return for the Lipper Large-Cap Core Funds Average1.

Portfolio Performance

The largest contributor to the Fund’s absolute performance was its exposure to financial services stocks. As concerns over the health of the U.S. and global financial system abated, the sector began to rally substantially. The Fund increased its weighting in that sector in early calendar-year 2009, and added further during this period. Previous positions and new investments in that sector positively contributed to the Fund’s performance.*

The Fund’s positions in the technology and healthcare sectors were significant detractors to the Fund’s performance during the period. Two of the Fund’s technology holdings appreciated, but gained much less than the market’s 17.8% increase. However, the third technology holding declined and adversely affected performance. Concerns over the company’s profitability and doubts about its ability to launch a new product successfully adversely affected the company’s valuation. We are confident in the long-term prospects of this company, and used the stock price weakness as an opportunity to add to the position.*

We believe investor concerns surrounding health care legislation adversely impacted the valuations of the Fund’s healthcare holdings. We took advantage of this weakness and added to the Fund’s positions*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

16	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Value Fund - As of April 30, 2010

Fund Performance				Average Annual Total Return (%)				Expense Ratio (%)[6]

As of April 30, 2010	Inception Date		Six Months*	1 Year**	5 Year	Since Inception		Gross	Net

HSBC Investor Value Fund Class A1	5/7/04	[5]	7.91	35.69	2.13	3.93		1.40	1.20

HSBC Investor Value Fund Class B2	5/7/04	[5]	9.19	37.76	2.40	4.03		2.15	1.95

HSBC Investor Value Fund Class C3	5/7/04	[5]	12.20	40.78	2.40	4.03		2.15	1.95

HSBC Investor Value Fund Class I	5/7/04	[5]	13.79	43.19	3.43	5.09		1.15	0.95

Russell 1000® Value Index[4]	—		17.77	42.28	1.93	3.76	[7]	N/A	N/A

Lipper Large-Cap Core Funds Average[4]	—		14.38	36.84	2.55	2.99	[7]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2010 through March 1, 2011.

During the fiscal periods ended October 31, 2008 and 2009, the Portfolio in which the Fund invests in, received monies related to certain nonrecurring litigation settlements. Without the receipt of these payments, the returns for applicable periods would have been lower.

*	Aggregate total return.

**

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	The HSBC Investor Value Fund was initially offered for purchase effective May 7, 2004, however, no shareholder activity occurred until May 10, 2004.

[6]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

[7]	Return for the period 5/6/04 to 4/30/10.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	17

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Portfolio Reviews

Portfolio Composition*
April 30, 2010
(Unaudited)

HSBC Investor Growth Portfolio

Investment Allocation	Percentage of Investments at Value

Information Technology	40.5%

Industrials	13.0%

Consumer Discretionary	10.5%

Energy	9.0%

Health Care	9.0%

Financials	7.1%

Consumer Staples	4.6%

Materials	3.3%

Cash and Equivalents	3.0%

Total	100.0%

HSBC International Equity Portfolio

Investment Allocation	Percentage of Investments at Value

Europe	61.4%

Japan	23.4%

Australia & Far East	9.5%

Canada	4.2%

Cash	1.0%

Other	0.5%

Total	100.0%

HSBC Investor Mid-Cap Fund

Investment Allocation	Percentage of Investments at Value

Health Care	18.7%

Financial Services	16.9%

Utilities	14.7%

Consumer Products	12.8%

Computer Software	10.5%

Computer Services	7.1%

Insurance	6.0%

Electronic Components & Semiconductors	4.8%

Oil & Gas	3.4%

Cash and Equivalents	2.8%

Commercial Services	2.3%

Total	100.0%

HSBC Investor Opportunity Portfolio

Investment Allocation	Percentage of Investments at Value

Information Technology	22.3%

Health Care	19.5%

Consumer Discretionary	14.8%

Industrials	14.1%

Energy	11.7%

Financials	4.8%

Materials	4.5%

Consumer Staples	3.4%

Cash and Cash Equivalents	2.8%

Telecommunication Services	2.1%

Total	100.0%

HSBC Investor Value Portfolio

Investment Allocation	Percentage of Investments at Value

Financials	21.3%

Energy	17.0%

Health Care	13.0%

Industrials	10.3%

Information Technology	10.1%

Materials	8.4%

Consumer Staples	7.8%

Consumer Discretionary	4.8%

Cash and Cash Equivalents	3.0%

Telecommunication Services	2.7%

Utilities	1.6%

Total	100.0%

*	Portfolio composition is subject to change.

HSBC INVESTOR FAMILY OF FUNDS	19

HSBC INVESTOR MID - CAP FUND

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited)

Common Stocks—98.5%

	Shares	Value ($)

Consumer Discretionary – 18.9%
Aaron’s, Inc.	5,475	123,571
BorgWarner, Inc. (a)	7,750	335,885
CarMax, Inc. (a)	4,600	113,022
Chipotle Mexican Grill, Inc., Class A (a)	1,800	242,838
Choice Hotels International, Inc.	4,050	147,056
DeVry, Inc.	3,450	215,245
Discovery Communications, Inc., Class A (a)	2,450	94,815
Discovery Communications, Inc., Class C (a)	3,850	128,475
GameStop Corp., Class A (a)	10,075	244,923
Genuine Parts Co.	4,450	190,460
Guess?, Inc.	2,850	130,730
Liberty Media-Starz, Series A (a)	3,050	168,939
LKQ Corp. (a)	15,975	336,433
New Oriental Education & Technology Group, Inc. ADR (a)	1,950	182,461
O’Reilly Automotive, Inc. (a)	3,100	151,559
Regal Entertainment Group, Class A	10,850	185,318
Tiffany & Co.	2,500	121,200
Tupperware Brands Corp.	5,000	255,350

		3,368,280

Consumer Staples – 3.4%
Central European Distribution Corp. (a)	5,925	205,301
Church & Dwight Co., Inc.	3,300	228,525
J.M. Smucker Co. (The)	2,950	180,157

		613,983

Energy – 7.2%
Arena Resources, Inc. (a)	3,900	144,027
Atlas Energy, Inc. (a)	7,162	258,405
Atwood Oceanics, Inc. (a)	5,750	209,357
Core Laboratories N.V.	1,975	296,033
Denbury Resources, Inc. (a)	11,000	210,650
Southwestern Energy Co. (a)	4,300	170,624

		1,289,096

Financials – 17.2%
Affiliated Managers Group, Inc. (a)	3,100	260,958
Annaly Capital Management, Inc.	11,350	192,383
Axis Capital Holdings Ltd.	6,150	191,696
Corporate Office Properties Trust	3,950	159,778
Digital Realty Trust, Inc.	4,950	290,565
Eaton Vance Corp.	5,275	185,891
Essex Property Trust, Inc.	1,800	190,476
Fifth Third Bancorp	14,850	221,413
FirstMerit Corp.	10,000	235,000
Lincoln National Corp.	7,850	240,131
Macerich Co. (The)	4,842	216,486
MSCI, Inc., Class A (a)	6,950	240,817
Proassurance Corp. (a)	4,050	246,847
Signature Bank (a)	4,850	195,843

		3,068,284

Health Care – 10.7%
Amedisys, Inc. (a)	3,700	213,046
BioMarin Pharmaceuticals, Inc. (a)	11,050	258,238
Catalyst Health Solutions, Inc. (a)	4,500	190,395

Common Stocks, continued

	Shares	Value ($)

Health Care, continued
Coventry Health Care, Inc. (a)	400	9,496
DaVita, Inc. (a)	3,200	199,776
Haemonetics Corp. (a)	3,100	179,366
Intuitive Surgical, Inc. (a)	350	126,196
Laboratory Corp. of America Holdings (a)	2,375	186,604
Masimo Corp.	3,300	77,253
ResMed, Inc. (a)	4,300	294,249
West Pharmaceutical Services, Inc.	4,100	171,585

		1,906,204

Industrials – 12.9%
AGCO Corp. (a)	1,850	64,787
American Superconductor Corp. (a)	3,500	102,130
Eaton Corp.	1,550	119,598
Elbit Systems Ltd.	900	55,485
Flowserve Corp.	2,400	274,992
IHS, Inc., Class A (a)	4,500	228,015
ITT Corp.	3,100	172,267
Kansas City Southern (a)	5,800	235,190
L-3 Communications Holdings, Inc.	1,500	140,355
Precision Castparts Corp.	900	115,506
Shaw Group, Inc. (The) (a)	6,750	258,390
Stericycle, Inc. (a)	3,775	222,347
URS Corp. (a)	2,750	141,213
Valmont Industries, Inc.	2,200	183,238

		2,313,513

Information Technology – 14.9%
Akamai Technologies, Inc. (a)	3,700	143,671
ARM Holdings plc ADR	18,250	208,597
Check Point Software Technologies Ltd. (a)	3,700	131,794
Cognizant Technology Solutions Corp. (a)	5,675	290,446
Cree, Inc. (a)	3,400	248,914
FactSet Research Systems, Inc.	2,150	161,723
Fiserv, Inc. (a)	3,800	194,142
Itron, Inc. (a)	2,450	195,045
McAfee, Inc. (a)	3,850	133,788
Microchip Technology, Inc.	6,750	197,167
MICROS Systems, Inc. (a)	5,450	202,522
Solera Holdings, Inc.	5,700	221,559
Sybase, Inc. (a)	5,000	216,900
Teradata Corp. (a)	4,250	123,548

		2,669,816

Materials – 4.9%
Airgas, Inc.	3,900	247,455
Compass Minerals International, Inc.	2,350	176,979
Crown Holdings, Inc. (a)	9,700	252,200
Valspar Corp. (The)	6,350	198,882

		875,516

Telecommunication Services – 2.3%
American Tower Corp., Class A (a)	5,700	232,617
NII Holdings, Inc. (a)	4,200	178,164

		410,781

20	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR INVESTOR MID - CAP FUND

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value ($)

Utilities – 6.1%
EQT Corp.	5,625	244,631
ITC Holdings Corp.	3,525	196,801
Northeast Utilities	9,125	253,584
NorthWestern Corp.	7,900	238,738
Portland General Electric Co.	7,550	150,094

		1,083,848

TOTAL COMMON STOCKS (COST $13,919,874)		17,599,321

Investment Companies—2.8%

Midcap SPDR Trust Series 1	310	46,231
Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.01% (b)	459,243	459,243

TOTAL INVESTMENT COMPANIES (COST $499,405)		505,474

TOTAL INVESTMENTS (COST $14,419,279) – 101.3%		18,104,795

Percentages indicated are based on net assets of $17,874,202.

ADR —	American Depositary Receipt
plc —	Public Limited Company
SPDR —	Standard & Poor’s Depositary Receipt

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2010.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	21

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2010 (Unaudited)

	Growth Fund	International Equity Fund	Mid-Cap Fund	Opportunity Fund	Opportunity Fund (Advisor)

Assets:
Investments in Affiliated Portfolios	$63,712,178	$178,083,094	$—	$12,744,536	$117,405,669
Investments in non-affiliates, at value	—	—	18,104,795	—	—
Dividends receivable	—	—	2,876	—	—
Receivable for capital shares issued	90,822	49,224	32,397	1,819	67,770
Receivable for investments sold	—	—	107,828	—	—
Reclaims receivable	—	768,969	—	—	—
Receivable from Investment Adviser	—	—	7,749	5,368	—
Prepaid expenses and other assets	10,620	9,238	5,418	8,581	2,055

Total Assets	63,813,620	178,910,525	18,261,063	12,760,304	117,475,494

Liabilities:
Payable for investments purchased	—	—	344,931	—	—
Payable for capital shares redeemed	105,334	127,589	9,317	9,274	22,338
Payable to Investment Adviser	490	—	—	—	—
Accrued expenses and other liabilities:
Investment Management	—	—	10,928	—	—
Administration	1,021	2,948	559	202	1,882
Distribution	1,097	—	843	710	—
Shareholder Servicing	3,855	—	1,349	2,632	—
Compliance Services	14	43	—	1	16
Custodian	—	—	3,112	—	—
Transfer Agent	13,090	5,733	10,784	11,800	2,839
Trustee	51	193	13	11	83
Other	16,930	86,395	5,025	2,612	38,373

Total Liabilities	141,882	222,901	386,861	27,242	65,531

Net Assets	$63,671,738	$178,687,624	$17,874,202	$12,733,062	$117,409,963

Composition of Net Assets:
Capital	$60,758,719	$246,062,540	$17,435,431	$11,653,621	$105,933,500
Accumulated net investment income (loss)	(122,704)	535,144	116	(70,263)	(295,439)
Accumulated net realized gains (losses) from investment and foreign currency transactions	(6,738,699)	(62,743,908)	(3,246,861)	(797,072)	(6,175,526)
Unrealized appreciation/depreciation from investments and foreign currencies	9,774,422	(5,166,152)	3,685,516	1,946,776	17,947,428

Net Assets	$63,671,738	$178,687,624	$17,874,202	$12,733,062	$117,409,963

Net Assets:
Class A Shares	$16,594,715	$—	$5,225,153	$11,607,029	$—
Class B Shares	1,516,380	—	1,328,664	799,943	—
Class C Shares	152,952	—	15,506	326,090	—
Class I Shares	45,407,691	178,687,624	11,304,879	—	117,409,963

Total	$63,671,738	$178,687,624	$17,874,202	$12,733,062	$117,409,963

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
Class A Shares	1,152,952	—	758,029	1,239,322	—
Class B Shares	114,229	—	214,733	101,720	—
Class C Shares	11,450	—	2,477	40,661	—
Class I Shares	3,122,564	14,699,839	1,594,152	—	9,514,781

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$14.39	$—	$6.89	$9.37	$—
Class B Shares(a)	$13.27	$—	$6.19	$7.86	$—
Class C Shares(a)	$13.36	$—	$6.26	$8.02	$—
Class I Shares	$14.54	$12.16	$7.09	$—	$12.34
Maximum Sales Charge – Class A Shares	5.00%	—%	5.00%	5.00%	—%
Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge))—Class A Shares	$15.15	$—	$7.25	$9.86	$—

Total Investments, at cost			$14,419,279

(a)	Redemption Price per share varies by length of time shares are held.

22	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2010 (Unaudited) (continued)

	Overseas Equity Fund	Value Fund

Assets:
Investments in Affiliated Portfolios	$6,260,482	$32,934,431
Receivable for capital shares issued	4,311	73,247
Reclaims receivable	46,354	—
Receivable from Investment Adviser	5,486	3,246
Prepaid expenses and other assets	9,436	9,616

Total Assets	6,326,069	33,020,540

Liabilities:
Payable for capital shares redeemed	11,589	124,567
Accrued expenses and other liabilities:
Administration	104	523
Distribution	498	260
Shareholder Servicing	1,359	2,786
Compliance Service	6	68
Transfer Agent	8,969	11,950
Trustee	8	24
Other	1,931	9,123

Total Liabilities	24,464	149,301

Net Assets	$6,301,605	$32,871,239

Composition of Net Assets:
Capital	$8,939,411	$37,276,146
Accumulated net investment income	3,018	14,104
Accumulated net realized gains (losses) from investment and foreign currency transactions	(2,456,823)	(6,028,855)
Unrealized appreciation/depreciation from investments and foreign currencies	(184,001)	1,609,844

Net Assets	$6,301,605	$32,871,239

Net Assets:
Class A Shares	$5,557,788	$12,853,920
Class B Shares	688,077	324,006
Class C Shares	55,740	79,746
Class I Shares	—	19,613,567

Total	$6,301,605	$32,871,239

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
Class A Shares	1,365,363	1,073,038
Class B Shares	192,558	28,390
Class C Shares	14,394	6,940
Class I Shares	—	1,640,000

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$4.07	$11.98
Class B Shares (a)	$3.57	$11.41
Class C Shares (a)	$3.87	$11.49
Class I Shares	$—	$11.96
Maximum Sales Charge—Class A Shares	5.00%	5.00%

Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge))—Class A Shares	$4.28	$12.61

(a)	Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	23

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2010 (Unaudited)

	Growth Fund	International Equity Fund	Mid-Cap Fund	Opportunity Fund	Opportunity Fund (Advisor)

Investment Income:
Dividends	$—	$—	$98,859	$—	$—
Investment Income from Affiliated Portfolios (a)	196,523	2,041,984	—	26,372	244,178
Tax reclaims from Affiliated Portfolios (a)	—	(18,605)	—	—	—
Foreign tax withholding from Affiliated Portfolios (a)	—	(184,458)	—	—	—
Expenses from Affiliated Portfolios (a)	(202,767)	(775,590)	—	(52,075)	(482,120)

Total Investment Income (Loss)	(6,244)	1,063,331	98,859	(25,703)	(237,942)

Expenses:
Investment Management	—	—	58,139	—	—
Administration:
Class A Shares	1,603	17,940	917	1,048	10,837
Class B Shares	188	—	291	93	—
Class C Shares	14	—	4	30	—
Class I Shares	4,170	—	1,836	—	—
Distribution:
Class B Shares	7,133	—	5,538	3,502	—
Class C Shares	534	—	53	1,131	—
Shareholder Servicing:
Class A Shares	20,286	—	5,819	10,947	—
Class B Shares	2,377	—	1,846	1,167	—
Class C Shares	178	—	18	377	—
Accounting	11,872	4,465	28,580	9,428	4,465
Compliance Services	126	387	65	23	222
Custodian	—	—	3,238	—	—
Printing	9,852	15,602	2,484	1,917	16,163
Professional	2,001	3,566	1,525	1,344	2,577
Transfer Agent	40,109	17,189	32,072	31,586	19,203
Trustee	380	1,143	196	73	659
Registration fees	15,982	2,322	3,382	14,056	760
Other	1,639	3,975	818	293	2,611

Total expenses before fee reductions	118,444	66,589	146,821	77,015	57,497
Fees reimbursed by Investment Adviser	(1,984)	—	(48,078)	(32,455)	—

Net Expenses	116,460	66,589	98,743	44,560	57,497

Net Investment Income (Loss)	(122,704)	996,742	116	(70,263)	(295,439)

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investments and foreign currency transactions	2,825,276	(2,712,014)	433,391	774,259	6,974,558
Change in unrealized appreciation/depreciation from investments and foreign currencies	5,648,255	4,738,328	2,512,609	1,833,704	17,120,665

Net realized/unrealized gains from investments and foreign currency transactions	8,473,531	2,026,314	2,946,000	2,607,963	24,095,223

Change In Net Assets Resulting From Operations	$8,350,827	$3,023,056	$2,946,116	$2,537,700	$23,799,784

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

24	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2010 (Unaudited) (continued)

	Overseas Equity Fund	Value Fund

Investment Income:
Investment Income from Affiliated Portfolios (a)	$74,672	$239,131
Tax reclaims from Affiliated Portfolios (a)	(4,828)	—
Foreign tax withholding from Affiliated Portfolios (a)	(6,693)	(948)
Expenses from Affiliated Portfolios (a)	(28,344)	(103,542)

Total Investment Income (Loss)	34,807	134,641

Expenses:
Administration:
Class A Shares	569	1,257
Class B Shares	85	39
Class C Shares	4	8
Class I Shares	—	1,791
Distribution:
Class B Shares	3,209	1,488
Class C Shares	219	285
Shareholder Servicing:
Class A Shares	7,176	15,863
Class B Shares	1,070	496
Class C Shares	73	95
Accounting	9,428	11,903
Compliance Services	18	72
Printing	1,150	5,130
Professional	1,275	1,611
Transfer Agent	24,186	32,071
Trustee	45	198
Registration fees	12,835	7,858
Other	246	826

Total expenses before fee reductions	61,588	80,991
Fees reduced by Investment Adviser	(29,799)	(16,741)

Net Expenses	31,789	64,250

Net Investment Income (Loss)	3,018	70,391

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized losses from investments and foreign currency transactions	(61,118)	(204,452)
Change in unrealized appreciation/depreciation from investments and foreign currencies	146,640	4,169,646

Net realized/unrealized gains from investments and foreign currency transactions	85,522	3,965,194

Change In Net Assets Resulting From Operations	$88,540	$4,035,585

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	25

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets

	Growth Fund

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$(122,704)	$(106,102)
Net realized gains (losses) from investments transactions	2,825,276	(9,717,237)
Change in unrealized appreciation/depreciation from investments and foreign currencies	5,648,255	18,612,853

Change in net assets resulting from operations	8,350,827	8,789,514

Dividends:

Net realized gains:

Change in net assets resulting from capital transactions	(2,154,257)	(10,272,668)

Change in net assets	6,196,570	(1,483,154)

Net Assets:
Beginning of period	57,475,168	58,958,322

End of period	$63,671,738	$57,475,168

Accumulated net investment income (loss)	$(122,704)	$—

26	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Growth Fund

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,017,783	$1,225,814
Value of shares redeemed	(2,586,160)	(5,063,199)

Class A Shares capital transactions	(1,568,377)	(3,837,385)

Class B Shares:
Proceeds from shares issued	24,735	66,339
Value of shares redeemed	(839,301)	(1,164,836)

Class B Shares capital transactions	(814,566)	(1,098,497)

Class C Shares:
Proceeds from shares issued	14,602	36,704
Value of shares redeemed	(49)	(5,976)

Class C Shares capital transactions	14,553	30,728

Class I Shares:
Proceeds from shares issued	5,030,377	4,547,877
Value of shares redeemed	(4,816,244)	(9,915,391)

Class I Shares capital transactions	214,133	(5,367,514)

Change in net assets resulting from capital transactions	$(2,154,257)	$(10,272,668)

SHARE TRANSACTIONS:
Class A Shares:
Issued	72,744	112,735
Redeemed	(187,780)	(472,708)

Change in Class A Shares	(115,036)	(359,973)

Class B Shares:
Issued	1,938	6,818
Redeemed	(65,181)	(117,668)

Change in Class B Shares	(63,243)	(110,850)

Class C Shares:
Issued	1,156	3,677
Redeemed	(4)	(631)

Change in Class C Shares	1,152	3,046

Class I Shares:
Issued	357,063	418,087
Redeemed	(349,129)	(961,622)

Change in Class I Shares	7,934	(543,535)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	27

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	International Equity Fund		Mid-Cap Fund

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$996,742	$3,354,935	$116	$37,965
Net realized gains (losses) from investments transactions	(2,712,014)	(59,981,220)	433,391	(3,509,959)
Change in unrealized appreciation/depreciation from investments and foreign currencies	4,738,328	90,089,864	2,512,609	5,026,011

Change in net assets resulting from operations	3,023,056	33,463,579	2,946,116	1,554,017

Dividends:
Net investment income:
Class A Shares	—	—	(5,190)	—
Class I Shares	(2,826,752)	(7,354,738)	(32,775)	—
Net realized gains:
Class A Shares	—	—	—	(294,264)
Class B Shares	—	—	—	(174,161)
Class C Shares	—	—	—	(1,041)
Class I Shares	—	(8,461,420)	—	(681,038)

Change in net assets resulting from shareholder dividends	(2,826,752)	(15,816,158)	(37,965)	(1,150,504)

Change in net assets resulting from capital transactions	(1,750,822)	1,541,373	1,761,746	(3,850,002)

Change in net assets	(1,554,518)	19,188,794	4,669,897	(3,446,489)

Net Assets:
Beginning of period	180,242,142	161,053,348	13,204,305	16,650,794

End of period	$178,687,624	$180,242,142	$17,874,202	$13,204,305

Accumulated net investment income (loss)	$535,144	$2,365,154	$116	$37,965

28	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	International Equity Fund		Mid-Cap Fund

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$—	$—	$486,489	$566,784
Dividends reinvested	—	—	5,110	290,977
Value of shares redeemed	—	—	(358,259)	(541,791)

Class A Shares capital transactions	—	—	133,340	315,970

Class B Shares:
Proceeds from shares issued	—	—	30,059	82,819
Dividends reinvested	—	—	—	169,310
Value of shares redeemed	—	—	(559,265)	(686,734)

Class B Shares capital transactions	—	—	(529,206)	(434,605)

Class C Shares:
Proceeds from shares issued	—	—	—	11
Dividends reinvested	—	—	—	1,041
Value of shares redeemed	—	—	—	(508)

Class C Shares capital transactions	—	—	—	544

Class I Shares:
Proceeds from shares issued	13,682,822	26,914,666	3,278,971	341,422
Dividends reinvested	2,134,231	11,845,280	21,153	462,791
Value of shares redeemed	(17,567,875)	(37,218,573)	(1,142,512)	(4,536,124)

Class I Shares capital transactions	(1,750,822)	1,541,373	2,157,612	(3,731,911)

Change in net assets resulting from capital transactions	$(1,750,822)	$1,541,373	$1,761,746	$(3,850,002)

SHARE TRANSACTIONS:
Class A Shares:
Issued	—	—	76,538	116,639
Reinvested	—	—	830	65,535
Redeemed	—	—	(56,333)	(111,962)

Change in Class A Shares	—	—	21,035	70,212

Class B Shares:
Issued	—	—	5,092	18,945
Reinvested	—	—	—	42,117
Redeemed	—	—	(98,139)	(154,800)

Change in Class B Shares	—	—	(93,047)	(93,738)

Class C Shares:
Reinvested	—	—	—	256
Redeemed	—	—	—	(138)

Change in Class C Shares	—	—	—	118

Class I Shares:
Issued	1,109,648	2,374,315	498,632	70,062
Reinvested	173,656	1,323,495	3,342	101,267
Redeemed	(1,410,087)	(3,874,180)	(177,307)	(911,670)

Change in Class I Shares	(126,783)	(176,370)	324,667	(740,341)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	29

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund		Opportunity Fund (Advisor)

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$(70,263)	$(112,648)	$(295,439)	$(434,015)
Net realized gains (losses) from investments transactions	774,259	(1,474,598)	6,974,558	(12,341,854)
Change in unrealized appreciation/depreciation from investments and foreign currencies	1,833,704	2,899,270	17,120,665	24,564,409

Change in net assets resulting from operations	2,537,700	1,312,024	23,799,784	11,788,540

Dividends:
Net realized gains:
Class A Shares	—	(539,992)	—	—
Class B Shares	—	(107,053)	—	—
Class C Shares	—	(13,420)	—	—
Class I Shares	—	—	—	(2,746,629)

Change in net assets resulting from shareholder dividends	—	(660,465)	—	(2,746,629)

Change in net assets resulting from capital transactions	(841,068)	(981,801)	(6,675,120)	(6,597,185)

Change in net assets	1,696,632	(330,242)	17,124,664	2,444,726

Net Assets:
Beginning of period	11,036,430	11,366,672	100,285,299	97,840,573

End of period	$12,733,062	$11,036,430	$117,409,963	$100,285,299

Accumulated net investment income (loss)	$(70,263)	$—	$(295,439)	$—

30	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund		Opportunity Fund (Advisor)

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$667,361	$1,180,248	$—	$—
Dividends reinvested	—	537,467	—	—
Value of shares redeemed	(1,018,937)	(2,263,523)	—	—

Class A Shares capital transactions	(351,576)	(545,808)	—	—

Class B Shares:
Proceeds from shares issued	35,911	66,965	—	—
Dividends reinvested	—	106,455	—	—
Value of shares redeemed	(521,176)	(667,369)	—	—

Class B Shares capital transactions	(485,265)	(493,949)	—	—

Class C Shares:
Proceeds from shares issued	3,500	54,586	—	—
Dividends reinvested	—	13,420	—	—
Value of shares redeemed	(7,727)	(10,050)	—	—

Class C Shares capital transactions	(4,227)	57,956	—	—

Class I Shares:
Proceeds from shares issued	—	—	6,325,221	9,048,783
Dividends reinvested	—	—	—	2,020,969
Value of shares redeemed	—	—	(13,000,341)	(17,666,937)

Advisor Shares capital transactions	—	—	(6,675,120)	(6,597,185)

Change in net assets resulting from capital transactions	$(841,068)	$(981,801)	$(6,675,120)	$(6,597,185)

SHARE TRANSACTIONS:
Class A Shares:
Issued	77,147	173,171	—	—
Reinvested	—	95,805	—	—
Redeemed	(119,906)	(340,092)	—	—

Change in Class A Shares	(42,759)	(71,116)	—	—

Class B Shares:
Issued	4,824	12,358	—	—
Reinvested	—	22,363	—	—
Redeemed	(73,050)	(123,288)	—	—

Change in Class B Shares	(68,226)	(88,567)	—	—

Class C Shares:
Issued	510	9,847	—	—
Reinvested	—	2,768	—	—
Redeemed	(980)	(1,959)	—	—

Change in Class C Shares	(470)	10,656	—	—

Class I Shares:
Issued	—	—	560,900	1,063,736
Reinvested	—	—	—	275,712
Redeemed	—	—	(1,148,334)	(2,220,201)

Change in Advisor Shares	—	—	(587,434)	(880,753)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	31

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Overseas Equity Fund		Value Fund

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$3,018	$96,154	$70,391	$294,429
Net realized gains (losses) from investments transactions	(61,118)	(2,354,316)	(204,452)	(1,353,212)
Change in unrealized appreciation/depreciation from investments and foreign currencies	146,640	3,553,124	4,169,646	5,610,790

Change in net assets resulting from operations	88,540	1,294,962	4,035,585	4,552,007

Dividends:
Net investment income:
Class A Shares	(97,964)	(374,072)	(21,112)	(155,138)
Class B Shares	(10,236)	(62,669)	—	(2,255)
Class C Shares	(616)	(2,972)	—	(298)
Class I Shares	—	—	(50,023)	(232,742)
Net realized gains:
Class A Shares	—	(2,912,698)	—	—
Class B Shares	—	(617,230)	—	—
Class C Shares	—	(28,817)	—	—

Change in net assets resulting from shareholder dividends	(108,816)	(3,998,458)	(71,135)	(390,433)

Change in net assets resulting from capital transactions	(636,647)	1,710,202	(1,109,742)	(7,588,940)

Change in net assets	(656,923)	(993,294)	2,854,708	(3,427,366)

Net Assets:
Beginning of period	6,958,528	7,951,822	30,016,531	33,443,897

End of period	$6,301,605	$6,958,528	$32,871,239	$30,016,531

Accumulated net investment income (loss)	$3,018	$108,816	$14,104	$14,848

32	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Overseas Equity Fund		Value Fund

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$385,780	$405,226	$440,327	$493,761
Dividends reinvested	97,142	3,262,709	20,936	154,141
Value of shares redeemed	(841,006)	(2,210,404)	(1,985,782)	(4,681,860)

Class A Shares capital transactions	(358,084)	1,457,531	(1,524,519)	(4,033,958)

Class B Shares:
Proceeds from shares issued	7,495	33,259	5,897	13,994
Dividends reinvested	10,191	667,369	—	2,250
Value of shares redeemed	(294,363)	(468,176)	(200,762)	(336,758)

Class B Shares capital transactions	(276,677)	232,452	(194,865)	(320,514)

Class C Shares:
Dividends reinvested	616	31,789	—	298
Value of shares redeemed	(2,502)	(11,570)	(850)	(5,546)

Class C Shares capital transactions	(1,886)	20,219	(850)	(5,248)

Class I Shares:
Proceeds from shares issued	—	—	2,505,176	2,374,352
Dividends reinvested	—	—	45,028	209,767
Value of shares redeemed	—	—	(1,939,712)	(5,813,339)

Class I Shares capital transactions	—	—	610,492	(3,229,220)

Change in net assets resulting from capital transactions	$(636,647)	$1,710,202	$(1,109,742)	$(7,588,940)

SHARE TRANSACTIONS:
Class A Shares:
Issued	92,782	108,012	38,523	53,511
Reinvested	23,521	1,049,103	1,853	17,816
Redeemed	(200,928)	(553,300)	(174,310)	(529,179)

Change in Class A Shares	(84,625)	603,815	(133,934)	(457,852)

Class B Shares:
Issued	2,169	8,391	552	1,659
Reinvested	2,807	243,565	—	274
Redeemed	(80,279)	(153,763)	(18,396)	(39,815)

Change in Class B Shares	(75,303)	98,193	(17,844)	(37,882)

Class C Shares:
Reinvested	156	10,703	—	36
Redeemed	(639)	(3,505)	(80)	(751)

Change in Class C Shares	(483)	7,198	(80)	(715)

Class I Shares:
Issued	—	—	218,140	249,723
Reinvested	—	—	3,995	24,319
Redeemed	—	—	(170,221)	(677,423)

Change in Class I Shares	—	—	51,914	(403,381)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	33

HSBC INVESTOR FUNDS—GROWTH FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2005	$12.55	0.03		1.59	1.62	(0.05)	—	(0.05)	$14.12
Year Ended October 31, 2006	14.12	(0.02	)*	0.99	0.97	—	(0.23)	(0.23)	14.86
Year Ended October 31, 2007	14.86	—	*(f)	4.23	4.23	(0.01)	(1.13)	(1.14)	17.95
Year Ended October 31, 2008	17.95	(0.05	)*	(6.51)	(6.56)	—	(0.84)	(0.84)	10.55
Year Ended October 31, 2009	10.55	(0.04	)*	2.03	1.99	—	—	—	12.54
Six Months Ended April 30, 2010 (Unaudited)	12.54	(0.04	)*	1.89	1.85	—	—	—	14.39

CLASS B SHARES
Year Ended October 31, 2005	$12.11	(0.07)		1.53	1.46	—	—	—	$13.57
Year Ended October 31, 2006	13.57	(0.12	)*	0.95	0.83	—	(0.23)	(0.23)	14.17
Year Ended October 31, 2007	14.17	(0.11	)*	3.99	3.88	—	(1.13)	(1.13)	16.92
Year Ended October 31, 2008	16.92	(0.16	)*	(6.07)	(6.23)	—	(0.84)	(0.84)	9.85
Year Ended October 31, 2009	9.85	(0.10	)*	1.85	1.75	—	—	—	11.60
Six Months Ended April 30, 2010 (Unaudited)	11.61	(0.08	)*	1.74	1.66	—	—	—	13.27

CLASS C SHARES
Year Ended October 31, 2005	$12.17	(0.07)		1.54	1.47	—	—	—	$13.64
Year Ended October 31, 2006	13.64	(0.16	)*	0.99	0.83	—	(0.23)	(0.23)	14.24
Year Ended October 31, 2007	14.24	(0.11	)*	4.02	3.91	—	(1.13)	(1.13)	17.02
Year Ended October 31, 2008	17.02	(0.16	)*	(6.11)	(6.27)	—	(0.84)	(0.84)	9.91
Year Ended October 31, 2009	9.91	(0.12	)*	1.89	1.77	—	—	—	11.68
Six Months Ended April 30, 2010 (Unaudited)	11.68	(0.08	)*	1.76	1.68	—	—	—	13.36

CLASS I SHARES
Year Ended October 31, 2005	$12.55	0.06		1.59	1.65	(0.08)	—	(0.08)	$14.12
Year Ended October 31, 2006	14.12	0.02	*	0.99	1.01	—	(0.23)	(0.23)	14.90
Year Ended October 31, 2007	14.90	0.03	*	4.24	4.27	(0.02)	(1.13)	(1.15)	18.02
Year Ended October 31, 2008	18.02	(0.02	)*	(6.54)	(6.56)	—	(0.84)	(0.84)	10.62
Year Ended October 31, 2009	10.62	(0.01	)*	2.04	2.03	—	—	—	12.65
Six Months Ended April 30, 2010 (Unaudited)	12.65	(0.02	)*	1.91	1.89	—	—	—	14.54

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(b)(e)

CLASS A SHARES
Year Ended October 31, 2005	12.91	%(g)	$21,866	1.15	%(g)	0.19	%(g)	1.35%	79.54%
Year Ended October 31, 2006	6.92%		21,985	1.20%		(0.14)%		1.44%	75.06%
Year Ended October 31, 2007	30.45	%(h)	30,858	1.11	%(h)	(0.03	)%(h)	1.22%	57.04%
Year Ended October 31, 2008	(38.23	)%(i)	17,180	1.20%		(0.36)%		1.22%	157.87%
Year Ended October 31, 2009	18.86	%(j)	15,896	1.20%		(0.33)%		1.31%	65.67%
Six Months Ended April 30, 2010 (Unaudited)	14.75%		16,595	1.20%		(0.55)%		1.21%	42.87%

CLASS B SHARES
Year Ended October 31, 2005	12.06	%(g)	$1,317	1.90	%(g)	(0.48	)%(g)	2.09%	79.54%
Year Ended October 31, 2006	6.16%		1,446	1.95%		(0.88)%		2.19%	75.06%
Year Ended October 31, 2007	29.43	%(h)	1,630	1.86	%(h)	(0.78	)%(h)	1.98%	57.04%
Year Ended October 31, 2008	(38.62	)%(i)	2,839	1.95%		(1.20)%		1.96%	157.87%
Year Ended October 31, 2009	17.87	%(j)	2,059	1.95%		(1.06)%		2.06%	65.67%
Six Months Ended April 30, 2010 (Unaudited)	14.30%		1,516	1.95%		(1.29)%		1.96%	42.87%

CLASS C SHARES
Year Ended October 31, 2005	12.08	%(g)	$344	1.90	%(g)	(0.51	)%(g)	2.10%	79.54%
Year Ended October 31, 2006	6.13%		270	1.95%		(0.89)%		2.18%	75.06%
Year Ended October 31, 2007	29.49	%(h)	98	1.86	%(h)	(0.79	)%(h)	1.96%	57.04%
Year Ended October 31, 2008	(38.63	)%(i)	72	1.95%		(1.13)%		1.97%	157.87%
Year Ended October 31, 2009	17.86	%(j)	120	1.95%		(1.12)%		2.05%	65.67%
Six Months Ended April 30, 2010 (Unaudited)	14.38%		153	1.95%		(1.31)%		1.96%	42.87%

CLASS I SHARES
Year Ended October 31, 2005	13.17	%(g)	$13,107	0.90	%(g)	0.56	%(g)	1.07%	79.54%
Year Ended October 31, 2006	7.21%		15,042	0.95%		0.12%		1.19%	75.06%
Year Ended October 31, 2007	30.73	%(h)	30,295	0.87	%(h)	0.20	%(h)	0.96%	57.04%
Year Ended October 31, 2008	(38.07	)%(i)	38,868	0.95%		(0.16)%		0.97%	157.87%
Year Ended October 31, 2009	19.11	%(j)	39,400	0.95%		(0.08)%		1.06%	65.67%
Six Months Ended April 30, 2010 (Unaudited)	14.94%		45,408	0.95%		(0.31)%		0.96%	42.87%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Growth Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During each period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)	Represents less than $0.005 or $(0.005).

(g)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to a violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.05%, 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.09%, 0.09%, 0.09%, and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(i)

During the year ended October 31, 2008, the respective Portfolio in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(j)

During the year ended October 31, 2009, the respective Portfolio in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.50%, 0.54%, 0.53% and 0.49% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

34	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR ADVISORS TRUST—INTERNATIONAL EQUITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS I SHARES
Year Ended October 31, 2005	$14.87	0.31	2.59	2.90	(0.23)	—	(0.23)	$17.54
Year Ended October 31, 2006	17.54	0.38	5.14	5.52	(0.36)	(0.60)	(0.96)	22.10
Year Ended October 31, 2007	22.10	0.50	4.69	5.19	(0.55)	(1.84)	(2.39)	24.90
Year Ended October 31, 2008	24.90	0.53	(12.41)	(11.88)	(0.39)	(1.90)	(2.29)	10.73
Year Ended October 31, 2009	10.73	0.28	2.31	2.59	(0.54)	(0.62)	(1.16)	12.16
Six Months Ended April 30, 2010 (Unaudited)	12.16	0.07	0.12	0.19	(0.19)	—	(0.19)	12.16

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(b)(e)

CLASS I SHARES
Year Ended October 31, 2005	19.69%		$193,144	0.92%		2.01%		0.92%	31.32%
Year Ended October 31, 2006	32.70%		283,749	0.97%		2.02%		0.97%	33.39%
Year Ended October 31, 2007	25.41	%(f)(g)	385,717	0.87	%(f)	2.15	%(f)	0.89%	26.08%
Year Ended October 31, 2008	(51.92)%		161,053	0.84%		2.69%		0.84%	28.98%
Year Ended October 31, 2009	27.90%		180,242	0.97%		2.27%		0.97%	58.31%
Six Months Ended April 30, 2010 (Unaudited)	1.48%		178,688	0.95%		1.10%		0.95%	35.03%

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor International Equity Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During each period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total return were 0.02% for the Class I Shares.

(g)

During the year ended October 31, 2007, the Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.18%.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	35

HSBC INVESTOR FUNDS—MID-CAP FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2005	$8.44	(0.06	)*	1.49	1.43	—	—	$9.87
Year Ended October 31, 2006	9.87	(0.00	)*(e)	1.19	1.19	(2.18)	(2.18)	8.88
Year Ended October 31, 2007	8.88	(0.04	)*	2.59	2.55	(0.62)	(0.62)	10.81
Year Ended October 31, 2008	10.81	(0.03	)*	(4.17)	(4.20)	(1.23)	(1.23)	5.38
Year Ended October 31, 2009	5.38	0.01	*	0.73	0.74	(0.44)	(0.44)	5.68
Six Months Ended April 30, 2010 (Unaudited)	5.68	(0.00	)*(e)	1.22	1.22	—	(0.01)	6.89

CLASS B SHARES
Year Ended October 31, 2005	$8.16	(0.13	)*	1.45	1.32	—	—	$9.48
Year Ended October 31, 2006	9.48	(0.06	)*	1.13	1.07	(2.18)	(2.18)	8.37
Year Ended October 31, 2007	8.37	(0.10	)*	2.42	2.32	(0.62)	(0.62)	10.07
Year Ended October 31, 2008	10.07	(0.09	)*	(3.83)	(3.92)	(1.23)	(1.23)	4.92
Year Ended October 31, 2009	4.92	(0.02	)*	0.65	0.63	(0.44)	(0.44)	5.11
Six Months Ended April 30, 2010 (Unaudited)	5.11	(0.02	)*	1.10	1.08	—	—	6.19

CLASS C SHARES
Year Ended October 31, 2005	$8.22	(0.13	)*	1.45	1.32	—	—	$9.54
Year Ended October 31, 2006	9.54	(0.06	)*	1.15	1.09	(2.18)	(2.18)	8.45
Year Ended October 31, 2007	8.45	(0.10	)*	2.43	2.33	(0.62)	(0.62)	10.16
Year Ended October 31, 2008	10.16	(0.10	)*	(3.86)	(3.96)	(1.23)	(1.23)	4.97
Year Ended October 31, 2009	4.97	(0.02	)*	0.66	0.64	(0.44)	(0.44)	5.17
Six Months Ended April 30, 2010 (Unaudited)	5.17	(0.02	)*	1.11	1.09	—	—	6.26

CLASS I SHARES
Year Ended October 31, 2005	$8.52	(0.02	)*	1.48	1.46	—	—	$9.98
Year Ended October 31, 2006	9.98	0.03	*	1.20	1.23	(2.18)	(2.18)	9.03
Year Ended October 31, 2007	9.03	(0.02	)*	2.64	2.62	(0.62)	(0.62)	11.03
Year Ended October 31, 2008	11.03	(0.01	)*	(4.28)	(4.29)	(1.23)	(1.23)	5.51
Year Ended October 31, 2009	5.51	0.03	*	0.75	0.78	(0.44)	(0.44)	5.85
Six Months Ended April 30, 2010 (Unaudited)	5.85	0.01	*	1.26	1.27	—	(0.03)	7.09

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)	Portfolio Turnover Rate(a)(d)

CLASS A SHARES
Year Ended October 31, 2005	16.94	%(f)	$2,151	1.38	%(f)	(0.65	)%(f)	1.53%	169.62%
Year Ended October 31, 2006	13.66%		3,185	1.48%		(0.01)%		1.85%	53.16%
Year Ended October 31, 2007	30.51	%(g)	5,897	1.19	%(g)	(0.45	)%(g)	1.70%	66.16%
Year Ended October 31, 2008	(43.49)%		3,584	1.35%		(0.36)%		1.80%	64.65%
Year Ended October 31, 2009	16.07	%(h)	4,186	1.35%		0.22%		2.17%	46.49%
Six Months Ended April 30, 2010 (Unaudited)	21.44%		5,225	1.35%		(0.07)%		1.97%	33.51%

CLASS B SHARES
Year Ended October 31, 2005	16.18	%(f)	$7,415	2.11	%(f)	(1.38	)%(f)	2.27%	169.62%
Year Ended October 31, 2006	12.78%		7,425	2.25%		(0.72)%		2.60%	53.16%
Year Ended October 31, 2007	29.56	%(g)	6,285	1.92	%(g)	(1.15	)%(g)	2.48%	66.16%
Year Ended October 31, 2008	(43.97)%		1,975	2.09%		(1.16)%		2.51%	64.65%
Year Ended October 31, 2009	15.26	%(h)	1,574	2.10%		(0.48)%		2.94%	46.49%
Six Months Ended April 30, 2010 (Unaudited)	21.14%		1,329	2.10%		(0.79)%		2.73%	33.51%

CLASS C SHARES
Year Ended October 31, 2005	16.06	%(f)	$111	2.13	%(f)	(1.40	)%(f)	2.28%	169.62%
Year Ended October 31, 2006	12.93%		95	2.25%		(0.72)%		2.60%	53.16%
Year Ended October 31, 2007	29.40	%(g)	79	1.93	%(g)	(1.16	)%(g)	2.46%	66.16%
Year Ended October 31, 2008	(43.97)%		12	2.09%		(1.20)%		2.49%	64.65%
Year Ended October 31, 2009	15.30	%(h)	13	2.10%		(0.53)%		2.91%	46.49%
Six Months Ended April 30, 2010 (Unaudited)	21.08%		16	2.10%		(0.81)%		2.73%	33.51%

CLASS I SHARES
Year Ended October 31, 2005	17.14	%(f)	$19,618	0.89	%(f)	(0.19	)%(f)	1.02%	169.62%
Year Ended October 31, 2006	13.97%		17,029	1.26%		0.29%		1.60%	53.16%
Year Ended October 31, 2007	30.80	%(g)	20,671	0.93	%(g)	(0.19	)%(g)	1.47%	66.16%
Year Ended October 31, 2008	(43.44)%		11,080	1.10%		(0.12)%		1.54%	64.65%
Year Ended October 31, 2009	16.42	%(h)	7,432	1.10%		0.51%		1.95%	46.49%
Six Months Ended April 30, 2010 (Unaudited)	21.71%		11,305	1.10%		0.16%		1.72%	33.51%

*	Calculated based on average shares outstanding.

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(b)	Annualized for periods less than one year.

(c)	During each period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.

(e)	Less than $0.005 per share.

(f)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio and net income ratio were 0.10%, 0.10%, 0.10% and 0.09% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively. The corresponding impact to the total return was 0.57%, 0.57%, 0.57% and 0.56% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively

(g)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.16%, 0.18%, 0.17%, and 0.17% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h)

During the year ended October 31, 2009, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.04%, 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

36	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS—OPPORTUNITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2005	$10.91	(0.14)		1.62	1.48	—	—	$12.39
Year Ended October 31, 2006	12.39	(0.14	)*	2.43	2.29	(0.39)	(0.39)	14.29
Year Ended October 31, 2007	14.29	(0.16	)*	4.01	3.85	(1.73)	(1.73)	16.41
Year Ended October 31, 2008	16.41	(0.12	)*	(4.04)	(4.16)	(5.16)	(5.16)	7.09
Year Ended October 31, 2009	7.09	(0.07	)*	0.97	0.90	(0.43)	(0.43)	7.56
Six Months Ended April 30, 2010 (Unaudited)	7.56	(0.05	)*	1.86	1.81	—	—	9.37

CLASS B SHARES
Year Ended October 31, 2005	$10.29	(0.22)		1.53	1.31	—	—	$11.60
Year Ended October 31, 2006	11.60	(0.23	)*	2.27	2.04	(0.39)	(0.39)	13.25
Year Ended October 31, 2007	13.25	(0.25	)*	3.67	3.42	(1.73)	(1.73)	14.94
Year Ended October 31, 2008	14.94	(0.18	)*	(3.50)	(3.68)	(5.16)	(5.16)	6.10
Year Ended October 31, 2009	6.10	(0.10	)*	0.80	0.70	(0.43)	(0.43)	6.37
Six Months Ended April 30, 2010 (Unaudited)	6.37	(0.07	)*	1.56	1.49	—	—	7.86

CLASS C SHARES
Year Ended October 31, 2005	$10.39	(0.21)		1.53	1.32	—	—	$11.71
Year Ended October 31, 2006	11.71	(0.23	)*	2.29	2.06	(0.39)	(0.39)	13.38
Year Ended October 31, 2007	13.38	(0.26	)*	3.72	3.46	(1.73)	(1.73)	15.11
Year Ended October 31, 2008	15.11	(0.17	)*	(3.57)	(3.74)	(5.16)	(5.16)	6.21
Year Ended October 31, 2009	6.21	(0.10	)*	0.81	0.71	(0.43)	(0.43)	6.49
Six Months Ended April 30, 2010 (Unaudited)	6.49	(0.07	)*	1.60	1.53	—	—	8.02

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets(c)(d)		Portfolio Turnover Rate(b)(e)

CLASS A SHARES
Year Ended October 31, 2005	13.57	%(f)	$22,875	1.51	%(f)	(1.11)%	1.69	%(f)	63.95%
Year Ended October 31, 2006	18.81%		24,463	1.55%		(1.04)%	1.70%		60.83%
Year Ended October 31, 2007	30.28	%(g)	15,057	1.52	%(g)	(1.13)%	1.77	%(g)	69.41%
Year Ended October 31, 2008	(35.84)%		9,600	1.55%		(1.13)%	1.82%		80.42%
Year Ended October 31, 2009	14.85%		9,687	1.55%		(1.02)%	2.30%		64.91%
Six Months Ended April 30, 2010 (Unaudited)	23.94%		11,607	1.55%		(1.10)%	2.09%		26.31%

CLASS B SHARES
Year Ended October 31, 2005	12.73	%(f)	$4,539	2.26	%(f)	(1.86)%	2.44	%(f)	63.95%
Year Ended October 31, 2006	17.91%		4,768	2.30%		(1.79)%	2.45%		60.83%
Year Ended October 31, 2007	29.30	%(g)	4,928	2.26	%(g)	(1.91)%	2.52	%(g)	69.41%
Year Ended October 31, 2008	(36.30)%		1,578	2.29%		(1.88)%	2.58%		80.42%
Year Ended October 31, 2009	13.92%		1,082	2.30%		(1.77)%	3.10%		64.91%
Six Months Ended April 30, 2010 (Unaudited)	23.39%		800	2.30%		(1.86)%	2.88%		26.31%

CLASS C SHARES
Year Ended October 31, 2005	12.70	%(f)	$306	2.26	%(f)	(1.86)%	2.44	%(f)	63.95%
Year Ended October 31, 2006	17.92%		299	2.30%		(1.78)%	2.45%		60.83%
Year Ended October 31, 2007	29.32	%(g)	334	2.27	%(g)	(1.91)%	2.50	%(g)	69.41%
Year Ended October 31, 2008	(36.27)%		189	2.30%		(1.88)%	2.58%		80.42%
Year Ended October 31, 2009	13.83%		267	2.30%		(1.78)%	3.08%		64.91%
Six Months Ended April 30, 2010 (Unaudited)	23.57%		326	2.30%		(1.86)%	2.89%		26.31%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During each period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to a violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.03%, 0.04%, and 0.03% for Class A Shares, Class B Shares, and Class C Shares, respectively.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	37

HSBC INVESTOR ADVISOR FUNDS TRUST—OPPORTUNITY FUND (ADVISOR)

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS I SHARES
Year Ended October 31, 2005	$13.07	(0.10)		1.97	1.87	—	—	$14.94
Year Ended October 31, 2006	14.94	(0.09)		2.93	2.84	(0.50)	(0.50)	17.28
Year Ended October 31, 2007	17.28	(0.11)		4.48	4.37	(2.71)	(2.71)	18.94
Year Ended October 31, 2008	18.94	(0.07)		(4.99)	(5.06)	(4.97)	(4.97)	8.91
Year Ended October 31, 2009	8.91	(0.04)		1.32	1.28	(0.26)	(0.26)	9.93
Six Months Ended April 30, 2010 (Unaudited)	9.93	(0.00	)(h)	2.41	2.41	—	—	12.34

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(b)(e)

CLASS I SHARES
Year Ended October 31, 2005	14.31	%(f)	$177,519	0.94	%(f)	(0.54	)%(f)	0.94%	63.95%
Year Ended October 31, 2006	19.40%		192,124	1.03%		(0.51)%		1.03%	60.83%
Year Ended October 31, 2007	29.42	%(g)	176,593	0.96	%(g)	(0.60	)%(g)	1.03%	69.41%
Year Ended October 31, 2008	(35.39)%		97,841	0.97%		(0.55)%		0.97%	80.42%
Year Ended October 31, 2009	15.47%		100,285	1.02%		(0.50)%		1.02%	64.91%
Six Months Ended April 30, 2010 (Unaudited)	24.27%		117,410	0.98%		(0.54)%		0.98%	26.31%

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During each period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to a violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return was 0.04% for the Class I Shares.

(g)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total return were 0.07% for the Class I Shares.

(h)	Less than $0.005 per share.

38	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS—OVERSEAS EQUITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Year Ended October 31, 2005	$13.93	0.18		2.33	2.51	(0.06)	(0.79)	(0.85)
Year Ended October 31, 2006	15.59	0.22		4.45	4.67	(0.25)	(1.16)	(1.41)
Year Ended October 31, 2007	18.85	0.22	*	3.92	4.14	(0.40)	(2.11)	(2.51)
Year Ended October 31, 2008	20.48	0.24	*	(9.41)	(9.17)	(0.15)	(3.31)	(3.46)
Year Ended October 31, 2009	7.85	0.06	*	0.47	0.53	(0.49)	(3.79)	(4.28)
Six Months Ended April 30, 2010 (Unaudited)	4.10	0.00	*(g)	0.04	0.04	(0.07)	—	(0.07)

CLASS B SHARES
Year Ended October 31, 2005	$13.43	0.07		2.24	2.31	—	(0.79)	(0.79)
Year Ended October 31, 2006	14.95	0.09		4.26	4.35	(0.14)	(1.16)	(1.30)
Year Ended October 31, 2007	18.00	0.10	*	3.70	3.80	(0.27)	(2.11)	(2.38)
Year Ended October 31, 2008	19.42	0.14	*	(8.86)	(8.72)	(0.03)	(3.31)	(3.34)
Year Ended October 31, 2009	7.36	0.03	*	0.37	0.40	(0.38)	(3.79)	(4.17)
Six Months Ended April 30, 2010 (Unaudited)	3.59	(0.01	)*	0.03	0.02	(0.04)	—	(0.04)

CLASS C SHARES
Year Ended October 31, 2005	$13.67	0.06		2.29	2.35	—	(0.79)	(0.79)
Year Ended October 31, 2006	15.23	0.11		4.33	4.44	(0.14)	(1.16)	(1.30)
Year Ended October 31, 2007	18.37	0.11	*	3.80	3.91	(0.23)	(2.11)	(2.34)
Year Ended October 31, 2008	19.94	0.15	*	(9.15)	(9.00)	(0.02)	(3.31)	(3.33)
Year Ended October 31, 2009	7.61	0.03	*	0.43	0.46	(0.39)	(3.79)	(4.18)
Six Months Ended April 30, 2010 (Unaudited)	3.89	(0.01	)*	0.03	0.02	(0.04)	—	(0.04)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(b)(e)

CLASS A SHARES
Year Ended October 31, 2005	$15.59	18.64%		$20,680	1.66%		1.21%		1.66%	31.32%
Year Ended October 31, 2006	18.85	31.85%		22,761	1.67%		1.24%		1.67%	33.39%
Year Ended October 31, 2007	20.48	24.19	%(f)	16,078	1.62	%(f)	1.15	%(f)	1.64%	26.08%
Year Ended October 31, 2008	7.85	(52.63)%		6,645	1.70%		1.75%		1.81%	28.98%
Year Ended October 31, 2009	4.10	23.99%		5,939	1.70%		1.56%		2.52%	58.31%
Six Months Ended April 30, 2010 (Unaudited)	4.07	0.95%		5,558	1.70%		0.19%		2.74%	35.03%

CLASS B SHARES
Year Ended October 31, 2005	$14.95	17.72%		$2,403	2.41%		0.47%		2.41%	31.32%
Year Ended October 31, 2006	18.00	30.87%		3,234	2.42%		0.58%		2.42%	33.39%
Year Ended October 31, 2007	19.42	23.26	%(f)	3,698	2.37	%(f)	0.59	%(f)	2.40%	26.08%
Year Ended October 31, 2008	7.36	(52.97)%		1,249	2.45%		1.05%		2.56%	28.98%
Year Ended October 31, 2009	3.59	23.03%		962	2.45%		0.80%		3.28%	58.31%
Six Months Ended April 30, 2010 (Unaudited)	3.57	0.58%		688	2.45%		(0.54)%		3.48%	35.03%

CLASS C SHARES
Year Ended October 31, 2005	$15.23	17.70%		$164	2.41%		0.48%		2.41%	31.32%
Year Ended October 31, 2006	18.37	30.92%		163	2.41%		0.58%		2.41%	33.39%
Year Ended October 31, 2007	19.94	23.39	%(f)	147	2.30	%(f)	0.59	%(f)	2.32%	26.08%
Year Ended October 31, 2008	7.61	(52.96)%		58	2.45%		1.12%		2.57%	28.98%
Year Ended October 31, 2009	3.89	23.01%		58	2.45%		0.92%		3.28%	58.31%
Six Months Ended April 30, 2010 (Unaudited)	3.87	0.53%		56	2.45%		(0.57)%		3.49%	35.03%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor International Equity Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During each period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.02%, 0.03%, and 0.02% for Class A Shares, Class B Shares, and Class C Shares, respectively.

(g)	Less than $0.005 per share.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	39

HSBC INVESTOR FUNDS—VALUE FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2005	$13.38	0.10		1.86	1.96	(0.08)	(0.13)	(0.21)	$15.13
Year Ended October 31, 2006	15.13	0.12	*	2.95	3.07	(0.19)	(1.29)	(1.48)	16.72
Year Ended October 31, 2007	16.72	0.14	*	1.38	1.52	(0.13)	(1.57)	(1.70)	16.54
Year Ended October 31, 2008	16.54	0.13	*	(6.30)	(6.17)	(0.13)	(1.30)	(1.43)	8.94
Year Ended October 31, 2009	8.94	0.09	*	1.64	1.73	(0.11)	—	(0.11)	10.56
Six Months Ended April 30, 2010 (Unaudited)	10.56	0.02	*	1.42	1.44	(0.02)	—	(0.02)	11.98

CLASS B SHARES
Year Ended October 31, 2005	$12.95	(0.02)		1.80	1.78	—	(0.13)	(0.13)	$14.60
Year Ended October 31, 2006	14.60	—	*	2.84	2.84	(0.07)	(1.29)	(1.36)	16.08
Year Ended October 31, 2007	16.08	0.02	*	1.32	1.34	(0.02)	(1.57)	(1.59)	15.83
Year Ended October 31, 2008	15.83	0.03	*	(6.01)	(5.98)	(0.02)	(1.30)	(1.32)	8.53
Year Ended October 31, 2009	8.53	0.04	*	1.54	1.58	(0.03)	—	(0.03)	10.08
Six Months Ended April 30, 2010 (Unaudited)	10.08	(0.02	)*	1.35	1.33	—	—	—	11.41

CLASS C SHARES
Year Ended October 31, 2005	$13.01	(0.02)		1.82	1.80	(0.01)	(0.13)	(0.14)	$14.67
Year Ended October 31, 2006	14.67	—	*	2.85	2.85	(0.05)	(1.29)	(1.34)	16.18
Year Ended October 31, 2007	16.18	0.02	*	1.32	1.34	(0.01)	(1.57)	(1.58)	15.94
Year Ended October 31, 2008	15.94	0.03	*	(6.05)	(6.02)	(0.02)	(1.30)	(1.32)	8.60
Year Ended October 31, 2009	8.60	0.02	*	1.57	1.59	(0.04)	—	(0.04)	10.15
Six Months Ended April 30, 2010 (Unaudited)	10.15	(0.02	)*	1.36	1.34	—	—	—	11.49

CLASS I SHARES
Year Ended October 31, 2005	$13.38	0.13		1.86	1.99	(0.11)	(0.13)	(0.24)	$15.13
Year Ended October 31, 2006	15.13	0.15	*	2.94	3.09	(0.23)	(1.29)	(1.52)	16.70
Year Ended October 31, 2007	16.70	0.18	*	1.38	1.56	(0.17)	(1.57)	(1.74)	16.52
Year Ended October 31, 2008	16.52	0.16	*	(6.28)	(6.12)	(0.17)	(1.30)	(1.47)	8.93
Year Ended October 31, 2009	8.93	0.11	*	1.63	1.74	(0.13)	—	(0.13)	10.54
Six Months Ended April 30, 2010 (Unaudited)	10.54	0.03	*	1.42	1.45	(0.03)	—	(0.03)	11.96

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)		Portfolio Turnover Rate(b)(e)

CLASS A SHARES
Year Ended October 31, 2005	14.69	%(f)	$23,315	1.15	%(f)	0.64	%(f)	1.30	%(f)	16.45%
Year Ended October 31, 2006	21.70%		24,688	1.20%		0.74%		1.43%		20.63%
Year Ended October 31, 2007	9.77	%(g)	27,225	1.11	%(g)	0.84	%(g)	1.25%		18.67%
Year Ended October 31, 2008	(40.46	)%(h)	14,881	1.20%		0.99%		1.23%		24.61%
Year Ended October 31, 2009	19.59	%(i)	12,742	1.20%		0.91%		1.40%		19.77%
Six Months Ended April 30, 2010 (Unaudited)	13.63%		12,854	1.20%		0.32%		1.31%		14.64%

CLASS B SHARES
Year Ended October 31, 2005	13.78	%(f)	$1,767	1.90	%(f)	(0.10	)%(f)	2.04	%(f)	16.45%
Year Ended October 31, 2006	20.78%		1,939	1.95%		(0.01)%		2.18%		20.63%
Year Ended October 31, 2007	8.92	%(g)	1,772	1.87	%(g)	0.10	%(g)	2.00%		18.67%
Year Ended October 31, 2008	(40.89	)%(h)	717	1.95%		0.24%		1.98%		24.61%
Year Ended October 31, 2009	18.63	%(i)	466	1.95%		0.23%		2.14%		19.77%
Six Months Ended April 30, 2010 (Unaudited)	13.19%		324	1.95%		(0.36)%		2.05%		14.64%

CLASS C SHARES
Year Ended October 31, 2005	13.86	%(f)	$388	1.90	%(f)	(0.12	)%(f)	2.05	%(f)	16.45%
Year Ended October 31, 2006	20.72%		157	1.95%		0.01%		2.17%		20.63%
Year Ended October 31, 2007	8.95	%(g)	126	1.87	%(g)	0.11	%(g)	1.99%		18.67%
Year Ended October 31, 2008	(40.89	)%(h)	66	1.95%		0.24%		1.98%		24.61%
Year Ended October 31, 2009	18.60	%(i)	71	1.95%		0.12%		2.14%		19.77%
Six Months Ended April 30, 2010 (Unaudited)	13.20%		80	1.95%		(0.44)%		2.06%		14.64%

CLASS I SHARES
Year Ended October 31, 2005	14.96	%(f)	$15,044	0.90	%(f)	0.91	%(f)	1.02	%(f)	16.45%
Year Ended October 31, 2006	21.90%		18,036	0.95%		0.99%		1.18%		20.63%
Year Ended October 31, 2007	10.04	%(g)	28,692	0.87	%(g)	1.07	%(g)	0.99%		18.67%
Year Ended October 31, 2008	(40.29	)%(h)	17,779	0.95%		1.24%		0.98%		24.61%
Year Ended October 31, 2009	19.82	%(i)	16,737	0.95%		1.16%		1.15%		19.77%
Six Months Ended April 30, 2010 (Unaudited)	13.79%		19,614	0.95%		0.56%		1.06%		14.64%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Value Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During each period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to a violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.05%, 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(g)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.09%, 0.08%, 0.08%, and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h)

During the year ended October 31, 2008, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigations settlements. The corresponding impact to the total return was 0.22%, 0.22%, 0.22% and 0.22% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(i)

During the year ended October 31, 2009, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.03%, 0.03%, 0.03% and 0.03% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

40	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited)

1.	Organization:

          The HSBC Investor Funds (the “Trust’’), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the “Advisor Trust’’), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the “Act’’), as open-end management investment companies. As of April 30, 2010, the Trust is comprised of 15 separate operational funds and the Advisor Trust is comprised of 2 separate operational funds. The accompanying financial statements are presented for the following 7 funds (individually a “Fund’’, collectively the “Funds’’) of the Trust and Advisor Trust (collectively the “Trusts’’):

Fund	Short Name	Trust

HSBC Investor Growth Fund	Growth Fund	Trust
HSBC Investor International Equity Fund	International Equity Fund	Advisor Trust
HSBC Investor Mid-Cap Fund	Mid-Cap Fund	Trust
HSBC Investor Opportunity Fund	Opportunity Fund	Trust
HSBC Investor Opportunity Fund (Advisor)	Opportunity Fund (Advisor)	Advisor Trust
HSBC Investor Overseas Equity Fund	Overseas Equity Fund	Trust
HSBC Investor Value Fund	Value Fund	Trust

All the Funds are diversified funds. Each Fund is a part of the HSBC Investor Family of Funds.

          Financial statements for all other funds of the HSBC Investor Family of Funds are published separately. The Growth Fund, International Equity Fund, Opportunity Fund, Opportunity Fund (Advisor), Overseas Equity Fund, and the Value Fund (individually a “Feeder Fund’’, collectively the “Feeder Funds’’) utilize the master-feeder fund structure and seek to achieve their investment objectives by investing all of their investable assets in their respective Portfolios (as defined below).

Fund	Respective Portfolio	Proportionate Interest on April 30, 2010

Growth Fund	HSBC Investor Growth Portfolio	68.6%
International Equity Fund	HSBC Investor International Equity Portfolio	86.3%
Opportunity Fund	HSBC Investor Opportunity Portfolio	9.1%
Opportunity Fund (Advisor)	HSBC Investor Opportunity Portfolio	84.0%
Overseas Equity Fund	HSBC Investor International Equity Portfolio	3.0%
Value Fund	HSBC Investor Value Portfolio	65.3%

          The HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and the HSBC Investor Value Portfolio (individually a “Portfolio’’, collectively the “Portfolios’’) are diversified series of the HSBC Investor Portfolios (the “Portfolio Trust’’). The Portfolios operate as master funds in master-feeder arrangements and also receive investments from certain fund of funds.

          The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

          The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Growth Fund, Mid-Cap Fund, and the Value Fund each offer four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The International Equity Fund and the Opportunity Fund (Advisor) each offer one class of shares: Class I Shares. The Opportunity Fund and the Overseas Equity Fund each offer three classes of shares: Class A Shares, Class B Shares, and Class C Shares. Class A Shares of the Funds have a maximum sales charge of 5.00% as a percentage of the original purchase price. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC’’) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than

HSBC INVESTOR FAMILY OF FUNDS	41

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

          Under the Trusts’ organizational documents, the Trusts’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trusts enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Trusts expect the risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Securities Valuation:

          The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

A. Feeder Funds

          The Feeder Funds record their investments in their respective Portfolios at fair value. Securities of the Portfolios are recorded at fair value as more fully discussed in the notes to those financial statements.

B. Mid-Cap Fund

          Exchange traded, domestic equity securities are valued at the last sales price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Funds’ Board of Trustees (“Trustees”). Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or profits, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by the Fund includes governmental actions, natural disasters and armed conflicts.

          Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities. Mutual funds are valued at their net asset values, as reported by such companies. Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded.

Investment Transactions and Related Income:

A. Mid-Cap Fund

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

42	HSBC INVESTOR FAMILY OF FUNDS

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Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

B. Feeder Funds

          The Feeder Funds record daily their pro-rata share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. In addition, the Feeder Funds accrue their own expenses daily as incurred.

Allocations:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all funds within the HSBC Investor Family of Funds in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

          Dividends to shareholders from net investment income, if any, are declared and distributed semi-annually in the case of the Growth Fund, Opportunity Fund, Opportunity (Advisor) and the Value Fund, and annually in the case of the International Equity Fund, Mid-Cap Fund, and Overseas Equity Fund.

          The Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

          The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Redemption Fee:

          Prior to February 28, 2010, a redemption fee of 2.00% was charged and recorded as paid-in-capital for any shares redeemed or exchanged after being held for less than 30 days. This fee did not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that could not implement the fee. Effective February 28, 2010 the redemption fee has been removed. For the fiscal year ended October 31, 2009 and period ended April 30, 2010, the following Funds collected redemption fees as follows:

Fund	Fees Collected October 31, 2009	Fees Collected April 30, 2010

Growth Fund	$2,635	$—
International Equity Fund	8,926	143
Mid-Cap Fund	25	11
Opportunity Fund (Advisor)	2,378	141
Opportunity Fund	638	318
Overseas Equity Fund	73	2
Value Fund	2,519	55

Federal Income Taxes:

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

          Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as appli-

HSBC INVESTOR FAMILY OF FUNDS	43

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

cable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

New Accounting Pronouncements:

          In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements. New disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 roll forward of activity in fair value measurements is effective for interim and fiscal periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of this update will have on the Trusts’ financial statements and related disclosures.

Futures Contracts:

          The Mid-Cap Fund may invest in futures contracts for the purpose of hedging existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market conditions. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,’’ are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

          Should market conditions move unexpectedly, the Mid-Cap Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Mid-Cap Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended April 30, 2010, the Mid-Cap Fund did not hold any futures contracts.

Options:

          The Mid-Cap Fund may write covered call options against some of the securities in their portfolios provided the securities are listed on a national securities exchange. A call option is “covered’’ if the Fund owns the underlying securities covered by the call. The premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If the call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining a realized gain or loss. For the period ended April 30, 2010, the Mid-Cap Fund did not write any covered call options.

3.	Investment Valuation Summary:

          The valuation techniques employed by the Funds, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

• Level 1: quoted prices in active markets for identical assets

• Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

• Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

44	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

The following is a summary of the valuation inputs used as of April 30, 2010 in valuing the Funds’ investments based upon three levels defined above:

	LEVEL 1	LEVEL 2	LEVEL 3	Total

Growth Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$63,712,178	$—	$63,712,178

Total Investment Securities	$—	$63,712,178	$—	$63,712,178

International Equity Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$178,083,094	$—	$178,083,094

Total Investment Securities	$—	$178,083,094	$—	$178,083,094

Mid-Cap Fund
Investment Securities:
Common Stocks (b)	$17,599,321	$—	$—	$17,599,321
Investment Companies	505,474	—	—	505,474

Total Investment Securities	$18,104,795	$—	$—	$18,104,795

Opportunity Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$12,744,536	$—	$11,027,004

Total Investment Securities	$—	$12,744,536	$—	$11,027,004

Opportunity Fund (Advisor)
Investment Securities:
Affiliated Portfolios (a)	$—	$117,405,669	$—	$117,405,669

Total Investment Securities	$—	$117,405,669	$—	$117,405,669

Overseas Equity Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$6,260,482	$—	$6,260,482

Total Investment Securities	$—	$6,260,482	$—	$6,260,482

Value Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$32,934,431	$—	$32,934,431

Total Investment Securities	$—	$32,934,431	$—	$32,934,431

(a)

Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder fund structure, the inputs used for valuing these investments are categorized as Level 2.

(b)	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

4.	Related Party Transactions and Other Agreements and Plans:

Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Mid-Cap Fund. As Investment Adviser, HSBC manages the investments of the Fund and continuously reviews, supervises, and administers the Fund’s investments. Investment sub-advisory services are provided by Munder Capital Management (“Munder”) for the Mid-Cap Fund.

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HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

          For their services as Investment Adviser and Investment Sub-Adviser, respectively, HSBC and Munder receive, in the aggregate, a fee, accrued daily and paid monthly at an annual rate of 0.75% of the Mid-Cap Fund’s average daily net assets.

Feeder Funds are not directly charged any investment management fees.

Administration:

          HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC received from the Funds (as well as other funds in the HSBC Investor Family of Funds) a fee, accrued daily and paid monthly, at annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 billion	0.0550%
In excess of $10 billion but not exceeding $20 billion	0.0350%
In excess of $20 billion but not exceeding $50 billion	0.0275%
In excess of $50 billion	0.0250%

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each series of the HSBC Investor Family of Funds based upon its pro-rata share of net assets for each class. For assets invested in the underlying Portfolios by the Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half, for a combination of the total fee rate above. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios. An amount equal to 50% of the administration fees is deemed to be class specific.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision of the Trusts’ Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

          Under a Compliance Services Agreement between the Trusts and Citi Ohio (the “CCO Agreement”), Citi Ohio makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $134,557 for the period ended April 30, 2010, plus reimbursement of certain out of pocket expenses. Expenses incurred by each fund are reflected on the Statements of Operations as “Compliance Services.” Citi Ohio pays the salary and other compensation earned by individuals performing these services, as employees of Citi Ohio.

Distribution Arrangements:

          Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trusts as Distributor (the “Distributor”). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the Funds, respectively. As of the most recent fiscal periods Foreside, as Distributor, also received $284,730, $198,003 and $19,382 in commissions from sales of HSBC Investor Family of Funds, for Class A Shares, Class B Shares, and Class C Shares, respectively, of which $30, $6 and $– were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

          The Trusts have adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25%, 0.25%, and 0.25% of the average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Funds, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed 0.25% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

46	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

Fund Accounting, Transfer Agency and Trustees:

          Citi Ohio provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi Ohio receives a fee based on the number of Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant, Citi Ohio receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses.

          Each non-interested Trustee is compensated with a $60,000 annual Board retainer for service as a Trustee of the Trusts and Portfolio Trust, as well as a $3,000 annual retainer for each Committee of the Board of the Trusts and Portfolio Trust. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

Fee Reductions:

The Investment Adviser has agreed to contractually waive 0.05% of its management fee, computed daily and paid monthly, and based on the average daily net assets of the Mid-Cap Fund.

          The Investment Adviser has also agreed to contractually limit, through March 1, 2011, the total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of certain Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

Fund	Class	Current Contractual Expense Limitation

Growth Fund	A	1.20%
Growth Fund	B	1.95%
Growth Fund	C	1.95%
Growth Fund	I	0.95%
Mid-Cap Fund	A	1.35%
Mid-Cap Fund	B	2.10%
Mid-Cap Fund	C	2.10%
Mid-Cap Fund	I	1.10%
Opportunity Fund	A	1.65%
Opportunity Fund	B	2.40%
Opportunity Fund	C	2.40%
Overseas Equity Fund	A	1.85%
Overseas Equity Fund	B	2.60%
Overseas Equity Fund	C	2.60%
Value Fund	A	1.20%
Value Fund	B	1.95%
Value Fund	C	1.95%
Value Fund	I	0.95%

          Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit was in effect at the time of such waiver or reimbursement. During the period ended April 30, 2010, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of April 30, 2010, the repayments that may potentially be made by the Funds are as follows:

Fund	2013($)*	2012($)*	2011($)*	2010($)*

Growth Fund	1,984	56,048	7,580	8,757
Mid-Cap Fund	24,882	69,632	35,881	19,994
Opportunity Fund	26,532	65,792	—	18,813
Overseas Equity Fund	24,800	45,169	—	—
Value Fund	16,741	55,991	13,116	25,113

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be recoupable.

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HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

          The Administrator and Citi Ohio may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, the Investment Adviser may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi Ohio are reported separately on the Statements of Operations, as applicable.

5.	Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2010 were as follows:

Fund	Purchases	Sales

Mid-Cap Fund	$6,713,444	$5,115,226

There were no long-term U.S. Government securities held during the period ended April 30, 2010.

Contributions and withdrawals of the respective Portfolios for the period ended April 30, 2010 totaled:

Fund	Contributions	Withdrawals

Growth Fund	$2,754,035	$5,029,264
International Equity Fund	10,383,644	15,145,907
Opportunity Fund	177,517	1,042,247
Opportunity Fund (Advisor)	3,815,129	10,481,149
Overseas Equity Fund	115,687	891,066
Value Fund	1,311,464	2,524,038

6.	Federal Income Tax Information:

          At April 30, 2010, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost($)	Tax Unrealized Appreciation($)	Tax Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation($)*

Mid-Cap Fund	14,712,188	3,800,906	(408,299)	3,392,607

*	The difference between book-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales.

The tax character of dividends paid by the Funds as of the latest tax year ended October 31, 2009 was as follows:

	Dividends paid from Ordinary Income	Net Long Term Capital Gains	Total Dividends Paid*

Growth Fund	$—	$—	$—
International Equity Fund (Advisor)	7,354,738	8,461,420	15,816,158
Mid-Cap Fund	—	1,150,504	1,150,504
Opportunity Fund	—	660,465	660,465
Opportunity Fund (Advisor)	—	2,746,629	2,746,629
Overseas Equity Fund	651,140	3,347,318	3,998,458
Value Fund	390,433	—	390,433

*	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

48	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

As of the latest tax year ended October 31, 2009, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable(2)	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(1)	Total Accumulated Earnings/ (Deficit)

Growth Fund	$—	$—	$—	$—	$—	$(11,630,969)	$6,193,161	$(5,437,808)
International Equity Fund (Advisor)	2,365,154	—	—	2,365,154	—	(59,383,976)	(10,552,398)	(67,571,220)
Mid-Cap Fund	37,965	—	—	37,965	—	(3,361,790)	854,445	(2,469,380)
Opportunity Fund	—	—	—	—	—	(1,305,884)	(152,375)	(1,458,259)
Opportunity Fund (Advisor)	—	—	—	—	—	(10,911,778)	(1,411,543)	(12,323,321)
Overseas Equity Fund	108,816	—	—	108,816	—	(2,368,405)	(357,941)	(2,617,530)
Value Fund	14,848	—	—	14,848	—	(6,016,194)	(2,368,011)	(8,369,357)

(1)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

          As of latest tax year ended October 31, 2009, the following Funds have net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by U.S. Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Fund	Amount	Expires

Growth Fund	211,343	2016
Growth Fund	11,419,626	2017
International Equity Fund (Advisor)	59,383,976	2017
Mid-Cap Fund	3,361,790	2017
Opportunity Fund	1,305,884	2017
Opportunity Fund (Advisor)	10,911,778	2017
Overseas Equity Fund	2,368,405	2017
Value Fund	4,701,437	2016
Value Fund	1,314,757	2017

7.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS’’), a subsidiary of the BISYS Group, Inc., reached a settlement (the “Settlement”) with the Securities and Exchange Commission (the “SEC’’) regarding the SEC’s investigation related to the past payment by BISYS of certain marketing and other expenses with respect to certain of its mutual fund clients (the “Covered Clients”), including the Funds. A plan of distribution (“Fair Fund Plan”) was established in accordance with the Settlement for purposes of collecting and distributing settlement monies (“Settlement Monies”) to the Covered Clients. The payment of Settlement Monies to the Funds will be made on a date to be approved by the SEC, and the impact of such payments to the total return, net expense ratio and net income ratio of each Fund will be disclosed in the Financial Highlights after the date of payment.

HSBC INVESTOR FAMILY OF FUNDS	49

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited)

          Section 15(c) of the Investment Company Act of 1940, as amended (“1940 Act”), generally requires that a mutual fund’s board of trustees, including a majority of trustees who are not parties to the fund’s investment advisory agreement or “interested persons” of the fund, as defined in the 1940 Act (“Independent Trustees”), review and approve the fund’s investment advisory agreement or agreements on an annual basis.

          The Boards of Trustees (collectively, “Board”) of HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios (the “Trusts”) and the Contracts and Expense Committee thereof, which consists exclusively of the Independent Trustees of the Trusts (the “Committee”), met in December 2009 to consider: (i) the approval of the continuation of the Investment Advisory Agreements and related Supplements (“Advisory Contracts”) between each of the Trusts and the Adviser and the Investment Sub-Advisory Agreements between the Adviser and each Sub-Adviser (“Sub-Advisory Contracts”) with respect to the operational series of the Trusts (the “Existing Funds”), (ii) the initial approval of the Advisory Contract and of a Sub-Advisory Contract with respect to the HSBC Investor Global Emerging Markets Local Debt Fund and the HSBC Investor Global Emerging Markets Fixed Income Fund (collectively, the “GEM Funds”), each a series of HSBC Investor Funds, and (iii) other ancillary agreements with respect to the Existing Funds and the GEM Funds (collectively, “Funds”) to which the Adviser is a party that provide for different administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (collectively, the “Agreements”).

          Prior to the meetings, the Trustees requested, received and reviewed the information they thought reasonably necessary to evaluate the terms of the Agreements. This information included, among other things, information about: (i) the services the Adviser and Sub-Advisers provide to the Funds; (ii) personnel who provide such services; (iii) the investment performance for each Existing Fund; (iv) trading practices of the Adviser and Sub-Advisers; (iv) fees received or to be received by the Adviser and Sub-Advisers with respect to each Fund; (v) the total expense ratio of each Existing Fund; (vi) the profitability of the Adviser and certain of the Sub-Advisers; and (vii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trust and to the Independent Trustees were present at each Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process, and all Trustees received advice regarding their fiduciary obligations under Section 15(c) of the 1940 Act.

          On December 4, 2009, the Committee convened and its members reviewed and discussed information provided in advance of and at the meeting, including (among other things): (i) the results of the annual compliance review of the Adviser and Sub-Advisers; (ii) the Funds’ investment performance over varying periods of time; (iii) the fees of the Funds in comparison with other similar funds, based on materials provided by the Adviser from a database compiled by Lipper Inc.; (iv) the nature, quality and extent of and fees paid for administrative services provided by the Adviser; and (v) factors particular to the Funds that are money market funds. At the conclusion of this meeting, the Trustees requested certain additional information from the Adviser, including information about how the Adviser provides administrative services, differences in the advisory services provided to the money market mutual funds and separately managed accounts advised by the Adviser and fees waived by the Adviser with respect to the money market funds.

          The Committee also convened in a meeting held on December 14th and 15th. At this meeting, the Committee reviewed its prior deliberations in light of: (i) the Adviser’s responses to the Committee’s requests for additional information and (ii) presentations from the Adviser and Sub-Advisers, including information about the performance of the Sub-Adviser proposed for the GEM Funds with respect to other accounts it manages, and considered, among other things, the profitability of the Adviser and the performance of the Adviser’s Multimanager Unit. Based on its deliberations, the Committee determined to make a recommendation to the Board of the Trusts to approve or approve the continuation of each Advisory Agreement, as appropriate.

          The Board of the Trusts, including the Independent Trustees, also met in-person on December 14th and 15th, 2009. At this meeting, the Board reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the deliberations and recommendation of the Committee. As a result of this process, the Trustees and Independent Trustees determined with respect to each of the Funds, as appropriate: (i) that the initial approval or continuation of the Agreements with respect to the Fund was consistent with the best interests of the Fund and its shareholders and (ii) to approve or approve the continuation of the Agreements with respect to the Fund. The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to the

50	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited) (continued)

Funds. The Board considered the quality and experience of the Adviser’s personnel who provide management services to the Funds. With respect to the equity Funds, the Trustees considered the capabilities and performance of the Adviser’s Multimanager unit. The Trustees also took note of the long-term relationship between the Adviser and the Funds and the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. In addition, the Board considered the Adviser’s performance in fulfilling its responsibilities for overseeing the Funds’ compliance environment and for overseeing the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives. The Board also considered the Adviser’s reputation and financial condition, as well as how the Adviser’s investment disciplines had fared during the market volatility of the preceding year.

With respect to the administrative support services that the Adviser provides to the Funds, the Trustees considered the nature, quality and extent of these services, including the Adviser’s oversight and management of the Funds’ other service providers, and the fees payable to the Adviser and to other entities under the Adviser’s supervision that provide administrative services to the Trusts.

The Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide or would provide to their respective Funds. In this regard, the Board considered the Sub-Advisers’ portfolio management teams, experience, and the quality of their compliance programs, as well as how the Sub-advisers’ investment disciplines had fared during the market volatility of the preceding year.

The Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers.

Investment Performance of the Funds, Adviser and Sub-Advisers. The Trustees considered the short-term and long-term investment performance of each Existing Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. The Trustees noted that the Existing Funds generally had strong performance records. In instances where it was noted that a Fund’s performance was not strong on a relative basis, the Trustees considered the Adviser’s representation as to steps it was taking to address the issue. The Trustees also considered representations of the Adviser regarding the relative performance of the portfolio management team proposed for the GEM Funds. The Trustees concluded that the investment performance presented supported the continuation or initial approval of the Agreements, as appropriate, with respect to each Fund.

Costs of Services and Profits Realized by the Adviser. The Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. In this regard, the Trustees compared Fund expenses to those of similar funds, noting that the Funds’ expenses generally compare favorably with industry averages for other funds.

The Trustees considered the Adviser’s profitability and costs, including an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Trustees considered the advisory fees under the Trusts’ Advisory Contracts and compared those fees to the fees of similar funds, which had been provided by the Adviser from a database compiled by Lipper Inc. The Trustees determined that the Funds had competitive advisory fees with those of similar funds, noting the resources, expertise and experience that the Adviser provided to the Funds. The Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships. In this regard, the Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

With respect to the administrative support services provided by the Adviser, the Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds.

The Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. The Trustees also considered certain information on profitability provided by certain of the Sub-Advisers.

The Trustees concluded that the combined advisory fees payable to the Adviser and the Funds’ Sub-Advisers are fair and reasonable in light of the factors set forth above.

HSBC INVESTOR FAMILY OF FUNDS	51

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited) (continued)

Other Relevant Considerations. The Board also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce the overall operating expenses of those Funds. The Trustees also considered the financial commitment the Adviser had made over the prior year to maintain a positive yield for the series of the Trust that are money market funds. The Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

          Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved or approved the continuation of each Agreement.

52	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of April 30, 2010

          As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemption of shares, (2) ongoing costs, including management fees; distribution and /or shareholder servicing fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 through April 30, 2010.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Expenses Paid During Period* 11/1/09 - 4/30/10	Annualized Expense Ratio During Period 11/1/09 - 4/30/10

Growth Fund	Class A Shares	$1,000.00	$1,147.50	$6.39	1.20%
	Class B Shares	1,000.00	1,143.00	10.36	1.95%
	Class C Shares	1,000.00	1,143.80	10.37	1.95%
	Class I Shares	1,000.00	1,149.40	5.06	0.95%
International Equity Fund	Class I Shares	1,000.00	1,014.80	4.75	0.95%
Mid-Cap Fund	Class A Shares	1,000.00	1,214.40	7.41	1.35%
	Class B Shares	1,000.00	1,211.40	11.51	2.10%
	Class C Shares	1,000.00	1,210.80	11.51	2.10%
	Class I Shares	1,000.00	1,217.10	6.05	1.10%
Opportunity Fund	Class A Shares	1,000.00	1,239.40	8.61	1.55%
	Class B Shares	1,000.00	1,233.90	12.74	2.30%
	Class C Shares	1,000.00	1,235.70	12.75	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,242.70	5.45	0.98%
Overseas Equity Fund	Class A Shares	1,000.00	1,009.50	8.47	1.70%
	Class B Shares	1,000.00	1,005.80	12.18	2.45%
	Class C Shares	1,000.00	1,005.30	12.18	2.45%
Value Fund	Class A Shares	1,000.00	1,136.30	6.36	1.20%
	Class B Shares	1,000.00	1,131.90	10.31	1.95%
	Class C Shares	1,000.00	1,132.00	10.31	1.95%
	Class I Shares	1,000.00	1,137.90	5.04	0.95%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR FAMILY OF FUNDS	53

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of April 30, 2010 (continued)

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchases and redemptions of shares (if applicable). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Expenses Paid During Period* 11/1/09 - 4/30/10	Annualized Expense Ratio During Period 11/1/09 - 4/30/10

Growth Fund	Class A Shares	$1,000.00	$1,018.84	$6.01	1.20%
	Class B Shares	1,000.00	1,015.12	9.74	1.95%
	Class C Shares	1,000.00	1,015.12	9.74	1.95%
	Class I Shares	1,000.00	1,020.08	4.76	0.95%
International Equity Fund	Class I Shares	1,000.00	1,020.08	4.76	0.95%
Mid-Cap Fund	Class A Shares	1,000.00	1,018.10	6.76	1.35%
	Class B Shares	1,000.00	1,014.38	10.49	2.10%
	Class C Shares	1,000.00	1,014.38	10.49	2.10%
	Class I Shares	1,000.00	1,019.34	5.51	1.10%
Opportunity Fund	Class A Shares	1,000.00	1,017.11	7.75	1.55%
	Class B Shares	1,000.00	1,013.39	11.48	2.30%
	Class C Shares	1,000.00	1,013.39	11.48	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,019.93	4.91	0.98%
Overseas Equity Fund	Class A Shares	1,000.00	1,016.36	8.50	1.70%
	Class B Shares	1,000.00	1,012.65	12.23	2.45%
	Class C Shares	1,000.00	1,012.65	12.23	2.45%
Value Fund	Class A Shares	1,000.00	1,018.84	6.01	1.20%
	Class B Shares	1,000.00	1,015.12	9.74	1.95%
	Class C Shares	1,000.00	1,015.12	9.74	1.95%
	Class I Shares	1,000.00	1,020.08	4.76	0.95%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

54	HSBC INVESTOR FAMILY OF FUNDS

Other Information:

          Information regarding how the Funds and Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

          (i) The Funds and Portfolios file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Funds’ and Portfolios’ Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Funds’ and Portfolios’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Funds’ and Portfolios’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

          An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC INVESTOR FAMILY OF FUNDS	55

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HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited)

Common Stocks—96.3%

	Shares	Value($)

Consumer Discretionary – 10.4%
Amazon.com, Inc. (a)	11,900	1,631,014
Kohl’s Corp. (a)	20,100	1,105,299
New Oriental Education & Technology Group, Inc. ADR (a)	7,600	711,132
O’Reilly Automotive, Inc. (a)	22,300	1,090,247
Priceline.com, Inc. (a)	7,600	1,991,580
Target Corp.	18,300	1,040,721
The Estee Lauder Cos., Inc., Class A	9,400	619,648
Urban Outfitters, Inc. (a)	38,800	1,455,388

		9,645,029

Consumer Staples – 4.5%
Costco Wholesale Corp.	22,300	1,317,484
PepsiCo, Inc.	14,800	965,256
Staples, Inc.	38,400	903,552
Yum! Brands, Inc.	22,900	971,418

		4,157,710

Energy – 9.0%
Dresser-Rand Group, Inc. (a)	29,500	1,040,760
EOG Resources, Inc.	8,500	953,020
First Solar, Inc. (a)	4,800	689,040
FMC Technologies, Inc. (a)	14,500	981,505
Occidental Petroleum Corp.	10,900	966,394
Peabody Energy Corp.	24,500	1,144,640
Schlumberger Ltd.	35,900	2,563,978

		8,339,337

Financials – 7.1%
Goldman Sachs Group, Inc.	12,500	1,815,000
IntercontinentalExchange, Inc. (a)	7,700	898,051
Invesco Ltd.	16,800	386,232
JP Morgan Chase & Co.	61,000	2,597,380
The Charles Schwab Corp.	46,400	895,056

		6,591,719

Health Care – 8.9%
Celgene Corp. (a)	22,400	1,387,680
Express Scripts, Inc. (a)	12,800	1,281,664
Gilead Sciences, Inc. (a)	11,600	460,172
Medco Health Solutions, Inc. (a)	40,600	2,392,152
Shire plc ADR	13,700	902,008
Teva Pharmaceutical Industries Ltd. ADR	31,600	1,855,868

		8,279,544

Industrials – 12.9%
C.H. Robinson Worldwide, Inc.	16,100	970,830
Danaher Corp.	29,400	2,477,832
Deere & Co.	16,000	957,120
Flowserve Corp.	7,900	905,182
Fluor Corp.	16,600	877,144
Illinois Tool Works, Inc.	27,600	1,410,360
Union Pacific Corp.	33,600	2,542,176
United Technologies Corp.	25,200	1,888,740

		12,029,384

Common Stocks, continued

	Shares	Value($)

Information Technology – 40.2%
Agilent Technologies, Inc. (a)	23,400	848,484
Apple, Inc. (a)	16,800	4,386,816
Baidu, Inc. ADR (a)	1,565	1,078,755
Broadcom Corp., Class A	27,400	945,026
Cisco Systems, Inc. (a)	100,200	2,697,384
Citrix Systems, Inc. (a)	19,300	907,100
Cognizant Technology Solutions Corp. (a)	59,700	3,055,446
Dell, Inc. (a)	60,100	972,418
EMC Corp. (a)	58,600	1,113,986
Equinix, Inc. (a)	13,900	1,399,035
Google, Inc., Class A (a)	4,000	2,101,760
Hewlett-Packard Co.	63,000	3,274,110
Juniper Networks, Inc. (a)	17,700	502,857
Lam Research Corp. (a)	24,800	1,005,640
Linear Technology Corp.	27,400	823,644
Marvell Technology Group Ltd. (a)	65,000	1,342,250
MasterCard, Inc., Class A	5,000	1,240,200
Microsoft Corp.	51,500	1,572,810
Oracle Corp.	72,500	1,873,400
QUALCOMM, Inc.	54,300	2,103,582
Salesforce.com, Inc. (a)	5,400	462,240
Visa, Inc., Class A	35,600	3,212,188
VMware, Inc., Class A (a)	7,900	486,956

		37,406,087

Materials – 3.3%
Cliffs Natural Resources, Inc.	20,900	1,306,877
Ecolab, Inc.	17,900	874,236
Freeport-McMoRan Copper & Gold, Inc.	11,700	883,701

		3,064,814

TOTAL COMMON STOCKS (COST $74,469,535)		89,513,624

Investment Companies—3.0%

Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.01% (b)	2,770,934	2,770,934

TOTAL INVESTMENT COMPANIES (COST $2,770,934)		2,770,934

TOTAL INVESTMENTS (COST $77,240,469) — 99.3%		92,284,558

Percentages indicated are based on net assets of $92,928,102.

ADR —	American Depositary Receipt
PLC —	Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2010.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	57

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited)

Common Stocks—97.6%

	Shares	Value($)

Australia – 4.6%
Australia & New Zealand Banking Group Ltd.	122,800	2,719,353
BHP Billiton Ltd.	36,500	1,334,019
Boral Ltd.	53,500	289,161
Macquarie Group Ltd.	18,300	834,303
National Australia Bank Ltd.	113,565	2,900,842
Telstra Corp. Ltd.	513,500	1,504,179

		9,581,857

Austria – 0.4%
OMV AG	21,700	775,309

Belgium – 0.3%
KBC Groep NV (a)	15,200	679,995

Brazil – 0.5%
Banco Do Brasil SA	60,000	1,035,579

Canada – 4.2%
Encana Corp.	16,000	529,394
Industrial Alliance Insurance and Financial Services, Inc.	26,100	900,585
National Bank of Canada	26,600	1,626,647
Nexen, Inc.	78,892	1,918,890
Penn West Energy Trust	35,660	718,818
Suncor Energy, Inc.	62,428	2,136,261
WestJet Airlines Ltd. (a)	59,300	788,331

		8,618,926

Denmark – 2.1%
Carlsberg A/S, Class B	25,625	2,071,326
Danske Bank A/S (a)	84,800	2,214,274

		4,285,600

Finland – 1.8%
Nokia Oyj	296,400	3,623,217

France – 13.3%
BNP Paribas SA	60,698	4,168,618
Bouygues SA	20,200	1,000,787
Casino Guichard-Perrachon SA	17,000	1,500,466
Compagnie de Saint-Gobain	45,800	2,260,669
Compagnie Generale de Geophysique-Veritas (a)	31,800	957,266
Credit Agricole SA	60,739	868,163
Electricite de France	42,900	2,298,902
France Telecom SA	113,600	2,486,598
Klepierre	25,400	875,190
Lagardere S.C.A.	46,400	1,871,226
Sanofi-Aventis	52,700	3,594,690
Societe Generale	38,481	2,054,612
Vallourec SA	4,772	950,390
Vivendi	100,220	2,628,703

		27,516,280

Germany – 8.5%
Allianz SE	35,000	4,001,898
Bayer AG	45,800	2,935,568
Bayerische Motoren Werke AG	60,400	2,983,631
Deutsche Bank AG	38,200	2,637,899
E.ON AG	91,100	3,368,846

Common Stocks, continued

	Shares	Value($)

Germany, continued
Muenchener Rueckversicherungs- Gesellschaft AG	5,100	720,030
Thyssenkrupp AG	29,000	942,886

		17,590,758

Hong Kong – 1.5%
Esprit Holdings Ltd.	259,477	1,858,754
New World Development Co. Ltd.	720,509	1,278,015

		3,136,769

India – 0.0%
State Bank of India GDR	450	45,812

Italy – 3.6%
ENI SpA	81,100	1,812,315
Telecom Italia RSP (a)	920,000	1,038,109
Telecom Italia SpA (a)	1,289,400	1,802,496
UniCredit SpA (a)	1,048,600	2,747,742

		7,400,662

Japan – 23.0%
AEON Co. Ltd.	81,200	929,864
Air Water, Inc.	26,000	287,744
Asahi Breweries Ltd.	73,000	1,311,537
Dowa Holdings Co. Ltd.	89,000	494,163
East Japan Railway Co.	11,800	789,473
Elpida Memory, Inc. (a)	47,200	1,005,648
Isuzu Motors Ltd. (a)	382,000	1,215,582
ITOCHU Corp.	179,000	1,551,043
Japan Tobacco, Inc.	743	2,575,237
JFE Holdings, Inc.	44,000	1,569,374
JX Holdings, Inc. (a)	187,000	1,043,314
KDDI Corp.	279	1,345,420
KONAMI Corp.	11,700	227,028
Konica Minolta Holdings, Inc.	48,000	607,259
Mitsubishi Corp.	110,900	2,627,407
Mitsubishi Gas Chemical Co., Inc.	148,000	892,577
Mitsubishi Materials Corp. (a)	245,000	734,465
Mitsui & Co. Ltd.	149,000	2,239,693
Mitsui Fudosan Co. Ltd.	142,000	2,630,156
Murata Manufacturing Co. Ltd.	37,200	2,201,798
NAMCO BANDAI Holdings, Inc.	102,800	1,025,935
NGK Spark Plug Co. Ltd.	66,000	895,726
Nippon Telegraph & Telephone Corp.	63,000	2,564,735
Nissan Motor Co. Ltd. (a)	371,400	3,232,126
Sharp Corp.	134,000	1,735,847
Sony Corp.	59,110	2,024,190
Sumitomo Mitsui Financial Group, Inc.	69,800	2,308,783
Sumitomo Realty & Development Co. Ltd.	27,000	554,100
Takashimaya Co. Ltd.	101,000	957,692
The Furukawa Electric Co. Ltd.	123,000	609,791
The Tokyo Electric Power Co., Inc.	72,700	1,824,800
Tokyo Gas Co. Ltd.	221,000	939,302
Toshiba Corp. (a)	441,000	2,542,570

		47,494,379

Jersey – 0.3%
Informa plc	94,200	568,462

58	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value($)

Kazakhstan – 0.4%
KazMunaiGas Exploration Production GDR	31,650	773,883

Netherlands – 2.1%
Koninklijke DSM NV	28,200	1,259,455
Randstad Holding NV (a)	60,200	3,049,905

		4,309,360

New Zealand – 0.3%
Telecom Corp. of New Zealand Ltd.	442,923	686,556

Norway – 0.4%
Petroleum Geo-Services ASA (a)	54,750	753,837

Russian Federation – 0.3%
Gazprom OAO ADR	25,100	576,201

South Korea – 2.0%
Hynix Semiconductor, Inc. (a)	40,400	1,022,683
KB Financial Group, Inc. ADR	35,779	1,746,015
Samsung Electronics Co. Ltd., Preferred	2,900	1,370,739

		4,139,437

Spain – 3.2%
Banco Santander SA	325,469	4,137,960
Telefonica SA	106,700	2,414,892

		6,552,852

Sweden – 0.7%
Electrolux AB, B Shares	58,600	1,507,596

Switzerland – 1.6%
Novartis AG	63,940	3,261,026

Taiwan – 1.0%
AU Optronics Corp.	1,134,030	1,306,945
Compal Electronics, Inc.	804	1,118
United Microelectronics Corp. (a)	1,470,000	739,773

		2,047,836

Turkey – 0.7%
Turkiye Garanti Bankasi AS	308,700	1,496,110

United Kingdom – 20.8%
AstraZeneca plc	77,900	3,441,577
BAE Systems plc	248,700	1,303,277
Barclays plc	553,900	2,844,814
BP plc	544,700	4,750,039
Imperial Tobacco Group plc	33,300	948,495
Inchcape plc (a)	1,239,400	648,853
Kazakhmys plc	52,000	1,101,476
Marks & Spencer Group plc	370,600	2,072,053
Old Mutual plc (a)	1,161,500	2,049,562
Rentokil Initial plc (a)	273,400	530,160
Rio Tinto plc	62,900	3,251,424
Rolls-Royce Group plc	289,600	2,551,380
Royal Dutch Shell plc, A Shares	200,987	6,305,823
Thomas Cook Group plc	175,500	665,648
Travis Perkins plc (a)	65,900	850,987
Tui Travel plc	208,700	890,202

Common Stocks, continued

	Shares	Value($)

United Kingdom, continued
Vodafone Group plc	2,629,958	5,826,644
Xstrata plc	181,550	2,977,634

		43,010,048

TOTAL COMMON STOCKS (COST $207,498,152)		201,468,347

Investment Company—1.0%

Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.01% (b)	2,025,228	2,025,228

TOTAL INVESTMENT COMPANIES (COST $2,025,228)		2,025,228

TOTAL INVESTMENTS (COST $209,523,380) — 98.6%		203,493,575

Percentages indicated are based on net assets of $206,344,851.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
PLC —	Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2010.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	59

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited) (continued)

At April 30, 2010 the portfolio’s open foreign currency contracts were as follows:

Currency	Delivery Date	Amount (Local Currency)	Contract Value (U.S. Dollars) ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)

SHORT CONTRACTS
European Euro	7/15/2010	3,283,000	4,415,537	4,371,540	43,997

					43,997

The Portfolio invested, as a percentage of net assets, in the following industries, as of April 30, 2010:

Industry	Percent of Net Assets

Aerospace & Defense	1.9%
Airlines	0.4%
Auto Components	0.4%
Automobiles	3.6%
Beverages	1.6%
Building Products	1.1%
Capital Markets	1.7%
Chemicals	1.2%
Commercial Banks	15.2%
Commercial Services & Supplies	0.3%
Communications Equipment	1.8%
Computers & Peripherals	1.2%
Construction & Engineering	0.5%
Construction Materials	0.1%
Distributors	0.3%
Diversified Financial Services	0.8%
Diversified Telecommunication Services	6.1%
Electric Utilities	3.6%
Electrical Equipment	0.3%
Electronic Equipment, Instruments & Components	1.7%
Energy Equipment & Services	0.8%
Food & Staples Retailing	1.2%
Gas Utilities	0.5%

Industry	Percent of Net Assets

Hotels, Restaurants & Leisure	0.8%
Household Durables	2.6%
Insurance	3.7%
Leisure Equipment & Products	0.5%
Machinery	0.5%
Media	2.5%
Metals & Mining	6.0%
Investment Companies	1.0%
Multiline Retail	1.5%
Office Electronics	0.3%
Oil, Gas & Consumable Fuels	10.3%
Pharmaceuticals	6.4%
Professional Services	1.5%
Real Estate Investment Trusts (REITS)	0.4%
Real Estate Management & Development	2.2%
Road & Rail	0.4%
Semiconductors & Semiconductor Equipment	2.0%
Software	0.1%
Specialty Retail	0.9%
Tobacco	1.7%
Trading Companies & Distributors	3.5%
Wireless Telecommunication Services	3.5%

Total Investments	98.6%

60	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited)

Common Stocks—96.9%

	Shares	Value($)

Consumer Discretionary – 14.7%
American Eagle Outfitters, Inc.	135,050	2,270,190
Ctrip.com International Ltd. ADR (a)	61,500	2,245,980
DeVry, Inc.	22,550	1,406,895
Discovery Communications, Inc., Class A (a)	56,950	2,203,965
Gentex Corp.	99,000	2,127,510
Hibbett Sports, Inc. (a)	81,550	2,242,625
Hospitality Properties Trust	53,300	1,411,917
O’Reilly Automotive, Inc. (a)	44,200	2,160,938
Scientific Games Corp., Class A (a)	139,700	2,054,987
WMS Industries, Inc. (a)	48,550	2,428,471

		20,553,478

Consumer Staples – 3.4%
Church & Dwight Co., Inc.	33,500	2,319,875
Ralcorp Holdings, Inc. (a)	35,600	2,369,180

		4,689,055

Energy – 11.7%
Consol Energy, Inc.	77,880	3,479,678
Denbury Resources, Inc. (a)	173,900	3,330,185
Ensco International plc ADR	57,700	2,722,286
Exterran Holdings, Inc. (a)	99,800	2,909,170
Massey Energy Co.	105,350	3,858,971

		16,300,290

Financials – 4.7%
Credicorp Ltd.	22,550	1,958,693
First Horizon National Corp. (a)	1	13
Huntington Bancshares, Inc.	93,800	635,026
MSCI, Inc., Class A (a)	43,400	1,503,810
Waddell & Reed Financial, Inc., Class A	68,000	2,524,160

		6,621,702

Health Care – 19.5%
Alexion Pharmaceuticals, Inc. (a)	92,250	5,062,680
Charles River Laboratories International, Inc. (a)	69,400	2,323,512
DaVita, Inc. (a)	48,800	3,046,584
Elan Corp. plc ADR (a)	272,300	1,829,856
Hill-Rom Holdings, Inc.	70,150	2,224,456
IDEXX Laboratories, Inc. (a)	45,200	2,989,528
Illumina, Inc. (a)	33,100	1,385,897
Life Technologies Corp. (a)	47,000	2,571,370
MEDNAX, Inc. (a)	24,237	1,331,581
Mettler-Toledo International, Inc. (a)	25,950	3,256,206
Santarus, Inc. (a)	186,000	610,080
Skilled Healthcare Group, Inc., Class A (a)	103,400	691,746

		27,323,496

Industrials – 14.1%
AMETEK, Inc.	55,600	2,404,700
BE Aerospace, Inc. (a)	108,600	3,226,506
Crane Co.	63,200	2,271,408
IDEX Corp.	74,800	2,513,280
Joy Global, Inc.	27,450	1,559,435
Landstar System, Inc.	47,000	2,078,340
Navigant Consulting, Inc. (a)	125,450	1,615,796

Common Stocks, continued

	Shares	Value($)

Industrials, continued
Waste Connections, Inc. (a)	57,300	2,050,767
WESCO International, Inc. (a)	47,250	1,919,295

		19,639,527

Information Technology – 22.3%
Alliance Data Systems Corp. (a)	45,600	3,422,736
Altera Corp.	73,400	1,861,424
BMC Software, Inc. (a)	66,550	2,619,408
Brocade Communications Systems, Inc. (a)	291,500	1,891,835
Check Point Software Technologies Ltd. (a)	77,250	2,751,645
Citrix Systems, Inc. (a)	44,200	2,077,400
Comverse Technology, Inc. (a)	161,400	1,481,652
LSI Corp. (a)	434,000	2,612,680
Maxim Integrated Products, Inc.	27,150	527,253
Nuance Communications, Inc. (a)	200,250	3,658,567
ON Semiconductor Corp. (a)	156,800	1,244,992
Polycom, Inc. (a)	44,150	1,437,083
Salesforce.com, Inc. (a)	33,075	2,831,220
VeriFone Systems, Inc. (a)	64,500	1,227,435
VeriSign, Inc. (a)	55,950	1,525,756

		31,171,086

Materials – 4.4%
Celanese Corp., Series A	69,100	2,210,509
Compass Minerals International, Inc.	16,800	1,265,208
Crown Holdings, Inc. (a)	104,600	2,719,600

		6,195,317

Telecommunication Services – 2.1%
NII Holdings, Inc. (a)	67,700	2,871,834

TOTAL COMMON STOCKS (COST $113,096,489)		135,365,785

Investment Companies—2.7%

Northern Institutional Government Select Portfolio, Shares Class, 0.04% (b)	3,832,877	3,832,877

TOTAL INVESTMENT COMPANIES (COST $3,832,877)		3,832,877

TOTAL INVESTMENTS (COST $116,929,366) — 99.6%		139,198,662

Percentages indicated are based on net assets of $139,767,158.

ADR —	American Depositary Receipt

PLC —	Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2010.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	61

HSBC INVESTOR VALUE PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited)

Common Stocks—96.7%

	Shares	Value($)

Consumer Discretionary – 4.8%
CBS Corp., Class B	24,450	396,335
Viacom, Inc., Class B (a)	56,500	1,996,145

		2,392,480

Consumer Staples – 7.8%
CVS Caremark Corp.	25,900	956,487
Kimberly-Clark Corp.	19,900	1,219,074
Kroger Co. (The)	28,200	626,886
Philip Morris International, Inc.	22,600	1,109,208

		3,911,655

Energy – 17.0%
Apache Corp.	19,400	1,974,144
Canadian Natural Resources Ltd.	16,000	1,231,040
ConocoPhillips	9,471	560,588
Halliburton Co.	21,500	658,975
Hess Corp.	12,100	768,955
Noble Energy, Inc.	19,500	1,489,800
Occidental Petroleum Corp.	12,000	1,063,920
Talisman Energy, Inc.	46,600	794,064

		8,541,486

Financials – 21.3%
Aon Corp.	38,500	1,634,710
Citigroup, Inc. (a)	277,000	1,210,490
Genworth Financial, Inc., Class A (a)	50,800	839,216
JP Morgan Chase & Co.	22,150	943,147
Loews Corp.	41,240	1,535,778
MetLife, Inc.	42,000	1,914,360
The Hartford Financial Services Group, Inc.	43,900	1,254,223
Wells Fargo & Co.	42,700	1,413,797

		10,745,721

Health Care – 12.9%
Aetna, Inc.	20,800	614,640
Amgen, Inc. (a)	33,700	1,933,032
Merck & Co., Inc.	37,600	1,317,504
Pfizer, Inc.	92,000	1,538,240
Sanofi-Aventis ADR	33,000	1,125,630

		6,529,046

Industrials – 10.3%
Ingersoll-Rand plc	23,900	883,822
Lockheed Martin Corp.	18,400	1,561,976
Pitney Bowes, Inc.	39,500	1,003,300
Raytheon Co.	16,900	985,270
Union Pacific Corp.	10,000	756,600

		5,190,968

Information Technology – 10.1%
CA, Inc.	101,200	2,308,372
Microsoft Corp.	21,700	662,718
Motorola, Inc. (a)	297,700	2,104,739

		5,075,829

Materials – 8.4%
AngloGold Ashanti Ltd. ADR	40,727	1,704,832
Barrick Gold Corp.	48,000	2,090,400

Common Stocks, continued

	Shares	Value($)

Materials, continued
The Mosaic Co.	8,600	439,804

		4,235,036

Telecommunication Services – 2.7%
AT&T, Inc.	26,600	693,196
Verizon Communications, Inc.	22,700	655,803

		1,348,999

Utilities – 1.6%
NRG Energy, Inc. (a)	33,800	816,946

TOTAL COMMON STOCKS (COST $46,296,108)		48,788,166

Investment Companies—3.0%

Northern Institutional Government Select Portfolio, Shares Class, 0.04% (b)	1,485,961	1,485,961

TOTAL INVESTMENT COMPANIES (COST $1,485,961)		1,485,961

TOTAL INVESTMENTS (COST $47,782,069) — 99.7%		50,274,127

Percentages indicated are based on net assets of $50,438,531.

ADR —	American Depositary Receipt
PLC —	Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2010.

62	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

(This Page Intentionally Left Blank)

HSBC INVESTOR PORTFOLIOS

Statements of Assets and Liabilities—as of April 30, 2010 (Unaudited)

	Growth Portfolio	International Equity Portfolio	Opportunity Portfolio	Value Portfolio

Assets:
Investments in non-affiliates, at value	$92,284,558	$203,493,575	$139,198,662	$50,274,127
Foreign currency, at value	—	1,027,557	—	—
Unrealized appreciation on foreign currency exchange contracts	—	43,997	—	—
Dividends receivable	13,904	519,836	67,656	32,935
Receivable for investments sold	2,544,074	1,591,410	698,473	162,668
Prepaid expenses and other assets	441	68	886	231

Total Assets	94,842,977	206,676,443	139,965,677	50,469,961

Liabilities:
Payable for investments purchased	1,857,669	156,907	86,396	—
Accrued expenses and other liabilities:
Investment Management	44,465	122,845	93,325	21,826
Administration	1,596	3,664	2,408	859
Compliance Services	17	235	19	9
Custodian	1,825	22,589	2,359	706
Trustee	75	237	107	42
Other	9,228	25,115	13,905	7,988

Total Liabilities	1,914,875	331,592	198,519	31,430

Applicable to investors’ beneficial interest	$92,928,102	$206,344,851	$139,767,158	$50,438,531

Total Investments, at cost	$77,240,469	$209,523,380	$116,929,366	$47,782,069

Foreign currency, at cost	$—	$1,030,180	$—	$—

64	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Operations—For the six months ended April 30, 2010 (Unaudited)

	Growth Portfolio	International Equity Portfolio	Opportunity Portfolio	Value Portfolio

Investment Income:
Dividends	$293,975	$2,400,128	$300,881	$380,676
Foreign tax withholding	—	(216,269)	—	(1,578)

Total Investment Income (Loss)	293,975	2,183,859	300,881	379,098

Expenses:
Investment Management	260,336	740,820	542,314	130,387
Administration	9,314	22,048	13,977	5,114
Accounting	21,877	43,508	22,042	21,986
Compliance Services	188	307	274	103
Custodian	3,785	94,317	6,190	1,592
Printing	2,282	5,457	3,161	1,260
Professional	2,356	3,988	3,511	1,660
Trustee	557	1,358	817	310
Other	1,503	3,301	2,252	850

Total Expenses	302,198	915,104	594,538	163,262

Net Investment Income (Loss)	(8,223)	1,268,755	(293,657)	215,836

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investments and foreign currency transactions	4,524,536	(2,839,558)	9,087,545	299,115
Change in unrealized appreciation/depreciation from investments and foreign currencies	8,343,374	5,787,247	21,086,436	6,091,061

Net realized/unrealized gains/(losses) from investments and foreign currency transactions	12,867,910	2,947,689	30,173,981	6,390,176

Change In Net Assets Resulting From Operations	$12,859,687	$4,216,444	$29,880,324	$6,606,012

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	65

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets

	Growth Portfolio		International Equity Portfolio

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$(8,223)	$136,286	$1,268,755	$4,063,044
Net realized gains (losses) from investments and foreign currency transactions	4,524,536	(12,681,042)	(2,839,558)	(72,712,532)
Change in unrealized appreciation/depreciation from investments and foreign currencies	8,343,374	26,751,782	5,787,247	109,291,830

Change in net assets resulting from operations	12,859,687	14,207,026	4,216,444	40,642,342

Proceeds from contributions	4,565,447	8,763,453	11,526,713	23,984,676
Value of withdrawals	(12,659,916)	(16,749,107)	(26,546,511)	(46,787,723)

Change in net assets resulting from transactions in investors’ beneficial interest	(8,094,469)	(7,985,654)	(15,019,798)	(22,803,047)

Change in net assets	4,765,218	6,221,372	(10,803,354)	17,839,295

Net Assets:
Beginning of period	88,162,884	81,941,512	217,148,205	199,308,910

End of period	$92,928,102	$88,162,884	$206,344,851	$217,148,205

66	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Opportunity Portfolio		Value Portfolio

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$(293,657)	$(424,078)	$215,836	$644,544
Net realized gains (losses) from investment and foreign currency transactions	9,087,545	(15,580,861)	299,115	(1,577,886)
Change in unrealized appreciation/depreciation from investments and foreign currencies	21,086,436	31,798,950	6,091,061	9,018,297

Change in net assets resulting from operations	29,880,324	15,794,011	6,606,012	8,084,955

Proceeds from contributions	4,576,029	8,367,302	2,934,777	4,852,585
Value of withdrawals	(24,437,516)	(22,382,631)	(8,788,414)	(12,914,556)

Change in net assets resulting from transactions in investors’ beneficial interest	(19,861,487)	(14,015,329)	(5,853,637)	(8,061,971)

Change in net assets	10,018,837	1,778,682	752,375	22,984

Net Assets:
Beginning of period	129,748,321	127,969,639	49,686,156	49,663,172

End of period	$139,767,158	$129,748,321	$50,438,531	$49,686,156

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	67

HSBC INVESTOR PORTFOLIOS

Financial Highlights

			Ratio/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)	Portfolio Turnover Rate(a)

GROWTH PORTFOLIO
Year Ended October 31, 2005	13.59	%(d)	$49,415	0.63	%(d)	0.77	%(d)	0.68%	79.54%
Year Ended October 31, 2006	7.53%		59,828	0.69%		0.38%		0.69%	75.06%
Year Ended October 31, 2007	31.11%		89,686	0.62%		0.45%		0.62%	57.04%
Year Ended October 31, 2008	(37.75	)%(e)	81,942	0.62%		0.19%		0.62%	157.87%
Year Ended October 31, 2009	19.31%		88,163	0.69%		0.17%		0.69%	65.67%
Six Months Ended April 30, 2010 (Unaudited)	15.11%		92,928	0.67%		(0.02)%		0.67%	42.87%

INTERNATIONAL EQUITY PORTFOLIO
Year Ended October 31, 2005	19.54%		$230,230	0.84%		1.92%		0.84%	31.32%
Year Ended October 31, 2006	32.79%		333,755	0.86%		2.03%		0.86%	33.39%
Year Ended October 31, 2007	25.17%		455,062	0.79%		2.16%		0.79%	26.08%
Year Ended October 31, 2008	(51.79)%		199,309	0.76%		2.65%		0.76%	28.98%
Year Ended October 31, 2009	24.16%		217,148	0.88%		2.23%		0.88%	58.31%
Six Months Ended April 30, 2010 (Unaudited)	1.62%		206,345	0.86%		1.19%		0.86%	35.03%

OPPORTUNITY PORTFOLIO
Year Ended October 31, 2005	14.35	%(d)	$218,778	0.85	%(d)	(0.45	)%(d)	0.90%	63.95%
Year Ended October 31, 2006	19.54%		241,495	0.91%		(0.40)%		0.91%	60.83%
Year Ended October 31, 2007	30.54%		224,268	0.91%		(0.55)%		0.91%	69.41%
Year Ended October 31, 2008	(35.30)%		127,970	0.87%		(0.46)%		0.87%	80.42%
Year Ended October 31, 2009	15.41%		129,748	0.90%		(0.37)%		0.90%	64.91%
Six Months Ended April 30, 2010 (Unaudited)	24.35%		139,767	0.88%		(0.43)%		0.88%	26.31%

VALUE PORTFOLIO
Year Ended October 31, 2005	15.23	%(d)	$54,150	0.64	%(d)	1.15	%(d)	0.69%	16.45%
Year Ended October 31, 2006	22.21%		67,432	0.71%		1.23%		0.71%	20.63%
Year Ended October 31, 2007	10.28%		82,658	0.66%		1.29%		0.66%	18.67%
Year Ended October 31, 2008	(39.91)%		49,663	0.64%		1.54%		0.64%	24.61%
Year Ended October 31, 2009	20.05%		49,686	0.68%		1.41%		0.68%	19.77%
Six Months Ended April 30, 2010 (Unaudited)	13.96%		50,439	0.66%		0.87%		0.66%	14.64%

(a)	Not annualized for period less than one year.

(b)	Annualized for periods less than one year.

(c)	During each period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Portfolios related to violations of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.05%, 0.04% and 0.05% for the Growth Portfolio, Opportunity Portfolio and Value Portfolio, respectively.

(e)

During the year ended October 31, 2008, Winslow Capital Management, Inc. reimbursed $64,658 to the Growth Portfolio related to violations of certain investment policies and limitations. The corresponding impact to total return was 0.08%.

68	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2010 (Unaudited)

1.	Organization:

          The HSBC Investor Portfolios (the “Portfolio Trust’’), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,’’ collectively the “Portfolios’’):

Portfolio	Short Name

HSBC Investor Growth Portfolio	Growth Portfolio
HSBC Investor International Equity Portfolio	International Equity Portfolio
HSBC Investor Opportunity Portfolio	Opportunity Portfolio
HSBC Investor Value Portfolio	Value Portfolio

          The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios.

          The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

          Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects the risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Securities Valuation:

          The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

          Exchange traded, domestic equity securities are valued at the last sales price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Exchange traded, foreign equity securities are valued in the appropriate currency on the last quoted sale price. Foreign equity securities that are not exchanged traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Portfolio Trust’s Board of Trustees. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios’ net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity

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Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When the International Equity Portfolio uses such a valuation model, the value assigned to the International Equity Portfolio’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

          Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities. Mutual funds are valued at their net asset values, as reported by such companies. Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the New York Stock Exchange. Repurchase agreements are valued at original cost.

Investment Transactions and Related Income:

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation:

          The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Expense Allocations:

          Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among various or all funds within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis.

Federal Income Taxes:

          Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. Federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

          Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

New Accounting Pronouncements:

          In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements. New disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 roll forward of activity in fair value measurements is effective for interim and fiscal periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of this update will have on the Portfolio Trust’s financial statements and related disclosures.

Derivative Instruments

          All open derivative positions at period end are reflected on the Portfolio’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Portfolios, including the primary underlying risk exposures related to each instrument type.

70	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

Foreign Currency Exchange Contracts:

          Each Portfolio may enter into foreign currency exchange contracts. The Portfolios enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The contract amount of foreign currency exchange contracts outstanding was $4.4 million as of April 30, 2010. The monthly average contract amount for these contracts was $2.8 million for the period ended April 30, 2010.

Futures Contracts:

          Each Portfolio may invest in futures contracts. The Portfolios use futures contracts for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, a Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. A Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, a Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolios and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended April 30, 2010, the Portfolios did not hold any futures contracts.

Summary of Derivative Instruments:

The following is a summary of the fair value of derivative instruments for the International Equity Portfolio as of April 30, 2010:

	Asset Derivatives		Liability Derivatives

Primary Risk Exposure	Statements of Assets and Liabilities Location	Total Fair Value*	Statements of Assets and Liabilities Location	Total Fair Value*

Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$43,997	Unrealized depreciation on foreign currency exchange contracts	$—

*

Total Fair Value is presented by Primary Risk Exposure. For foreign currency exchange contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives).

The derivative instruments had the following impact on the Statements of Operations for the International Equity Portfolio for the period ended April 30, 2010:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Foreign Currency Exchange Contracts	Net realized gains (losses) from investments and foreign currency transactions/change in unrealized appreciation/depreciation from investments and foreign currencies	$(22,708)	$49,058

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HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

3.	Investment Valuation Summary:

          The valuation techniques employed by the Portfolios, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

	•	Level 1: quoted prices in active markets for identical assets

	•	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

	•	Level 3: significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of April 30, 2010 in valuing the Portfolios’ investments based upon three levels defined above:

	LEVEL 1	LEVEL 2	LEVEL 3	Total

Growth Portfolio
Investment Securities:
Common Stocks (a)	$89,513,624	$—	$—	$89,513,624
Investment Companies	2,770,934	—	—	2,770,934

Total Investments	$92,284,558	$—	$—	$92,284,558

International Equity Portfolio
Investment Securities:
Common Stocks: (+)
Brazil	$1,035,579	$—	$—	$1,035,579
Canada	8,618,926	—	—	8,618,926
South Korea	1,746,015	2,393,422	—	4,139,437
Spain	4,137,960	2,414,892	—	6,552,852
United Kingdom	3,251,424	39,758,624	—	43,010,048
All other Common Stocks (a)(b)	—	138,111,505	—	138,111,505
Investment Companies	2,025,228	—	—	2,025,228

Total Investment Securities	20,815,132	182,678,443	—	203,493,575

Other Financial Instruments*	—	43,997	—	43,997

Total Investments	$20,815,132	$182,722,440	$—	$203,537,572

Opportunity Portfolio
Investment Securities:
Common Stocks (a)	$135,365,785	$—	$—	$135,365,785
Investment Companies	3,832,877	—	—	3,832,877

Total Investments	$139,198,662	$—	$—	$139,198,662

Value Portfolio
Investment Securities:
Common Stocks (a)	$48,788,166	$—	$—	$48,788,166
Investment Companies	1,485,961	—	—	1,485,961

Total Investments	$50,274,127	$—	$—	$50,274,127

*

Other financial instruments would include any derivative instruments, such as any currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

(a)	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

(b)	For detailed country descriptions, see the accompanying Schedules of Portfolio Investments.

(+)	Based on the domicile of the security issuer.

72	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

4.	Related Party Transactions and Other Agreements:

Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments, except that Winslow Capital Management, Inc., AllianceBernstein L.P., Westfield Capital Management Company, L.P. and NWQ Investment Management Company, LLC serve as Investment Sub-Advisers for the Growth Portfolio, International Equity Portfolio, Opportunity Portfolio, and the Value Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

          For their services, the Investment Adviser and Winslow Capital Management, Inc. (“Winslow”) receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated with HSBC:	Fee Rate*

Up to $250 million	0.575%
In excess of $250 million but not exceeding $500 million	0.525%
In excess of $500 million but not exceeding $750 million	0.475%
In excess of $750 million but not exceeding $1 billion	0.425%
In excess of $1 billion	0.375%

*

The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

For their services, the Investment Adviser and AllianceBernstein L.P. receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of:	Fee Rate

Up to $10 million	1.015%
In excess of $10 million but not exceeding $25 million	0.925%
In excess of $25 million but not exceeding $50 million	0.79%
In excess of $50 million but not exceeding $100 million	0.70%
In excess of $100 million	0.61%

          For their services, the Investment Adviser and Westfield Capital Management Company, L.P. receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

For their services, the Investment Adviser and NWQ Investment Management Company, LLC receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $500 million	0.525%
In excess of $500 million but not exceeding $1 billion	0.475%
In excess of $1 billion	0.425%

Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waiver/reimbursements may be stopped at any time.

Administration:

          HSBC serves the Portfolios as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Portfolios (as well as the other funds in the HSBC Investor Family of Funds) a fee, accrued daily and paid monthly at annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 billion	0.0550%
In excess of $10 billion but not exceeding $20 billion	0.0350%
In excess of $20 billion but not exceeding $50 billion	0.0275%
In excess of $50 billion	0.0250%

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HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

          The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, however, the assets of the Portfolios and HSBC Investor Funds that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the Portfolios by the HSBC Investor Funds, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above. Certain administrative fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios a master-feeder structure.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Portfolio Trust’s Sub-Administrator subject to the general supervision of the Portfolio Trust’s Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points), which is retained by HSBC.

          Under a Compliance Services Agreement between the Portfolio Trust and the other HSBC Investor Funds (the “Trusts”) and Citi Ohio (the “CCO Agreement’’), Citi Ohio makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Portfolios’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $134,557 for the period ended April 30, 2010, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Service.’’ Citi Ohio pays the salary and other compensation earned by individuals as employees of Citi Ohio.

Fund Accounting and Trustees:

          Citi Ohio provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi Ohio receives an annual fee per Portfolio, including reimbursement of certain expenses that is accrued daily and paid monthly.

          Each non-interested Trustee is compensated with a $60,000 annual Board retainer for services as a Trustee of the HSBC Investor Family of Funds (or the “Trusts”), as well as a $3,000 annual retainer for each Committee of the Board of the Trusts. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

5.	Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2010 were as follows:

Portfolio Name	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)

Growth Portfolio	$37,816,332	$45,869,435
International Equity Portfolio	72,692,064	87,789,444
Opportunity Portfolio	34,452,098	52,088,364
Value Portfolio	7,090,251	12,990,458

For the period ended April 30, 2010, there were no long-term U.S. Government securities held by the Portfolio Trust.

74	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

6.	Federal Income Tax Information:

          At April 30, 2010, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost($)	Tax Unrealized Appreciation($)	Tax Unrealized Depreciation($)	Net Unrealized Appreciation/ (Depreciation)($)*

Growth Portfolio	75,227,448	18,506,843	(1,449,733)	17,057,110
International Equity Portfolio	210,390,549	16,398,271	(23,295,245)	(6,896,974)
Opportunity Portfolio	119,573,400	30,466,172	(10,840,910)	19,625,262
Value Portfolio	47,766,607	7,769,399	(5,261,879)	2,507,520

*	The difference between book-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales.

7.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS’’), a subsidiary of the BISYS Group, Inc., reached a settlement (the “Settlement”) with the Securities and Exchange Commission (the “SEC’’) regarding the SEC’s investigation related to the past payment by BISYS of certain marketing and other expenses with respect to certain of its mutual fund clients (the “Covered Clients”), including the Portfolios. A plan of distribution (“Fair Fund Plan”) was established in accordance with the Settlement for purposes of collecting and distributing settlement monies (“Settlement Monies”) to the Covered Clients. The payment of Settlement Monies to the Portfolios will be made on a date to be approved by the SEC, and the impact of such payments to the total return, net expense ratio and net income ratio of each Portfolio will be disclosed in the Financial Highlights after the date of payment.

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HSBC INVESTOR PORTFOLIOS

Investment Adviser Contract Approval (Unaudited)

          Section 15(c) of the Investment Company Act of 1940, as amended (“1940 Act”), generally requires that a mutual fund’s board of trustees, including a majority of trustees who are not parties to the fund’s investment advisory agreement or “interested persons” of the fund, as defined in the 1940 Act (“Independent Trustees”), review and approve the fund’s investment advisory agreement or agreements on an annual basis.

          The Boards of Trustees (collectively, “Board”) of HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios (the “Trusts”) and the Contracts and Expense Committee thereof, which consists exclusively of the Independent Trustees of the Trusts (the “Committee”), met in December 2009 to consider: (i) the approval of the continuation of the Investment Advisory Agreements and related Supplements (“Advisory Contracts”) between each of the Trusts and the Adviser and the Investment Sub-Advisory Agreements between the Adviser and each Sub-Adviser (“Sub-Advisory Contracts”) with respect to the operational series of the Trusts (the “Existing Funds”), (ii) the initial approval of the Advisory Contract and of a Sub-Advisory Contract with respect to the HSBC Investor Global Emerging Markets Local Debt Fund and the HSBC Investor Global Emerging Markets Fixed Income Fund (collectively, the “GEM Funds”), each a series of HSBC Investor Funds, and (iii) other ancillary agreements with respect to the Existing Funds and the GEM Funds (collectively, “Funds”) to which the Adviser is a party that provide for different administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (collectively, the “Agreements”).

          Prior to the meetings, the Trustees requested, received and reviewed the information they thought reasonably necessary to evaluate the terms of the Agreements. This information included, among other things, information about: (i) the services the Adviser and Sub-Advisers provide to the Funds; (ii) personnel who provide such services; (iii) the investment performance for each Existing Fund; (iv) trading practices of the Adviser and Sub-Advisers; (iv) fees received or to be received by the Adviser and Sub-Advisers with respect to each Fund; (v) the total expense ratio of each Existing Fund; (vi) the profitability of the Adviser and certain of the Sub-Advisers; and (vii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trust and to the Independent Trustees were present at each Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process, and all Trustees received advice regarding their fiduciary obligations under Section 15(c) of the 1940 Act.

          On December 4, 2009, the Committee convened and its members reviewed and discussed information provided in advance of and at the meeting, including (among other things): (i) the results of the annual compliance review of the Adviser and Sub-Advisers; (ii) the Funds’ investment performance over varying periods of time; (iii) the fees of the Funds in comparison with other similar funds, based on materials provided by the Adviser from a database compiled by Lipper Inc.; (iv) the nature, quality and extent of and fees paid for administrative services provided by the Adviser; and (v) factors particular to the Funds that are money market funds. At the conclusion of this meeting, the Trustees requested certain additional information from the Adviser, including information about how the Adviser provides administrative services, differences in the advisory services provided to the money market mutual funds and separately managed accounts advised by the Adviser and fees waived by the Adviser with respect to the money market funds.

          The Committee also convened in a meeting held on December 14th and 15th. At this meeting, the Committee reviewed its prior deliberations in light of: (i) the Adviser’s responses to the Committee’s requests for additional information and (ii) presentations from the Adviser and Sub-Advisers, including information about the performance of the Sub-Adviser proposed for the GEM Funds with respect to other accounts it manages, and considered, among other things, the profitability of the Adviser and the performance of the Adviser’s Multimanager Unit. Based on its deliberations, the Committee determined to make a recommendation to the Board of the Trusts to approve or approve the continuation of each Advisory Agreement, as appropriate.

          The Board of the Trusts, including the Independent Trustees, also met in-person on December 14th and 15th, 2009. At this meeting, the Board reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the deliberations and recommendation of the Committee. As a result of this process, the Trustees and Independent Trustees determined with respect to each of the Funds, as appropriate: (i) that the initial approval or continuation of the Agreements with respect to the Fund was consistent with the best interests of the Fund and its shareholders and (ii) to approve or approve the continuation of the Agreements with respect to the Fund. The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to the

76	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Investment Adviser Contract Approval (Unaudited) (continued)

Funds. The Board considered the quality and experience of the Adviser’s personnel who provide management services to the Funds. With respect to the equity Funds, the Trustees considered the capabilities and performance of the Adviser’s Multimanager unit. The Trustees also took note of the long-term relationship between the Adviser and the Funds and the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. In addition, the Board considered the Adviser’s performance in fulfilling its responsibilities for overseeing the Funds’ compliance environment and for overseeing the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives. The Board also considered the Adviser’s reputation and financial condition, as well as how the Adviser’s investment disciplines had fared during the market volatility of the preceding year.

With respect to the administrative support services that the Adviser provides to the Funds, the Trustees considered the nature, quality and extent of these services, including the Adviser’s oversight and management of the Funds’ other service providers, and the fees payable to the Adviser and to other entities under the Adviser’s supervision that provide administrative services to the Trusts.

The Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide or would provide to their respective Funds. In this regard, the Board considered the Sub-Advisers’ portfolio management teams, experience, and the quality of their compliance programs, as well as how the Sub-advisers’ investment disciplines had fared during the market volatility of the preceding year.

The Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers.

Investment Performance of the Funds, Adviser and Sub-Advisers. The Trustees considered the short-term and long-term investment performance of each Existing Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. The Trustees noted that the Existing Funds generally had strong performance records. In instances where it was noted that a Fund’s performance was not strong on a relative basis, the Trustees considered the Adviser’s representation as to steps it was taking to address the issue. The Trustees also considered representations of the Adviser regarding the relative performance of the portfolio management team proposed for the GEM Funds. The Trustees concluded that the investment performance presented supported the continuation or initial approval of the Agreements, as appropriate, with respect to each Fund.

Costs of Services and Profits Realized by the Adviser. The Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. In this regard, the Trustees compared Fund expenses to those of similar funds, noting that the Funds’ expenses generally compare favorably with industry averages for other funds.

The Trustees considered the Adviser’s profitability and costs, including an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Trustees considered the advisory fees under the Trusts’ Advisory Contracts and compared those fees to the fees of similar funds, which had been provided by the Adviser from a database compiled by Lipper Inc. The Trustees determined that the Funds had competitive advisory fees with those of similar funds, noting the resources, expertise and experience that the Adviser provided to the Funds. The Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships. In this regard, the Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

With respect to the administrative support services provided by the Adviser, the Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds.

The Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. The Trustees also considered certain information on profitability provided by certain of the Sub-Advisers.

The Trustees concluded that the combined advisory fees payable to the Adviser and the Funds’ Sub-Advisers are fair and reasonable in light of the factors set forth above.

HSBC INVESTOR PORTFOLIOS	77

HSBC INVESTOR PORTFOLIOS

Investment Adviser Contract Approval (Unaudited) (continued)

Other Relevant Considerations. The Board also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce the overall operating expenses of those Funds. The Trustees also considered the financial commitment the Adviser had made over the prior year to maintain a positive yield for the series of the Trust that are money market funds. The Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

          Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved or approved the continuation of each Agreement.

78	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Table of Shareholder Expenses (unaudited)—as of April 30, 2010

As a shareholder of the HSBC Investor Portfolios (“Portfolios”), you incur ongoing costs, including management fees and other Portfolio expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 through April 30, 2010.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Expenses Paid During Period* 11/1/09 – 4/30/10	Annualized Expense Ratio During Period 11/1/09 – 4/30/10

Growth Portfolio	$1,000.00	$1,151.10	$3.57	0.67%
International Equity Portfolio	1,000.00	1,016.20	4.30	0.86%
Opportunity Portfolio	1,000.00	1,243.50	4.90	0.88%
Value Portfolio	1,000.00	1,139.60	3.50	0.66%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), on purchases and redemptions of shares (if applicable). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Expenses Paid During Period* 11/1/09 – 4/30/10	Annualized Expense Ratio During Period 11/1/09 – 4/30/10

Growth Portfolio	$1,000.00	$1,021.47	$3.36	0.67%
International Equity Portfolio	1,000.00	1,020.53	4.31	0.86%
Opportunity Portfolio	1,000.00	1,020.43	4.41	0.88%
Value Portfolio	1,000.00	1,021.52	3.31	0.66%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR PORTFOLIOS	79

          Other Information:

          Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the HSBC Investor Family of Funds’ web-site at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

          (i) The Portfolios file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Portfolios’ Form N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Portfolios’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Portfolios’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the HSBC Investor Family of Funds’ website at www.investorfunds.us.hsbc.com.

          An investment in a Portfolio is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

80	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR FAMILY OF FUNDS:	SHAREHOLDER SERVICING AGENTS
For HSBC Bank USA, N.A. and
INVESTMENT ADVISER AND ADMINISTRATOR	HSBC Securities (USA) Inc. Clients
HSBC Global Asset Management (USA) Inc.	HSBC Bank USA, N.A.
452 Fifth Avenue	452 Fifth Avenue
New York, NY 10018	New York, NY 10018
1-888-525-5757
SUB-ADVISERS
HSBC Investor Growth Portfolio	For All Other Shareholders
Winslow Capital Management, Inc.	HSBC Investor Funds
4720 IDS Tower	P.O. Box 182845
80th South Eighth Street	Columbus, OH 43218-2845
Minneapolis, MN 55402	1-800-782-8183

HSBC Investor International Equity Portfolio	TRANSFER AGENT
AllianceBernstein L.P.	Citi Fund Services
1345 Avenue of the Americas, 39th Floor	3435 Stelzer Road
New York, NY 10105	Columbus, OH 43219

HSBC Investor Mid-Cap Fund	DISTRIBUTOR
Munder Capital Management	Foreside Distribution Services, L.P.
Munder Capital Center	690 Taylor Road, Suite 150
480 Pierce Street	Gahanna, OH 43230-3202
Birmingham, MI 48009-6063
CUSTODIAN
HSBC Investor Opportunity Portfolio	The Northern Trust Company
Westfield Capital Management Company, L.P.	50 South LaSalle Street
One Financial Center	Chicago, IL 60603
Boston, MA 02111
INDEPENDENT REGISTERED PUBLIC
HSBC Investor Value Portfolio	ACCOUNTING FIRM
NWQ Investment Management Company, LLC	KPMG LLP
2049 Century Park East, 16th Floor	191 West Nationwide Blvd., Suite 500
Los Angeles, CA 90067	Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Investor Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

	— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-0008			6/10

HSBC Global Asset Management (USA) Inc.

April 30, 2010

HSBC Investor Funds

Semi-Annual Report

MONEY MARKET FUNDS

HSBC Investor California Tax-Free Money Market Fund

HSBC Investor New York Tax-Free Money Market Fund

HSBC Investor Prime Money Market Fund

HSBC Investor Tax-Free Money Market Fund

HSBC Investor U.S. Government Money Market Fund

HSBC Investor U.S. Treasury Money Market Fund

HSBC Investor Family of Funds
Semi-Annual Report - April 30, 2010

(This Page Intentionally Left Blank)

Glossary of Terms

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes Emerging Markets debt.

Lipper California Tax-Exempt Money Market Funds Average is an equally weighted average of mutual funds that invest in California municipal obligations with dollar weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper Money Market Funds Average is an equally weighted average of mutual funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value.

Lipper New York Tax-Exempt Money Market Funds Average is an equally weighted average of mutual funds that invest in New York municipal obligations with dollar weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper Tax- Exempt Money Market Funds Average is an equally weighted average of mutual funds that invest in high-quality municipal obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value.

Lipper U.S. Government Money Market Funds Average is an equally weighted average of mutual funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value.

Lipper U.S. Treasury Money Market Funds Average is an equally weighted average of mutual funds that invest principally in U.S. Treasury obligations with dollar weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Russell 2000® Index is an unmanaged index which measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index that is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

June 3, 2010

To Our Shareholders:

Some calm prevailed in the U.S. financial markets in the first half of our current fiscal year. Signs of economic recovery, which included tentative upticks in consumer spending, housing, and continued very low interest rates soothed investors. After the tumult of the past two-plus years, this tranquility was most welcome. Then, however, the specter of sovereign defaults in the Southern Eurozone countries sparked a significant global sell-off in risk assets and a decline in the Euro, the countries’ common currency.

It reminded us again both of how inter-connected the world economy and markets truly are and of the importance of a global view even if one’s focus is largely on the U.S. market. One of your board’s most important duties is to monitor and analyze fund performance. We are immeasurably aided in this effort by the global MultiManager team of the Funds’ investment adviser, HSBC Global Asset Management (USA), Inc. With staff deployed around the world, they are equipped to assay events like those in the Eurozone area, to find and monitor superior managers, and to translate that into advantage for our fund offerings. In the section labeled “Finding the World’s Most Talented Investment Managers” we describe this valuable resource, which we believe significantly distinguishes our Funds from our competitors’.

Total assets in our Funds have declined slightly—a not-unexpected consequence of record low yields and investors’ somewhat renewed appetite for risk. Total assets declined to $24.9 billion at April 30, 2010, from $31.1 billion six months earlier, paced by a decline in our money market funds to $24.3 billion from $30.5 billion over the same period. Our investment advisor and service providers continue to waive a portion of their fees associated with the money market funds in order to limit expenses and maintain a competitive yield on these funds; these waivers amounted to approximately $13 million for the six months ended April 30, 2010.

Assets in our “long-term” funds, which include the HSBC World Selection Funds and the HSBC Investor equity funds, increased to $568.6 million as of April 30, 2010, from $521.0 million six months earlier. This increase reflects both shareholder activity and the change in value of the Funds’ investments. In general, the Funds performed very well. Of our five equity funds, three were in the top quartile of comparable funds, as measured by Lipper, Inc. for the five year period ended April 30, 2010. The four World Selection Funds converted from the previous LifeLine Funds with new asset allocation models and new underlying investments on January 19, 2010. Performance comparisons for the brief period of time from that date through April 30 are largely irrelevant, but all four funds posted positive returns for this brief period. More information on your funds’ performance is presented in the portfolio managers’ letters in this report.

Our annual report referred to the Jones v Harris Associates case that was then before the U.S. Supreme Court. We were pleased that in its ruling the Court essentially upheld the 25 year-old Gartenberg standard, which confirms the right of boards to set advisory fees.

In the regulatory area, the Securities and Exchange Commission (“SEC”) recently adopted several important amendments to Rule 2a-7, which governs money market funds. The changes, which relate in part to portfolio liquidity and increased transparency for investment holdings, are designed to help ensure that money market funds can meet redemption requirements, especially in a systemic crisis like that which afflicted The Reserve Fund in September 2008, causing it to “break the buck” and delay redemptions. The amendments also afford money market funds and their boards additional tools to help deal with such extraordinary circumstances. We are pleased to report that HSBC Global Asset Management, the investment advisor to the HSBC Investor money market funds, adopted internal investment policies that comply with the SEC’s new liquidity requirements in early 2009—well before they became law.

Also in the regulatory area, the SEC’s mutual fund chief has urged fund companies to consider enhancing their communications with shareholders, a directive we strongly support; we welcome shareholders’ input and suggestions on how we might do so. The SEC also has signaled its intent to review Rule 12b-1, which permits mutual funds to use a portion of their assets to promote sales of fund shares. We support this move and look forward to the Commission’s review.

1	HSBC INVESTOR FAMILY OF FUNDS

Chairman’s Message (continued)

The advisor’s Chief Executive Officer recently retired from HSBC Global Asset Management (USA) Inc. and the Funds’ board of trustees. In light of this development, the independent trustees in April decided to keep the board at its current composition of six independent members.

Those of us who have managed money ourselves and served as fund directors for many years, evaluating the performance of our advisor and sub-advisors, are constantly reminded of how very hard it is to sustain superior investment performance—and how important it is to assure that above average results are being obtained without undue risk.

We believe that we have a great team of investment professionals working on your behalf and pledge our very best effort in seeing that they do their best for you.

Cordially,

Michael Seely
Chairman, HSBC Investor Funds

Finding the World’s Most Talented Investment Managers

Investors are faced with numerous decisions and literally thousands of choices when building their investment portfolio. Allocating among asset classes, investing directly in a security or selecting to invest in a fund, and choosing the right investment manager(s) are just a few of the decisions investors have to make.

Successfully choosing among thousands of available investment managers is particularly challenging. It requires expertise, knowledge and continuous access to information. As a result, many investors are turning to professionals to select their investment managers, including their financial advisors and full-time “multimanager” research teams.

HSBC Multimanager

Multimanager investment professionals research and recommend asset management firms on a full-time basis. They typically analyze numerous important factors, such as philosophy, process, team tenure, risk profiles and performance in order to recommend sound, talented investment management firms and teams.

HSBC Multimanager, the dedicated team of specialists within HSBC Global Asset Management, advises the HSBC Investor Equity Funds and the HSBC World Selection Funds. This team is comprised of more than 50 investment professionals in 12 locations around the world*. The members of the Multimanager team focus on specific markets to identity optimal managers within globally diversified portfolios.

HSBC Multimanager evaluates each manager’s investment process and the way it is implemented, using both quantitative and qualitative criteria. They aim to select managers with clearly identifiable skills that give them an advantage over their peers. The team also seeks managers that complement each other in a diversified portfolio. Such managers come from a range of firms, including both global firms and specialist boutiques.

Investors may want to consider employing the full-time expertise of a multimanager program. The knowledge and expertise of a dedicated team of specialists - who continuously evaluate local and global managers - can be very powerful. We believe HSBC Multimanager can assist investors in evaluating and recommending investment managers in order to help achieve long-term investment objectives.

*As of March 2010

HSBC INVESTOR FAMILY OF FUNDS	2

President’s Message

Dear Shareholder,

Welcome to the HSBC Investor Funds semiannual report, covering the period between November 1, 2009 and April 30, 2010. This report offers detailed information about your Funds’ results. We encourage you to review it carefully.

Inside these pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he describes developments in the Funds’ management and structure. The report also provides commentary from the Funds’ portfolio managers in which they discuss the investment markets during the period and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average.

We remain focused on providing value for shareholders. During this period we waived management and servicing fees on the HSBC Investor money market funds. This move enabled the funds to maintain positive yields for investors, despite the historically low level of short-term interest rates. Meanwhile, our Multimanager team continued to monitor the performance of the HSBC Investor equity funds’ sub-advisors and the underlying funds in the World Selection Funds. A description of our Multimanager team is also included as part of this report; we hope you find it to be of interest. We believe that Multimanager’s oversight has helped the Equity and World Selection Funds provide shareholders with competitive returns.

In closing, we would like to thank you for investing through the HSBC Investor Funds. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

3	HSBC INVESTOR FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The six-month period ended April 30, 2010 began in the midst of a global economic recovery. Aggressive fiscal and monetary stimulus by governments around the world prior to the period laid the groundwork for a rebound. Indeed, the Federal Reserve Board held the federal funds rate at a historically low target range between 0.00% to 0.25%, and maintained that level throughout the period. At the beginning of the six months under review, encouraging corporate earnings results and improving consumer-spending levels suggested the rebound was gaining steam.

The global economic recovery experienced some setbacks during the period, however, primarily because of events in overseas markets such as the United Arab Emirates and the European Union. In the U.A.E., a government-owned holding company involved in prominent real estate projects unexpectedly announced a restructuring of its debt, shaking investor confidence in the credit markets. Later in the period economic difficulties in Greece and certain other E.U. countries spread through Europe, dampening the prospects for recovery in Europe and around the world.

U.S. and international economic data improved as the period progressed. However, as April drew to a close, rising unemployment figures and weakening consumer spending in some international markets led to questions about the stability of the global economic recovery.

Market Review

The economic recovery helped fuel a rally in the financial markets that lasted through much of the six months under review.

Investors early in the period became increasingly comfortable with investing in higher-risk areas of the financial markets, helping to fuel strong performance among emerging markets and small-cap stocks. While small-cap stocks continued to perform well during the period, mounting economic troubles in European countries including Greece, Portugal, Ireland, Italy and Spain halted the rally in international stocks, and emerging-markets stocks in particular resulting in a 2.68% return for the MSCI Europe, Australasia and Far East (EAFE) Index1.

During the period domestic stocks experienced much stronger returns. The S&P 500 Index1 of large-company stocks returned 15.66%, while the Russell 2000® Index1 of small-company stocks returned 28.17%. Early in the period investors were drawn to relatively low stock-market valuations. Subsequently, increased optimism about the strength and breadth of the U.S. economic recovery and improving corporate earnings drove the market’s strong gains.

Among fixed-income securities, the low interest rate environment in the beginning of the period led investors to seek out the additional yield available on higher-risk securities such as corporate bonds. The pursuit of higher yields initially led to low demand for government bonds. Demand increased slightly as the period wore on, but Treasuries still lagged the rest of the fixed-income market for the six months as a whole, in part because of concerns that the U.S. government would have to issue a significant amount of debt to cover the rising federal deficit.

The Barclays Capital U.S. Aggregate Bond Index1, which tracks the broad fixed-income market, returned 2.54% for the period, while the Barclays Capital U.S. Corporate High-Yield Bond Index1 returned 11.70%.

[1]	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	4

Portfolio Reviews

HSBC Investor California Tax-Free Money Market Fund
(Class A Shares, C Shares, D Shares and Y Shares)

by Jason Moshos Portfolio Manager

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes. Regional funds may be subject to additional risk, since issues they invest in are located in one geographical area.

The Federal Reserve Board (the “Fed”) maintained its target short-term interest rate at a historically low range between 0% and 0.25% during the six months through April 30, 2010. The low target rate caused yields on money market securities to remain below historical norms.

Credit quality diminished across the municipal sector as declining tax receipts led to widening budget deficits for state and city governments. The Fund’s management positioned the portfolio defensively in response to the challenging credit environment during the period, diversifying away from securities of weaker issuers to help further the primary goal of capital preservation. The Fund’s management also maximized liquidity by maintaining a weighted average maturity shorter than the majority of the Fund’s peers.*

The supply of money market eligible tax-free securities was low throughout the period, due to the success of the federal government’s Build America bond program, which partially subsidizes interest paid by state and local governments. In addition, municipalities have issued longer-term debt to take advantage of historically low interest rates and to help reduce dependence on less stable short-term funding.

*	Portfolio composition is subject to change.

Fund Performance			Average Annual Total Return (%)				Yield (%)[1]	Expense Ratio (%)[2]

As of April 30, 2010	Inception Date	Six Months*	1 Year	5 Year	Since Inception		7-Day Average	Gross	Net

Class A3	3/2/07	0.01	0.02	—	0.64		0.01	0.82	0.81

Class C3,4	5/7/07	—	—	—	1.75		—	1.42	1.41

Class D	6/17/02	0.01	0.02	1.76	1.39		0.01	0.67	0.66

Class Y	7/18/02	0.01	0.06	1.96	1.62		0.01	0.42	0.41

Lipper California Tax-Exempt Money Market Funds Average[5]	—	0.02	0.06	1.80	1.41	[6]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2010 through March 1, 2011.

*	Aggregate total return.

[1]	The 7-day yield quotation typically more closely reflects the current earnings of the Fund than the total return quotation.

[2]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

[4]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[3]

Class A Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 3 days during the year ended October 31, 2007 and 332 days during the year ended October 31, 2008. Class C shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 165 days during the year ended October 31, 2007, 152 days during the year ended October 31, 2008 and 28 days during the year ended October 31, 2009.

[5]	For additional information, please refer to the Glossary of Terms.

[6]	Return for the period 5/31/02 to 10/31/09.

5	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor New York Tax-Free Money Market Fund
(Class A Shares, B Shares, D Shares and Y Shares)

by Jason Moshos Portfolio Manager

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes. Regional funds may be subject to additional risk, since issues they invest in are located in one geographical area.

The Federal Reserve Board (the “Fed”) maintained its target short-term interest rate at a historically low range between 0% and 0.25% during the six months through April 30, 2010. The low target rate caused yields on money market securities to remain below historical norms.

Credit quality diminished across the municipal sector as declining tax receipts led to widening budget deficits for state and city governments. The Fund’s management positioned the portfolio defensively in response to the challenging credit environment during the period, diversifying away from securities of weaker issuers to help further the primary goal of capital preservation. The Fund’s management also maximized liquidity by maintaining a weighted average maturity shorter than the majority of the Fund’s peers.*

The supply of money market eligible tax-free securities was low throughout the period, due to the success of the federal government’s Build America bond program, which partially subsidizes interest paid by state and local governments. In addition, municipalities have issued longer-term debt to take advantage of historically low interest rates and to help reduce dependence on less stable short-term funding.

*	Portfolio composition is subject to change.

Fund Performance				Average Annual Total Return (%)				Yield (%)[1]	Expense Ratio (%)[2]

As of April 30, 2010	Inception Date	Six Months*	1 Year	5 Year	10 Year	Since Inception		7-Day Average	Gross	Net

Class A	11/17/94	0.01	0.02	1.73	1.51	2.02		0.01	0.64	0.64

Class B3	4/29/98	-3.99	-3.97	1.28	0.89	0.89		0.02	1.24	1.24

Class D	4/1/99	0.01	0.02	1.85	1.64	1.76		0.01	0.49	0.49

Class Y	7/1/96	0.01	0.05	2.06	1.88	2.21		0.04	0.24	0.24

Lipper New York Tax-Exempt Money Market Funds Average[4]	—	0.01	0.08	1.85	1.63	2.14	[5]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

*	Aggregate total return.

[1]	The 7-day yield quotation typically more closely reflects the current earnings of the Fund than the total return quotation.

[2]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Return for the period 10/31/94 to 4/30/10.

HSBC INVESTOR FAMILY OF FUNDS	6

Portfolio Reviews

HSBC Investor Prime Money Market Fund
(Class A Shares, B Shares, C Shares, D Shares, I Shares and Y Shares)

by John Chiodi Senior Portfolio Manager

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Low interest rates had a significant impact on the money markets during the six-month period through April 30, 2010. The federal funds rate, a key short-term interest rate, remained within a range of 0.00% to 0.25% throughout the period.

The low interest rates resulted in outflows throughout the money market industry as investors sought investments with more attractive yields. Meanwhile, recent regulatory changes by the Securities and Exchange Commission required money market funds to maintain minimum liquidity, which led to shorter weighted average maturities and lower yields across the industry.

The period began with low supply in money markets, as corporations reduced the issuance of such securities to shore up their year-end balance sheets. As a result, we positioned the Fund during the period with a focus on longer-term issues such as three- and six-month securities. As the period wore on and a more normal supply-and-demand environment returned, we were able to shorten the Fund’s average maturity to around 45 days.*

We purchased floating-rate notes during the period to prepare for the possibility that interest rates may move higher this calendar year. Such securities are designed to adjust their interest rates quickly when the general level of interest rates shifts.*

*	Portfolio composition is subject to change.

Fund Performance				Average Annual Total Return (%)				Yield (%)[1]	Expense Ratio (%)[2]

As of April 30, 2010	Inception Date	Six Months†	1 Year	5 Year	10 Year	Since Inception		7-Day Average	Gross	Net

Class A	11/13/98	0.01	0.02	2.67	2.42	2.72		0.01	0.66	0.66

Class B3	4/4/01	-3.99	-3.98	2.21	—	1.70		0.01	1.26	1.26

Class C4	3/23/01	-0.99	-0.98	2.21	—	1.59		0.01	1.26	1.26

Class D	4/1/99	0.01	0.03	2.79	2.56	2.79		0.01	0.51	0.51

Class I	1/9/02	0.05	0.19	3.13	—	2.47		0.12	0.16	0.16

Class Y	11/12/98	0.01	0.09	3.01	2.79	3.09		0.02	0.26	0.26

Lipper Money Market Funds Average[5]	—	0.01	0.06	2.55	2.30	2.62	[6]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, for Class I contractual fee waivers are in effect from March 1, 2010 through March 1, 2011.

*	Aggregate total return.

[1]	The 7-day yield quotation typically more closely reflects the current earnings of the Fund than the total return quotation.

[2]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[4]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[5]	For additional information, please refer to the Glossary of Terms.

[6]	Return for the period 10/31/98 to 4/30/10.

7	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Tax-Free Money Market Fund
(Class A Shares, D Shares, I Shares and Y Shares)

by Jason Moshos Portfolio Manager

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes.

The Federal Reserve Board (the “Fed”) maintained its target short-term interest rate at a historically low range between 0% and 0.25% during the six months through April 30, 2010. The low target rate caused yields on money market securities to remain below historical norms.

Credit quality diminished across the municipal sector as declining tax receipts led to widening budget deficits for state and city governments. The Fund’s management positioned the portfolio defensively in response to the challenging credit environment during the period, diversifying away from securities of weaker issuers to help further the primary goal of capital preservation. The Fund’s management also maximized liquidity by maintaining a weighted average maturity shorter than the majority of the Fund’s peers.*

The supply of money market eligible tax-free securities was low throughout the period, due to the success of the federal government’s Build America bond program, which partially subsidizes interest paid by state and local governments. In addition, municipalities have issued longer-term debt to take advantage of historically low interest rates and to help reduce dependence on less stable short-term funding.*

*	Portfolio composition is subject to change.

Fund Performance			Average Annual Total Return (%)				Yield (%)[1]	Expense Ratio (%)[2]

As of April 30, 2010	Inception Date	Six Months*	1 Year	5 Year	Since Inception		7-Day Average	Gross	Net

Class A3	8/27/04	0.00	0.00	—	0.47		—	0.76	0.76

Class D	8/24/04	0.01	0.03	1.83	1.77		0.01	0.61	0.61

Class I4	6/25/04	0.01	0.01	0.03	0.27		—	0.26	0.26

Class Y	6/8/04	0.04	0.18	2.06	1.97		0.05	0.36	0.36

Lipper Tax-Exempt Money Market Funds Average[5]	—	0.01	0.07	1.82	1.69	[6]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

*	Aggregate total return.

[1]	The 7-day yield quotation typically more closely reflects the current earnings of the Fund than the total return quotation.

[2]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

[3]

Class A Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 262 days, 24 days, 78 days and 5 days during the years ended October 31, 2010, 2007, 2006 and 2004, respectively.

[4]

Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 27 and 40 days during the years ended October 31, 2005 and 2004, respectively.

[5]	For additional information, please refer to the Glossary of Terms.

[6]	Return for the period 5/31/04 to 4/30/10.

HSBC INVESTOR FAMILY OF FUNDS	8

Portfolio Reviews

HSBC Investor U.S. Government Money Market Fund
(Class A Shares, B Shares, C Shares, D Shares, I Shares and Y Shares)

by John Chiodi Senior Portfolio Manager

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The six-month period between November 1, 2009 and April 30, 2010 was marked by historically low interest rates, which had a significant impact on money markets. The federal funds rate, a key short-term interest rate, stayed within a range between 0% and 0.25% throughout the period.

Low interest rates resulted in outflows throughout the money market industry as investors sought investments with more attractive yields. Meanwhile, recent regulatory changes by the Securities and Exchange Commission required money market funds to meet higher standards for liquidity, which led to shorter weighted average maturities and lower yields across the industry.

Supply in money markets decreased early in the period as corporations and other issuers sought to reduce debt on their year-end balance sheets. We reduced the Fund’s exposure to repurchase agreements during the period, which faced a similar supply issue, and increased exposure to agency issues. The supply issues also led us to extend the Fund’s average maturity early in the period.*

Supply issues abated in early 2010. We responded by decreasing the Fund’s agency exposure, while increasing exposure to repurchase agreements to approximately 60% of the portfolio. We also shortened the Fund’s average maturity somewhat during the period, as a more normal supply-and-demand environment returned to money markets.*

*	Portfolio composition is subject to change.

Fund Performance			Average Annual Total Return (%)					Yield (%)[1]	Expense Ratio (%)[2]

As of April 30, 2010	Inception Date	Six Months*	1 Year	5 Year	10 Year	Since Inception		7-Day Average	Gross	Net

Class A	5/3/90	0.01	0.03	2.48	2.24	3.46		0.03	0.66	0.66

Class B3	9/11/98	-3.99	-3.97	2.40	2.01	2.30		0.03	1.26	1.26

Class C4	11/20/06	-0.99	-0.97	—	—	1.58		0.03	1.26	1.26

Class D	4/1/99	0.01	0.03	2.60	2.38	2.60		0.03	0.51	0.51

Class I5	12/24/03	0.03	0.12	—	—	2.54		0.09	0.16	0.16

Class Y	7/1/96	0.01	0.05	2.81	2.61	3.28		0.03	0.26	0.26

Lipper U.S. Government Money Market Funds Average[6]	—	0.01	0.03	2.46	2.26	3.48	[7]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, for Class I Shares contractual fee waivers are in effect from March 1, 2010 through March 1, 2011.

*	Aggregate total return.

[1]	The 7-day yield quotation typically more closely reflects the current earnings of the Fund than the total return quotation.

[2]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[4]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[5]

Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 357 days, 136 days, 89 days and 10 days during the years ended October 31, 2007, 2006, 2005 and 2004, respectively.

[6]	For additional information, please refer to the Glossary of Terms.

[7]	Return for the period 4/30/90 to 4/30/10.

9	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor U.S. Treasury Money Market Fund
(Class A Shares, B Shares, C Shares, D Shares, I Shares and Y Shares)

by John Chiodi
Senior Portfolio Manager

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes.

Interest rates remained at historic lows during the six-month period through April 30, 2010. The federal funds rate, a key short-term interest rate, remained within a range between 0% and 0.25% during the period. That environment had a significant impact on the money market industry.

Investors seeking more attractive yields pulled funds from money market funds. Yields were further suppressed by recent regulatory changes from the Securities and Exchange Commission, which required money market funds to meet new standards for liquidity. Those rule changes led to shorter weighted average maturities and lower yields across the industry.

The supply of money market securities decreased early in the period as corporations and other issuers sought to reduce debt before year-end 2009. We responded to lower supply by positioning the Fund during the period, with a heavier exposure to longer-term Treasury securities.*

Midway through the period, the U.S. Treasury announced a supplemental finance plan that significantly increased the supply of Treasury bills, pushing up their yields. At that point we began to unwind the Fund’s longer-term positions, shortening its average maturity and taking advantage of the higher yields now offered by short-term Treasury bills.*

*	Portfolio composition is subject to change.

Fund Performance			Average Annual Total Return (%)				Yield (%)[1]	Expense Ratio (%)[2]

As of April 30, 2010	Inception Date	Six Months*	1 Year	5 Year	Since Inception		7-Day Average	Gross	Net

Class A	5/24/01	0.00	0.02	2.09	1.57		0.01	0.66	0.66

Class B3	8/13/04	-4.00	-3.98	1.68	1.56		0.01	1.26	1.26

Class C4	12/24/03	-1.00	-0.98	0.02	0.03		0.01	1.26	1.26

Class D	5/14/01	0.00	0.02	2.20	1.70		0.01	0.51	0.51

Class I5	12/30/03	0.01	0.04	2.50	2.07		0.02	0.16	0.16

Class Y	5/11/01	0.00	0.02	2.38	1.92		0.01	0.26	0.26

Lipper U.S. Treasury Money Market Funds Average[6]	—	0.01	0.01	2.16	1.71	[7]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, for Class I contractual fee waivers are in effect from March 1, 2010 through March 1, 2011.

*	Aggregate total return.

[1]	The 7-day yield quotation typically more closely reflects the current earnings of the Fund than the total return quotation.

[2]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[4]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[5]

Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 280 and 13 days during the years ended October 31, 2005 and 2004, respectively.

[6]	For additional information, please refer to the Glossary of Terms.

[7]	Return for the period 4/30/01 to 4/30/10.

HSBC INVESTOR FAMILY OF FUNDS	10

Portfolio Reviews

Portfolio Composition*
April 30, 2010
(Unaudited)

HSBC Investor California Tax-Free Money Market Fund

Investment Allocation	Percentage of Investments at Value

Variable Rate Demand Notes	66.1%

Commercial Paper and Notes	26.0%

Municipal Bonds	6.2%

Cash and Equivalents	1.7%

Total	100.0%

HSBC Investor N.Y. Tax-Free Money Market Fund

Investment Allocation	Percentage of Investments at Value

Variable Rate Demand Notes	89.0%

Tax-Free Notes and Commercial Paper	4.5%

Municipal Bonds	4.2%

Cash and Equivalents	2.3%

Total	100.0%

HSBC Investor Prime Money Market Fund

Investment Allocation	Percentage of Investments at Value

Certificates of Deposit	32.2%

Commercial Paper and Notes	31.0%

Time Deposits	11.1%

U.S. Government and Government Agency Obligations	8.0%

Corporate Obligations	6.6%

Repurchase Agreements	5.3%

Variable Rate Demand Notes	3.9%

Municipal Bonds	1.9%

Total	100.0%

HSBC Investor Tax-Free Money Market Fund

Investment Allocation	Percentage of Investments at Value

Municipal Bonds	60.0%

Commercial Paper and Notes	21.0%

Variable Rate Demand Notes	15.4%

Cash and Equivalents	3.6%

Total	100.0%

HSBC Investor U.S. Government Money Market Fund

Investment Allocation	Percentage of Investments at Value

Repurchase Agreements	62.6%

U.S. Government and Government Agency Obligations	37.0%

U.S. Treasury Bills	0.4%

Total	100.0%

HSBC Investor U.S. Treasury Money Market Fund

Investment Allocation	Percentage of Investments at Value

U.S. Treasury Bills	97.9%

U.S. Treasury Notes	2.1%

Total	100.0%

*	Portfolio composition is subject to change.

11	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited)

Variable Rate Demand Notes—55.9%

	Principal Amount($)	Amortized Cost($)

California – 55.9%
ABAG Finance Authority for Nonprofit Corps. Multi-family Revenue, Series A, 0.32%, 12/15/32, (Credit Support FNMA) (a)	1,000,000	1,000,000
ABAG Finance Authority for Nonprofit Corps. Revenue, 0.37%, 7/1/35, (LOC Wells Fargo Bank N.A., U.S. Bank N.A.) (a)	1,500,000	1,500,000
ABAG Finance Authority for Nonprofit Corps. Revenue, 0.31%, 9/1/35, (LOC Bank of New York) (a)	775,000	775,000
Beaumont California Utility Authority Revenue, Series A, 0.31%, 9/1/41, (LOC Union Bank of California N.A., California State Teacher’s Retirement) (a)	1,000,000	1,000,000
California Health Facilities Financing Authority Revenue, Series A, 0.25%, 8/1/21, (LOC U.S. Bank N.A.) (a)	500,000	500,000
California Health Facilities Financing Authority Revenue, Series F, 0.26%, 10/1/31, (LOC Northern Trust Co.) (a)	975,000	975,000
California Health Facilities Financing Authority Revenue, Series A-2, 0.28%, 11/15/40, (LOC Bank of America N.A.) (a)	1,000,000	1,000,000
California Municipal Finance Authority Revenue, 0.32%, 7/1/38, (LOC U.S. Bank N.A.) (a)	1,500,000	1,500,000
California State Department of Water Resources Power Supply Revenue, 0.31%, 5/1/11, (LOC Lloyds TSB Bank plc) (a)	500,000	500,000
California Statewide Communities Development Authority Revenue, 0.28%, 5/1/25, (LOC Bank of New York) (a)	1,065,000	1,065,000
California Statewide Communities Development Authority Revenue, Series B, 0.23%, 8/15/36, (LOC UBS AG) (a)	1,500,000	1,500,000
Contra Costa County California Housing Authority Multi-family Revenue, 0.34%, 11/15/17, (Credit Support FHLMC) (a)	1,700,000	1,700,000
Hesperia California Unified School District Certificates of Participation, 0.45%, 2/1/18, (Credit Support AGM, SPA Dexia Bank) (a)	1,000,000	1,000,000
Irvine Public Facilities & Infrastructure Authority Lease Revenue, 0.60%, 11/1/10, (LOC State Street B&T Co.) (a)	460,000	460,000
Los Angeles California Wastewater System Revenue, Series A, 0.25%, 6/1/28, (LOC Bank of Nova Scotia) (a)	500,000	500,000
Los Angeles County California Metropolitan Transportation Authority Sales Tax Revenue, Series C-3, 0.25%, 7/1/25, (LOC Sumitomo Mitsui Banking Corp.) (a)	1,500,000	1,500,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

California, continued
Morgan Hill Redevelopment Agency Tax Allocation, 0.28%, 9/1/33, (LOC Scotiabank) (a)	1,000,000	1,000,000
Oakland-Alameda County California Coliseum Authority Lease Revenue, Series C-1, 0.32%, 2/1/25, (LOC Bank of New York, California State Teacher’s Retirement) (a)	1,000,000	1,000,000
Orange County California Apartment Development Revenue, 0.28%, 12/1/22, (Credit Support FHLMC) (a)	500,000	500,000
Otay California Water District Certificates of Participation, 0.28%, 9/1/26, (LOC Landesbank Hessen- Thuringen) (a)	1,000,000	1,000,000
Perris California Union High School District Certificates of Participation, 0.45%, 9/1/33, (Credit Support AGM, SPA Dexia Credit Local) (a)	1,000,000	1,000,000
Pleasanton California Certificates of Participation, 0.28%, 11/1/40, (LOC Citibank N.A.) (a)	1,000,000	1,000,000
Riverside County California Certificates of Participation, 0.31%, 12/1/15, (LOC State Street B&T Co.) (a)	1,000,000	1,000,000
San Jose California Redevelopment Agency Revenue, Series B, 0.37%, 8/1/32, (LOC JP Morgan Chase Bank) (a)	800,000	800,000
San Rafael California Redevelopment Agency Multi-family Revenue, Series A, 0.31%, 9/1/31, (LOC Citibank N.A.) (a)	500,000	500,000
South Bay California Regional Public Communications Authority Revenue, Series C, 0.30%, 1/1/31, (LOC Bank of America N.A.) (a)	1,170,000	1,170,000
Stockton California Public Financing Authority Lease Revenue, Series A, 0.45%, 9/1/48, (LOC Assured Guaranty, SPA Dexia Credit Local) (a)	1,000,000	1,000,000
Three Valleys California Municipal Water District Certificates of Participation, 0.29%, 11/1/14, (LOC Wells Fargo Bank N.A.) (a)	500,000	500,000

		26,945,000

TOTAL VARIABLE RATE DEMAND NOTES (COST $26,945,000)		26,945,000

Municipal Bonds—5.2%

California – 1.4%
California State Economic Recovery, Series A, 5.00%, 7/1/10, (Credit Support NATL-RE)	205,000	206,621
California State GO, 5.25%, 9/1/30, (Credit Support FGIC), prerefunded 9/1/10 @ 100	450,000	457,555

		664,176

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	12

HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited) (continued)

Municipal Bonds, continued

	Shares or Principal Amount($)	Amortized Cost($)

Puerto Rico – 3.8%
Puerto Rico Commonwealth Infrastructure Financing Authority, Series A, 5.50%, 10/1/19, prerefunded 10/1/10 @ 101	300,000	309,520
Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation, Series A, 5.50%, 10/1/32	1,500,000	1,547,990

		1,857,510

TOTAL MUNICIPAL BONDS (COST $2,521,686)		2,521,686

Commercial Paper And Notes—22.0%

California – 22.0%
California Pollution Control Finance Authority, Series 09-A, 0.22%, 8/3/10, (LOC BP plc)	1,750,000	1,750,000
Orange County Local Transit Authority, Series A, 0.30%, 5/3/10, (LOC Dexia New York)	1,000,000	1,000,000
Orange County Local Transit Authority, Series A, 0.30%, 5/3/10, (LOC Dexia Credit Local, Bank of America, BNP Paribas, JPMorgan Chase Bank)	1,000,000	1,000,000
Port of Oakland California, Series D, 0.26%, 5/13/10, (LOC BNP Paribas, Lloyds TSB Bank)	1,000,000	1,000,000
Port of Oakland California, Series D, 0.28%, 6/10/10, (LOC BNP Paribas)	1,000,000	1,000,000
San Diego County Regional Airport, 0.20%, 5/6/10, (LOC Lloyds Bank)	750,000	750,000
San Diego County Regional Airport, 0.40%, 6/1/10, (LOC Lloyds Bank)	1,500,000	1,500,000
San Francisco Airport Commission, Series B, 0.25%, 5/5/10, (LOC State Street Bank)	1,600,000	1,600,000
San Joaquin County Transportation Authority, 0.27%, 5/4/10, (LOC Citibank N.A.)	1,000,000	1,000,000

		10,600,000

TOTAL COMMERCIAL PAPER AND NOTES (COST $10,600,000)		10,600,000

Investment Companies—1.5%

BlackRock Liquidity Funds Money Fund Portfolio, 0.22% (b)	700,000	700,000
Northern Institutional Tax Exempt Portfolio, Shares Class, 0.01% (b)	10,174	10,174

TOTAL INVESTMENT COMPANIES (COST $710,174)		710,174

TOTAL INVESTMENTS (COST $40,776,860) — 84.6%		40,776,860

Percentages indicated are based on net assets of $48,218,052.

(a)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2010. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2010.

AMT	— Assured Guaranty Municipal Corporation
FGIC	— Financial Guaranty Insurance Company
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GO	— General Obligation
LOC	— Letter of Credit
plc	— Public Limited Company
SPA	— Standby Purchase Agreement

13	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited)

Variable Rate Demand Notes—82.5%

	Principal Amount($)	Amortized Cost($)

New York – 82.5%
Dutchess County IDA Civic Facility Revenue, Series A, 0.27%, 7/1/38, (LOC TD Bank N.A.) (a)	5,000,000	5,000,000
Franklin County IDA Civic Facility Revenue, 0.37%, 5/1/19, (LOC Fleet National Bank) (a)	195,000	195,000
Long Island Power Authority Electrical Systems Revenue, 0.36%, 12/1/29, (Credit Support AGM, SPA Dexia Credit Local) (a)	8,930,000	8,930,000
Long Island Power Authority Electrical Systems Revenue, Series D, 0.36%, 12/1/29, (Credit Support AGM, SPA Dexia Credit Local) (a)	5,000,000	5,000,000
Long Island Power Authority Electrical Systems Revenue, Series J, 0.35%, 12/1/29, (Credit Support AGM, SPA Dexia Credit Local) (a)	6,000,000	6,000,000
Metropolitan Transportation Authority Revenue, Sub-series B-1, 0.31%, 11/1/34, (LOC Scotiabank) (a)	2,900,000	2,900,000
Metropolitan Transportation Authority Revenue, Sub-series B-2, 0.31%, 11/1/34, (LOC BNP Paribas) (a)	2,900,000	2,900,000
Metropolitan Transportation Authority Revenue, Sub-series B-3, 0.31%, 11/1/34, (LOC Lloyds TSB Bank plc) (a)	2,900,000	2,900,000
Monroe County IDA Civic Facility Revenue, 0.29%, 1/15/32, (LOC JP Morgan Chase Bank) (a)	4,945,000	4,945,000
Monroe County IDA Civic Facility Revenue, 0.25%, 4/1/35, (LOC JP Morgan Chase Bank) (a)	1,000,000	1,000,000
Monroe County IDA Civic Facility Revenue, 0.29%, 6/1/36, (LOC JP Morgan Chase Bank) (a)	3,800,000	3,800,000
Monroe County IDA Civic Facility Revenue, 0.30%, 2/1/38, (LOC JP Morgan Chase Bank) (a)	1,800,000	1,800,000
Monroe County IDA Civic Facility Revenue, 0.31%, 4/1/38, (LOC JP Morgan Chase Bank) (a)	2,200,000	2,200,000
Nassau County IDA Civic Facility Revenue, 0.45%, 6/1/19, (LOC Fleet Bank N.A.) (a)(b)	1,530,000	1,530,000
Nassau Health Care Corp. Revenue, 0.29%, 8/1/29, (Credit Support County Guaranteed, LOC TD Bank N.A.) (a)	5,000,000	5,000,000
Nassau Health Care Corp. Revenue, Sub-series B-2, 0.27%, 8/1/29, (Credit Support County Guaranteed, LOC TD Bank N.A.) (a)	5,000,000	5,000,000
Nassau Health Care Corp. Revenue, Sub-series D-2, 0.30%, 8/1/29, (Credit Support County Guaranteed, LOC JP Morgan Chase Bank) (a)	5,000,000	5,000,000
New York City Capital Resources Corp. Revenue, Series B1, 0.30%, 7/1/37, (LOC Bank of America N.A.) (a)	2,000,000	2,000,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

New York, continued
New York City GO, 0.29%, 2/15/16, (LOC Bayerische Landesbank) (a)	3,000,000	3,000,000
New York City GO, Series H, Sub- series H-3, 0.29%, 8/1/19, (Credit Support AGM, SPA State Street B&T Co.) (a)	4,000,000	4,000,000
New York City GO, Sub-series B-3, 0.27%, 9/1/27, (LOC TD Bank N.A.) (a)	5,000,000	5,000,000
New York City GO, Sub-series L-4, 0.28%, 4/1/38, (LOC U.S. Bank N.A.) (a)	15,000,000	15,000,000
New York City Health & Hospital Corp. Revenue, Series B, 0.28%, 2/15/31, (Credit Support GO of Corp., LOC TD Bank N.A.) (a)	5,000,000	5,000,000
New York City Housing Development Corp. Multi-family Housing Revenue, Series A, 0.28%, 11/15/19, (Credit Support FNMA, Liquidity Facility FNMA) (a)	1,500,000	1,500,000
New York City Housing Development Corp. Multi-family Housing Revenue, Series A, 0.27%, 4/1/31, (Credit Support FHLMC) (a)	1,135,000	1,135,000
New York City Housing Development Corp. Multi-family Housing Revenue, Series A, 0.27%, 4/15/35, (Credit Support FNMA, Liquidity Facility FNMA) (a)	1,600,000	1,600,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, 0.28%, 6/15/32, (Credit Support FNMA) (a)	5,000,000	5,000,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, 0.31%, 12/1/36, (LOC Landesbank Hessen) (a)	10,035,000	10,035,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, 0.27%, 11/1/46, (Credit Support FHLMC, Liquidity Facility FHLMC) (a)	4,000,000	4,000,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.32%, 1/1/36, AMT, (LOC Citibank N.A.) (a)	5,000,000	5,000,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.32%, 1/1/38, AMT, (LOC Citibank N.A.) (a)	5,000,000	5,000,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.32%, 2/1/38, AMT, (LOC Citibank N.A.) (a)	500,000	500,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.34%, 10/1/40, AMT, (LOC Bank of America N.A.) (a)	5,000,000	5,000,000

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	14

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited) (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

New York, continued
New York City Housing Development Corp. Residential Revenue, Series A, 0.28%, 6/1/43, (LOC RBS Citizens N.A., FHLB) (a)	7,000,000	7,000,000
New York City IDA Civic Facility Revenue, 0.26%, 11/1/32, (LOC Wachovia Bank N.A.) (a)	1,500,000	1,500,000
New York City IDA Civic Facility Revenue, 0.33%, 12/1/36, (LOC JP Morgan Chase Bank) (a)	4,360,000	4,360,000
New York City IDA Civic Facility Revenue, 0.31%, 11/1/39, (LOC Bank of America, Citibank N.A.) (a)	8,000,000	8,000,000
New York City IDA Civic Facility Revenue, Series B, 0.30%, 6/1/36, (Credit Support Radian, LOC TD Bank N.A.) (a)	4,700,000	4,700,000
New York City IDA Special Facility Revenue, Series B, 0.30%, 5/1/33, (LOC Bank of America N.A.) (a)	5,060,000	5,060,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Series CC, 0.31%, 6/15/41, (SPA Barclays Bank plc) (a)	10,000,000	10,000,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Sub-series B-4, 0.27%, 6/15/23, (SPA, BNP Paribas) (a)	2,000,000	2,000,000
New York City Transitional Finance Authority Revenue, Series 3, Sub- series 3G, 0.28%, 11/1/22, (SPA Bank of New York) (a)	2,085,000	2,085,000
New York City Transitional Finance Authority Revenue, Series A2, 0.25%, 11/15/27, (SPA Bank of Nova Scotia) (a)	6,100,000	6,100,000
New York City Transitional Finance Authority Revenue, Sub-series 2-D, 0.28%, 11/1/22, (Liquidity Facility Lloyds TSB Bank plc) (a)	10,000,000	10,000,000
New York City Transitional Finance Authority Revenue, Sub-series 2A, 0.24%, 11/1/22, (Liquidity Facility Dexia Credit Local) (a)	100,000	100,000
New York City Trust for Cultural Resources Revenue, 0.25%, 4/1/26, (LOC Wachovia Bank N.A.) (a)	9,000,000	9,000,000
New York City Trust for Cultural Resources Revenue, 0.24%, 4/1/30, (LOC The Chase Manhattan Bank) (a)	6,570,000	6,570,000
New York City Trust for Cultural Resources Revenue, Series B-1, 0.24%, 11/1/38, (LOC U.S. Bank N.A.) (a)	3,750,000	3,750,000
New York Local Government Assistance Corp., 0.28%, 4/1/25, (LOC Societe Generale) (a)	4,800,000	4,800,000
New York State Dormitory Authority Revenue, 0.29%, 7/1/28, (LOC TD Bank N.A.) (a)	1,400,000	1,400,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

New York, continued
New York State Dormitory Authority Revenue, Series D, 0.29%, 7/1/34, (Credit Support XLCA, LOC TD Bank N.A.) (a)	4,775,000	4,775,000
New York State Dormitory Authority Revenue, Non State Supported Debt, 0.29%, 7/1/36, (Credit Support XLCA, LOC TD Banknorth N.A.) (a)	1,925,000	1,925,000
New York State Dormitory Authority Revenue, Non State Supported Debt, 0.30%, 12/1/36, (LOC TD Bank N.A.) (a)	4,500,000	4,500,000
New York State Dormitory Authority Revenue, Non State Supported Debt, 0.29%, 1/1/39, (LOC TD Banknorth N.A.) (a)	3,900,000	3,900,000
New York State Dormitory Authority Revenue, Non State Supported Debt, Series A, 0.27%, 11/15/36, (Credit Support FNMA, Liquidity Facility FNMA) (a)	5,000,000	5,000,000
New York State Dormitory Authority Revenue, Non State Supported Debt, Series A-2, 0.27%, 9/1/36, (LOC Citizens Bank, FHLB) (a)	5,000,000	5,000,000
New York State Dormitory Authority Revenue, Non State Supported Debt, Series B, 0.26%, 7/1/39, (LOC TD Bank N.A.) (a)	1,500,000	1,500,000
New York State Dormitory Authority Revenue, State Supported Debt, Series C, 0.31%, 7/1/31, (LOC Bank of America N.A.) (a)	5,000,000	5,000,000
New York State Dormitory Authority, Cornell University Revenue, 0.24%, 7/1/25, (SPA JP Morgan Chase Bank) (a)	8,500,000	8,500,000
New York State Energy Research & Development Authority Facilities Revenue, 0.28%, 11/1/39, AMT, (LOC Mizuho Corporate Bank) (a)	1,000,000	1,000,000
New York State Energy Research & Development Authority Facilities Revenue, 0.30%, 11/1/39, AMT, (LOC Mizuho Corporate Bank) (a)	5,000,000	5,000,000
New York State Energy Research & Development Authority Facilities Revenue, Series C2, 0.33%, 11/1/39, AMT, (LOC Mizuho Corporate Bank) (a)	5,000,000	5,000,000
New York State Energy Research & Development Authority Facilities Revenue, Sub-series A-3, 0.28%, 5/1/39, (LOC Wachovia Bank N.A.) (a)	10,000,000	10,000,000
New York State Energy Research & Development Authority Pollution Control Revenue, Series C, 0.25%, 6/1/29, (LOC Wells Fargo N.A.) (a)	5,000,000	5,000,000
New York State Housing Finance Agency Revenue, 0.34%, 5/15/33, AMT, (Credit Support FNMA) (a)	2,000,000	2,000,000

15	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited) (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

New York, continued
New York State Housing Finance Agency Revenue, 0.25%, 5/15/34, (Credit Support FNMA) (a)	5,000,000	5,000,000
New York State Housing Finance Agency Revenue, 0.25%, 11/15/37, (Credit Support FNMA) (a)	5,000,000	5,000,000
New York State Housing Finance Agency Revenue, 0.31%, 5/15/15, (LOC Landesbank Hessen-Thuringen) (a)	800,000	800,000
New York State Housing Finance Agency Revenue, 0.32%, 5/15/28, AMT, (Credit Support FNMA, LOC FNMA) (a)	5,000,000	5,000,000
New York State Housing Finance Agency Revenue, Series A, 0.32%, 5/15/32, AMT, (Credit Support FNMA) (a)	1,600,000	1,600,000
New York State Housing Finance Agency Revenue, Series A, 0.29%, 11/1/32, AMT, (Credit Support FHLMC, Liquidity Facility FHLMC) (a)	2,050,000	2,050,000
New York State Housing Finance Agency Revenue, Series A, 0.25%, 5/15/34, (Credit Support FNMA) (a)	1,400,000	1,400,000
New York State Housing Finance Agency Revenue, Series A, 0.28%, 5/1/35, (Credit Support FHLMC) (a)	9,365,000	9,365,000
New York State Housing Finance Agency Revenue, Series A, 0.37%, 11/1/39, AMT, (LOC Citibank N.A.) (a)	4,900,000	4,900,000
New York State Housing Finance Agency Revenue, Series A, 0.27%, 11/1/41, (LOC Bank of New York) (a)	15,000,000	15,000,000
New York State Housing Finance Agency Revenue, Series A, 0.28%, 5/1/42, (LOC Wachovia Bank N.A.) (a)	5,000,000	5,000,000
New York State Housing Finance Agency Revenue, Series A, 0.32%, 5/1/42, (LOC Wachovia Bank N.A.) (a)	4,200,000	4,200,000
New York State Housing Finance Agency Revenue, Series A, 0.25%, 5/1/45, (Credit Support FHLMC, Liquidity Facility FHLMC) (a)	5,000,000	5,000,000
New York State Local Government Assistance Corp. Revenue, Series C, 0.27%, 4/1/25, (LOC Landesbank Hessen-Thuringen) (a)	4,289,000	4,289,000
New York State Power Authority, Finance & Administration GO, 0.26%, 3/1/20, (Liquidity Facility Bank of Nova Scotia) (a)	23,500,000	23,500,000
New York State Urban Development Corp. Revenue, Series A5, 0.25%, 1/1/30, (LOC TD Banknorth N.A.) (a)	3,300,000	3,300,000
Onondaga County IDA Revenue, Series B, 0.26%, 7/1/37, (LOC JP Morgan Chase Bank) (a)	1,000,000	1,000,000
Port Authority of New York & New Jersey Special Obligation Revenue, 0.25%, 4/1/24, AMT, (SPA Landesbank Hessen-Thuringen) (a)	5,000,000	5,000,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

New York, continued
Ramapo Housing Authority Revenue, Series A, 0.31%, 12/15/38, AMT, (Credit Support FNMA, Liquidity Facility FNMA) (a)	500,000	500,000
Rockland County IDA Civic Facility Revenue, 0.25%, 12/1/32, (LOC Wachovia Bank N.A.) (a)	7,000,000	7,000,000
St. Lawrence County IDA Civic Facility Revenue, 0.45%, 5/1/25, (LOC Fleet National Bank) (a)	565,000	565,000
Suffolk County IDA Civic Facility Revenue, 0.29%, 11/1/14, (LOC Bank of America N.A.) (a)	6,965,000	6,965,000
Suffolk County IDA Civic Facility Revenue, 0.45%, 8/1/18, AMT, (LOC Chase Manhattan Bank) (a)	2,430,000	2,430,000
Suffolk County IDA Civic Facility Revenue, 0.25%, 6/1/37, (LOC JP Morgan Chase Bank) (a)	1,000,000	1,000,000
Syracuse New York IDA Civic Facility Revenue, Series A, 0.26%, 12/1/35, (LOC JP Morgan Chase Bank) (a)	1,000,000	1,000,000
Triborough Bridge & Tunnel Authority Revenue, Series B, 0.26%, 1/1/32, (LOC State Street B&T Co.) (a)	14,700,000	14,700,000
Triborough Bridge & Tunnel Authority Revenue, Sub-series CD, 0.30%, 1/1/19, (Credit Support AGM, SPA Lloyds TSB Bank plc) (a)	15,000,000	15,000,000
Troy IDA Civic Facility Revenue, Series B, 0.29%, 9/1/37, (LOC Bank of America N.A.) (a)	5,000,000	5,000,000
Troy IDA Civic Facility Revenue, Series D, 0.28%, 9/1/42, (LOC Northern Trust Co.) (a)	13,225,000	13,225,000
Ulster County IDA Civic Facility Revenue, Series A, 0.58%, 7/1/21, AMT, (LOC TD Banknorth N.A., ABN Amro Bank N.V.) (a)	1,000,000	1,000,000
Westchester County IDA Civic Facility Revenue, 0.28%, 11/1/24, (LOC Commerce Bank N.A.) (a)	2,210,000	2,210,000

		463,394,000

TOTAL VARIABLE RATE DEMAND NOTES (COST $463,394,000)		463,394,000

Tax-Free Notes And Commercial Paper—4.2%

New York – 4.2%
Long Island Power Authority, 0.31%, 6/10/10, (LOC JP Morgan Chase Bank)	10,200,000	10,200,000
New York City Municipal Water Authority, Series 5-A, 0.25%, 5/3/10, (LOC Landesbank Hessen-Thuringen, Bayerische Landesbank, Westdeustche Landesbank)	10,000,000	10,000,000

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	16

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited) (continued)

Tax-Free Notes And Commercial Paper, continued

	Principal Amount($)	Amortized Cost($)

New York, continued
New York State Power Authority, 0.20%, 5/13/10, (Credit Support JP Morgan Chase Bank, Bank of Nova Scotia, State Street B&T Co., BNP Paribas, Bank of New York)	3,300,000	3,300,000

		23,500,000

TOTAL TAX-FREE NOTES AND COMMERCIAL PAPER (COST $23,500,000)		23,500,000

Municipal Bonds—3.8%

New York – 2.4%
Monroe Tob Asset Securitization Corp. Tob Settlement Revenue, 6.38%, 6/1/19	1,000,000	1,015,221
Monroe Tob Asset Securitization Corp. Tob Settlement Revenue, 6.63%, 6/1/42	1,000,000	1,015,413
New York City Transitional Finance Authority Revenue, Series C, 5.50%, 11/1/24	1,000,000	1,010,000
New York State Urban Development Corp. Revenue, Series D, 5.25%, 1/1/30	10,000,000	10,333,606

		13,374,240

Puerto Rico – 1.4%
Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation, Series A, 5.50%, 10/1/32	8,000,000	8,255,307

TOTAL MUNICIPAL BONDS (COST $21,629,547)		21,629,547

Investment Companies—2.1%

BlackRock Liquidity New York Money Fund, Portfolio Institutional Shares, 0.21% (c)	11,699,777	11,699,777
JPMorgan New York Municipal Money Market Fund, 0.10% (c)	100,000	100,000
Northern Institutional Tax Exempt Portfolio, Shares Class, 0.01% (c)	5,980	5,980

TOTAL INVESTMENT COMPANIES (COST $11,805,757)		11,805,757

TOTAL INVESTMENTS (COST $520,329,304) — 92.6%		520,329,304

Percentages indicated are based on net assets of $561,894,499.

(a)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2010. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)

Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)	The rate represents the annualized one-day yield that was in effect on April 30, 2010.

AGM	— Assured Guaranty Municipal Corporation
AMT	— Interest on security is subject to federal alternative minimum tax
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GO	— General Obligation
IDA	— Industrial Development Agency
LOC	— Letter of Credit
plc	— Public Limited Company
SPA	— Standby Purchase Agreement
XLCA	— XL Capital Assurance

17	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR PRIME MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited)

Corporate Obligations—6.6%

	Principal Amount($)	Amortized Cost($)

Banking – 5.2%
Commonwealth Bank of Australia, 0.25%, 11/4/10 (b)	80,000,000	80,000,000
JPMorgan Chase Bank N.A., 0.26%, 4/21/11 (b)	78,000,000	78,000,000
Morgan Stanley, Series F, 2.35%, 5/14/10 (b)	25,000,000	25,018,895
National Australia Bank, 0.29%, 1/27/11 (b)	83,000,000	83,000,000
Royal Bank of Canada, 0.27%, 6/8/10 (b)	95,000,000	95,002,237
Westpac Banking Corp., 0.30%, 5/4/11 (b)	35,000,000	35,000,000
Westpac Banking Corp., 0.30%, 5/13/11 (b)	50,000,000	50,000,000

		446,021,132

Finance – 1.4%
Bank of America N.A., 0.28%, 8/10/10 (b)	100,000,000	100,000,000
General Electric Capital Corp., Series A, 0.79%, 2/1/11 (b)	24,000,000	24,077,315

		124,077,315

TOTAL CORPORATE OBLIGATIONS (COST $570,098,447)		570,098,447

Variable Rate Demand Notes—3.9%

Colorado – 1.0%
Colorado Housing & Finance Authority Multi-family Revenue, 0.34%, 5/1/25, AMT, (LOC U.S. Bank N.A.) (b)	13,250,000	13,250,000
Denver Colorado City & County Airport Revenue, Series B, 0.32%, 11/15/25, AMT, (LOC Wachovia Bank N.A.) (b)	75,700,000	75,700,000

		88,950,000

Connecticut – 0.2%
Connecticut State Health & Educational Facilities Authority Revenue, Series L2, 0.28%, 7/1/36, (LOC Bank of America N.A.) (b)	17,030,000	17,030,000

Georgia – 0.2%
Atlanta Georgia Water & Waste Water Revenue, 0.30%, 11/1/41, (LOC Wachovia Bank N.A.) (b)	10,000,000	10,000,000
Savannah Georgia Economic Development Authority Revenue, 0.40%, 9/1/24, (LOC Bank of America N.A.) (b)	2,000,000	2,000,000

		12,000,000

Idaho – 0.2%
Power County Industrial Development Corp. Exempt Facilities Revenue, 0.37%, 4/1/14, AMT, (LOC Wachovia Bank N.A.) (b)	20,000,000	20,000,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

Illinois – 0.4%
Illinois Development Finance Authority Revenue, 0.28%, 12/1/28, (LOC Northern Trust Co.) (b)	3,300,000	3,300,000
Illinois Development Finance Authority Solid Waste Disposal Revenue, 0.35%, 9/1/27, AMT, (LOC Wachovia Bank N.A.) (b)	24,900,000	24,900,000
Illinois Educational Facilities Authority Revenue, 0.32%, 3/1/28, (Credit Support GO of Institution, LOC Bank of America N.A.) (b)	2,000,000	2,000,000

		30,200,000

Indiana – 0.4%
Indiana State Finance Authority Revenue, Series A, 0.27%, 7/1/36, (LOC Northern Trust Co.) (b)	2,000,000	2,000,000
Indianapolis Local Public Improvement Bond Bank Revenue, Series C-3, 0.45%, 1/1/33, AMT, (Credit Support AGM, SPA Dexia Credit Local) (b)	35,000,000	35,000,000

		37,000,000

Maine – 0.3%
Old Town Solid Waste Disposal Revenue, 0.37%, 12/1/24, AMT, (LOC Bank of America N.A.) (b)	22,260,000	22,260,000

Minnesota – 0.1%
Bloomington Minnesota Housing Revenue, 0.27%, 7/1/38, (LOC Freddie Mac) (b)	2,000,000	2,000,000
Oakdale Minnesota Multi-family Revenue, 0.31%, 6/1/45, AMT, (LOC Freddie Mac) (b)	2,000,000	2,000,000
Robbinsdale Minnesota Revenue, Series A-1, 0.27%, 5/1/33, (LOC Wells Fargo Bank N.A.) (b)	2,000,000	2,000,000

		6,000,000

Nebraska – 0.0%
Lancaster County Nebraska Hospital Authority No. 1 Hospital Revenue, Series B-2, 0.27%, 6/1/31, (LOC U.S. Bank N.A.) (b)	2,000,000	2,000,000

New York – 0.5%
New York State Dormitory Authority Revenue, Non State Supported Debt, Series B, 0.26%, 7/1/39, (LOC TD Bank N.A.) (b)	19,000,000	19,000,000
New York State Energy Research & Development Authority Facilities Revenue, Sub-series A-3, 0.28%, 5/1/39, (LOC Wachovia Bank N.A.) (b)	15,500,000	15,500,000
Syracuse IDA Civic Facility Revenue, Series A, 0.32%, 1/1/23, (LOC Bank of America N.A.) (b)	9,905,000	9,905,000

		44,405,000

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	18

HSBC INVESTOR PRIME MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited) (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

Ohio – 0.0%
Lorain County Ohio Hospital Revenue, 0.30%, 5/1/26, (LOC JP Morgan Chase Bank) (b)	2,000,000	2,000,000

South Carolina – 0.2%
North Charleston South Carolina Certificates of Participation, 0.32%, 9/1/19, (LOC Bank of America N.A.) (b)	3,000,000	3,000,000
South Carolina State Housing Finance & Development Authority Multi-family Rental Housing Improvement Revenue, 0.37%, 7/15/39, AMT, (LOC Wachovia Bank N.A.) (b)	17,250,000	17,250,000

		20,250,000

Texas – 0.4%
Austin Hotel Occupancy Tax Revenue, Sub-series B, 0.32%, 11/15/29, (LOC Dexia Credit Local) (b)	10,480,000	10,480,000
Montgomery County Housing Finance Corp. Multi-family Housing Revenue, 0.35%, 2/1/38, AMT, (LOC Citibank N.A.) (b)	14,685,000	14,685,000
Texas State Department of Housing & Community Affairs Multi-family Housing Revenue, 0.35%, 12/1/39, AMT, (LOC Citibank N.A.) (b)	7,200,000	7,200,000

		32,365,000

TOTAL VARIABLE RATE DEMAND NOTES (COST $334,460,000)		334,460,000

U.S. Government and Government Agency Obligations—4.5%

Federal Home Loan Bank – 2.6%
0.65%, 5/11/10, Series 1	110,000,000	110,004,641
0.55%, 8/5/10	50,000,000	49,992,425
0.50%, 12/28/10	60,000,000	60,000,000

		219,997,066

Federal Home Loan Mortgage Corp. – 0.2%
2.38%, 5/28/10, Series 1	14,809,000	14,828,652

Federal National Mortgage Association – 1.7%
3.00%, 7/12/10	50,000,000	50,240,784
0.24%, 9/27/10 (c)	100,000,000	99,900,667

		150,141,451

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (COST $384,967,169)		384,967,169

U.S. Treasury Obligations—3.5%

	Principal Amount($)	Amortized Cost($)

U.S. Treasury Bills – 3.5%
0.36%, 6/10/10 (c)	50,000,000	49,980,306
0.35%, 6/17/10 (c)	150,000,000	149,931,328
0.40%, 7/15/10 (c)	100,000,000	99,917,552

		299,829,186

TOTAL U.S. TREASURY OBLIGATIONS (COST $299,829,186)		299,829,186

Commercial Paper And Notes—30.9%

Banking – 18.1%
ANZ National International Ltd., 0.71%, 9/22/10 (a)(c)	50,000,000	49,860,000
Banco Bilbao Vizcaya London, 0.29%, 7/6/10 (a)(c)	110,000,000	109,941,516
Banque et Caisse d’Epargne de l’Etat, 0.22%, 5/11/10 (c)	85,000,000	84,994,806
Banque et Caisse d’Epargne de l’Etat, 0.20%, 5/28/10 (c)	50,000,000	49,992,500
Banque et Caisse d’Epargne de l’Etat, 0.23%, 6/14/10 (c)	50,000,000	49,985,944
BNZ International Funding Ltd., 0.26%, 7/1/10, (LOC Bank of New Zealand) (a)(c)	60,000,000	59,973,567
DnB NOR Bank ASA, 0.24%, 6/28/10 (a)(c)	90,000,000	89,965,200
Groupe BPCE, 0.39%, 7/19/10 (c)	70,000,000	69,940,092
Groupe BPCE, 0.37%, 8/4/10 (a)(c)	100,000,000	99,902,362
Intesa Funding LLC, 0.19%, 5/6/10 (c)	105,000,000	104,997,229
KfW, 0.18%, 6/4/10, (LOC Republic of Germany) (a)(c)	100,000,000	99,983,000
Lloyds TSB Bank plc, N.Y., 0.20%, 5/3/10 (c)	120,000,000	119,998,667
National Bank of Canada, N.Y., 0.30%, 7/16/10 (c)	75,000,000	74,952,500
NRW Bank, 0.19%, 5/28/10 (a)(c)	97,000,000	96,986,177
NRW Bank, 0.29%, 8/9/10 (c)	100,000,000	99,919,445
Societe Generale N.A., 0.30%, 9/1/10, (LOC Societe Generale) (c)	100,000,000	99,899,209
Sumitomo Mitsui Banking Corp., 0.22%, 5/28/10 (c)	100,000,000	99,983,500
Sumitomo Mitsui Banking Corp., 0.31%, 7/6/10 (c)	100,000,000	99,943,167

		1,561,299,436

Diversified – 2.4%
Total Capital Canada Ltd., 0.19%, 5/7/10, (LOC Total SA) (c)	125,000,000	124,996,042
Total Capital Canada Ltd., 0.19%, 6/4/10, (LOC Total SA) (c)	85,000,000	84,984,747

		209,980,789

Finance – 10.4%
Chariot Funding LLC, 0.25%, 6/25/10, (LOC JP Morgan Chase Bank) (a)(c)	50,000,000	49,980,903
Gemini Securitization Corp. LLC, 0.24%, 6/1/10, (LOC Deustche Bank AG, N.Y.) (a)(c)	100,000,000	99,979,334

19	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR PRIME MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited) (continued)

Commercial Paper And Notes, continued

	Principal Amount($)	Amortized Cost($)

Finance, continued
ING (US) Funding LLC, 0.20%, 5/26/10, (LOC ING Bank NV) (c)	100,000,000	99,986,111
ING (US) Funding LLC, 0.20%, 6/3/10, (LOC ING Bank NV) (c)	100,000,000	99,981,667
Nestle Capital Corp., 0.27%, 9/7/10, (LOC Nestle SA) (a)(c)	100,000,000	99,903,250
Rabobank USA Financial Corp., 0.29%, 6/15/10 (c)	84,000,000	83,970,075
Santander Central Hispano Finance, 0.69%, 6/3/10 (c)	75,000,000	74,952,563
Sheffield Receivables Corp., 0.23%, 5/27/10, (LOC Barclays Bank plc, N.Y.) (c)	50,000,000	49,991,695
Sheffield Receivables Corp., 0.24%, 6/7/10 (c)	40,000,000	39,990,133
Sheffield Receivables Corp., 0.25%, 6/21/10 (c)	60,000,000	59,978,750
Societe de Prise Participation de I’Etat, 0.19%, 5/10/10, (LOC Republic of France) (c)	100,000,000	99,995,375
Thames Asset Global Securitization No. 1, Inc., 0.23%, 5/17/10 (c)	35,051,000	35,047,417

		893,676,718

TOTAL COMMERCIAL PAPER AND NOTES (COST $2,664,956,943)		2,664,956,943

Certificates of Deposit—32.2%

Banking – 32.2%
Abbey National N.A. LLC, 1.05%, 5/24/10	115,000,000	115,060,811
Australia & New Zealand Banking Group, N.Y., 0.25%, 12/9/10 (b)	34,000,000	34,000,000
Banco Bilbao Vizcaya Argentaria SA, 0.43%, 6/30/10	81,000,000	81,000,000
Bank of Montreal, 0.20%, 6/8/10	200,000,000	200,000,000
Bank of Nova Scotia, 0.30%, 7/28/10	90,000,000	90,000,000
Bank of Nova Scotia Houston, 0.27%, 11/23/10 (b)	80,000,000	80,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y., 0.30%, 7/6/10	80,000,000	80,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y., 0.32%, 8/31/10	65,000,000	65,000,000
Calyon N.A., Inc., 0.92%, 8/26/10	86,000,000	86,000,000
Commerzbank AG, N.Y., 0.24%, 5/28/10	75,000,000	75,000,000
Commonwealth Bank of Australia, N.Y., 0.18%, 5/10/10	120,000,000	120,000,000
Credit Agricole CIB, N.Y., 0.20%, 6/4/10	115,000,000	115,000,000
Credit Industriel et Commercial, N.Y., 0.32%, 5/27/10	160,000,000	160,000,000
Credit Suisse, N.Y., 0.65%, 10/25/10	80,000,000	80,089,715
Deutsche Bank, N.Y., 0.30%, 7/22/10	75,000,000	75,000,000
DnB NOR Bank ASA, N.Y., 0.28%, 8/4/10	100,000,000	100,000,000
Fortis Bank, N.Y., 0.24%, 5/21/10	75,000,000	75,000,000
Fortis Bank, N.Y., 0.23%, 5/27/10	100,000,000	100,000,000
Intesa Sanpaolo SPA, 0.80%, 8/24/10	86,000,000	86,000,000

Certificates of Deposit, continued

	Principal Amount($)	Amortized Cost($)

Banking, continued
National Bank of Canada, N.Y., 0.30%, 7/27/10	90,000,000	90,000,000
Nordea Bank Finland, N.Y., 0.18%, 8/5/10	115,000,000	115,000,000
Nordea Bank Finland, N.Y., 0.76%, 8/25/10	86,000,000	86,000,000
Norinchukin Bank, N.Y., 0.29%, 6/4/10	85,000,000	85,000,000
Royal Bank of Canada, N.Y., 0.25%, 12/2/10 (b)	70,000,000	70,000,000
Royal Bank of Canada, N.Y., 0.25%, 12/14/10 (b)	25,000,000	25,000,000
Royal Bank of Scotland plc, 0.19%, 5/13/10	50,000,000	50,000,000
Royal Bank of Scotland plc, 0.20%, 5/25/10	100,000,000	100,000,000
Svenska Handelsbanken, N.Y., 0.18%, 5/3/10	100,000,000	100,000,000
Svenska Handelsbanken, N.Y., 0.20%, 6/1/10	60,000,000	60,000,000
Toronto Dominion Bank, 0.21%, 5/25/10	90,000,000	90,000,000
Toronto Dominion Bank, 0.25%, 12/9/10 (b)	85,000,000	85,000,000

		2,773,150,526

TOTAL CERTIFICATES OF DEPOSIT (COST $2,773,150,526)		2,773,150,526

Municipal Bonds—1.9%

California – 0.3%
California Infrastructure & Economic Development Bank Revenue, Series A, 0.27%, 4/1/42, (LOC Bank of America N.A.) (b)	30,000,000	30,000,000

Georgia – 0.4%
Gwinnett County Georgia Hospital Authority Revenue, Series A, 0.30%, 7/1/34, (LOC Wachovia Bank N.A.) (b)	34,025,000	34,025,000

Louisiana – 0.1%
Louisiana Housing Finance Agency Revenue, 0.27%, 9/15/40, (LOC Fannie Mae) (b)	11,000,000	11,000,000

Minnesota – 0.2%
Minneapolis Health Care System Revenue, Series C, 0.26%, 11/15/47, (LOC Wells Fargo Bank N.A.) (b)	18,000,000	18,000,000

Texas – 0.5%
San Antonio Empowerment Zone Development Corp. Contract Revenue, 0.25%, 10/1/35, AMT, (LOC U.S. Bank N.A.) (b)	20,900,000	20,900,000
San Antonio Empowerment Zone Development Corp. Contract Revenue, 0.25%, 10/1/37, AMT, (LOC U.S. Bank N.A.) (b)	18,000,000	18,000,000

		38,900,000

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	20

HSBC INVESTOR PRIME MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited) (continued)

Municipal Bonds, continued

	Principal Amount($)	Amortized Cost($)

Wisconsin – 0.4%
Wisconsin Health & Educational Facilities Authority Revenue, 0.30%, 6/1/35, (LOC Wells Fargo Bank N.A.) (b)	34,330,000	34,330,000

TOTAL MUNICIPAL BONDS (COST $166,255,000)		166,255,000

Repurchase Agreements—5.4%

Goldman Sachs, purchased on 4/30/10, 0.20%, due on 5/3/10 with a maturity value of $460,007,667, collateralized by various Corporate Obligations, 0.00%-3.25%, 7/30/10-12/28/12, fair value $469,200,001	460,000,000	460,000,000

TOTAL REPURCHASE AGREEMENTS (COST $460,000,000)		460,000,000

Time Deposits—11.1%

Credit Agricole Indo Cayman Islands, 0.21%, 5/3/10	225,000,000	225,000,000
Deutsche Bank Time Deposit, 0.20%, 5/3/10	250,000,000	250,000,000
Natixis Time Deposit, 0.21%, 5/3/10	200,000,000	200,000,000
Northern Trust Premium Offshore Time Deposit, 0.08%, (b)	250,975	250,975
Societe Generale Cayman Time Deposit, 0.22%, 5/3/10	281,000,000	281,000,000

TOTAL TIME DEPOSITS (COST $956,250,975)		956,250,975

TOTAL INVESTMENTS (COST $8,609,968,246) — 100.0%		8,609,968,246

Percentages indicated are based on net assets of $8,613,422,693.

(a)

Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(b)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2010. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(c)	Discount note. Rate presented represents the effective yield at time of purchase.

AGM	— Assured Guaranty Municipal Corporation
AMT	— Interest on security is subject to federal alternative minimum tax
GO	— General Obligation
IDA	— Industrial Development Agency
LLC	— Limited Liability Company
LOC	— Letter of Credit
plc	— Public Limited Company
SPA	— Standby Purchase Agreement

21	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited)

Variable Rate Demand Notes—13.8%

	Principal Amount($)	Amortized Cost($)

Arizona—0.6%
Apache County Arizona Industrial Development Authority Revenue, Series 83A, 0.35%, 12/15/18, (LOC ABN AMRO Bank N.V.) (a)	600,000	600,000

California – 2.4%
Perris California Unified High School District Certificates of Participation, 0.45%, 9/1/18, (Credit Support AGM, SPA Dexia Credit Local) (a)	1,735,000	1,735,000
Perris California Union High School District Certificates of Participation, 0.45%, 9/1/33, (Credit Support AGM, SPA Dexia Credit Local) (a)	600,000	600,000

		2,335,000

Georgia – 2.3%
Roswell Georgia Housing Authority Multi-family Revenue, 0.31%, 6/15/25, (Credit Support FNMA) (a)	1,400,000	1,400,000
Savannah Georgia Economic Development Authority Revenue, 0.40%, 9/1/24, (LOC Bank of America N.A.) (a)	900,000	900,000

		2,300,000

Illinois – 2.0%
Chicago Illinois O’Hare International Airport Revenue, Series C, 0.30%, 1/1/18, (LOC Societe Generale) (a)	1,000,000	1,000,000
Illinois Development Finance Authority Revenue, 0.28%, 12/1/28, (LOC Northern Trust Co.) (a)	1,000,000	1,000,000

		2,000,000

Indiana – 1.0%
Indiana State Finance Authority Revenue, Series A, 0.27%, 7/1/36, (LOC Northern Trust Co.) (a)	1,000,000	1,000,000

Nebraska – 1.4%
Lancaster County Nebraska Hospital Authority No. 1 Hospital Revenue, Series B-2, 0.27%, 6/1/31, (LOC U.S. Bank N.A.) (a)	400,000	400,000
Saline County Nebraska Hospital Authority No. 1 Hospital Revenue, Series C, 0.27%, 6/1/31, (LOC U.S. Bank N.A.) (a)	990,000	990,000

		1,390,000

New Mexico – 0.5%
Farmington New Mexico Hospital Revenue, 0.30%, 6/1/28, (LOC Bank of Nova Scotia) (a)	500,000	500,000

Pennsylvania – 1.5%
Beaver County Pennsylvania Industrial Development Authority Pollution Control Revenue, Series A, 0.29%, 1/1/35, (LOC Barclays Bank plc) (a)	1,500,000	1,500,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

Washington – 2.1%
Washington State Health Care Facilities Authority Revenue, 0.34%, 11/15/26, (LOC Citibank N.A.) (a)(b)	2,000,000	2,000,000

TOTAL VARIABLE RATE DEMAND NOTES (COST $13,625,000)		13,625,000

Commercial Paper And Notes—18.8%

Colorado – 1.0%
Denver Colorado City and County, 0.30%, 6/9/10, (LOC Bayerische Landesbank Girozentrale, Westlander Bank, State Street Corp.)	1,000,000	1,000,000

Connecticut – 2.0%
City of New Haven Connecticut, 0.25%, 6/2/10, (LOC Landesbank Hessen- Thuringen)	2,000,000	2,000,000

Florida – 1.1%
Florida Local Government Finance Commission, 0.25%, 6/1/10, (LOC First Union National Bank)	1,075,000	1,075,000

Indiana – 3.1%
City of Whiting Indiana, Series 2009, 0.20%, 6/10/10, (LOC BP plc)	3,000,000	3,000,000

Massachusetts – 2.0%
Massachusetts Water Resources Authority, Series 94, 0.38%, 5/3/10, (LOC Bayerische Landesbank)	2,000,000	2,000,000

Texas – 5.1%
Harris County Texas, Series F, 0.30%, 5/6/10, (LOC Helaba)	2,000,000	2,000,000
Houston Texas, Series A, 0.28%, 7/7/10, (LOC Bank of New York)	3,000,000	3,000,000

		5,000,000

Washington – 3.0%
Port Bellingham Washington IDR,, 0.20%, 6/1/10, (LOC BP plc)	3,000,000	3,000,000

Wyoming – 1.5%
Sweetwater County Wyoming Pollution Cotrol Revenue, 0.25%, 6/2/10, (LOC Barclays Bank plc)	1,500,000	1,500,000

TOTAL COMMERCIAL PAPER AND NOTES (COST $18,575,000)		18,575,000

Municipal Bonds—53.8%

Alabama – 1.0%
Mobile Alabama Industrial Development Board Dock & Wharf Revenue, Series A, 0.30%, 6/1/32, (LOC Bayerische Landesbank) (a)	1,000,000	1,000,000

California – 0.5%
Hesperia California Unified School District Certificates of Participation, 0.45%, 2/1/38, (Credit Support AGM, SPA Dexia Credit Bank) (a)	500,000	500,000

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	22

HSBC INVESTOR TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited) (continued)

Municipal Bonds, continued

	Principal Amount($)	Amortized Cost($)

Colorado – 0.7%
Broomfield Colorado Urban Renewal Authority Tax Increment Revenue, 0.30%, 12/1/30, (LOC BNP Paribas) (a)	650,000	650,000

Florida – 2.0%
Florida Housing Finance Corp. Multi-family Mortgage Revenue, Series P, 0.35%, 8/1/35, AMT, (LOC Citibank N.A.) (a)	1,100,000	1,100,000
Lee County Florida Airport Revenue, Series B, 5.75%, 10/1/33, (Credit Support AGM)	800,000	826,037

		1,926,037

Illinois – 1.5%
Illinois Educational Facilities Authority Revenue, Series A, 0.33%, 6/1/29, (LOC JP Morgan Chase Bank) (a)	1,500,000	1,500,000

Indiana – 1.3%
Purdue University Indiana Student Revenue, Series Q, 5.75%, 7/1/16	275,000	277,521
Valparaiso Indiana Economic Development Revenue, 0.45%, 5/1/19, AMT, (LOC U.S. Bank N.A.) (a)	1,005,000	1,005,000

		1,282,521

Kansas – 1.0%
Newton Kansas Economic Development Revenue, Series A, 0.40%, 10/1/22, (LOC Bank of America N.A.) (a)	1,000,000	1,000,000

Kentucky – 0.5%
Trimble County Kentucky Association of Counties Leasing Trust Lease Program Revenue, Series A, 0.25%, 12/1/38, (LOC U.S. Bank N.A.) (a)	500,000	500,000

Louisiana – 1.0%
Louisiana Public Facilities Authority Revenue, Series B-1, 0.28%, 7/1/47, (LOC Bank of New York) (a)	1,000,000	1,000,000

Maine – 1.2%
Gorham Maine Revenue Obligation Securities, Series A, 0.45%, 7/1/21, AMT, (LOC TD Banknorth N.A.) (a)	1,140,000	1,140,000

Massachusetts – 2.1%
Massachusetts Bay Transportation Authority Mass Sales Tax Revenue, Series A, 5.75%, 7/1/17	400,000	403,700
Massachusetts State GO, Series C, 5.75%, 10/1/11	250,000	255,613
Massachusetts State GO, Series A, 5.25%, 1/1/19	415,000	428,674
Massachusetts State Industrial Finance Agency Mortgage Revenue, 0.28%, 8/1/26, (Credit Support FHA 221 (d) (4), LOC Sumitomo Bank Ltd.) (a)	1,000,000	1,000,000

		2,087,987

Municipal Bonds, continued

	Principal Amount($)	Amortized Cost($)

Michigan – 1.2%
Pennfield Michigan School District Buildings GO, 5.25%, 5/1/25, (Credit Support Q-SBLF)	1,200,000	1,200,000

Minnesota – 2.8%
Minnesota State GO, 5.50%, 6/1/18	350,000	351,532
Minnesota State GO, 5.00%, 11/1/20, AGM, prerefunded 11/1/10 @ 100	675,000	690,802
St. Paul Minnesota Port Authority Tax Increment Revenue, 0.26%, 2/1/15, (LOC U.S. Bank N.A.) (a)	1,690,000	1,690,000

		2,732,334

Missouri – 4.3%
Kansas City Missouri Industrial Development Authority Multi-family Housing Revenue, Series II-B, 0.36%, 9/1/39, AMT, (LOC Valley View State Bank, FHLB) (a)	735,000	735,000
Missouri State Health & Educational Facilities Authority Educational Facilities Revenue, 0.29%, 10/1/33, (LOC Bank of America N.A.) (a)	500,000	500,000
St Louis County Missouri Industrial Development Authority Educational Facilities Revenue, 0.40%, 1/1/28, (LOC Federal Home Loan Bank, Midland States Bank) (a)	3,000,000	3,000,000

		4,235,000

New Jersey – 10.3%
New Jersey State, 6.00%, 5/1/13	3,800,000	3,800,000
New Jersey State Transportation Trust Fund Authority Revenue, Series D, 0.32%, 6/15/32, (LOC Sumitomo Mitisui Banking Corp.) (a)	3,000,000	3,000,000
New Jersey State Turnpike Authority Revenue, Series D, 0.26%, 1/1/24, (LOC Scotiabank) (a)	3,000,000	3,000,000
New Jersey State Turnpike Authority Turnpike Revenue, Series D, 0.35%, 1/1/18, (Credit Support National Reinsurance FGIC, LOC Societe Generale) (a)	300,000	300,000

		10,100,000

New Mexico – 2.1%
New Mexico Educational Assistance Foundation Revenue, Series A-1, 0.33%, 4/1/34, AMT, (Credit Support Guaranteed Student Loans, LOC Royal Bank of Canada) (a)	2,000,000	2,000,000

North Carolina – 1.5%
Lower Cape Fear North Carolina Water & Sewer Authority Special Facility Revenue, 0.28%, 12/1/34, (LOC JP Morgan Chase Bank) (a)	1,500,000	1,500,000

Ohio – 4.8%
Hamilton County Ohio Health Care Revenue, Series B, 0.30%, 1/1/37, (LOC PNC Bank N.A.) (a)	500,000	500,000

23	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited) (continued)

Municipal Bonds, continued

	Principal Amount($)	Amortized Cost($)

Ohio, continued
Ohio State Air Quality Development Authority Revenue, Series A, 0.28%, 2/1/26, (LOC Bank of Nova Scotia) (a)	1,250,000	1,250,000
Ohio State Air Quality Development Authority Revenue, Series C, 0.29%, 2/1/26, (LOC Bank of Tokyo- Mitsubishi UFJ Ltd.) (a)	3,000,000	3,000,000

		4,750,000

Pennsylvania – 5.1%
Haverford Township Pennsylvania School District GO, 0.30%, 3/1/30, (Credit Support State Aid Withholding, LOC TD Bank N.A.) (a)	1,000,000	1,000,000
Jackson Township Pennsylvania Industrial Development Authority Revenue, 0.35%, 12/1/34, AMT, (LOC PNC Bank N.A.) (a)	3,000,000	3,000,000
Philadelphia Pennsylvania School District GO, Series B-5, 0.40%, 9/1/30, (Credit Support State Aid Withholding, LOC Wachovia Bank N.A.) (a)	1,030,000	1,030,000

		5,030,000

Puerto Rico – 2.6%
Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation, Series A, 5.50%, 10/1/32	2,500,000	2,579,984

Tennessee – 0.3%
Memphis Tennessee GO, 5.00%, 11/1/11	250,000	258,406

Texas – 2.0%
Mission Texas Economic Development Corp. Solid Waste Disposal Revenue, 0.33%, 4/1/22, (LOC Bank of America N.A.) (a)	1,000,000	1,000,000
Tarrant County Texas Housing Finance Corp. Revenue, 0.33%, 2/15/28, (Credit Support FNMA) (a)	1,000,000	1,000,000

		2,000,000

Vermont – 1.0%
Vermont Educational & Health Buildings Financing Agency Revenue, Series A, 0.29%, 10/1/32, (LOC TD Banknorth N.A.) (a)	1,000,000	1,000,000

West Virginia – 2.0%
West Virginia Economic Development Authority Pollution Control Revenue, Series B, 0.25%, 7/1/14, (LOC Royal Bank of Scotland) (a)	2,000,000	2,000,000

Wyoming – 1.0%
Sweetwater County Wyoming Pollution Control Revenue, Series A, 0.28%, 7/1/15, (LOC Barclays Bank PLC) (a)	1,000,000	1,000,000

TOTAL MUNICIPAL BONDS (COST $52,972,269)		52,972,269

Investment Companies—3.3%

	Shares	Amortized Cost($)

BlackRock Liquidity Funds MuniFund Portfolio, Institutional Shares, 0.16% (c)	3,179,439	3,179,439
Northern Institutional Tax Exempt Portfolio, Shares Class, 0.01% (c)	33,208	33,208

TOTAL INVESTMENT COMPANIES (COST $3,212,647)		3,212,647

TOTAL INVESTMENTS (COST $88,384,916) — 89.7%		88,384,916

Percentages indicated are based on net assets of $98,484,577.

(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates.

The rates presented represent the rates in effect on April 30, 2010. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)

Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)	The rate represents the annualized one-day yield that was in effect on April 30, 2010.

AGM	—	Assured Guaranty Municipal Corporation
AMT	—	Interest on security is subject to federal alternative minimum tax
FGIC	—	Financial Guaranty Insurance Company
FHA	—	Federal Housing Administration
FHLB	—	Federal Home Loan Bank
FNMA	—	Federal National Mortgage Association
GO	—	General Obligation
IDR	—	Industrial Development Revenue
LOC	—	Letter of Credit
plc	—	Public Limited Company
SPA	—	Standby Purchase Agreement

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	24

HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited)

U.S. Government and Government Agency Obligations—37.3%

	Principal Amount($)	Amortized Cost($)

Federal Farm Credit Bank – 5.3%
0.17%, 5/11/10 (a)	100,000,000	100,000,485
0.18%, 6/23/10, Series 1 (a)	40,000,000	39,997,068
5.25%, 6/24/10	36,725,000	36,982,197
2.25%, 7/1/10	3,000,000	3,010,412
0.57%, 7/23/10 (a)	50,000,000	50,032,215
0.48%, 8/19/10 (b)	65,000,000	64,904,667
0.22%, 9/3/10, Series 1 (a)	100,000,000	100,000,000
5.25%, 9/13/10	16,340,000	16,634,692
0.39%, 12/1/10	100,000,000	100,000,000
0.21%, 12/7/10 (a)	50,000,000	50,000,000
0.26%, 4/20/11, Series 1 (a)	40,000,000	40,000,000

		601,561,736

Federal Home Loan Bank – 16.1%
4.88%, 5/14/10	9,080,000	9,095,548
0.55%, 6/4/10	86,205,000	86,203,394
0.52%, 7/7/10 (b)	35,000,000	34,966,779
0.55%, 8/5/10	100,000,000	99,985,008
0.22%, 8/25/10 (b)	88,200,000	88,138,897
0.42%, 9/21/10	85,000,000	84,989,783
0.77%, 9/29/10	48,000,000	48,064,273
0.50%, 10/25/10	100,000,000	100,031,426
0.45%, 10/28/10	50,000,000	50,026,294
0.27%, 10/29/10, Series 1	252,000,000	251,953,553
0.50%, 10/29/10	40,000,000	40,008,735
0.50%, 10/29/10	100,000,000	100,031,478
0.50%, 11/3/10	100,000,000	100,000,000
0.50%, 11/24/10	100,000,000	100,000,000
0.22%, 12/3/10, Series 1 (a)	150,000,000	149,963,852
0.50%, 12/28/10	33,020,000	33,020,000
0.41%, 12/29/10	100,000,000	100,000,000
0.40%, 1/4/11	50,000,000	50,004,757
0.18%, 1/14/11 (a)	200,000,000	200,000,000
0.25%, 5/6/11, Series 1 (a)	100,000,000	99,960,000

		1,826,443,777

Federal Home Loan Mortgage Corp. – 7.4%
0.51%, 7/6/10 (b)	50,000,000	49,953,250
0.21%, 8/16/10 (b)	66,098,000	66,056,744
1.33%, 8/18/10	12,600,000	12,637,373
0.22%, 8/30/10 (b)	198,000,000	197,856,918
0.23%, 9/7/10 (b)	50,000,000	49,958,792
0.22%, 9/10/10 (a)	30,000,000	30,008,458
1.45%, 9/10/10	77,425,000	77,730,386
0.24%, 9/14/10 (b)	50,000,000	49,954,667
0.24%, 9/23/10 (b)	134,200,000	134,070,273
0.27%, 9/30/10 (b)	100,000,000	99,886,000
0.27%, 10/18/10 (b)	50,000,000	49,936,250
3.13%, 10/25/10	33,305,000	33,742,850

		851,791,961

U.S. Government and Government Agency Obligations, continued

	Principal Amount($)	Amortized Cost($)

Federal National Mortgage Association – 8.5%
4.13%, 5/15/10	39,500,000	39,552,550
0.19%, 5/25/10 (b)	100,000,000	99,987,333
0.52%, 7/19/10 (b)	100,000,000	99,885,889
0.21%, 8/2/10 (b)	100,000,000	99,945,750
0.22%, 8/18/10 (b)	150,000,000	149,901,597
0.24%, 9/20/10 (b)	50,000,000	49,952,667
0.26%, 10/1/10 (b)	100,000,000	99,889,500
2.88%, 10/12/10	25,000,000	25,276,366
0.27%, 10/13/10 (b)	100,000,000	99,876,250
0.30%, 10/25/10 (b)	200,000,000	199,705,000

		963,972,902

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (COST $4,243,770,376)		4,243,770,376

U.S. Treasury Obligations—0.4%

U.S. Treasury Bills – 0.4%
0.40%, 7/15/10, (b)	50,000,000	49,958,906

TOTAL U.S. TREASURY OBLIGATIONS (COST $49,958,906)		49,958,906

Repurchase Agreements—63.2%

Bank of America Corp., purchased on 4/30/10, 0.20%, due on 5/3/10 with with a maturity value of $500,008,333, collateralized by various U.S. Government and Government Agency Obligations, 4.00%-6.50%, 2/1/24-5/1/40, fair value $510,000,223	500,000,000	500,000,000
Barclays Capital Group, purchased on 4/26/10, 0.19%, due on 5/3/10 with a maturity value of $250,009,236, collateralized by various Corporate Obligations, 0.00%-3.25%, 6/9/10-12/28/12, fair value $255,000,001	250,000,000	250,000,000
Barclays Capital Group, purchased on 4/30/10, 0.20%, due on 5/3/10 with a maturity value of $750,012,500, collateralized by various Corporate Obligations, 0.00%-3.25%, 12/2/10-12/28/12, fair value $765,000,001	750,000,000	750,000,000
BNP Paribas, purchased on 4/15/10, 0.19%, due on 5/17/10 with a maturity value of $250,042,750, collateralized by various U.S. Government and Government Agency Obligations, 2.38%-8.00%, 9/1/10-5/1/40, fair value $255,000,000	250,000,000	250,000,000
BNP Paribas, purchased on 4/30/10, 0.20%, due on 5/3/10 with a maturity value of $750,012,500, collateralized by various U.S. Government and Government Agency Obligations, 1.86%-6.75%, 1/1/16-3/1/48, fair value $765,000,000	750,000,000	750,000,000

25	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited) (continued)

Repurchase Agreements, continued

	Principal Amount($)	Amortized Cost($)

Deutsche Bank, purchased on 4/30/10, 0.18%, due on 5/3/10 with a maturity value of $200,003,000, collateralized by various U.S. Treasury Obligations, DN, 2/15/23-2/15/36, fair value $204,000,000	200,000,000	200,000,000
Deutsche Bank, purchased on 4/30/10, 0.20%, due on 5/3/10 with a maturity value of $800,013,333, collateralized by various U.S. Government and Government Agency Obligations, 3.50%-16.00%, 5/1/10-4/1/40, fair value $816,000,000	800,000,000	800,000,000
Goldman Sachs, purchased on 4/30/10, 0.18%, due on 5/3/10 with a maturity value of $400,006,000, collateralized by various U.S. Government and Government Agency Obligations, 0.00%-6.25%, 5/12/10-7/15/32, fair value $408,000,105	400,000,000	400,000,000
Goldman Sachs, purchased on 4/30/10, 0.20%, due on 5/3/10 with a maturity value of $615,010,250, collateralized by various Corporate Obligations, 1.25%-2.38%, 3/30/11-6/22/12, fair value $627,300,001	615,000,000	615,000,000
Greenwich Capital Markets, Inc., purchased on 4/22/10, 0.21%, due on 5/6/10 with a maturity value of $250,020,417, collateralized by U.S. Government Mortgage Obligations, 2.65%-6.33%, 8/1/29-5/1/40, fair value $255,002,279	250,000,000	250,000,000
Greenwich Capital Markets, Inc., purchased on 4/30/10, 0.20%, due on 5/3/10 with a maturity value of $500,008,333, collateralized by U.S. Treasury Obligation, 1.00%, 7/31/11, fair value $510,001,298	500,000,000	500,000,000
Morgan Stanley, purchased on 4/30/10, 0.17%, due on 5/3/10 with a maturity value of $250,003,819, collateralized by various U.S. Government and Government Agency Obligations, 2.14%-7.50%, 8/1/17-4/1/40, fair value $255,001,534	250,000,000	250,000,000
Morgan Stanley, purchased on 4/30/10, 0.19%, due on 5/3/10 with a maturity value of $500,007,639, collateralized by various U.S. Government and Government Agency Obligations, 2.14%-7.50%, 8/1/17-4/1/40, fair value $510,003,068	500,000,000	500,000,000
Royal Bank of Canada, purchased on 4/30/10, 0.19%, due on 5/3/10 with a maturity value of $975,015,438, collateralized by various U.S. Government and Treasury Obligations, 0.00%-3.88%, 5/15/10-2/15/40, fair value $994,504,449	975,000,000	975,000,000

Repurchase Agreements, continued

	Principal Amount($)	Amortized Cost($)

Royal Bank of Canada, purchased on 4/30/10, 0.20%, due on 5/3/10 with a maturity value of $100,001,667, collateralized by various U.S. Government and Government Agency Obligations, 0.00%-2.17%, 11/23/11-10/28/13, fair value $102,000,578	100,000,000	100,000,000
Royal Bank of Canada, purchased on 4/30/10, 0.21%, due on 6/30/10 with a maturity value of $100,035,583, collateralized by various U.S. Government and Government Agency Obligations, 3.50%-16.00%, 10/1/10-4/1/40, fair value $102,000,001	100,000,000	100,000,000

TOTAL REPURCHASE AGREEMENTS (COST $7,190,000,000)		7,190,000,000

TOTAL INVESTMENTS (COST $11,483,729,282) — 100.9%		11,483,729,282

Percentages indicated are based on net assets of $11,386,742,387.

(a)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2010. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)	Discount note. Rate presented represents the effective yield at time of purchase.

DN — Discount Note

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	26

HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited)

U.S. Treasury Obligations—100.0%

	Principal Amount($)	Amortized Cost($)

U.S. Treasury Bills – 97.9%
0.14%, 5/6/10 (a)	202,000,000	201,996,046
0.15%, 5/13/10 (a)	420,000,000	419,979,490
0.13%, 5/20/10 (a)	500,000,000	499,965,332
0.15%, 5/27/10 (a)	567,500,000	567,438,655
0.15%, 6/3/10 (a)	75,000,000	74,989,665
0.23%, 6/10/10 (a)	325,000,000	324,929,932
0.29%, 6/17/10 (a)	625,000,000	624,821,939
0.16%, 6/24/10 (a)	325,000,000	324,927,064
0.20%, 7/15/10 (a)	100,000,000	99,962,656
0.14%, 7/22/10 (a)	25,000,000	24,992,028
0.17%, 8/12/10 (a)	50,000,000	49,975,681
0.17%, 8/19/10 (a)	25,000,000	24,986,861
0.22%, 8/26/10 (a)	50,000,000	49,965,769
0.23%, 9/16/10 (a)	50,000,000	49,956,396
0.25%, 9/23/10 (a)	25,000,000	24,975,330
0.24%, 9/30/10 (a)	25,000,000	24,974,931
0.37%, 10/21/10 (a)	138,800,000	138,552,884

		3,527,390,659

U.S. Treasury Notes – 2.1%
2.38%, 8/31/10	50,000,000	50,339,283
1.50%, 10/31/10	25,000,000	25,132,880

		75,472,163

Total U.S. Treasury Obligations (COST $3,602,862,822)		3,602,862,822

TOTAL INVESTMENTS (COST $3,602,862,822) — 100.0%		3,602,862,822

Percentages indicated are based on net assets of $3,602,628,874.

(a)	Discount note. Rate presented represents the effective yield at time of purchase.

27	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

(This Page Intentionally Left Blank)

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2010 (Unaudited)

	California Tax-Free Money Market Fund	New York Tax-Free Money Market Fund	Prime Money Market Fund

Assets:
Investments, at amortized cost	$40,776,860	$520,329,304	$8,149,968,246
Repurchase agreements, at cost	—	—	460,000,000

Total Investments	40,776,860	520,329,304	8,609,968,246

Interest and dividends receivable	29,771	450,440	5,270,786
Receivable for capital shares issued	141	6,211	243,670
Receivable from Investment Manager	1,806	—	—
Receivable for investments sold	7,400,000	41,225,000	—
Prepaid expenses and other assets	24,021	36,685	199,946

Total Assets	48,232,599	562,047,640	8,615,682,648

Liabilities:
Dividends payable	519	8,429	528,274
Accrued expenses and other liabilities:
Investment Management	—	77,228	1,018,868
Administration	—	19,888	284,169
Shareholder Servicing	—	4,351	—
Compliance Services	85	74	1,185
Transfer Agent	6,118	6,249	26,541
Trustee	490	764	20,186
Other	7,335	36,158	380,732

Total Liabilities	14,547	153,141	2,259,955

Net Assets	$48,218,052	$561,894,499	$8,613,422,693

Composition of Net Assets:
Capital	$48,219,627	$561,890,291	$8,613,770,939
Accumulated net investment income	9	4,068	2
Accumulated net realized gains (losses) from investment transactions	(1,584)	140	(348,248)

Net Assets	$48,218,052	$561,894,499	$8,613,422,693

Net Assets:
Class A Shares	$214,671	$43,904,572	$319,023,502
Class B Shares	—	21,437	247,222
Class C Shares	—	—	219,756,793
Class D Shares	43,806,348	373,026,601	1,667,447,430
Class I Shares	—	—	5,547,909,890
Class Y Shares	4,197,033	144,941,889	859,037,856

	$48,218,052	$561,894,499	$8,613,422,693

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
Class A Shares	214,697	43,903,036	319,134,029
Class B Shares	—	21,397	247,235
Class C Shares	—	—	219,778,116
Class D Shares	43,801,274	373,031,874	1,668,466,093
Class I Shares	—	—	5,547,253,153
Class Y Shares	4,205,276	144,940,538	858,906,966
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$1.00	$1.00	$1.00
Class B Shares*	$—	$1.00	$1.00
Class C Shares*	$—	$—	$1.00
Class D Shares	$1.00	$1.00	$1.00
Class I Shares	$—	$—	$1.00
Class Y Shares	$1.00	$1.00	$1.00

Total Investments, at amortized cost	$40,776,860	$520,329,304	$8,609,968,246

*	Redemption price per share varies by length of time shares are held.

29	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2010 (Unaudited) (continued)

	Tax-Free Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Money Market Fund

Assets:
Investments, at amortized cost	$88,384,916	$4,293,729,282	$3,602,862,822
Repurchase agreements, at cost	—	7,190,000,000	—

Total Investments	88,384,916	11,483,729,282	3,602,862,822

Cash	—	1,169,393	144,854
Interest and dividends receivable	238,579	3,864,319	201,087
Receivable for capital shares issued	552	391,795	21,961
Receivable for investments sold	9,865,000	—	—
Prepaid expenses and other assets	27,366	190,395	83,946

Total Assets	98,516,413	11,489,345,184	3,603,314,670

Liabilities:
Dividends payable	2,339	591,420	34,415
Payable for investments purchased	—	99,960,000	—
Accrued expenses and other liabilities:
Investment Management	—	1,138,906	298,439
Administration	3,458	328,605	102,394
Shareholder Servicing	2,485	—	—
Compliance Services	104	248	—
Transfer Agent	6,789	27,026	13,036
Trustee	608	5,514	5,393
Other	16,053	551,078	232,119

Total Liabilities	31,836	102,602,797	685,796

Net Assets	$98,484,577	$11,386,742,387	$3,602,628,874

Composition of Net Assets:
Capital	$98,482,749	$11,386,364,726	$3,602,663,148
Accumulated net investment income (loss)	—	2,213	(3)
Accumulated net realized gains (losses) from investment transactions	1,828	375,448	(34,271)

Net Assets	$98,484,577	$11,386,742,387	$3,602,628,874

Net Assets:
Class A Shares	$255	$639,468,670	$283,714,928
Class B Shares	—	87,943	54,882
Class C Shares	—	179,326	5,270,104
Class D Shares	66,435,813	662,430,905	738,153,275
Class I Shares	—	6,606,682,586	1,537,469,418
Class Y Shares	32,048,509	3,477,892,957	1,037,966,267

	$98,484,577	$11,386,742,387	$3,602,628,874

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
Class A Shares	255	639,051,700	283,750,077
Class B Shares	—	87,937	54,885
Class C Shares	—	179,374	5,270,106
Class D Shares	66,433,186	662,070,378	738,149,608
Class I Shares	—	6,607,139,759	1,537,489,832
Class Y Shares	32,048,940	3,477,835,935	1,037,960,508
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$1.00	$1.00	$1.00
Class B Shares*	$—	$1.00	$1.00
Class C Shares*	$—	$1.00	$1.00
Class D Shares	$1.00	$1.00	$1.00
Class I Shares	$—	$1.00	$1.00
Class Y Shares	$1.00	$1.00	$1.00

Total Investments, at amortized cost	$88,384,916	$11,483,729,282	$3,602,862,822

*	Redemption price per share varies by length of time shares are held.

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	30

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2010 (Unaudited)

	California Tax-Free Money Market Fund	New York Tax-Free Money Market Fund	Prime Money Market Fund

Investment Income:
Interest	$114,886	$788,463	$13,724,822
Dividends	1,879	10,517	2,823

Total Investment Income	116,765	798,980	13,727,645

Expenses:
Investment Management	45,117	343,806	5,134,100
Advisory Services:
Operational Support—Class A Shares	107	9,618	162,490
Operational Support—Class B Shares	—	5	146
Operational Support—Class C Shares	—	—	120,772
Operational Support—Class D Shares	38,579	109,959	979,492
Operational Support—Class Y Shares	6,430	52,321	509,818
Administration:
Class A Shares	42	7,482	63,589
Class B Shares	—	4	57
Class C Shares	—	—	47,271
Class D Shares	15,239	85,539	383,288
Class I Shares	—	—	1,315,195
Class Y Shares	2,535	40,684	199,337
Distribution:
Class B Shares	—	80	1,093
Class C Shares	—	—	906,044
Shareholder Servicing:
Class A Shares	429	76,945	650,234
Class B Shares	—	27	364
Class C Shares	—	—	301,932
Class D Shares	96,532	549,792	2,448,654
Accounting	35,836	39,800	42,329
Compliance Services	549	3,291	49,698
Custodian	4,025	21,536	197,155
Printing	861	10,683	122,869
Professional	4,094	16,417	234,774
Transfer Agent	16,637	18,514	67,225
Trustee	1,598	9,941	141,265
Registration	20,187	24,684	57,129
Other	1,916	11,880	196,814

Total expenses before fee reductions	290,713	1,433,008	14,333,134
Fees reduced by Investment Adviser	(89,812)	(83,518)	(171,896)
Fees reduced by Administrator	(1,086)	(205)	—
Fees reduced by Distributor	—	(80)	(903,652)
Fees reduced by Shareholder Servicing Agent	(90,072)	(620,361)	(3,371,205)

Net Expenses	109,743	728,844	9,886,381

Net Investment Income	7,022	70,136	3,841,264

Net realized gains/(losses) from investment transactions	1,341	140	25,944

Change In Net Assets Resulting From Operations	$8,363	$70,276	$3,867,208

31	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2010 (Unaudited) (continued)

	Tax-Free Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Money Market Fund

Investment Income:
Interest	$216,935	$12,863,384	$3,034,601
Dividends	2,735	—	—

Total Investment Income	219,670	12,863,384	3,034,601

Expenses:
Investment Management	81,036	6,015,496	2,445,336
Advisory Services:
Operational Support—Class A Shares	—	303,034	162,980
Operational Support—Class B Shares	—	52	28
Operational Support—Class C Shares	—	242	3,665
Operational Support—Class D Shares	40,943	348,186	456,618
Operational Support—Class I Shares	235	—	—
Operational Support—Class Y Shares	39,858	1,786,729	486,841
Administration:
Class A Shares	—	118,370	63,277
Class B Shares	—	22	11
Class C Shares	—	95	1,425
Class D Shares	16,019	136,065	177,519
Class I Shares	93	1,396,686	518,322
Class Y Shares	15,616	699,860	188,959
Distribution:
Class B Shares	—	392	214
Class C Shares	—	1,817	27,491
Shareholder Servicing:
Class A Shares	—	1,212,144	651,928
Class B Shares	—	130	72
Class C Shares	—	606	9,164
Class D Shares	101,169	870,049	1,141,555
Accounting	40,942	36,443	33,803
Compliance Services	923	56,037	27,237
Custodian	6,564	229,952	132,800
Printing	1,141	65,310	20,912
Professional	5,561	247,044	117,441
Transfer Agent	18,430	63,930	36,091
Trustee	2,793	167,512	73,955
Registration	40,999	419,919	89,253
Other	3,157	207,491	106,318

Total expenses before fee reductions	415,479	14,383,613	6,973,215
Fees reduced by Investment Adviser	(162,680)	(1,519,923)	(2,096,522)
Fees reduced by Administrator	(15)	(103,174)	(254,819)
Fees reduced by Distributor	—	(2,209)	(27,705)
Fees reduced by Shareholder Servicing Agent	(74,387)	(2,082,929)	(1,802,718)

Net Expenses	178,397	10,675,378	2,791,451

Net Investment Income	41,273	2,188,006	243,150

Net realized gains/(losses) from investment transactions	1,828	(219,745)	41,221

Change In Net Assets Resulting From Operations	$43,101	$1,968,261	$284,371

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	32

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets
All capital share transactions have been processed at a net asset value of $1.00 per share.

	California Tax-Free Money Market Fund		New York Tax-Free Money Market Fund

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income	$7,022	$122,215	$70,136	$2,953,560
Net realized gains (losses) from investments transactions	1,341	(1)	140	—

Change in net assets resulting from operations	8,363	122,214	70,276	2,953,560

Dividends:
Net investment income:
Class A Shares	(14)	(259)	(2,530)	(81,076)
Class B Shares	—	—	(2)	(24)
Class C Shares	—	(4)	—	—
Class D Shares	(5,382)	(84,480)	(28,467)	(1,436,276)
Class Y Shares	(1,653)	(37,436)	(21,666)	(1,456,061)
Net realized gains:
Class A Shares	—	—	—	(383)
Class D Shares	—	—	—	(4,864)
Class Y Shares	—	—	—	(2,970)

Change in net assets resulting from shareholder dividends	(7,049)	(122,179)	(52,665)	(2,981,654)

Change in net assets resulting from capital transactions	(88,250,866)	26,601,526	(112,610,338)	(277,897,541)

Change in net assets	(88,249,552)	26,601,561	(112,592,727)	(277,925,635)

Net Assets:
Beginning of period	136,467,604	109,866,043	674,487,226	952,412,861

End of period	$48,218,052	$136,467,604	$561,894,499	$674,487,226

Accumulated net investment income (loss)	$9	$36	$4,068	$(13,403)

33	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)
All capital share transactions have been processed at a net asset value of $1.00 per share.

	California Tax-Free Money Market Fund		New York Tax-Free Money Market Fund

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$23,640	$335,984	$66,918,103	$114,978,329
Dividends reinvested	14	259	2,466	80,082
Value of shares redeemed	(30,200)	(557,023)	(63,714,901)	(120,149,734)

Class A Shares capital transactions	(6,546)	(220,780)	3,205,668	(5,091,323)

Class B Shares:
Dividends reinvested	—	—	2	24
Value of shares redeemed	—	—	(13)	(13,219)

Class B Shares capital transactions	—	—	(11)	(13,195)

Class C Shares:
Proceeds from shares issued	—	27,562	—	—
Dividends reinvested	—	4	—	—
Value of shares redeemed	—	(27,566)	—	(1)

Class C Shares capital transactions	—	—	—	(1)

Class D Shares:
Proceeds from shares issued	164,309,529	301,424,257	733,681,494	1,091,358,577
Dividends reinvested	1,046	37,909	19,578	1,144,944
Value of shares redeemed	(235,664,815)	(269,564,034)	(783,746,953)	(1,256,216,848)

Class D Shares capital transactions	(71,354,240)	31,898,132	(50,045,881)	(163,713,327)

Class Y Shares:
Proceeds from shares issued	38,292,579	169,462,249	613,024,401	1,093,831,944
Dividends reinvested	576	5,257	17,257	1,158,964
Value of shares redeemed	(55,183,235)	(174,543,332)	(678,811,772)	(1,204,070,603)

Class Y Shares capital transactions	(16,890,080)	(5,075,826)	(65,770,114)	(109,079,695)

Change in net assets resulting from capital transactions	$(88,250,866)	$26,601,526	$(112,610,338)	$(277,897,541)

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	34

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)
All capital share transactions have been processed at a net asset value of $1.00 per share.

	Prime Money Market Fund		Tax-Free Money Market Fund

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income	$3,841,264	$57,327,100	$41,273	$1,035,726
Net realized gains (losses) from investment transactions	25,944	3,584,834	1,828	2

Change in net assets resulting from operations	3,867,208	60,911,934	43,101	1,035,728

Dividends:
Net investment income:
Class A Shares	(21,558)	(1,016,162)	—	—
Class B Shares	(19)	(503)	—	—
Class C Shares	(16,033)	(518,642)	—	—
Class D Shares	(130,555)	(10,530,148)	(5,582)	(276,495)
Class I Shares	(3,551,947)	(36,107,949)	(217)	—
Class Y Shares	(86,056)	(9,188,251)	(35,524)	(759,183)
Net realized gains:
Class D Shares	—	—	—	(278)
Class Y Shares	—	—	—	(438)

Change in net assets resulting from shareholder dividends	(3,806,168)	(57,361,655)	(41,323)	(1,036,394)

Change in net assets resulting from capital transactions	(2,368,320,792)	2,440,883,353	(94,656,489)	(20,377,067)

Change in net assets	(2,368,259,752)	2,444,433,632	(94,654,711)	(20,377,733)

Net Assets:
Beginning of period	10,981,682,445	8,537,248,813	193,139,288	213,517,021

End of period	$8,613,422,693	$10,981,682,445	$98,484,577	$193,139,288

Accumulated net investment income (loss)	$2	$(35,094)	$—	$50

35	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)
All capital share transactions have been processed at a net asset value of $1.00 per share.

	Prime Money Market Fund		Tax-Free Money Market Fund

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$405,175,644	$809,840,157	$—	$255
Dividends reinvested	18,363	883,282	—	—
Value of shares redeemed	(429,437,628)	(776,080,491)	—	—

Class A Shares capital transactions	(24,243,621)	34,642,948	—	255

Class B Shares:
Proceeds from shares issued	—	278,962	—	—
Dividends reinvested	17	418	—	—
Value of shares redeemed	(65,129)	(165,781)	—	—

Class B Shares capital transactions	(65,112)	113,599	—	—

Class C Shares:
Proceeds from shares issued	308,485,253	770,195,894	—	—
Dividends reinvested	16,033	518,642	—	—
Value of shares redeemed	(348,109,691)	(828,248,859)	—	—

Class C Shares capital transactions	(39,608,405)	(57,534,323)	—	—

Class D Shares:
Proceeds from shares issued	4,332,508,040	7,709,199,164	92,379,868	275,263,759
Dividends reinvested	98,156	7,863,842	1,056	76,274
Value of shares redeemed	(4,659,618,627)	(8,444,300,576)	(121,296,482)	(249,776,390)

Class D Shares capital transactions	(327,012,431)	(727,237,570)	(28,915,558)	25,563,643

Class I Shares:
Proceeds from shares issued	23,479,655,145	58,493,552,982	2,283,761	—
Dividends reinvested	1,826,621	20,360,616	213	—
Value of shares redeemed	(25,123,224,657)	(54,280,103,881)	(2,283,974)	—

Class I Shares capital transactions	(1,641,742,891)	4,233,809,717	—	—

Class Y Shares:
Proceeds from shares issued	1,980,027,828	5,861,067,626	158,635,360	306,605,386
Dividends reinvested	78,748	6,952,852	25,220	395,490
Value of shares redeemed	(2,315,754,908)	(6,910,931,496)	(224,401,511)	(352,941,841)

Class Y Shares capital transactions	(335,648,332)	(1,042,911,018)	(65,740,931)	(45,940,965)

Change in net assets resulting from capital transactions	$(2,368,320,792)	$2,440,883,353	$(94,656,489)	$(20,377,067)

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	36

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)
All capital share transactions have been processed at a net asset value of $1.00 per share.

	U.S. Government Money Market Fund		U.S. Treasury Money Market Fund

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income	$2,188,006	$44,639,755	$243,150	$7,282,425
Net realized gains (losses) from investment transactions	(219,745)	1,358,500	41,221	240,063

Change in net assets resulting from operations	1,968,261	45,998,255	284,371	7,522,488

Dividends:
Net investment income:
Class A Shares	(31,343)	(875,403)	(16,270)	(304,735)
Class B Shares	(5)	(55)	(3)	(84)
Class C Shares	(25)	(131)	(364)	(2,223)
Class D Shares	(36,163)	(2,261,113)	(45,823)	(689,245)
Class I Shares	(1,936,681)	(27,006,162)	(136,322)	(5,451,587)
Class Y Shares	(185,632)	(14,492,834)	(48,616)	(829,704)
Net realized gains:
Class A Shares	(38,910)	(43,041)	—	(20,098)
Class B Shares	(7)	(6)	—	(7)
Class C Shares	(31)	(13)	—	(173)
Class D Shares	(44,107)	(70,176)	—	(53,316)
Class I Shares	(438,433)	(429,417)	—	(166,785)
Class Y Shares	(241,819)	(307,699)	—	(41,513)

Change in net assets resulting from shareholder dividends	(2,953,156)	(45,486,050)	(247,398)	(7,559,470)

Change in net assets resulting from capital transactions	(1,501,993,660)	(909,500,912)	(2,065,522,154)	(987,019,574)

Change in net assets	(1,502,978,555)	(908,988,707)	(2,065,485,181)	(987,056,556)

Net Assets:
Beginning of period	12,889,720,942	13,798,709,649	5,668,114,055	6,655,170,611

End of period	$11,386,742,387	$12,889,720,942	$3,602,628,874	$5,668,114,055

Accumulated net investment income (loss)	$2,213	$4,056	$(3)	$4,245

37	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)
All capital share transactions have been processed at a net asset value of $1.00 per share.

	U.S. Government Money Market Fund		U.S. Treasury Money Market Fund

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,051,837,748	$2,080,944,837	$331,983,228	$1,023,071,534
Dividends reinvested	68,908	913,749	16,236	322,146
Value of shares redeemed	(986,966,078)	(2,211,025,475)	(434,280,713)	(1,217,854,944)

Class A Shares capital transactions	64,940,578	(129,166,889)	(102,281,249)	(194,461,264)

Class B Shares:
Proceeds from shares issued	57,962	38,074	—	53,702
Dividends reinvested	12	61	3	90
Value of shares redeemed	(53,915)	(8,130)	(4,808)	(125,494)

Class B Shares capital transactions	4,059	30,005	(4,805)	(71,702)

Class C Shares:
Proceeds from shares issued	2,074,949	5,857,186	10,668,384	17,236,521
Dividends reinvested	56	144	364	2,396
Value of shares redeemed	(2,124,975)	(5,728,598)	(12,537,010)	(11,203,400)

Class C Shares capital transactions	(49,970)	128,732	(1,868,262)	6,035,517

Class D Shares:
Proceeds from shares issued	988,391,390	4,052,413,546	1,692,513,937	2,696,084,524
Dividends reinvested	45,463	837,509	29,530	450,754
Value of shares redeemed	(1,093,501,914)	(4,724,014,727)	(1,910,049,360)	(2,678,774,334)

Class D Shares capital transactions	(105,065,061)	(670,763,672)	(217,505,893)	17,760,944

Class I Shares:
Proceeds from shares issued	19,961,964,616	41,618,275,191	6,066,555,800	14,180,222,732
Dividends reinvested	1,507,751	20,612,947	75,692	3,671,466
Value of shares redeemed	(21,533,176,493)	(38,370,813,811)	(7,852,143,567)	(14,632,179,986)

Class I Shares capital transactions	(1,569,704,126)	3,268,074,327	(1,785,512,075)	(448,285,788)

Class Y Shares:
Proceeds from shares issued	18,069,017,668	29,490,401,988	2,080,556,996	4,032,151,030
Dividends reinvested	414,018	14,679,200	46,539	813,514
Value of shares redeemed	(17,961,550,826)	(32,882,884,603)	(2,038,953,405)	(4,400,961,825)

Class Y Shares capital transactions	107,880,860	(3,377,803,415)	41,650,130	(367,997,281)

Change in net assets resulting from capital transactions	$(1,501,993,660)	$(909,500,912)	$(2,065,522,154)	$(987,019,574)

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	38

HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investment Transactions		Total from Investment Activities		Net Investment Income	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Period Ended October 31, 2007 (d)	$1.00	—	*	—		—	*	— *	— *	$1.00
Year Ended October 31, 2008 (i)	1.00	0.01		—		0.01		(0.01)	(0.01)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	— *	1.00

CLASS C SHARES
Year Ended October 31, 2007 (e)	$1.00	0.01		—		0.01		(0.01)	(0.01)	$1.00
Year Ended October 31, 2008 (f)	1.00	0.01		—		0.01		(0.01)	(0.01)	1.00
Year Ended October 31, 2009 (j)	1.00	—	*	—	*	—	*	— *	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)(l)	1.00	—		—		—		—	—	1.00

CLASS D SHARES
Year Ended October 31, 2005	$1.00	0.02		—		0.02		(0.02)	(0.02)	$1.00
Year Ended October 31, 2006	1.00	0.03		—		0.03		(0.03)	(0.03)	1.00
Year Ended October 31, 2007	1.00	0.03		—		0.03		(0.03)	(0.03)	1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	— *	1.00

CLASS Y SHARES
Year Ended October 31, 2005	$1.00	0.02		—		0.02		(0.02)	(0.02)	$1.00
Year Ended October 31, 2006	1.00	0.03		—		0.03		(0.03)	(0.03)	1.00
Year Ended October 31, 2007	1.00	0.03		—		0.03		(0.03)	(0.03)	1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	— *	1.00

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)

CLASS A SHARES
Period Ended October 31, 2007 (d)	0.00%		$—	0.72%		2.71%		0.87%
Year Ended October 31, 2008 (i)	1.48%		442	0.67%		1.49%		0.82%
Year Ended October 31, 2009	0.08	%(k)	221	0.47	%(k)	0.08	%(k)	0.88	%(k)
Six Months Ended April 30, 2010 (Unaudited)	0.01%		215	0.25%		0.01%		0.85%

CLASS C SHARES
Year Ended October 31, 2007 (e)	1.08%		$1,018	1.22%		2.41%		1.37%
Year Ended October 31, 2008 (f)	0.65%		—	1.21%		1.62%		1.36%
Year Ended October 31, 2009 (j)	0.02	%(k)	—	0.90	%(k)	0.08	%(k)	1.05	%(k)
Six Months Ended April 30, 2010 (Unaudited)(l)	—		—	—		—		—

CLASS D SHARES
Year Ended October 31, 2005	1.64	%(g)	$132,649	0.50	%(g)	1.64	%(g)	0.65%
Year Ended October 31, 2006	2.73%		86,686	0.57%		2.66%		0.72%
Year Ended October 31, 2007	3.09	%(h)	90,843	0.50	%(h)	3.08	%(h)	0.66%
Year Ended October 31, 2008	1.90%		83,261	0.47%		1.76%		0.62%
Year Ended October 31, 2009	0.10	%(k)	115,160	0.42	%(k)	0.10	%(k)	0.70	%(k)
Six Months Ended April 30, 2010 (Unaudited)	0.00%		43,806	0.25%		0.01%		0.68%

CLASS Y SHARES
Year Ended October 31, 2005	1.89	%(g)	$43,722	0.25	%(g)	2.04	%(g)	0.40%
Year Ended October 31, 2006	2.98%		43,114	0.31%		2.95%		0.46%
Year Ended October 31, 2007	3.35	%(h)	32,205	0.24	%(h)	3.32	%(h)	0.40%
Year Ended October 31, 2008	2.16%		26,163	0.20%		2.03%		0.35%
Year Ended October 31, 2009	0.22	%(k)	21,087	0.31	%(k)	0.25	%(k)	0.46	%(k)
Six Months Ended April 30, 2010 (Unaudited)	0.01%		4,197	0.23%		0.03%		0.45%

*	Less than $0.005 per share.

(a)	Not annualized for periods less than one year. Total returns do not include redemption charges.

(b)	Annualized for periods less than one year.

(c)	During each period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

Class A Shares commenced operations on March 2, 2007 and were operational during a portion of the period only. Amounts reflect performance for the period of time the class had operations, which was 3 days during the period. The net asset value, end of period, presented is as of the last day the class had shareholders during the period.

(e)	Class C Shares commenced operations on May 7, 2007.

(f)

Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 152 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

(g)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. There was no rounded impact to the net expense ratio, net income ratio or total return for Class D Shares and Class Y Shares.

(h)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.02% and 0.01% for Class D Shares and Class Y Shares, respectively.

(i)

Class A Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 332 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

(j)

Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 28 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

(k)

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have decreased by 0.05% and the total return and net investment income ratio would have increased by 0.05%.

(l)	During the period, class had no operations. The net asset values reflected represent the last day the class had shareholders.

39	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investment Transactions		Total from Investment Activities		Net Investment Income	Net Realized Gains (Losses) from Investments		Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2005	$1.00	0.01		—		0.01		(0.01)	—		(0.01)	$1.00
Year Ended October 31, 2006	1.00	0.03		—		0.03		(0.03)	—		(0.03)	1.00
Year Ended October 31, 2007	1.00	0.03		—		0.03		(0.03)	—		(0.03)	1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—		—	*	— *	—	*	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	—		— *	1.00

CLASS B SHARES
Year Ended October 31, 2005	$1.00	0.01		—		0.01		(0.01)	—		(0.01)	$1.00
Year Ended October 31, 2006	1.00	0.02		—		0.02		(0.02)	—		(0.02)	1.00
Year Ended October 31, 2007	1.00	0.02		—		0.02		(0.02)	—		(0.02)	1.00
Year Ended October 31, 2008	1.00	0.01		—		0.01		(0.01)	—		(0.01)	1.00
Year Ended October 31, 2009	1.00	—	*	—		—	*	— *	—	*	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	—		— *	1.00

CLASS C SHARES
Year Ended October 31, 2005 (f)	$1.00	—		—		—		—	—		—	$1.00
Year Ended October 31, 2006 (f)	1.00	—		—		—		—	—		—	1.00
Year Ended October 31, 2007 (f)	1.00	—		—		—		—	—		—	1.00
Year Ended October 31, 2008 (f)	1.00	—		—		—		—	—		—	1.00
Year Ended October 31, 2009 (f)	1.00	—		—		—		—	—		—	1.00
Six Months Ended April 30, 2010 (Unaudited)(f)	1.00	—		—		—		—	—		—	1.00

CLASS D SHARES
Year Ended October 31, 2005	$1.00	0.02		—		0.02		(0.02)	—		(0.02)	$1.00
Year Ended October 31, 2006	1.00	0.03		—		0.03		(0.03)	—		(0.03)	1.00
Year Ended October 31, 2007	1.00	0.03		—		0.03		(0.03)	—		(0.03)	1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—		—	*	— *	—	*	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	—		— *	1.00

CLASS Y SHARES
Year Ended October 31, 2005	$1.00	0.02		—		0.02		(0.02)	—		(0.02)	$1.00
Year Ended October 31, 2006	1.00	0.03		—		0.03		(0.03)	—		(0.03)	1.00
Year Ended October 31, 2007	1.00	0.03		—		0.03		(0.03)	—		(0.03)	1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—		—	*	— *	—	*	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	—		— *	1.00

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)		Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)

CLASS A SHARES
Year Ended October 31, 2005	1.46	%(d)	$128,218		0.70	%(d)	1.38	%(d)	0.71%
Year Ended October 31, 2006	2.63%		153,523		0.70%		2.61%		0.70%
Year Ended October 31, 2007	3.00	%(e)	120,841		0.65	%(e)	2.98	%(e)	0.67%
Year Ended October 31, 2008	1.94%		45,791		0.63%		2.09%		0.63%
Year Ended October 31, 2009	0.18	%(g)	40,698		0.49	%(g)	0.21	%(g)	0.67	%(g)
Six Months Ended April 30, 2010 (Unaudited)	0.01%		43,905		0.22%		0.02%		0.63%

CLASS B SHARES
Year Ended October 31, 2005	0.85	%(d)	$228		1.29	%(d)	0.77	%(d)	1.31%
Year Ended October 31, 2006	2.01%		55		1.30%		1.88%		1.30%
Year Ended October 31, 2007	2.39	%(e)	34		1.25	%(e)	2.38	%(e)	1.27%
Year Ended October 31, 2008	1.33%		35		1.23%		1.30%		1.23%
Year Ended October 31, 2009	0.08	%(g)	21		0.65	%(g)	0.08	%(g)	1.27	%(g)
Six Months Ended April 30, 2010 (Unaudited)	0.01%		21		0.21%		0.03%		1.24%

CLASS C SHARES
Year Ended October 31, 2005 (f)	—%			**	—%		—%		—%
Year Ended October 31, 2006 (f)	—%			**	—%		—%		—%
Year Ended October 31, 2007 (f)	—%			**	—%		—%		—%
Year Ended October 31, 2008 (f)	—%			**	—%		—%		—%
Year Ended October 31, 2009 (f)	—%		—		—%		—%		—%
Six Months Ended April 30, 2010 (Unaudited)(f)	—%		—		—%		—%		—%

CLASS D SHARES
Year Ended October 31, 2005	1.61	%(d)	$189,538		0.55	%(d)	1.61	%(d)	0.56%
Year Ended October 31, 2006	2.78%		352,630		0.55%		2.78%		0.55%
Year Ended October 31, 2007	3.16	%(e)	531,864		0.50	%(e)	3.14	%(e)	0.52%
Year Ended October 31, 2008	2.09%		586,791		0.48%		1.99%		0.48%
Year Ended October 31, 2009	0.25	%(g)	423,061		0.43	%(g)	0.26	%(g)	0.52	%(g)
Six Months Ended April 30, 2010 (Unaudited)	0.01%		373,027		0.21%		0.02%		0.48%

CLASS Y SHARES
Year Ended October 31, 2005	1.86	%(d)	$280,683		0.30	%(d)	1.89	%(d)	0.31%
Year Ended October 31, 2006	3.04%		263,187		0.30%		2.99%		0.30%
Year Ended October 31, 2007	3.42	%(e)	339,665		0.25	%(e)	3.39	%(e)	0.27%
Year Ended October 31, 2008	2.35%		319,797		0.23%		2.27%		0.23%
Year Ended October 31, 2009	0.40	%(g)	210,706		0.26	%(g)	0.39	%(g)	0.27	%(g)
Six Months Ended April 30, 2010 (Unaudited)	0.01%		144,942		0.21%		0.03%		0.23%

*	Less than $0.005 per share.

**	Less than $500.

(a)	Not annualized for periods less than one year. Total returns do not include redemption charges.

(b)	Annualized for periods less than one year.

(c)	During each period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class D Shares and Class Y Shares, respectively.

(e)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.02%, 0.02%, 0.02%, and 0.02% for Class A Shares, Class B Shares, Class D Shares, and Class Y Shares, respectively.

(f)	During the period ended, Class C Shares had no operations. Net assets at the end of the period represent seed money. The net asset values reflected represent the last day the class had shareholders.

(g)

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have decreased by 0.04% and the total return and net investment income ratio would have increased by 0.04%.

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	40

HSBC INVESTOR PRIME MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized Gains (Losses) from Investment Transactions		Total from Investment Activities		Net Investment Income	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2005	$1.00	0.02		—	*	0.02		(0.02)	(0.02)	$1.00
Year Ended October 31, 2006	1.00	0.04		—	*	0.04		(0.04)	(0.04)	1.00
Year Ended October 31, 2007	1.00	0.05		—	*	0.05		(0.05)	(0.05)	1.00
Year Ended October 31, 2008	1.00	0.03		—	*	0.03		(0.03)	(0.03)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	— *	1.00

CLASS B SHARES
Year Ended October 31, 2005	$1.00	0.02		—	*	0.02		(0.02)	(0.02)	$1.00
Year Ended October 31, 2006	1.00	0.04		—	*	0.04		(0.04)	(0.04)	1.00
Year Ended October 31, 2007	1.00	0.04		—	*	0.04		(0.04)	(0.04)	1.00
Year Ended October 31, 2008	1.00	0.02		—	*	0.02		(0.02)	(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	— *	1.00

CLASS C SHARES
Year Ended October 31, 2005	$1.00	0.02		—	*	0.02		(0.02)	(0.02)	$1.00
Year Ended October 31, 2006	1.00	0.04		—	*	0.04		(0.04)	(0.04)	1.00
Year Ended October 31, 2007	1.00	0.04		—	*	0.04		(0.04)	(0.04)	1.00
Year Ended October 31, 2008	1.00	0.02		—	*	0.02		(0.02)	(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	— *	1.00

CLASS D SHARES
Year Ended October 31, 2005	$1.00	0.02		—	*	0.02		(0.02)	(0.02)	$1.00
Year Ended October 31, 2006	1.00	0.04		—	*	0.04		(0.04)	(0.04)	1.00
Year Ended October 31, 2007	1.00	0.05		—	*	0.05		(0.05)	(0.05)	1.00
Year Ended October 31, 2008	1.00	0.03		—	*	0.03		(0.03)	(0.03)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	— *	1.00

CLASS I SHARES
Year Ended October 31, 2005	$1.00	0.03		—	*	0.03		(0.03)	(0.03)	$1.00
Year Ended October 31, 2006	1.00	0.05		—	*	0.05		(0.05)	(0.05)	1.00
Year Ended October 31, 2007	1.00	0.05		—	*	0.05		(0.05)	(0.05)	1.00
Year Ended October 31, 2008	1.00	0.03		—	*	0.03		(0.03)	(0.03)	1.00
Year Ended October 31, 2009	1.00	0.01		—	*	0.01		(0.01)	(0.01)	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	— *	1.00

CLASS Y SHARES
Year Ended October 31, 2005	$1.00	0.03		—	*	0.03		(0.03)	(0.03)	$1.00
Year Ended October 31, 2006	1.00	0.05		—	*	0.05		(0.05)	(0.05)	1.00
Year Ended October 31, 2007	1.00	0.05		—	*	0.05		(0.05)	(0.05)	1.00
Year Ended October 31, 2008	1.00	0.03		—	*	0.03		(0.03)	(0.03)	1.00
Year Ended October 31, 2009	1.00	0.01		—	*	0.01		(0.01)	(0.01)	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	— *	1.00

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)

CLASS A SHARES
Year Ended October 31, 2005	2.17%		$243,772	0.73%		2.10%		0.73%
Year Ended October 31, 2006	4.24%		415,514	0.72%		4.20%		0.73%
Year Ended October 31, 2007	4.77	%(d)	471,148	0.67	%(d)	4.68	%(d)	0.70%
Year Ended October 31, 2008	2.71	%(e)	308,499	0.67%		2.73%		0.67%
Year Ended October 31, 2009	0.32	%(f)	343,265	0.55	%(f)	0.31	%(f)	0.69	%(f)
Six Months Ended April 30, 2010 (Unaudited)	0.01%		319,024	0.25%		0.01%		0.66%

CLASS B SHARES
Year Ended October 31, 2005	1.56%		$88	1.33%		1.40%		1.33%
Year Ended October 31, 2006	3.61%		109	1.32%		3.60%		1.33%
Year Ended October 31, 2007	4.14	%(d)	204	1.27	%(d)	4.07	%(d)	1.30%
Year Ended October 31, 2008	2.10	%(e)	199	1.27%		2.08%		1.27%
Year Ended October 31, 2009	0.17	%(f)	312	0.68	%(f)	0.13	%(f)	1.30	%(f)
Six Months Ended April 30, 2010 (Unaudited)	0.01%		247	0.25%		0.01%		1.26%

CLASS C SHARES
Year Ended October 31, 2005	1.56%		$195,246	1.33%		1.54%		1.33%
Year Ended October 31, 2006	3.61%		268,071	1.32%		3.59%		1.33%
Year Ended October 31, 2007	4.14	%(d)	317,217	1.27	%(d)	4.08	%(d)	1.30%
Year Ended October 31, 2008	2.10	%(e)	316,779	1.27%		2.04%		1.27%
Year Ended October 31, 2009	0.17	%(f)	259,364	0.74	%(f)	0.19	%(f)	1.29	%(f)
Six Months Ended April 30, 2010 (Unaudited)	0.01%		219,757	0.25%		0.01%		1.26%

CLASS D SHARES
Year Ended October 31, 2005	2.32%		$1,351,695	0.58%		2.36%		0.58%
Year Ended October 31, 2006	4.39%		2,098,413	0.57%		4.38%		0.58%
Year Ended October 31, 2007	4.92	%(d)	3,710,803	0.52	%(d)	4.83	%(d)	0.55%
Year Ended October 31, 2008	2.86	%(e)	2,720,592	0.52%		2.89%		0.52%
Year Ended October 31, 2009	0.40	%(f)	1,994,448	0.49	%(f)	0.42	%(f)	0.54	%(f)
Six Months Ended April 30, 2010 (Unaudited)	0.01%		1,667,447	0.25%		0.01%		0.51%

CLASS I SHARES
Year Ended October 31, 2005	2.71%		$1,476,725	0.20%		2.55%		0.23%
Year Ended October 31, 2006	4.79%		2,111,147	0.19%		4.70%		0.22%
Year Ended October 31, 2007	5.33	%(d)	1,870,485	0.14	%(d)	5.21	%(d)	0.21%
Year Ended October 31, 2008	3.23	%(e)	2,954,253	0.16%		3.14%		0.17%
Year Ended October 31, 2009	0.69	%(f)	7,189,613	0.18	%(f)	0.55	%(f)	0.19	%(f)
Six Months Ended April 30, 2010 (Unaudited)	0.05%		5,547,910	0.16%		0.11%		0.16%

CLASS Y SHARES
Year Ended October 31, 2005	2.58%		$420,576	0.33%		2.49%		0.33%
Year Ended October 31, 2006	4.65%		530,780	0.32%		4.59%		0.33%
Year Ended October 31, 2007	5.19	%(d)	1,036,994	0.27	%(d)	5.08	%(d)	0.30%
Year Ended October 31, 2008	3.12	%(e)	2,236,927	0.27%		2.96%		0.27%
Year Ended October 31, 2009	0.58	%(f)	1,194,680	0.29	%(f)	0.68	%(f)	0.29	%(f)
Six Months Ended April 30, 2010 (Unaudited)	0.01%		859,038	0.25%		0.02%		0.26%

*	Less than $0.005 per share.

(a)	Not annualized for periods less than one year. Total returns do not include redemption charges.

(b)	Annualized for periods less than one year.

(c)	During each period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.02%, 0.02%, 0.02%, 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

(e)

During the year ended October 31, 2008, an affiliate of the Fund’s investment adviser purchased certain defaulted securities at $16,746,382, in excess of their fair value on the purchase date. The corresponding impact of this excess amount to the total returns were 0.20%, 0.20%, 0.20%, 0.20%, 0.20% and 0.20% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

(f)

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.03% and the total return and net investment income ratio would have increased by 0.03%.

41	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR TAX-FREE MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investment Transactions		Total from Investment Activities		Net Investment Income		Net Realized Gains from Investments		Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2005 (d)	$1.00	—		—		—		—		—		—	$1.00
Year Ended October 31, 2006 (e)	1.00	0.01		—		0.01		(0.01)		—		(0.01)	1.00
Year Ended October 31, 2007 (f)	1.00	—	*	—		—	*	—	*	—		— *	1.00
Year Ended October 31, 2008 (j)	1.00	—		—		—		—		—		—	1.00
Year Ended October 31, 2009 (g)	1.00	—	*	—	*	—	*	—	*	—	*	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	—	*	—		— *	1.00

CLASS C SHARES
Year Ended October 31, 2007 (h)	$1.00	—	*	—		—	*	—	*	—		— *	$1.00
Year Ended October 31, 2008 (j)	1.00	—		—		—		—		—		—	1.00
Year Ended October 31, 2009 (j)	1.00	—		—		—		—		—		—	1.00
Six Months Ended April 30, 2010 (Unaudited)(j)	1.00	—		—		—		—		—		—	1.00

CLASS D SHARES
Year Ended October 31, 2005	$1.00	0.02		—		0.02		(0.02)		—		(0.02)	$1.00
Year Ended October 31, 2006	1.00	0.03		—		0.03		(0.03)		—		(0.03)	1.00
Year Ended October 31, 2007	1.00	0.03		—		0.03		(0.03)		—		(0.03)	1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	—	*	—	*	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	—	*	—		— *	1.00

CLASS I SHARES
Year Ended October 31, 2005 (i)	$1.00	—	*	—		—	*	—	*	—		— *	$1.00
Year Ended October 31, 2006 (j)	1.00	—		—		—		—		—		—	1.00
Year Ended October 31, 2007 (j)	1.00	—		—		—		—		—		—	1.00
Year Ended October 31, 2008 (j)	1.00	—		—		—		—		—		—	1.00
Six Months Ended April 30, 2010 (Unaudited)(i)	1.00	—	*	—	*	—	*	—	*	—		— *	1.00

CLASS Y SHARES
Year Ended October 31, 2005	$1.00	0.02		—		0.02		(0.02)		—		(0.02)	$1.00
Year Ended October 31, 2006	1.00	0.03		—		0.03		(0.03)		—		(0.03)	1.00
Year Ended October 31, 2007	1.00	0.03		—		0.03		(0.03)		—		(0.03)	1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)	1.00
Year Ended October 31, 2009	1.00	0.01		—	*	0.01		(0.01	)*	—	*	(0.01)	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	—	*	—		— *	1.00

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)			Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)

CLASS A SHARES
Year Ended October 31, 2005 (d)	—		$		**	—		—		—
Year Ended October 31, 2006 (e)	0.56%			1		1.06%		3.35%		1.49%
Year Ended October 31, 2007 (f)	0.18%			—		0.72%		2.96%		0.92%
Year Ended October 31, 2008 (j)	—			—		—		—		—
Year Ended October 31, 2009 (g)	0.01	%(k)			**	0.78	%(k)	0.01	%(k)	0.98	%(k)
Six Months Ended April 30, 2010 (Unaudited)	0.00%				**	0.18%		0.21%		0.38%

CLASS C SHARES
Year Ended October 31, 2007 (h)	0.09%			$—		1.34%		2.24%		1.54%
Year Ended October 31, 2008 (j)	—			—		—		—		—
Year Ended October 31, 2009 (j)	—			—		—		—		—
Six Months Ended April 30, 2010 (Unaudited)(j)	—			—		—		—		—

CLASS D SHARES
Year Ended October 31, 2005	1.60%			$11,892		0.57%		1.71%		1.11%
Year Ended October 31, 2006	2.77%			48,502		0.66%		2.76%		0.99%
Year Ended October 31, 2007	3.04%			40,184		0.63%		3.04%		0.83%
Year Ended October 31, 2008	2.13%			69,787		0.46%		2.05%		0.66%
Year Ended October 31, 2009	0.31	%(k)		95,350		0.43	%(k)	0.29	%(k)	0.63	%(k)
Six Months Ended April 30, 2010 (Unaudited)	0.01%			66,436		0.26%		0.02%		0.64%

CLASS I SHARES
Year Ended October 31, 2005 (i)	0.15%		$		**	0.33%		2.11%		0.74%
Year Ended October 31, 2006 (j)	—			—		—		—		—
Year Ended October 31, 2007 (j)	—			—		—		—		—
Year Ended October 31, 2008 (j)	—			—		—		—		—
Six Months Ended April 30, 2010 (Unaudited)(i)	0.01%			—		0.16%		0.09%		0.37%

CLASS Y SHARES
Year Ended October 31, 2005	1.86%			$26,569		0.31%		1.86%		0.87%
Year Ended October 31, 2006	3.02%			12,424		0.39%		2.92%		0.77%
Year Ended October 31, 2007	3.30%			18,936		0.34%		3.31%		0.54%
Year Ended October 31, 2008	2.38%			143,730		0.20%		2.31%		0.40%
Year Ended October 31, 2009	0.55	%(k)		97,789		0.18	%(k)	0.57	%(k)	0.38	%(k)
Six Months Ended April 30, 2010 (Unaudited)	0.04%			32,049		0.18%		0.09%		0.38%

*	Less than $0.005 per share.

**	Less than $500.

(a)	Not annualized for periods less than one year. Total returns do not include redemption charges.

(b)	Annualized for periods less than one year.

(c)	During each period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)	During the period, Class A Shares had no operations. Net Assets at the end of the year represent seed money.

(e)

Class A Shares were operational during a portion of the year only. Amounts reflect performance for the period of the time the class had operations, which was 78 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

(f)

Class A Shares were operational during a portion of the year only. Amounts reflect performance for the period of the time the class had operations, which was 24 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

(g)

Class A Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 262 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

(h)

Class C Shares commenced operations on July 30, 2007 and were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 15 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

(i)

Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of the time the class had operations, which was 27 and 51 days during 2005 and 2010, respectively. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

(j)	During the period, Class I Shares had no operations. The net asset values reflected represent the last day the class had shareholders.

(k)

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.03% and the total return and net investment income ratio would have increased by 0.03%.

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	42

HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investment Transactions		Total from Investment Activities		Net Investment Income	Net Realized Gains from Investments		Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2005	$1.00	0.02		—		0.02		(0.02)	—		(0.02)	$1.00
Year Ended October 31, 2006	1.00	0.04		—		0.04		(0.04)	—		(0.04)	1.00
Year Ended October 31, 2007	1.00	0.05		—		0.05		(0.05)	—		(0.05)	1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00

CLASS B SHARES
Year Ended October 31, 2005	$1.00	0.02		—		0.02		(0.02)	—		(0.02)	$1.00
Year Ended October 31, 2006	1.00	0.04		—		0.04		(0.04)	—		(0.04)	1.00
Year Ended October 31, 2007	1.00	0.05		—		0.05		(0.05)	—		(0.05)	1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00

CLASS C SHARES
Period Ended October 31, 2007 (e)	$1.00	0.04		—		0.04		(0.04)	—		(0.04)	$1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00

CLASS D SHARES
Year Ended October 31, 2005	$1.00	0.02		—		0.02		(0.02)	—		(0.02)	$1.00
Year Ended October 31, 2006	1.00	0.04		—		0.04		(0.04)	—		(0.04)	1.00
Year Ended October 31, 2007	1.00	0.05		—		0.05		(0.05)	—		(0.05)	1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00

CLASS I SHARES
Year Ended October 31, 2005 (f)	$1.00	0.01		—		0.01		(0.01)	—		(0.01)	$1.00
Year Ended October 31, 2006 (g)	1.00	0.02		—		0.02		(0.02)	—		(0.02)	1.00
Year Ended October 31, 2007 (h)	1.00	0.05		—		0.05		(0.05)	—		(0.05)	1.00
Year Ended October 31, 2008	1.00	0.03		—		0.03		(0.03)	—		(0.03)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00

CLASS Y SHARES
Year Ended October 31, 2005	$1.00	0.02		—		0.02		(0.02)	—		(0.02)	$1.00
Year Ended October 31, 2006	1.00	0.04		—		0.04		(0.04)	—		(0.04)	1.00
Year Ended October 31, 2007	1.00	0.05		—		0.05		(0.05)	—		(0.05)	1.00
Year Ended October 31, 2008	1.00	0.03		—		0.03		(0.03)	—		(0.03)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)		Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)

CLASS A SHARES
Year Ended October 31, 2005	2.09%		$725,469		0.73%		2.08%		0.74%
Year Ended October 31, 2006	4.16%		1,287,045		0.72%		4.13%		0.73%
Year Ended October 31, 2007	4.63	%(d)	1,090,807		0.65	%(d)	4.56	%(d)	0.70%
Year Ended October 31, 2008	2.20%		703,712		0.67%		2.29%		0.67%
Year Ended October 31, 2009	0.14	%(i)	574,577		0.52	%(i)	0.14	%(i)	0.72	%(i)
Six Months Ended April 30, 2010 (Unaudited)	0.01%		639,469		0.20%		0.01%		0.66%

CLASS B SHARES
Year Ended October 31, 2005	1.72%		$1		1.32%		1.10%		1.32%
Year Ended October 31, 2006	4.29%		1		1.31%		3.95%		1.32%
Year Ended October 31, 2007	4.76	%(d)	1		1.25	%(d)	4.01	%(d)	1.28%
Year Ended October 31, 2008	1.67%		54		1.29%		1.24%		1.29%
Year Ended October 31, 2009	0.08	%(i)	84		0.54	%(i)	0.08	%(i)	1.30	%(i)
Six Months Ended April 30, 2010 (Unaudited)	0.01%		88		0.20%		0.01%		1.26%

CLASS C SHARES
Period Ended October 31, 2007 (e)	3.79	%(d)	$428		1.20	%(d)	3.78	%(d)	1.25%
Year Ended October 31, 2008	1.59%		101		1.27%		1.28%		1.27%
Year Ended October 31, 2009	0.08	%(i)	229		0.50	%(i)	0.04	%(i)	1.32	%(i)
Six Months Ended April 30, 2010 (Unaudited)	0.01%		179		0.20%		0.01%		1.26%

CLASS D SHARES
Year Ended October 31, 2005	2.24%		$525,937		0.58%		2.21%		0.59%
Year Ended October 31, 2006	4.32%		967,456		0.57%		4.27%		0.58%
Year Ended October 31, 2007	4.79	%(d)	761,155		0.50	%(d)	4.66	%(d)	0.54%
Year Ended October 31, 2008	2.36%		1,438,199		0.52%		1.92%		0.52%
Year Ended October 31, 2009	0.18	%(i)	767,551		0.48	%(i)	0.21	%(i)	0.58	%(i)
Six Months Ended April 30, 2010 (Unaudited)	0.01%		662,431		0.20%		0.01%		0.51%

CLASS I SHARES
Year Ended October 31, 2005 (f)	0.73%			**	0.20%		3.08%		0.24%
Year Ended October 31, 2006 (g)	1.80%		$23,002		0.17%		5.08%		0.23%
Year Ended October 31, 2007 (h)	4.99	%(d)	949,095		0.15	%(d)	4.73	%(d)	0.17%
Year Ended October 31, 2008	2.72%		4,908,887		0.17%		2.23%		0.18%
Year Ended October 31, 2009	0.43	%(i)	8,176,980		0.22	%(i)	0.38	%(i)	0.22	%(i)
Six Months Ended April 30, 2010 (Unaudited)	0.03%		6,606,683		0.16%		0.05%		0.16%

CLASS Y SHARES
Year Ended October 31, 2005	2.50%		$465,996		0.34%		2.49%		0.34%
Year Ended October 31, 2006	4.58%		517,089		0.32%		4.49%		0.33%
Year Ended October 31, 2007	5.05	%(d)	6,267,594		0.26	%(d)	4.78	%(d)	0.28%
Year Ended October 31, 2008	2.61%		6,747,758		0.27%		2.53%		0.27%
Year Ended October 31, 2009	0.32	%(i)	3,370,299		0.33	%(i)	0.38	%(i)	0.33	%(i)
Six Months Ended April 30, 2010 (Unaudited)	0.01%		3,477,893		0.20%		0.01%		0.26%

*	Less than $0.005 per share.

**	Less than $500.

(a)	Not annualized for periods less than one year. Total returns do not include redemption charges.

(b)	Annualized for periods less than one year.

(c)	During each period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.03%, 0.03%, 0.02%, 0.02%, 0.00% and 0.01% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

(e)

Class C Shares commenced operations on November 20, 2006 and were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 346 days during the period.

(f)	Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 89 days during the period.

(g)	Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 136 days during the period.

(h)	Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 357 days during the period.

(i)

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.06% and the total return and net investment income ratio would have increased by 0.06%.

43	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized Gains (Losses) from Investment Transactions		Total from Investment Activities		Net Investment Income	Net Realized Gains from Investments		Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2005	$1.00	0.02		—		0.02		(0.02)	—		(0.02)	$1.00
Year Ended October 31, 2006	1.00	0.04		—		0.04		(0.04)	—		(0.04)	1.00
Year Ended October 31, 2007	1.00	0.04		—		0.04		(0.04)	—		(0.04)	1.00
Year Ended October 31, 2008	1.00	0.01		—		0.01		(0.01)	—		(0.01)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	—		— *	1.00

CLASS B SHARES
Year Ended October 31, 2005	$1.00	0.01		—		0.01		(0.01)	—		(0.01)	$1.00
Year Ended October 31, 2006	1.00	0.03		—		0.03		(0.03)	—		(0.03)	1.00
Year Ended October 31, 2007	1.00	0.04		—		0.04		(0.04)	—		(0.04)	1.00
Year Ended October 31, 2008	1.00	0.01		—		0.01		(0.01)	—		(0.01)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	—		— *	1.00

CLASS C SHARES
Year Ended October 31, 2008 (e)	$1.00	—	*	—		—	*	— *	—		— *	$1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	—		— *	1.00

CLASS D SHARES
Year Ended October 31, 2005	$1.00	0.02		—		0.02		(0.02)	—		(0.02)	$1.00
Year Ended October 31, 2006	1.00	0.04		—		0.04		(0.04)	—		(0.04)	1.00
Year Ended October 31, 2007	1.00	0.04		—		0.04		(0.04)	—		(0.04)	1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	—		— *	1.00

CLASS I SHARES
Year Ended October 31, 2005 (f)	$1.00	0.02		—		0.02		(0.02)	—		(0.02)	$1.00
Year Ended October 31, 2006	1.00	0.04		—		0.04		(0.04)	—		(0.04)	1.00
Year Ended October 31, 2007	1.00	0.05		—		0.05		(0.05)	—		(0.05)	1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	—		— *	1.00

CLASS Y SHARES
Year Ended October 31, 2005	$1.00	0.02		—		0.02		(0.02)	—		(0.02)	$1.00
Year Ended October 31, 2006	1.00	0.04		—		0.04		(0.04)	—		(0.04)	1.00
Year Ended October 31, 2007	1.00	0.05		—		0.05		(0.05)	—		(0.05)	1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00
Six Months Ended April 30, 2010 (Unaudited)	1.00	—	*	—	*	—	*	— *	—		— *	1.00

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)

CLASS A SHARES
Year Ended October 31, 2005	1.89%		$56,307	0.76%		1.84%		0.76%
Year Ended October 31, 2006	3.74%		67,861	0.74%		3.75%		0.77%
Year Ended October 31, 2007	4.19	%(d)	84,355	0.68	%(d)	4.09	%(d)	0.74%
Year Ended October 31, 2008	1.38%		580,458	0.67%		1.06%		0.67%
Year Ended October 31, 2009	0.07%		385,994	0.24%		0.07%		0.66%
Six Months Ended April 30, 2010 (Unaudited)	0.00%		283,715	0.12%		0.01%		0.67%

CLASS B SHARES
Year Ended October 31, 2005	1.29%		$39	1.36%		1.28%		1.36%
Year Ended October 31, 2006	3.12%		40	1.35%		3.09%		1.38%
Year Ended October 31, 2007	3.57	%(d)	41	1.28	%(d)	3.51	%(d)	1.35%
Year Ended October 31, 2008	0.86%		131	1.11%		1.01%		1.28%
Year Ended October 31, 2009	0.07%		60	0.24%		0.07%		1.26%
Six Months Ended April 30, 2010 (Unaudited)	0.00%		55	0.12%		0.01%		1.27%

CLASS C SHARES
Year Ended October 31, 2008 (e)	0.01%		$1,103	0.64%		0.20%		1.26%
Year Ended October 31, 2009	0.07%		7,138	0.22%		0.04%		1.26%
Six Months Ended April 30, 2010 (Unaudited)	0.00%		5,270	0.12%		0.01%		1.27%

CLASS D SHARES
Year Ended October 31, 2005	2.04%		$293,480	0.62%		2.08%		0.62%
Year Ended October 31, 2006	3.90%		302,637	0.60%		3.85%		0.62%
Year Ended October 31, 2007	4.34	%(d)	297,120	0.53	%(d)	4.28	%(d)	0.59%
Year Ended October 31, 2008	1.53%		937,905	0.52%		1.33%		0.52%
Year Ended October 31, 2009	0.07%		955,652	0.23%		0.06%		0.51%
Six Months Ended April 30, 2010 (Unaudited)	0.00%		738,153	0.11%		0.01%		0.52%

CLASS I SHARES
Year Ended October 31, 2005 (f)	2.02%		$30,518	0.20%		2.62%		0.26%
Year Ended October 31, 2006	4.37%		6,521	0.19%		4.12%		0.27%
Year Ended October 31, 2007	4.74	%(d)	73,460	0.15	%(d)	4.38	%(d)	0.22%
Year Ended October 31, 2008	1.90%		3,771,262	0.16%		1.26%		0.16%
Year Ended October 31, 2009	0.14%		3,322,962	0.16%		0.14%		0.16%
Six Months Ended April 30, 2010 (Unaudited)	0.01%		1,537,469	0.11%		0.01%		0.16%

CLASS Y SHARES
Year Ended October 31, 2005	2.30%		$47,804	0.36%		2.13%		0.36%
Year Ended October 31, 2006	4.16%		42,934	0.35%		4.07%		0.37%
Year Ended October 31, 2007	4.60	%(d)	41,256	0.27	%(d)	4.34	%(d)	0.32%
Year Ended October 31, 2008	1.78%		1,364,310	0.27%		1.34%		0.27%
Year Ended October 31, 2009	0.08%		996,309	0.22%		0.08%		0.26%
Six Months Ended April 30, 2010 (Unaudited)	0.00%		1,037,966	0.12%		0.01%		0.27%

*	Less than $0.005 per share.

(a)	Not annualized for periods less than one year. Total returns do not include redemption charges.

(b)	Annualized for periods less than one year.

(c)	During each period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.01%, 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

(e)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 26 days during the period.

(f)	Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 280 days during the period.

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	44

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited)

1.	Organization:

          HSBC Investor Funds (the “Trust’’), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act’’), as an open-end management investment company. As of April 30, 2010, the Trust is comprised of 15 separate operational funds, each a series of the HSBC Investor Family of Funds. The accompanying financial statements are presented for the following 6 funds (individually a “Fund,’’ collectively the “Funds’’):

Fund	Short Name

HSBC Investor California Tax-Free Money Market Fund	California Tax-Free Money Market Fund
HSBC Investor New York Tax-Free Money Market Fund	N.Y. Tax-Free Money Market Fund
HSBC Investor Prime Money Market Fund	Prime Money Market Fund
HSBC Investor Tax-Free Money Market Fund	Tax-Free Money Market Fund
HSBC Investor U.S. Government Money Market Fund	U.S. Government Money Market Fund
HSBC Investor U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund

All the Funds are diversified funds. Each Fund is a part of the HSBC Investor Family of Funds.

Financial statements for all other funds of HSBC Investor Family of Funds are published separately.

          The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Funds are authorized to issue six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares and Class Y Shares. In addition, the Prime Money Market Fund, Tax-Free Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund are authorized to issue Class I Shares. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC’’) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class A, Class D, Class E, Class I or Class Y Shares of the Funds. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges. As of April 30, 2010, Class E Shares were not operational.

          Under the Trust’s organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust expects the risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Securities Valuation:

          Investments of the Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund holding the instrument would receive if it sold the instrument. The fair value of securities in the Funds can be expected to vary with changes in prevailing interest rates. Investments in other money market funds are priced at net asset value as reported by such companies.

45	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

Investment Transactions and Related Income:

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Restricted and Illiquid Securities:

          A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act’’) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees. Therefore, not all restricted securities are considered illiquid. At April 30, 2010, the Funds did not hold any restricted securities that were deemed illiquid.

Repurchase Agreements:

          The Funds (except U.S. Treasury Money Market Fund) may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer’’ (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The U.S. Treasury Money Market Fund may temporarily invest in repurchase agreements collateralized by U.S. Treasury Obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Allocations:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all funds within the HSBC Investor Family of Funds in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

          Dividends to shareholders from net investment income are declared daily and paid monthly from each Fund. Dividends to shareholders from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

          The character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

HSBC INVESTOR FAMILY OF FUNDS	46

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

          Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

New Accounting Pronouncements:

          In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements. New disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 roll forward of activity in fair value measurements is effective for interim and fiscal periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of this update will have on the Trust’s financial statements and related disclosures.

3.	Investment Valuation Summary:

          The valuation techniques employed by the Funds, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1: quoted prices in active markets for identical assets

•	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of April 30, 2010 in valuing the Funds’ investments based upon the three levels defined above:

	LEVEL 1	LEVEL 2	LEVEL 3	Total

California Tax-Free Money Market Fund
Investment Securities:(+)
Commercial Paper and Notes	$—	$10,600,000	$—	$10,600,000
Municipal Bonds	—	2,521,686	—	2,521,686
Variable Rate Demand Notes	—	26,945,000	—	26,945,000
Investment Companies	710,174	—	—	710,174

Total Investment Securities	$710,174	$40,066,686	$—	$40,776,860

New York Tax-Free Money Market Fund
Investment Securities:(+)
Tax-Free Notes and Commercial Paper	$—	$23,500,000	$—	$23,500,000
Variable Rate Demand Notes	—	463,394,000	—	463,394,000
Municipal Bonds	—	21,629,547	—	21,629,547
Investment Companies	11,805,757	—	—	11,805,757

Total Investment Securities	$11,805,757	$508,523,547	$—	$520,329,304

47	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

	LEVEL 1	LEVEL 2	LEVEL 3	Total

Prime Money Market Fund
Investment Securities:(+)
Certificates of Deposit	$—	$2,773,150,526	$—	$2,773,150,526
Corporate Obligations	—	570,098,447	—	570,098,447
Commercial Paper and Notes	—	2,664,956,943	—	2,664,956,943
Municipal Bonds	—	166,255,000	—	166,255,000
Repurchase Agreements	—	460,000,000	—	460,000,000
Variable Rate Demand Notes	—	334,460,000	—	334,460,000
Time Deposits	—	956,250,975	—	956,250,975
U.S. Government and Government Agency Obligations	—	384,967,169	—	384,967,169
U.S. Treasury Obligations	—	299,829,186	—	299,829,186

Total Investment Securities	$—	$8,609,968,246	$—	$8,609,968,246

Tax-Free Money Market Fund
Investment Securities:(+)
Commercial Paper and Notes	$—	$18,575,000	$—	$18,575,000
Municipal Bonds	—	52,972,269	—	52,972,269
Variable Rate Demand Notes	—	13,625,000	—	13,625,000
Investment Companies	3,212,647	—	—	3,212,647

Total Investment Securities	$3,212,647	$85,172,269	$—	$88,384,916

U.S. Government Money Market Fund
Investment Securities:(+)
U.S. Government and Government Agency Obligations	$—	$4,243,770,376	$—	$4,243,770,376
U.S. Treasury Obligations	—	49,958,906	—	49,958,906
Repurchase Agreements	—	7,190,000,000	—	7,190,000,000

Total Investment Securities	$—	$11,483,729,282	$—	$11,483,729,282

U.S. Treasury Money Market Fund
Investment Securities:(+)
U.S. Treasury Obligations	$—	$3,602,862,822	$—	$3,602,862,822

Total Investment Securities	$—	$3,602,862,822	$—	$3,602,862,822

(+)	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

4.	Related Party Transactions and Other Agreements and Plans: Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Agreement. For its services as investment adviser, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at an annual rate of 0.10%.

          HSBC also provides operational support services to the Funds pursuant to an Operational Support Services Agreement. For its services in this capacity, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class Y Shares, at an annual rate of:

HSBC INVESTOR FAMILY OF FUNDS	48

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

Fund	Fee Rate

California Tax-Free Money Market Fund	0.10%
N.Y. Tax-Free Money Market Fund	0.05%
Prime Money Market Fund	0.10%
Tax-Free Money Market Fund	0.10%
U.S. Government Money Market Fund	0.10%
U.S. Treasury Money Market Fund	0.10%

          The Bank of New York Mellon (the “Servicer”) provides recordkeeping, reporting and processing services to the Prime Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund, Class I Shares. The Servicer is paid by the Investment Adviser from its profits and not by the Funds, for these services.

Administration:

          HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC received from the Funds (as well as other funds in the HSBC Investor Family of Funds) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 billion	0.0550%
In excess of $10 billion but not exceeding $20 billion	0.0350%
In excess of $20 billion but not exceeding $50 billion	0.0275%
In excess of $50 billion	0.0250%

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets for each class, subject to certain allocations in cases where one fund invests some or all of its assets in another fund. An amount equal to 50% of the administration fees is deemed to be class specific.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio’’), a wholly-owned subsidiary of Citigroup, Inc., serves as Sub-Administrator for the Trusts and the HSBC Investor Family of Funds, subject to the general supervision of the Trust’s Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC. During the period ended April 30, 2010, Citi Ohio voluntarily reduced its sub-administration fees by $105,011. During the period ended April 30, 2010, HSBC voluntarily reduced its administration fees by $254,288.

          Under a Compliance Services Agreement between the Trust and Citi Ohio (the “CCO Agreement’’), Citi Ohio makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $134,557 for the period ended April 30, 2010, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.’’ Citi Ohio pays the salary and other compensation earned by individuals performing these services, as employees of Citi Ohio.

Distribution Arrangements:

          Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor’’). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, 1.00% and 0.25% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), Class C Shares (currently charging 0.75%) and Class D Shares (currently not being charged) of the Funds, respectively. As of the most recent fiscal period end, Foreside, as Distributor, also received $284,730, $198,003 and $19,382 in commissions from sales of HSBC Investor Family of Funds, for Class A Shares, Class B Shares and Class C Shares, respectively, of which $30, $6 and $— were reallocated to HSBC-affiliated brokers and dealers for Class A Shares, Class B Shares and Class C Shares, respectively. Expenses reduced during the period ended April 30, 2010 are reflected on the Statements of Operations as “Fees reduced by Distributor.”

49	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

Shareholder Servicing:

          The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.60%, 0.25%, 0.25%, 0.25% and 0.10% of the average daily net assets of Class A Shares (currently charging 0.40%), Class B Shares, Class C Shares, Class D Shares and Class E Shares of the Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.85%, 1.00%, 1.00%, 0.50% and 0.10% annually of each Fund’s average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class E Shares, respectively. Expenses reduced during the period ended April 30, 2010 are reflected on the Statements of Operations as “Fees reduced by Shareholder Servicing Agent.”

Fund Accounting, Transfer Agent and Trustees:

          Citi Ohio provides fund accounting and transfer agency services for each fund of the HSBC Investor Family of Funds. As transfer agent, Citi Ohio receives a fee based on the number of funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant, Citi Ohio receives an annual fee per fund and share class, subject to certain minimums and reimbursement of certain expenses.

          Each non-interested Trustee is compensated with a $60,000 annual Board retainer for service as a Trustee of the Trust and the other HSBC Investor Funds, as well as a $3,000 annual retainer for each Committee of the Board of the Trust and other HSBC Investor Funds. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

Fee Reductions:

          The Investment Adviser has agreed to contractually limit through March 1, 2011 the annual total expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, of the California Tax-Free Money Market Fund, Prime Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

Fund	Class	Contractual Expense Limitations

California Tax-Free Money Market Fund	A	0.80%
California Tax-Free Money Market Fund	B	1.40%*
California Tax-Free Money Market Fund	C	1.40%
California Tax-Free Money Market Fund	D	0.65%
California Tax-Free Money Market Fund	E	0.35%**
California Tax-Free Money Market Fund	Y	0.40%
Prime Money Market Fund	E	0.25%**
Prime Money Market Fund	I	0.20%
U.S. Government Money Market Fund	E	0.25%**
U.S. Government Money Market Fund	I	0.20%
U.S. Treasury Money Market Fund	E	0.25%**
U.S. Treasury Money Market Fund	I	0.20%

*	The California Tax-Free Money Market Fund Class B Shares have not commenced operations as of April 30, 2010.
**	As of April 30, 2010, Class E Shares were not operational.

          Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the period ended April 30, 2010, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of April 30, 2010, the repayments that may potentially be made by the Funds are as follows:

Fund	2010($)*

U.S. Government Money Market Fund	6,689

*	The year listed above the amounts is the fiscal year ending which the amounts will no longer be recoupable.

HSBC INVESTOR FAMILY OF FUNDS	50

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

          The Administrator and Citi Ohio may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, the Administrator and Investment Adviser may waive/reimburse additional fees at their discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi Ohio are reported separately on the Statements of Operations, as applicable.

          The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Expenses reduced during the period ended April 30, 2010 are reflected on the Statements of Operations as “Fees Reduced by Custody Credits.”

5.	Concentration of Credit Risk:

          The California Tax-Free Money Market Fund and N.Y. Tax-Free Money Market Fund invest primarily in debt obligations issued by the State of California and the State of New York, respectively, and their respective political subdivisions, agencies and public authorities. The Funds are more susceptible to economic and political factors adversely affecting issuers of California and New York municipal securities than are municipal money market funds that are not concentrated in these issuers to the same extent.

6.	Federal Income Tax Information:

          At April 30, 2010, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost ($)	Tax Unrealized Appreciation ($)	Tax Unrealized Depreciation ($)	Net Unrealized Appreciation/ (Depreciation) ($)

California Tax-Free Money Market Fund	40,776,860	—	—	—
New York Tax-Free Money Market Fund	520,329,304	—	—	—
Prime Money Market Fund	8,609,968,246	—	—	—
Tax-Free Money Market Fund	88,384,916	—	—	—
U.S. Government Money Market Fund	11,483,729,282	—	—	—
U.S Treasury Money Market Fund	3,602,867,238	—	(4,416)	(4,416)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to: tax-deferral of losses on wash sales,

The tax character of dividends paid by the Funds as of latest tax year ended October 31, 2009 was as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Gains	Total Taxable Dividends	Tax Exempt Distributions	Total Dividends Paid**

California Tax-Free Money Market Fund	$—	$—	$—	$314,207	$314,207
New York Tax-Free Money Market Fund	14,699	—	14,699	5,594,422	5,609,121
Prime Money Market Fund	69,404,711	—	69,404,711	—	69,404,711
Tax-Free Money Market Fund	717	2	719	1,543,185	1,543,904
U.S. Government Money Market Fund	65,922,133	—	65,922,133	—	65,922,133
U.S Treasury Money Market Fund	10,236,049	—	10,236,049	—	10,236,049

*	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

51	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

As of latest tax year ended October 31, 2009, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable(2)	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)

California Tax-Free Money Market Fund	$—	$3,772	$—	$3,772	$(3,736)	$(2,925)	$—	$(2,889)
New York Tax-Free Money Market Fund	—	—	—	—	(13,403)	—	—	(13,403)
Prime Money Market Fund	863,638	—	—	863,638	(898,732)	(374,192)	—	(409,286)
Tax-Free Money Market Fund	—	18,501	—	18,501	(18,451)	—	—	50
U.S. Government Money Market Fund	2,325,217	—	—	2,325,217	(962,661)	—	—	1,362,556
U.S Treasury Money Market Fund	107,741	—	—	107,741	(103,495)	(75,493)	—	(71,247)

          As of latest tax year ended October 31, 2009, the following Funds have net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Amount	Expires

California Tax-Free Money Market Fund	$24	2014
California Tax-Free Money Market Fund	2,900	2016
California Tax-Free Money Market Fund	1	2017
Prime Money Market Fund	374,192	2016
U.S. Treasury Money Market Fund	75,493	2017

During the latest tax year ended October 31, 2009, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Amount

Prime Money Market Fund	$3,584,834

7.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS’’), a subsidiary of the BISYS Group, Inc., reached a settlement (the “Settlement”) with the Securities and Exchange Commission (the “SEC’’) regarding the SEC’s investigation related to the past payment by BISYS of certain marketing and other expenses with respect to certain of its mutual fund clients (the “Covered Clients”), including the Funds. A plan of distribution (“Fair Fund Plan”) was established in accordance with the Settlement for purposes of collecting and distributing settlement monies (“Settlement Monies”) to the Covered Clients. The payment of Settlement Monies to the Funds will be made on a date to be approved by the SEC, and the impact of such payments to the total return, net expense ratio and net income ratio of each Fund will be disclosed in the Financial Highlights after the date of payment.

HSBC INVESTOR FAMILY OF FUNDS	52

HSBC INVESTOR FAMILY OF FUNDS

Investment Advisor Contract Approval (Unaudited)

          Section 15(c) of the Investment Company Act of 1940, as amended (“1940 Act”), generally requires that a mutual fund’s board of trustees, including a majority of trustees who are not parties to the fund’s investment advisory agreement or “interested persons” of the fund, as defined in the 1940 Act (“Independent Trustees”), review and approve the fund’s investment advisory agreement or agreements on an annual basis.

          The Boards of Trustees (collectively, “Board”) of HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios (the “Trusts”) and the Contracts and Expense Committee thereof, which consists exclusively of the Independent Trustees of the Trusts (the “Committee”), met in December 2009 to consider: (i) the approval of the continuation of the Investment Advisory Agreements and related Supplements (“Advisory Contracts”) between each of the Trusts and the Adviser and the Investment Sub-Advisory Agreements between the Adviser and each Sub-Adviser (“Sub-Advisory Contracts”) with respect to the operational series of the Trusts (the “Existing Funds”), (ii) the initial approval of the Advisory Contract and of a Sub-Advisory Contract with respect to the HSBC Investor Global Emerging Markets Local Debt Fund and the HSBC Investor Global Emerging Markets Fixed Income Fund (collectively, the “GEM Funds”), each a series of HSBC Investor Funds, and (iii) other ancillary agreements with respect to the Existing Funds and the GEM Funds (collectively, “Funds”) to which the Adviser is a party that provide for different administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (collectively, the “Agreements”).

          Prior to the meetings, the Trustees requested, received and reviewed the information they thought reasonably necessary to evaluate the terms of the Agreements. This information included, among other things, information about: (i) the services the Adviser and Sub-Advisers provide to the Funds; (ii) personnel who provide such services; (iii) the investment performance for each Existing Fund; (iv) trading practices of the Adviser and Sub-Advisers; (iv) fees received or to be received by the Adviser and Sub-Advisers with respect to each Fund; (v) the total expense ratio of each Existing Fund; (vi) the profitability of the Adviser and certain of the Sub-Advisers; and (vii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trust and to the Independent Trustees were present at each Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process, and all Trustees received advice regarding their fiduciary obligations under Section 15(c) of the 1940 Act.

          On December 4, 2009, the Committee convened and its members reviewed and discussed information provided in advance of and at the meeting, including (among other things): (i) the results of the annual compliance review of the Adviser and Sub-Advisers; (ii) the Funds’ investment performance over varying periods of time; (iii) the fees of the Funds in comparison with other similar funds, based on materials provided by the Adviser from a database compiled by Lipper Inc.; (iv) the nature, quality and extent of and fees paid for administrative services provided by the Adviser; and (v) factors particular to the Funds that are money market funds. At the conclusion of this meeting, the Trustees requested certain additional information from the Adviser, including information about how the Adviser provides administrative services, differences in the advisory services provided to the money market mutual funds and separately managed accounts advised by the Adviser and fees waived by the Adviser with respect to the money market funds.

          The Committee also convened in a meeting held on December 14th and 15th. At this meeting, the Committee reviewed its prior deliberations in light of: (i) the Adviser’s responses to the Committee’s requests for additional information and (ii) presentations from the Adviser and Sub-Advisers, including information about the performance of the Sub-Adviser proposed for the GEM Funds with respect to other accounts it manages, and considered, among other things, the profitability of the Adviser and the performance of the Adviser’s Multimanager Unit. Based on its deliberations, the Committee determined to make a recommendation to the Board of the Trusts to approve or approve the continuation of each Advisory Agreement, as appropriate.

          The Board of the Trusts, including the Independent Trustees, also met in-person on December 14th and 15th, 2009. At this meeting, the Board reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the deliberations and recommendation of the Committee. As a result of this process, the Trustees and Independent Trustees determined with respect to each of the Funds, as appropriate: (i) that the initial approval or continuation of the Agreements with respect to the Fund was consistent with the best interests of the Fund and its shareholders and (ii) to approve or approve the continuation of the Agreements with respect to the Fund. The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to the

53	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Investment Advisor Contract Approval (Unaudited) (continued)

Funds. The Board considered the quality and experience of the Adviser’s personnel who provide management services to the Funds. With respect to the equity Funds, the Trustees considered the capabilities and performance of the Adviser’s Multimanager unit. The Trustees also took note of the long-term relationship between the Adviser and the Funds and the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. In addition, the Board considered the Adviser’s performance in fulfilling its responsibilities for overseeing the Funds’ compliance environment and for overseeing the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives. The Board also considered the Adviser’s reputation and financial condition, as well as how the Adviser’s investment disciplines had fared during the market volatility of the preceding year.

With respect to the administrative support services that the Adviser provides to the Funds, the Trustees considered the nature, quality and extent of these services, including the Adviser’s oversight and management of the Funds’ other service providers, and the fees payable to the Adviser and to other entities under the Adviser’s supervision that provide administrative services to the Trusts.

The Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide or would provide to their respective Funds. In this regard, the Board considered the Sub-Advisers’ portfolio management teams, experience, and the quality of their compliance programs, as well as how the Sub-advisers’ investment disciplines had fared during the market volatility of the preceding year.

The Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers.

Investment Performance of the Funds, Adviser and Sub-Advisers. The Trustees considered the short-term and long-term investment performance of each Existing Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. The Trustees noted that the Existing Funds generally had strong performance records. In instances where it was noted that a Fund’s performance was not strong on a relative basis, the Trustees considered the Adviser’s representation as to steps it was taking to address the issue. The Trustees also considered representations of the Adviser regarding the relative performance of the portfolio management team proposed for the GEM Funds. The Trustees concluded that the investment performance presented supported the continuation or initial approval of the Agreements, as appropriate, with respect to each Fund.

Costs of Services and Profits Realized by the Adviser. The Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. In this regard, the Trustees compared Fund expenses to those of similar funds, noting that the Funds’ expenses generally compare favorably with industry averages for other funds.

The Trustees considered the Adviser’s profitability and costs, including an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Trustees considered the advisory fees under the Trusts’ Advisory Contracts and compared those fees to the fees of similar funds, which had been provided by the Adviser from a database compiled by Lipper Inc. The Trustees determined that the Funds had competitive advisory fees with those of similar funds, noting the resources, expertise and experience that the Adviser provided to the Funds. The Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships. In this regard, the Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

With respect to the administrative support services provided by the Adviser, the Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds.

The Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. The Trustees also considered certain information on profitability provided by certain of the Sub-Advisers.

The Trustees concluded that the combined advisory fees payable to the Adviser and the Funds’ Sub-Advisers are fair and reasonable in light of the factors set forth above.

Other Relevant Considerations. The Board also considered the extent to which the Adviser and Sub-Advisers had

HSBC INVESTOR FAMILY OF FUNDS	54

HSBC INVESTOR FAMILY OF FUNDS

Investment Advisor Contract Approval (Unaudited) (continued)

achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce the overall operating expenses of those Funds. The Trustees also considered the financial commitment the Adviser had made over the prior year to maintain a positive yield for the series of the Trust that are money market funds. The Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

          Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved or approved the continuation of each Agreement.

55	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of April 30, 2010

          As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases and redemptions of shares: (2) ongoing costs, including management fees; distribution; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (“Funds”) and to compare the cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 through April 30, 2010.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Expenses Paid During Period* 11/1/09 – 4/30/10	Annualized Expense Ratio During Period 11/1/09 – 4/30/10

California Tax-Free Money Market Fund	Class A Shares	$1,000.00	$1,000.10	$1.24	0.25%
	Class D Shares	1,000.00	1,000.00	1.24	0.25%
	Class Y Shares	1,000.00	1,000.10	1.14	0.23%
New York Tax-Free Money Market Fund	Class A Shares	1,000.00	1,000.10	1.09	0.22%
	Class B Shares	1,000.00	1,000.10	1.04	0.21%
	Class D Shares	1,000.00	1,000.10	1.04	0.21%
	Class Y Shares	1,000.00	1,000.10	1.04	0.21%
Prime Money Market Fund	Class A Shares	1,000.00	1,000.10	1.24	0.25%
	Class B Shares	1,000.00	1,000.10	1.24	0.25%
	Class C Shares	1,000.00	1,000.10	1.24	0.25%
	Class D Shares	1,000.00	1,000.10	1.24	0.25%
	Class I Shares	1,000.00	1,000.50	0.79	0.16%
	Class Y Shares	1,000.00	1,000.10	1.24	0.25%
Tax-Free Money Market Fund	Class A Shares	1,000.00	1,000.00	0.89	0.18%
	Class D Shares	1,000.00	1,000.10	1.29	0.26%
	Class I Shares**	1,000.00	1,000.10	0.22	0.16%
	Class Y Shares	1,000.00	1,000.40	0.89	0.18%
U.S. Government Money Market Fund	Class A Shares	1,000.00	1,000.10	0.99	0.20%
	Class B Shares	1,000.00	1,000.10	0.99	0.20%
	Class C Shares	1,000.00	1,000.10	0.99	0.20%
	Class D Shares	1,000.00	1,000.10	0.99	0.20%
	Class I Shares	1,000.00	1,000.30	0.79	0.16%
	Class Y Shares	1,000.00	1,000.10	0.99	0.20%
U.S. Treasury Money Market Fund	Class A Shares	1,000.00	1,000.00	0.60	0.12%
	Class B Shares	1,000.00	1,000.00	0.60	0.12%
	Class C Shares	1,000.00	1,000.00	0.60	0.12%
	Class D Shares	1,000.00	1,000.00	0.55	0.11%
	Class I Shares	1,000.00	1,000.10	0.55	0.11%
	Class Y Shares	1,000.00	1,000.00	0.60	0.12%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

**

Expenses are equal to the Tax-Free Money Market Fund Class I Shares annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period operational from November 1, 2009 to April 30, 2010 divided by the number of days in the fiscal year.

HSBC INVESTOR FAMILY OF FUNDS	56

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of April 30, 2010 (continued)

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchases and redemption of shares, if applicable. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Expenses Paid During Period* 11/1/09 – 4/30/10	Annualized Expense Ratio During Period 11/1/09 – 4/30/10

California Tax-Free Money Market Fund	Class A Shares	$1,000.00	$1,023.55	$1.25	0.25%
	Class D Shares	1,000.00	1,023.55	1.25	0.25%
	Class Y Shares	1,000.00	1,023.65	1.15	0.23%
New York Tax-Free Money Market Fund	Class A Shares	1,000.00	1,023.70	1.10	0.22%
	Class B Shares	1,000.00	1,023.75	1.05	0.21%
	Class D Shares	1,000.00	1,023.75	1.05	0.21%
	Class Y Shares	1,000.00	1,023.75	1.05	0.21%
Prime Money Market Fund	Class A Shares	1,000.00	1,023.55	1.25	0.25%
	Class B Shares	1,000.00	1,023.55	1.25	0.25%
	Class C Shares	1,000.00	1,023.55	1.25	0.25%
	Class D Shares	1,000.00	1,023.55	1.25	0.25%
	Class I Shares	1,000.00	1,024.00	0.80	0.16%
	Class Y Shares	1,000.00	1,023.55	1.25	0.25%
Tax-Free Money Market Fund	Class A Shares	1,000.00	1,023.90	0.90	0.18%
	Class D Shares	1,000.00	1,023.51	1.30	0.26%
	Class I Shares**	1,000.00	1,024.00	0.80	0.16%
	Class Y Shares	1,000.00	1,023.90	0.90	0.18%
U.S. Government Money Market Fund	Class A Shares	1,000.00	1,023.80	1.00	0.20%
	Class B Shares	1,000.00	1,023.80	1.00	0.20%
	Class C Shares	1,000.00	1,023.80	1.00	0.20%
	Class D Shares	1,000.00	1,023.80	1.00	0.20%
	Class I Shares	1,000.00	1,024.00	0.80	0.16%
	Class Y Shares	1,000.00	1,023.80	1.00	0.20%
U.S. Treasury Money Market Fund	Class A Shares	1,000.00	1,024.20	0.60	0.12%
	Class B Shares	1,000.00	1,024.20	0.60	0.12%
	Class C Shares	1,000.00	1,024.20	0.60	0.12%
	Class D Shares	1,000.00	1,024.25	0.55	0.11%
	Class I Shares	1,000.00	1,024.25	0.55	0.11%
	Class Y Shares	1,000.00	1,024.20	0.60	0.12%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

**

Expenses are equal to the Tax-Free Money Market Fund Class I Shares annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period). Information shown reflects values using the expense ratios for the 51 days of operations during the period, and has been annualized to reflect values for the period November 1, 2009 to April 30, 2010.

57	HSBC INVESTOR FAMILY OF FUNDS

Other Information:

          Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

          (i) The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC INVESTOR FAMILY OF FUNDS	58

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HSBC INVESTOR FAMILY OF FUNDS:	CUSTODIAN
The Northern Trust Company
INVESTMENT ADVISER AND ADMINISTRATOR	50 South LaSalle Street
HSBC Global Asset Management (USA) Inc.	Chicago, IL 60603
452 Fifth Avenue
New York, NY 10018	INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
SHAREHOLDER SERVICING AGENTS	KPMG LLP
For HSBC Bank USA, N.A. and	191 West Nationwide Blvd., Suite 500
HSBC Securities (USA) Inc. Clients:	Columbus, OH 43215
HSBC Bank USA, N.A.
452 Fifth Avenue	LEGAL COUNSEL
New York, NY 10018	Dechert LLP
1-888-525-5757	1775 I Street, N.W.
Washington, D.C. 20006
For All Other Shareholders:
HSBC Investor Funds
P.O. Box 182845
Columbus, OH 43218-2845
1-800-782-8183

TRANSFER AGENT
Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, Ohio 43230-3202

The HSBC Investor Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED           — NO BANK GUARANTEE          — MAY LOSE VALUE

HSB-0009	6/10

HSBC Global Asset Management (USA) Inc.

April 30, 2010

HSBC World Selection Funds

Semi-Annual Report

Aggressive Strategy Fund

Balanced Strategy Fund

Moderate Strategy Fund

Conservative Strategy Fund

HSBC World Selection Funds
Semi-Annual Report - April 30, 2010

(This Page Intentionally Left Blank)

Glossary of Terms

Barclays Capital Intermediate U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade issues with maturities between three- and ten-years.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes Emerging Markets debt.

Barclays Capital U.S. Corporate High-Yield Bond Index, 2% Capped is an unmanaged market value-weighted index which covers the universe of fixed rate, non-investment grade debt.

Citigroup U.S. Domestic 3-Month U.S. Treasury Bill Index is an unmanaged index of three-month Treasury bills.

Citigroup U.S. High Yield Market Capped Index, the “U.S. High Yield Market Capped Index” uses the U.S. High-Yield Market Index as its foundation, imposing a cap on the par amount of each issuer in order to limit the impact of large issuers while retaining the characteristics of the issuer’s distribution across different maturities. The U.S. High-Yield Market Index is an index that captures the performance of below-investments-grade debt issued by corporations domiciled in the United States or Canada.

Merrill Lynch U.S. High Yield Master II Index is an unmanaged index which measures the performance of the broad high yield market.

Group of 20 (G-20) Finance Ministers and Central Bank Governors was established in 1999 to bring together systemically important industrialized and developing economies to discuss key issues in the global economy.

MSCI EAFE Index (Europe, Australasia, Far East) which is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index currently consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell 1000® Growth Index is an unmanaged index which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index is an unmanaged index which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index is an unmanaged index which measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500™ Growth Index is an unmanaged index which measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index that is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	3

Chairman’s Message

June 3, 2010

To Our Shareholders:

Some calm prevailed in the U.S. financial markets in the first half of our current fiscal year. Signs of economic recovery, which included tentative upticks in consumer spending, housing, and continued very low interest rates soothed investors. After the tumult of the past two-plus years, this tranquility was most welcome. Then, however, the specter of sovereign defaults in the Southern Eurozone countries sparked a significant global sell-off in risk assets and a decline in the Euro, the countries’ common currency.

It reminded us again both of how inter-connected the world economy and markets truly are and of the importance of a global view even if one’s focus is largely on the U.S. market. One of your board’s most important duties is to monitor and analyze fund performance. We are immeasurably aided in this effort by the global MultiManager team of the Funds’ investment adviser, HSBC Global Asset Management (USA), Inc. With staff deployed around the world, they are equipped to assay events like those in the Eurozone area, to find and monitor superior managers, and to translate that into advantage for our fund offerings. In the section labeled “Finding the World’s Most Talented Investment Managers” we describe this valuable resource, which we believe significantly distinguishes our Funds from our competitors’.

Total assets in our Funds have declined slightly—a not-unexpected consequence of record low yields and investors’ somewhat renewed appetite for risk. Total assets declined to $24.9 billion at April 30, 2010, from $31.1 billion six months earlier, paced by a decline in our money market funds to $24.3 billion from $30.5 billion over the same period. Our investment advisor and service providers continue to waive a portion of their fees associated with the money market funds in order to limit expenses and maintain a competitive yield on these funds; these waivers amounted to approximately $13 million for the six months ended April 30, 2010.

Assets in our “long-term” funds, which include the HSBC World Selection Funds and the HSBC Investor equity funds, increased to $568.6 million as of April 30, 2010, from $521.0 million six months earlier. This increase reflects both shareholder activity and the change in value of the Funds’ investments. In general, the Funds performed very well. Of our five equity funds, three were in the top quartile of comparable funds, as measured by Lipper, Inc. for the five year period ended April 30, 2010. The four World Selection Funds converted from the previous LifeLine Funds with new asset allocation models and new underlying investments on January 19, 2010. Performance comparisons for the brief period of time from that date through April 30 are largely irrelevant, but all four funds posted positive returns for this brief period. More information on your funds’ performance is presented in the portfolio managers’ letters in this report.

Our annual report referred to the Jones v Harris Associates case that was then before the U.S. Supreme Court. We were pleased that in its ruling the Court essentially upheld the 25 year-old Gartenberg standard, which confirms the right of boards to set advisory fees.

In the regulatory area, the Securities and Exchange Commission (“SEC”) recently adopted several important amendments to Rule 2a-7, which governs money market funds. The changes, which relate in part to portfolio liquidity and increased transparency for investment holdings, are designed to help ensure that money market funds can meet redemption requirements, especially in a systemic crisis like that which afflicted The Reserve Fund in September 2008, causing it to “break the buck” and delay redemptions. The amendments also afford money market funds and their boards additional tools to help deal with such extraordinary circumstances. We are pleased to report that HSBC Global Asset Management, the investment advisor to the HSBC Investor money market funds, adopted internal investment policies that comply with the SEC’s new liquidity requirements in early 2009—well before they became law.

Also in the regulatory area, the SEC’s mutual fund chief has urged fund companies to consider enhancing their communications with shareholders, a directive we strongly support; we welcome shareholders’ input and suggestions on how we might do so. The SEC also has signaled its intent to review Rule 12b-1, which permits mutual funds to use a portion of their assets to promote sales of fund shares. We support this move and look forward to the Commission’s review.

4	HSBC INVESTOR FAMILY OF FUNDS

Chairman’s Message (continued)

The advisor’s Chief Executive Officer recently retired from HSBC Global Asset Management (USA) Inc. and the Funds’ board of trustees. In light of this development, the independent trustees in April decided to keep the board at its current composition of six independent members.

Those of us who have managed money ourselves and served as fund directors for many years, evaluating the performance of our advisor and sub-advisors, are constantly reminded of how very hard it is to sustain superior investment performance—and how important it is to assure that above average results are being obtained without undue risk.

We believe that we have a great team of investment professionals working on your behalf and pledge our very best effort in seeing that they do their best for you.

Cordially,

Michael Seely
Chairman, HSBC Investor Funds

Finding the World’s Most Talented Investment Managers

Investors are faced with numerous decisions and literally thousands of choices when building their investment portfolio. Allocating among asset classes, investing directly in a security or selecting to invest in a fund, and choosing the right investment manager(s) are just a few of the decisions investors have to make.

Successfully choosing among thousands of available investment managers is particularly challenging. It requires expertise, knowledge and continuous access to information. As a result, many investors are turning to professionals to select their investment managers, including their financial advisors and full-time “multimanager” research teams.

HSBC Multimanager

Multimanager investment professionals research and recommend asset management firms on a full-time basis. They typically analyze numerous important factors, such as philosophy, process, team tenure, risk profiles and performance in order to recommend sound, talented investment management firms and teams.

HSBC Multimanager, the dedicated team of specialists within HSBC Global Asset Management, advises the HSBC Investor Equity Funds and the HSBC World Selection Funds. This team is comprised of more than 50 investment professionals in 12 locations around the world*. The members of the Multimanager team focus on specific markets to identity optimal managers within globally diversified portfolios.

HSBC Multimanager evaluates each manager’s investment process and the way it is implemented, using both quantitative and qualitative criteria. They aim to select managers with clearly identifiable skills that give them an advantage over their peers. The team also seeks managers that complement each other in a diversified portfolio. Such managers come from a range of firms, including both global firms and specialist boutiques.

Investors may want to consider employing the full-time expertise of a multimanager program. The knowledge and expertise of a dedicated team of specialists - who continuously evaluate local and global managers - can be very powerful. We believe HSBC Multimanager can assist investors in evaluating and recommending investment managers in order to help achieve long-term investment objectives.

*As of March 2010

HSBC INVESTOR FAMILY OF FUNDS	5

President’s Message

Dear Shareholder,

Welcome to the HSBC Investor Funds semiannual report, covering the period between November 1, 2009 and April 30, 2010. This report offers detailed information about your Funds’ results. We encourage you to review it carefully.

Inside these pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he describes developments in the Funds’ management and structure. The report also provides commentary from the Funds’ portfolio managers in which they discuss the investment markets during the period and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average.

We remain focused on providing value for shareholders. During this period we waived management and servicing fees on the HSBC Investor money market funds. This move enabled the funds to maintain positive yields for investors, despite the historically low level of short-term interest rates. Meanwhile, our Multimanager team continued to monitor the performance of the HSBC Investor equity funds’ sub-advisors and the underlying funds in the World Selection Funds. A description of our Multimanager team is also included as part of this report; we hope you find it to be of interest. We believe that Multimanager’s oversight has helped the Equity and World Selection Funds provide shareholders with competitive returns.

In closing, we would like to thank you for investing through the HSBC Investor Funds. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

6	HSBC INVESTOR FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The six-month period ended April 30, 2010 began in the midst of a global economic recovery. Aggressive fiscal and monetary stimulus by governments around the world prior to the period laid the groundwork for a rebound. Indeed, the Federal Reserve Board held the federal funds rate at a historically low target range between 0.00% to 0.25%, and maintained that level throughout the period. At the beginning of the six months under review, encouraging corporate earnings results and improving consumer-spending levels suggested the rebound was gaining steam.

The global economic recovery experienced some setbacks during the period, however, primarily because of events in overseas markets such as the United Arab Emirates and the European Union. In the U.A.E., a government-owned holding company involved in prominent real estate projects unexpectedly announced a restructuring of its debt, shaking investor confidence in the credit markets. Later in the period economic difficulties in Greece and certain other E.U. countries spread through Europe, dampening the prospects for recovery in Europe and around the world.

U.S. and international economic data improved as the period progressed. However, as April drew to a close, rising unemployment figures and weakening consumer spending in some international markets led to questions about the stability of the global economic recovery.

Market Review

The economic recovery helped fuel a rally in the financial markets that lasted through much of the six months under review.

Investors early in the period became increasingly comfortable with investing in higher-risk areas of the financial markets, helping to fuel strong performance among emerging markets and small-cap stocks. While small-cap stocks continued to perform well during the period, mounting economic troubles in European countries including Greece, Portugal, Ireland, Italy and Spain halted the rally in international stocks, and emerging-markets stocks in particular resulting in a 2.68% return for the MSCI Europe, Australasia and Far East (EAFE) Index1.

During the period domestic stocks experienced much stronger returns. The S&P 500 Index1 of large-company stocks returned 15.66%, while the Russell 2000® Index1 of small-company stocks returned 28.17%. Early in the period investors were drawn to relatively low stock-market valuations. Subsequently, increased optimism about the strength and breadth of the U.S. economic recovery and improving corporate earnings drove the market’s strong gains.

Among fixed-income securities, the low interest rate environment in the beginning of the period led investors to seek out the additional yield available on higher-risk securities such as corporate bonds. The pursuit of higher yields initially led to low demand for government bonds. Demand increased slightly as the period wore on, but Treasuries still lagged the rest of the fixed-income market for the six months as a whole, in part because of concerns that the U.S. government would have to issue a significant amount of debt to cover the rising federal deficit.

The Barclays Capital U.S. Aggregate Bond Index1, which tracks the broad fixed-income market, returned 2.54% for the period, while the Barclays Capital U.S. Corporate High-Yield Bond Index1 returned 11.70%.

[1]	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	7

Portfolio Reviews

Aggressive Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund
Conservative Strategy Fund

Investment Concerns

Allocation Risk: The risks that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause a Fund to underperform other similar funds or cause you to lose money, and that a Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that a Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying funds also have their own expenses, which the Funds bear in addition to their own expenses.

Equity Securities Risk: A portion of the assets of a Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of a Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

Market Commentary

The HSBC World Selection Funds, Class A Shares (without sales charge), generated the following returns during the six-month period between November 1, 2009 and April 30, 2010:

Aggressive Strategy Fund: 13.43%
Balanced Strategy Fund: 11.85%
Moderate Strategy Fund: 9.96%
Conservative Strategy Fund: 7.62%

The Funds’ benchmark indices posted the following performance during the same period:

S&P 5001: 15.66%
MSCI EAFE1: 2.68%
Barclays Capital U.S. Aggregate Bond1: 2.54%
Citigroup U.S. Domestic 3-Month Treasury Bill1: 0.04%

The structure of the Funds changed during the period under review. We broadened their asset mix significantly: At the beginning of the period the four Funds, formerly known as the Lifeline Funds, offered exposure to a limited set of asset classes, including large and small-cap U.S. stocks, international stocks, fixed-income and short-term investments. As of January 19, 2010, we broadened the categories of asset classes used in each Fund to include enhancements such as emerging markets equity and debt, commodities and private equity. Our goal was to augment diversification and thereby improve the potential return each Fund offers at a given level of volatility.

The Funds’ manager selections within specific asset classes were the primary drivers of their returns for the six months through April, 2010. The managers of the Funds’ core fixed-income positions generally outperformed their respective benchmarks during the period. This development especially benefited the relative returns of World Selection Funds with larger fixed-income allocations, including the Conservative Strategy and Moderate Strategy Funds.

Meanwhile, the Funds’ underlying U.S. large and small/mid cap equity portfolios generally lagged their benchmarks. This trend reduced relative performance during the period, particularly for the Balanced Strategy and Aggressive Strategy Funds, which have sizable allocations to U.S. equities.

The Funds ended the period with equity allocations somewhat lighter than their neutral weightings, and with overweight stakes in defensive sectors such as health care and telecommunications. Their fixed-income allocations emphasized investment-grade and high-yield corporate debt over government bonds.

[1]	For additional information, please refer to the Glossary of Terms.

8	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

Aggressive Strategy Fund

Fund Performance			Average Annual Total Return (%)				Expense Ratio (%)[4]

As of April 30, 2010	Inception Date	Six Months*	1 Year**	5 Year	Since Inception		Gross	Net

World Selection Aggressive Strategy Fund Class A1	2/14/05	7.73	31.63	4.23	3.18		2.16	1.50

World Selection Aggressive Strategy Fund Class B2	2/9/05	8.88	33.41	4.51	3.45		2.91	2.25

World Selection Aggressive Strategy Fund Class C3	6/10/05	11.99	36.58	—	3.68		2.91	2.25

S&P 500 Index[5]	—	15.66	38.85	2.63	2.19	[6]	N/A	N/A

MSCI EAFE Index[5]	—	2.68	35.02	4.34	4.03	[6]	N/A	N/A

Barclays Capital U.S. Aggregate Bond Index[5]	—	2.54	8.30	5.38	5.16	[6]	N/A	N/A

Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.04	0.12	2.72	2.71	[6]	N/A	N/A

Aggressive Growth Blended Portfolio Index[5,7]	—	16.21	41.28	4.68	3.90	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2010 through March 1, 2011.

During the periods ended October 31, 2008 and October 31, 2009, one or more Underlying Funds in which the Fund invests in, received monies related to certain nonrecurring litigation settlements. Without the receipt of these payments, the returns for the applicable periods would be lower.

*	Aggregate total return.

**

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	Reflects the expense ratio as reported in the prospectus dated March 31, 2010.

[5]	For additional information, please refer to the Glossary of Terms.

[6]	Return for the period 1/31/05 to 4/30/10.

[7]

Effective January 19, 2010 the Fund no longer compares its performance to that of the LifeLine Aggressive Growth Blended Portfolio Index due to a change to the Fund’s investment strategy. The Fund’s performance is now compared to broader-based market indices. The LifeLine Aggressive Growth Blended Portfolio Index consisted of a blend by a percentage of the following indices: Citigroup U.S. Domestic 3-Month Treasury Bill Index^ (1%); Russell 1000® Growth Index^ (21%); Russell 1000® Value Index^ (21%); Russell 2500TM Growth Index^ (34%) and the MSCI EAFE Index^ (23%). These indices are unmanaged and do not reflect the fees and expenses associated with a mutual fund, and investors cannot directly invest in an index.

^	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	9

Portfolio Reviews

Balanced Strategy Fund

Fund Performance			Average Annual Total Return (%)				Expense Ratio (%)[4]

As of April 30, 2010	Inception Date	Six Months*	1 Year**	5 Year	Since Inception		Gross	Net

World Selection Balanced Strategy Fund Class A1	2/8/05	6.30	28.08	3.97	3.53		1.60	1.60

World Selection Balanced Strategy Fund Class B2	2/1/05	7.47	29.79	4.28	3.98		2.35	2.35

World Selection Balanced Strategy Fund Class C3	4/27/05	10.44	32.81	4.30	4.27		2.35	2.35

S&P 500 Index[5]	—	15.66	38.85	2.63	2.19	[6]	N/A	N/A

MSCI EAFE Index[5]	—	2.68	35.02	4.34	4.03	[6]	N/A	N/A

Barclays Capital U.S. Aggregate Bond Index[5]	—	2.54	8.30	5.38	5.16	[6]	N/A	N/A

Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.04	0.12	2.72	2.71	[6]	N/A	N/A

Growth Blended Portfolio Index[5,7]	—	13.18	35.25	4.76	4.17	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

During the periods ended October 31, 2007, October 31, 2008 and October 31, 2009, one or more Underlying Funds in which the Fund invests in, received monies related to certain nonrecurring litigation settlements. Without the receipt of these payments, the returns for the applicable periods would be lower.

*	Aggregate total return.

**

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	Reflects the expense ratio as reported in the prospectus dated March 31, 2010.

[5]	For additional information, please refer to the Glossary of Terms.

[6]	Return for the period 1/31/05 to 4/30/10.

[7]

Effective January 19, 2010 the Fund no longer compares its performance to that of the LifeLine Growth Blended Portfolio Index due to a change to the Fund’s investment strategy. The Fund’s performance is now compared to broader-based market indices. The LifeLine Growth Blended Portfolio Index consisted of a blend by a percentage of the following indices: Citigroup U.S. Domestic 3-Month Treasury Bill Index^ (1%); Citigroup U.S. High Yield Market Capped Index^ (2%); Barclays Capital U.S. Aggregate Bond Index^ (15%); Russell 1000® Growth Index^ (21%); Russell 1000® Value Index^ (21%); Russell 2500TM Growth Index^ (20%), and the MSCI EAFE Index^ (20%). These indices are unmanaged and do not reflect the fees and expenses associated with a mutual fund, and investors cannot directly invest in an index.

The stated performance for the Blended Index from April 30, 2006 to February 28, 2008 reflects a 2% allocation for the Merrill Lynch U.S. High Yield Master II Index^. On February 29, 2008, the Merrill Lynch U.S. High Yield Master II Index was replaced with the Citigroup U.S. High Yield Market Capped Index. Due to the liquidation of the HSBC Investor High Yield Fixed Income Portfolio, the underlying high yield index was changed from the Citigroup U.S. High Yield Market Capped Index to Barclays Capital U.S. Corporate High-Yield Bond Index, 2% Capped^ on March 31, 2009.

^	For additional information, please refer to the Glossary of Terms.

10	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

Moderate Strategy Fund

Fund Performance			Average Annual Total Return (%)				Expense Ratio (%)[4]

As of April 30, 2010	Inception Date	Six Months*	1 Year**	5 Year	Since Inception		Gross	Net

World Selection Moderate Strategy Fund Class A1	2/3/05	4.47	23.03	3.61	3.17		1.58	1.58

World Selection Moderate Strategy Fund Class B2	2/1/05	5.59	24.58	3.89	3.53		2.33	2.33

World Selection Moderate Strategy Fund Class C3	6/10/05	8.54	27.61	—	3.34		2.33	2.33

S&P 500 Index[5]	—	15.66	38.85	2.63	2.19	[6]	N/A	N/A

MSCI EAFE Index[5]	—	2.68	35.02	4.34	4.03	[6]	N/A	N/A

Barclays Capital U.S. Aggregate Bond Index[5]	—	2.54	8.30	5.38	5.16	[6]	N/A	N/A

Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.04	0.12	2.72	2.71	[6]	N/A	N/A

Moderate Growth Blended Portfolio Index[5,7]	—	10.54	29.01	4.84	4.38	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

During the periods ended October 31, 2007, October 31, 2008 and October 31, 2009, one or more Underlying Funds in which the Fund invests in, received monies related to certain nonrecurring litigation settlements. Without the receipt of these payments, the returns for the applicable periods would be lower.

*	Aggregate total return.

**

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	Reflects the expense ratio as reported in the prospectus dated March 31, 2010.

[5]	For additional information, please refer to Glossary of Terms.

[6]	Return for the period 1/31/05 to 4/30/10.

[7]

Effective January 19, 2010 the Fund no longer compares its performance to that of the LifeLine Moderate Growth Blended Portfolio Index due to a change to the Fund’s investment strategy. The Fund’s performance is now compared to broader-based market indices. The LifeLine Moderate Growth Blended Portfolio Index consisted of a blend by a percentage of the following indices: Citigroup U.S. Domestic 3-Month Treasury Bill Index^ (6%); Barclays Capital U.S. Aggregate Bond Index^ (26%); Citigroup U.S. High Yield Market Capped Index^ (5%); Russell 1000® Growth Index^ (19%); Russell 1000® Value Index^ (18%); Russell 2500TM Growth Index^ (11%) and the MSCI EAFE Index^ (15%).

The stated performance for the Blended Index from April 30, 2006 to February 28, 2008 reflects a 5% allocation for the Merrill Lynch U.S. High Yield Master II Index^. On February 29, 2008, the Merrill Lynch U.S. High Yield Master II Index was replaced with the Citigroup U.S. High Yield Market Capped Index^. Due to the liquidation of the HSBC Investor High Yield Fixed Income Portfolio, the underlying high yield index was changed from the Citigroup U.S. High Yield Market Capped Index to Barclays Capital U.S. Corporate High-Yield Bond Index, 2% Capped^ on March 31, 2009.

^	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	11

Portfolio Reviews

Conservative Strategy Fund

Fund Performance			Average Annual Total Return (%)				Expense Ratio (%)[4]

As of April 30, 2010	Inception Date	Six Months*	1 Year**	5 Year	Since Inception		Gross	Net

World Selection Conservative Strategy Fund Class A1	2/23/05	2.21	16.76	3.16	2.76		1.79	1.79

World Selection Conservative Strategy Fund Class B2	2/17/05	3.14	17.75	3.46	2.91		2.54	2.54

World Selection Conservative Strategy Fund Class C3	4/19/05	6.19	20.74	3.66	3.53		2.54	2.54

S&P 500 Index[7]	—	15.66	38.85	2.63	2.19	[6]	N/A	N/A

MSCI EAFE Index[5]	—	2.68	35.02	4.34	4.03	[6]	N/A	N/A

Barclays Capital U.S. Aggregate Bond Index[5]	—	2.54	8.30	5.38	5.16	[6]	N/A	N/A

Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.04	0.12	2.72	2.71	[6]	N/A	N/A

Conservative Growth Blended Portfolio Index[7,8]	—	7.69	21.83	4.74	4.40	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

During the periods October 31, 2007, October 31, 2008 and October 31, 2009, one or more Underlying Funds in which the Fund invests in, received monies related to certain nonrecurring litigation settlements. Without the receipt of these payments, the returns for the applicable periods would be lower.

*	Aggregate total return.

**

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	Reflects the expense ratio as reported in the prospectus dated March 31, 2010.

[5]	For additional information, please refer to the Glossary of Terms.

[6]	Return for the period 1/31/05 to 4/30/10.

[7]

Effective January 19, 2010 the Fund no longer compares its performance to that of the LifeLine Conservative Growth Blended Portfolio Index due to a change to the Fund’s investment strategy. The Fund’s performance is now compared to broader-based market indices. The LifeLine Conservative Growth Blended Portfolio Index consisted of a blend by a percentage of the following indices: Citigroup U.S. Domestic 3-Month Treasury Bill Index^ (21%); Citigroup U.S. High Yield Market Capped Index^ (8%); Barclays Capital U.S. Aggregate Bond Index^ (25%); Barclays Capital Intermediate U.S. Aggregate Bond Index^ (3%); Russell 1000® Growth Index^ (15%); Russell 1000® Value Index^ (14%); Russell 2500TM Growth Index^ (4%) and the MSCI EAFE Index^ (10%).

The stated performance for the Blended Index from April 30, 2006 to February 28, 2008 reflects an 8% allocation for the Merrill Lynch U.S. High Yield Master II Index^. On February 29, 2008, the Merrill Lynch U.S. High Yield Master II Index was replaced with the Citigroup U.S. High Yield Market Capped Index^. Due to the liquidation of the HSBC Investor High Yield Fixed Income Portfolio, the underlying high yield index was changed from the Citigroup U.S. High Yield Market Capped Index to Barclays Capital U.S. Corporate High-Yield Bond Index, 2% Capped^ on March 31, 2009.

^	For additional information, please refer to the Glossary of Terms.

12	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

Portfolio Composition*
April 30, 2010
(Unaudited)

Aggressive Strategy Fund

Investment Allocation	Percentage of Investments at Value

Affiliated Investment Companies	6.6%

Affiliated Portfolios	58.6%

Unaffiliated Investment Companies	28.5%

Exchange Traded Funds	6.3%

Total	100.0%

Balanced Strategy Fund

Investment Allocation	Percentage of Investments at Value

Affiliated Investment Companies	5.3%

Affiliated Portfolios	41.0%

Unaffiliated Investment Companies	48.5%

Exchange Traded Funds	5.2%

Total	100.0%

Moderate Strategy Fund

Investment Allocation	Percentage of Investments at Value

Affiliated Investment Companies	4.2%

Affiliated Portfolios	29.1%

Unaffiliated Investment Companies	63.5%

Exchange Traded Funds	3.2%

Total	100.0%

Conservative Strategy Fund

Investment Allocation	Percentage of Investments at Value

Affiliated Investment Companies	3.7%

Affiliated Portfolios	19.8%

Unaffiliated Investment Companies	75.4%

Exchange Traded Funds	1.1%

Total	100.0%

HSBC Investor Growth Portfolio

Investment Allocation	Percentage of Investments at Value

Information Technology	40.5%

Industrials	13.0%

Consumer Discretionary	10.5%

Energy	9.0%

Health Care	9.0%

Financials	7.1%

Consumer Staples	4.6%

Materials	3.3%

Cash and Equivalents	3.0%

Total	100.0%

HSBC International Equity Portfolio

Investment Allocation	Percentage of Investments at Value

Europe	61.4%

Japan	23.4%

Australia & Far East	9.5%

Canada	4.2%

Cash	1.0%

Other	0.5%

Total	100.0%

HSBC Investor Opportunity Portfolio

Investment Allocation	Percentage of Investments at Value

Information Technology	22.3%

Health Care	19.5%

Consumer Discretionary	14.8%

Industrials	14.1%

Energy	11.7%

Financials	4.8%

Materials	4.5%

Consumer Staples	3.4%

Cash and Cash Equivalents	2.8%

Telecommunication Services	2.1%

Total	100.0%

HSBC Investor Value Portfolio

Investment Allocation	Percentage of Investments at Value

Financials	21.3%

Energy	17.0%

Health Care	13.0%

Industrials	10.3%

Information Technology	10.1%

Materials	8.4%

Consumer Staples	7.8%

Consumer Discretionary	4.8%

Cash and Cash Equivalents	3.0%

Telecommunication Services	2.7%

Utilities	1.6%

Total	100.0%

*         Portfolio composition is subject to change.

HSBC INVESTOR FAMILY OF FUNDS	13

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AGGRESSIVE STRATEGY FUND

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited)

	Shares	Value($)

Affiliated Investment Companies—6.6%
HSBC Investor Mid-Cap Fund, Class I Shares	95,690	678,440
HSBC Investor Prime Money Market Fund, Class I Shares, 0.12% (a)	118,781	118,781

TOTAL AFFILIATED INVESTMENT COMPANIES		797,221

Affiliated Portfolios—58.4%
HSBC Investor Growth Portfolio		2,674,279
HSBC Investor International Equity Portfolio		1,058,476
HSBC Investor Opportunity Portfolio		665,429
HSBC Investor Value Portfolio		2,673,929

TOTAL AFFILIATED PORTFOLIOS		7,072,113

Unaffiliated Investment Companies—28.4%
BlackRock Latin America Fund, Inc., Institutional Shares	2,599	169,020
Cohen & Steers Institutional Global Realty Shares, Inc.	865	16,988
Delaware Emerging Markets Fund, Class I Shares	41,116	574,798
EII Global Property Fund, Institutional Shares	1,255	16,631
Franklin Total Return Fund, Advisor Shares	23,708	236,738
Goldman Sachs Emerging Markets Debt Fund, Class I Shares	5,840	70,824
Goldman Sachs High Yield Fund, Institutional Shares	71,458	516,078
JPMorgan High Yield Fund, Select Shares	62,287	505,940
Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.01% (a)		30,630
PIMCO Commodity RealReturn Strategy Fund, Institutional Shares	6,676	54,075
PIMCO Total Return Fund, Institutional Shares	33,742	376,435
Transamerica WMC Emerging Markets Fund, Class I Shares	66,274	870,838

TOTAL UNAFFILIATED INVESTMENT COMPANIES		3,438,995

Exchange Traded Funds—6.3%
Consumer Staples Select Sector SPDR Fund	1,749	48,325
Health Care Select Sector SPDR Fund	1,687	52,179
iShares MSCI Turkey Investable Market Index Fund		35,171
PowerShares Global Listed Private Equity Portfolio ETF	51,060	514,685
SPDR S&P International Consumer Staples Sector ETF	1,456	41,117
SPDR S&P International Health Care Sector ETF	1,114	31,682

	Shares	Value($)

Exchange Traded Funds, continued
SPDR S&P International Telecommunications Sector ETF	1,040	23,296
Vanguard Telecommunication Services ETF	237	13,428

TOTAL EXCHANGE TRADED FUNDS		759,883

TOTAL INVESTMENTS—99.7%		12,068,212

Percentages indicated are based on net assets of $12,107,121.

(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2010.

ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depositary Receipt

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	15

BALANCED STRATEGY FUND

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited)

	Shares	Value($)

Affiliated Investment Companies—5.3%
HSBC Investor Mid-Cap Fund, Class I Shares	192,005	1,361,315
HSBC Investor Prime Money Market Fund, Class I Shares, 0.12% (a)	443,604	443,604

TOTAL AFFILIATED INVESTMENT COMPANIES		1,804,919

Affiliated Portfolios—41.0%
HSBC Investor Growth Portfolio		5,388,603
HSBC Investor International Equity Portfolio		1,800,275
HSBC Investor Opportunity Portfolio		1,354,730
HSBC Investor Value Portfolio		5,445,218

TOTAL AFFILIATED PORTFOLIOS		13,988,826

Unaffiliated Investment Companies—48.5%
BlackRock Latin America Fund, Inc., Institutional Shares	3,446	224,136
Cohen & Steers Institutional Global Realty Shares, Inc.	13,326	261,581
Delaware Emerging Markets Fund, Class I Shares	58,023	811,166
EII Global Property Fund, Institutional Shares	19,342	256,275
Franklin Total Return Fund, Advisor Shares	177,152	1,768,992
Goldman Sachs Emerging Markets Debt Fund, Class I Shares	200,870	2,435,943
Goldman Sachs High Yield Fund, Institutional Shares	305,993	2,210,187
Highbridge Statistical Market Neutral Fund, Select Shares	11,135	173,925
JPMorgan High Yield Fund, Select Shares	274,270	2,227,803
Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.01% (a)		134,616
PIMCO Commodity RealReturn Strategy Fund, Institutional Shares	268,500	2,174,847
PIMCO Total Return Fund, Institutional Shares	236,144	2,634,724
Transamerica WMC Emerging Markets Fund, Class I Shares	94,128	1,236,837

TOTAL UNAFFILIATED INVESTMENT COMPANIES		16,551,032

Exchange Traded Funds—5.1%
Consumer Staples Select Sector SPDR Fund	5,185	143,262
Health Care Select Sector SPDR Fund	5,041	155,918
iShares MSCI Turkey Investable Market Index Fund		69,053
PowerShares Global Listed Private Equity Portfolio ETF	105,728	1,065,738
SPDR S&P International Consumer Staples Sector ETF	4,322	122,053
SPDR S&P International Health Care Sector ETF	3,342	95,047

	Shares	Value($)

Exchange Traded Funds, continued
SPDR S&P International Telecommunications Sector ETF	3,058	68,499
Vanguard Telecommunication Services ETF	696	39,435

TOTAL EXCHANGE TRADED FUNDS		1,759,005

TOTAL INVESTMENTS—99.9%		34,103,782

Percentages indicated are based on net assets of $34,130,573.

(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2010.

ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depositary Receipt

16	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

MODERATE STRATEGY FUND

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited)

	Shares	Value($)

Affiliated Investment Companies—4.2%
HSBC Investor Mid-Cap Fund, Class I Shares	135,821	962,974
HSBC Investor Prime Money Market Fund, Class I Shares, 0.12% (a)	563,546	563,546

TOTAL AFFILIATED INVESTMENT COMPANIES		1,526,520

Affiliated Portfolios—29.1%
HSBC Investor Growth Portfolio		3,833,817
HSBC Investor International Equity Portfolio		1,940,842
HSBC Investor Opportunity Portfolio		957,949
HSBC Investor Value Portfolio		3,838,140

TOTAL AFFILIATED PORTFOLIOS		10,570,748

Unaffiliated Investment Companies—63.5%
BlackRock Latin America Fund, Inc., Institutional Shares	2,656	172,760
Cohen & Steers Institutional Global Realty Shares, Inc.	11,933	234,248
Delaware Emerging Markets Fund, Class I Shares	45,393	634,587
EII Global Property Fund, Institutional Shares	17,314	229,416
Franklin Total Return Fund, Advisor Shares	392,784	3,922,283
Goldman Sachs Emerging Markets Debt Fund, Class I Shares	240,353	2,914,984
Goldman Sachs High Yield Fund, Institutional Shares	322,716	2,331,222
Highbridge Statistical Market Neutral Fund, Select Shares	33,760	527,326
JPMorgan High Yield Fund, Select Shares	288,918	2,346,855
Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.01% (a)	45,981	45,981
PIMCO Commodity RealReturn Strategy Fund, Institutional Shares	345,175	2,795,916
PIMCO Total Return Fund, Institutional Shares	531,472	5,929,930
Transamerica WMC Emerging Markets Fund, Class I Shares	77,431	1,017,437

TOTAL UNAFFILIATED INVESTMENT COMPANIES		23,102,945

Exchange Traded Funds—3.2%
Consumer Staples Select Sector SPDR Fund	4,138	114,333
Health Care Select Sector SPDR Fund	3,999	123,689
iShares MSCI Turkey Investable Market Index Fund		37,687
PowerShares Global Listed Private Equity Portfolio ETF	60,380	608,630
SPDR S&P International Consumer Staples Sector ETF	3,440	97,146
SPDR S&P International Health Care Sector ETF	2,673	76,020

	Shares	Value($)

Exchange Traded Funds, continued
SPDR S&P International Telecommunications Sector ETF	2,474	55,418
Vanguard Telecommunication Services ETF	569	32,239

TOTAL EXCHANGE TRADED FUNDS		1,145,162

TOTAL INVESTMENTS—100.0%		36,345,375

Percentages indicated are based on net assets of $36,354,535.

(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2010.

ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depositary Receipt

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	17

CONSERVATIVE STRATEGY FUND

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited)

	Shares	Value($)

Affiliated Investment Companies—3.7%
HSBC Investor Mid-Cap Fund, Class I Shares	29,628	210,066
HSBC Investor Prime Money Market Fund, Class I Shares, 0.12% (a)	244,370	244,370

TOTAL AFFILIATED INVESTMENT COMPANIES		454,436

Affiliated Portfolios—20.0%
HSBC Investor Growth Portfolio		810,714
HSBC Investor International Equity Portfolio		606,824
HSBC Investor Opportunity Portfolio		212,437
HSBC Investor Value Portfolio		819,283

TOTAL AFFILIATED PORTFOLIOS		2,449,258

Unaffiliated Investment Companies—76.2%
Cohen & Steers Institutional Global Realty Shares, Inc.	945	18,543
Delaware Emerging Markets Fund, Class I Shares	3,202	44,765
EII Global Property Fund, Institutional Shares	1,370	18,156
Franklin Total Return Fund, Advisor Shares	220,227	2,199,164
Goldman Sachs Emerging Markets Debt Fund, Class I Shares	80,158	972,087
Goldman Sachs High Yield Fund, Institutional Shares	100,143	723,347
Highbridge Statistical Market Neutral Fund, Select Shares	21,565	336,839
JPMorgan High Yield Fund, Select Shares	89,924	730,386
Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.01% (a)	142,678	142,678
PIMCO Commodity RealReturn Strategy Fund, Institutional Shares	811,207	811,207
PIMCO Total Return Fund, Institutional Shares	293,696	3,276,871
Transamerica WMC Emerging Markets Fund, Class I Shares	5,302	69,671

TOTAL UNAFFILIATED INVESTMENT COMPANIES		9,343,714

Exchange Traded Funds—1.2%
Consumer Staples Select Sector SPDR Fund	887	24,508
Health Care Select Sector SPDR Fund	856	26,476
PowerShares Global Listed Private Equity Portfolio ETF	3,681	37,105
SPDR S&P International Consumer Staples Sector ETF	739	20,869
SPDR S&P International Health Care Sector ETF	580	16,495

	Shares	Value($)

Exchange Traded Funds, continued
SPDR S&P International Telecommunications Sector ETF	542	12,141
Vanguard Telecommunication Services ETF	124	7,026

TOTAL EXCHANGE TRADED FUNDS		144,620

TOTAL INVESTMENTS—101.1%		12,392,028

Percentages indicated are based on net assets of $12,261,419.

(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2010.

ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depositary Receipt

18	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

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HSBC INVESTOR WORLD SELECTION FUNDS

Statements of Assets and Liabilities—as of April 30, 2010 (Unaudited)

	Aggressive Strategy Fund	Balanced Strategy Fund	Moderate Strategy Fund	Conservative Strategy Fund

Assets:
Investments in Affiliated Portfolios	$7,072,113	$13,988,826	$10,570,748	$2,449,258
Investments in Affiliated Funds, at value (a)	797,221	1,804,919	1,526,520	454,436
Investments in non-affiliates, at value	4,198,878	18,310,037	24,248,107	9,488,334

Total Investments	12,068,212	34,103,782	36,345,375	12,392,028

Receivable for capital shares issued	128,457	195,961	104,209	25,756
Receivable for investments sold	—	—	997	—
Reclaims receivable	7,118	18,024	15,108	3,305
Receivable from Investment Adviser	1,111	1,362	1,472	489
Prepaid expenses and other assets	6,395	9,705	8,979	5,183

Total Assets	12,211,293	34,328,834	36,476,140	12,426,761

Liabilities:
Payable for investments purchased	30,502	133,687	46,092	142,331
Payable for capital shares redeemed	55,029	19,253	20,492	1,828
Accrued expenses and other liabilities:
Investment Management	482	1,362	1,472	489
Administration	185	524	565	188
Distribution	3,071	9,341	11,057	4,006
Shareholder Servicing	2,412	6,809	7,361	2,446
Compliance Services	—	2	9	—
Transfer Agent	8,593	11,451	15,013	7,500
Trustee	11	25	22	3
Other	3,887	15,807	19,522	6,551

Total Liabilities	104,172	198,261	121,605	165,342

Net Assets:

Net Assets	$12,107,121	$34,130,573	$36,354,535	$12,261,419

Composition of Net Assets:
Capital	$13,007,068	$36,143,009	$38,308,365	$12,800,657
Accumulated net investment income (loss)	(19,607)	140,964	63,136	23,056
Accumulated net realized gains (losses) from investment and foreign currency transactions	(1,728,422)	(4,401,806)	(4,362,315)	(1,214,633)
Unrealized appreciation/depreciation from investments and foreign currencies	848,082	2,248,406	2,345,349	652,339

Net Assets	$12,107,121	$34,130,573	$36,354,535	$12,261,419

Net Assets:
Class A Shares	$6,976,779	$18,397,961	$18,183,475	$5,543,463
Class B Shares	4,619,902	13,220,905	16,366,716	6,024,269
Class C Shares	510,440	2,511,707	1,804,344	693,687

	$12,107,121	$34,130,573	$36,354,535	$12,261,419

Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	603,124	1,602,778	1,655,559	519,736
Class B Shares	414,906	1,151,654	1,491,172	570,772
Class C Shares	45,858	218,018	168,490	63,964
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$11.57	$11.48	$10.98	$10.67
Class B Shares(b)	$11.13	$11.48	$10.98	$10.55
Class C Shares(b)	$11.13	$11.52	$10.71	$10.84
Maximum Sales Charge—Class A Shares	5.00%	5.00%	5.00%	5.00%

Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge))—Class A Shares	$12.18	$12.08	$11.56	$11.23

Investments in Affiliated Funds, at Cost	$779,317	$1,840,237	$1,500,323	$578,055
Investments in non-affiliates, at Cost	$3,978,897	$17,168,347	$33,318,648	$6,886,985

(a)	The investment in the affiliated funds is the HSBC Investor Prime Money Market Fund, Class I Shares and HSBC Investor Mid-Cap Fund, Class I Shares (See Note 1).

(b)	Redemption Price per share varies by length of time shares are held.

20	HSBC INVESTOR WORLD SELECTION FUNDS	See notes to financial statements

HSBC INVESTOR WORLD SELECTION FUNDS

Statements of Operations—For the six months ended April 30, 2010 (Unaudited)

	Aggressive Strategy Fund	Balanced Strategy Fund	Moderate Strategy Fund	Conservative Strategy Fund

Investment Income:
Investment income from non-affiliates	$30,330	$283,769	$431,403	$166,134
Investment Income from Affiliated Portfolios (a)	43,770	103,055	91,681	21,863
Investment Income from Affiliated Fund	47	179	653	647
Tax reclaims (a)	1,986	(114)	541	2,509
Foreign tax withholding from Affiliated Portfolios (a)	(1,415)	(3,141)	(2,998)	(779)
Expenses from Affiliated Portfolios (a)	(29,459)	(65,849)	(54,981)	(12,150)

Total Investment Income (Loss)	45,259	317,899	466,299	178,224

Expenses:
Investment Management	2,589	7,569	8,414	2,753
Administration:
Class A Shares	587	1,609	1,668	507
Class B Shares	400	1,158	1,480	519
Class C Shares	34	175	164	57
Distribution:
Class B Shares	15,228	44,726	56,401	19,799
Class C Shares	1,313	6,779	6,278	2,186
Shareholder Servicing:
Class A Shares	7,439	20,710	21,193	6,438
Class B Shares	5,079	14,907	18,806	6,599
Class C Shares	438	2,260	2,092	725
Accounting	9,428	9,428	9,428	9,428
Compliance Service	18	60	72	18
Printing	6,471	17,711	18,404	6,978
Professional	1,332	1,599	1,654	1,340
Transfer Agent	24,280	36,896	37,278	19,908
Trustee	63	185	203	63
Registration fees	5,182	3,867	6,730	1,948
Other	1,067	1,443	1,319	526

Total expenses before fee reductions	80,948	171,082	191,584	79,792
Fees reduced by Investment Adviser	(16,082)	(7,569)	(8,414)	(2,753)

Net Expenses	64,866	163,513	183,170	77,039

Net Investment Income (Loss)	(19,607)	154,386	283,129	101,185

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investments and foreign currency transactions	392,904	947,576	823,970	184,663
Net realized gains (losses) from non-affiliates investment transactions	(3,913)	140,634	258,555	143,383
Change in unrealized appreciation/depreciation from investments and foreign currencies	851,685	1,680,088	922,825	38,777
Change in unrealized appreciation/depreciation from non-affiliates investments	31,593	377,067	801,949	319,546

Net realized/unrealized gains from investments and foreign currency transactions	1,272,269	3,145,365	2,807,299	686,369

Change In Net Assets Resulting From Operations	$1,252,662	$3,299,751	$3,090,428	$787,554

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

See notes to financial statements	HSBC INVESTOR WORLD SELECTION FUNDS	21

HSBC INVESTOR WORLD SELECTION FUNDS

Statements of Changes in Net Assets

	Aggressive Strategy Fund		Balanced Strategy Fund

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$(19,607)	$(19,050)	$154,386	$121,934
Net realized gains (losses) from investments transactions	388,991	(1,143,628)	1,088,210	(3,219,284)
Change in unrealized appreciation/depreciation from investments and foreign currencies	883,278	2,619,167	2,057,155	7,340,545

Change in net assets resulting from operations	1,252,662	1,456,489	3,299,751	4,243,195

Dividends:
Net investment income:
Class A Shares	—	—	(120,819)	(139,550)
Class B Shares	—	—	(13,178)	(7,901)
Class C Shares	—	—	(2,103)	(1,544)
Net realized gains:

Change in net assets resulting from shareholder dividends	—	—	(136,100)	(148,995)

Change in net assets resulting from capital transactions	1,372,170	(31,438)	2,959,596	(447,939)

Change in net assets	2,624,832	1,425,051	6,123,247	3,646,261

Net Assets:
Beginning of period	9,482,289	8,057,238	28,007,326	24,361,065

End of period	$12,107,121	$9,482,289	$34,130,573	$28,007,326

Accumulated net investment income (loss)	$(19,607)	$—	$140,964	$122,678

22	HSBC INVESTOR WORLD SELECTION FUNDS	See notes to financial statements

HSBC INVESTOR WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Aggressive Strategy Fund		Balanced Strategy Fund

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,361,849	$919,824	$2,238,678	$1,604,683
Dividends reinvested	—	—	118,661	138,893
Value of shares redeemed	(538,750)	(913,945)	(975,785)	(2,526,023)

Class A Shares capital transactions	823,099	5,879	1,381,554	(782,447)

Class B Shares:
Proceeds from shares issued	683,673	424,668	1,546,547	935,667
Dividends reinvested	—	—	13,153	7,888
Value of shares redeemed	(319,561)	(383,617)	(805,807)	(915,409)

Class B Shares capital transactions	364,112	41,051	753,893	28,146

Class C Shares:
Proceeds from shares issued	234,220	16,971	994,706	496,755
Dividends reinvested	—	—	2,040	1,544
Value of shares redeemed	(49,261)	(95,339)	(172,597)	(191,937)

Class C Shares capital transactions	184,959	(78,368)	824,149	306,362

Change in net assets resulting from capital transactions	$1,372,170	$(31,438)	$2,959,596	$(447,939)

SHARE TRANSACTIONS:
Class A Shares:
Issued	119,591	108,502	198,538	177,228
Reinvested	—	—	10,886	17,211
Redeemed	(48,338)	(107,013)	(87,354)	(293,206)

Change in Class A Shares	71,253	1,489	122,070	(98,767)

Class B Shares:
Issued	62,603	50,718	136,886	104,902
Reinvested	—	—	1,203	973
Redeemed	(29,866)	(45,783)	(72,366)	(105,971)

Change in Class B Shares	32,737	4,935	65,723	(96)

Class C Shares:
Issued	21,113	2,243	87,730	58,266
Reinvested	—	—	186	190
Redeemed	(4,566)	(11,023)	(15,511)	(19,296)

Change in Class C Shares	16,547	(8,780)	72,405	39,160

Class I Shares:

See notes to financial statements	HSBC INVESTOR WORLD SELECTION FUNDS	23

HSBC INVESTOR WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$283,129	$304,905	$101,185	$110,589
Net realized gains (losses) from investments transactions	1,082,525	(3,357,874)	328,046	(973,853)
Change in unrealized appreciation/depreciation from investments and foreign currencies	1,724,774	7,600,975	358,323	2,220,121

Change in net assets resulting from operations	3,090,428	4,548,006	787,554	1,356,857

Dividends:
Net investment income:
Class A Shares	(161,983)	(193,616)	(50,136)	(71,561)
Class B Shares	(93,454)	(84,484)	(34,946)	(34,422)
Class C Shares	(10,985)	(9,513)	(4,342)	(3,180)

Change in net assets resulting from shareholder dividends	(266,422)	(287,613)	(89,424)	(109,163)

Change in net assets resulting from capital transactions	1,903,069	(620,407)	1,112,967	(322,434)

Change in net assets	4,727,075	3,639,986	1,811,097	925,260

Net Assets:
Beginning of period	31,627,460	27,987,474	10,450,322	9,525,062

End of period	$36,354,535	$31,627,460	$12,261,419	$10,450,322

Accumulated net investment income (loss)	$63,136	$46,429	$23,056	$11,295

24	HSBC INVESTOR WORLD SELECTION FUNDS	See notes to financial statements

HSBC INVESTOR WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$2,118,615	$1,737,577	$841,920	$845,986
Dividends reinvested	161,115	193,104	48,013	69,473
Value of shares redeemed	(1,432,756)	(2,409,781)	(738,972)	(1,218,686)

Class A Shares capital transactions	846,974	(479,100)	150,961	(303,227)

Class B Shares:
Proceeds from shares issued	1,812,380	1,513,370	1,139,617	770,085
Dividends reinvested	92,776	84,267	34,378	33,341
Value of shares redeemed	(1,030,345)	(1,629,024)	(385,380)	(820,164)

Class B Shares capital transactions	874,811	(31,387)	788,615	(16,738)

Class C Shares:
Proceeds from shares issued	407,233	297,893	287,457	79,844
Dividends reinvested	10,888	9,424	4,172	3,101
Value of shares redeemed	(236,837)	(417,237)	(118,238)	(85,414)

Class C Shares capital transactions	181,284	(109,920)	173,391	(2,469)

Change in net assets resulting from capital transactions	$1,903,069	$(620,407)	$1,112,967	$(322,434)

SHARE TRANSACTIONS:
Class A Shares:
Issued	197,298	194,386	80,117	94,440
Reinvested	15,013	22,198	4,583	7,802
Redeemed	(134,164)	(275,784)	(70,561)	(133,563)

Change in Class A Shares	78,147	(59,200)	14,139	(31,321)

Class B Shares:
Issued	167,722	172,132	109,333	87,053
Reinvested	8,631	9,836	3,310	3,828
Redeemed	(96,547)	(191,599)	(37,149)	(91,989)

Change in Class B Shares	79,806	(9,631)	75,494	(1,108)

Class C Shares:
Issued	38,848	33,657	26,977	8,443
Reinvested	1,038	1,125	391	348
Redeemed	(22,632)	(49,433)	(11,041)	(8,952)

Change in Class C Shares	17,254	(14,651)	16,327	(161)

See notes to financial statements	HSBC INVESTOR WORLD SELECTION FUNDS	25

AGGRESSIVE STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Period Ended October 31, 2005(i)	$10.00	(0.01)		0.61	0.60	—	—	$10.60
Year Ended October 31, 2006	$10.60	0.01		2.01	2.02	(0.05)	(0.05)	12.57
Year Ended October 31, 2007	$12.57	—	*(g)	2.98	2.98	—	—	15.55
Year Ended October 31, 2008	$15.55	0.02	*	(6.05)	(6.03)	(0.90)	(0.90)	8.62
Year Ended October 31, 2009	$8.62	0.01	*	1.57	1.58	—	—	10.20
Six Months Ended April 30, 2010 (Unaudited)	$10.20	—	*(g)	1.37	1.37	—	—	11.57

CLASS B SHARES
Period Ended October 31, 2005(j)	$10.00	(0.04)		0.61	0.57	—	—	$10.57
Year Ended October 31, 2006	$10.57	(0.05)		1.97	1.92	(0.05)	(0.05)	12.44
Year Ended October 31, 2007	$12.44	(0.11	)*	2.94	2.83	—	—	15.27
Year Ended October 31, 2008	$15.27	(0.08	)*	(5.90)	(5.98)	(0.90)	(0.90)	8.39
Year Ended October 31, 2009	$8.39	(0.06	)*	1.53	1.47	—	—	9.86
Six Months Ended April 30, 2010 (Unaudited)	$9.86	(0.04	)*	1.31	1.27	—	—	11.13

CLASS C SHARES
Period Ended October 31, 2005(k)	$10.00	(0.05)		0.60	0.55	—	—	$10.55
Year Ended October 31, 2006	$10.55	(0.04)		1.95	1.91	(0.05)	(0.05)	12.41
Year Ended October 31, 2007	$12.41	(0.11	)*	2.96	2.85	—	—	15.26
Year Ended October 31, 2008	$15.26	(0.08	)*	(5.89)	(5.97)	(0.90)	(0.90)	8.39
Year Ended October 31, 2009	$8.39	(0.05	)*	1.51	1.46	—	—	9.85
Six Months Ended April 30, 2010 (Unaudited)	$9.85	(0.04	)*	1.32	1.28	—	—	11.13

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income to Average Net Assets(c)	Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(e)

CLASS A SHARES
Period Ended October 31, 2005(i)	6.00%		$726	1.50%	(0.20)%	11.72%	49.10%
Year Ended October 31, 2006	19.15%		4,116	1.50%	0.05%	3.52%	48.46%
Year Ended October 31, 2007	23.71%		7,046	1.50%	(0.03)%	2.27%	45.50%
Year Ended October 31, 2008	(40.92	)%(f)	4,572	1.50%	0.13%	1.98%	72.33%
Year Ended October 31, 2009	18.33	%(h)	5,426	1.50%	0.09%	2.16%	53.42%
Six Months Ended April 30, 2010 (Unaudited)	13.43%		6,977	1.50%	(0.06)%	1.81%	22.38%

CLASS B SHARES
Period Ended October 31, 2005(j)	5.70%		$700	2.25%	(1.01)%	11.63%	49.10%
Year Ended October 31, 2006	18.25%		2,998	2.25%	(0.70)%	4.33%	48.46%
Year Ended October 31, 2007	22.75%		4,942	2.25%	(0.77)%	3.02%	45.50%
Year Ended October 31, 2008	(41.36	)%(f)	3,166	2.25%	(0.62)%	2.73%	72.33%
Year Ended October 31, 2009	17.52	%(h)	3,767	2.25%	(0.66)%	2.91%	53.42%
Six Months Ended April 30, 2010 (Unaudited)	12.88%		4,620	2.25%	(0.81)%	2.56%	22.38%

CLASS C SHARES
Period Ended October 31, 2005(k)	5.50%		$21	2.25%	(1.15)%	9.79%	49.10%
Year Ended October 31, 2006	18.19%		229	2.25%	(0.69)%	4.20%	48.46%
Year Ended October 31, 2007	22.97%		528	2.25%	(0.79)%	2.99%	45.50%
Year Ended October 31, 2008	(41.32	)%(f)	319	2.25%	(0.64)%	2.73%	72.33%
Year Ended October 31, 2009	17.40	%(h)	289	2.25%	(0.59)%	2.93%	53.42%
Six Months Ended April 30, 2010 (Unaudited)	12.99%		510	2.25%	(0.81)%	2.56%	22.38%

*	Calculated based on average shares outstanding.

(a)

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies in which the Fund invests.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During each period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investments companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)

During the year ended October 31, 2008, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)	Rounds to less than $0.01 or $(0.01).

(h)

During the year ended October 31, 2009, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)	Class A Shares commenced operations on February 14, 2005.

(j)	Class B Shares commenced operations on February 9, 2005.

(k)	Class C Shares commenced operations on June 9, 2005.

26	HSBC INVESTOR WORLD SELECTION FUNDS

BALANCED STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Period Ended October 31, 2005(i)	$10.00	0.02		0.70	0.72	—	—	—	$10.72
Year Ended October 31, 2006	$10.72	0.07		1.69	1.76	—	(0.03)	(0.03)	12.45
Year Ended October 31, 2007	$12.45	0.11	*	2.34	2.45	(0.08)	(0.09)	(0.17	14.73
Year Ended October 31, 2008	$14.73	0.12	*	(5.21)	(5.09)	(0.09)	(0.74)	(0.83)	8.81
Year Ended October 31, 2009	$8.81	0.07	*	1.55	1.62	(0.09)	—	(0.09)	10.34
Six Months Ended April 30, 2010 (Unaudited)	$10.34	0.07	*	1.15	1.22	(0.08)	—	(0.08)	11.48

CLASS B SHARES
Period Ended October 31, 2005(j)	$10.00	(0.01)		0.79	0.78	—	—	—	$10.78
Year Ended October 31, 2006	$10.78	0.02		1.66	1.68	—	(0.03)	(0.03)	12.43
Year Ended October 31, 2007	$12.43	0.01	*	2.34	2.35	(0.02)	(0.09)	(0.11)	14.67
Year Ended October 31, 2008	$14.67	0.03	*	(5.20)	(5.17)	— (l)	(0.74)	(0.74)	8.76
Year Ended October 31, 2009	$8.76	0.01	*	1.55	1.56	(0.01)	—	(0.01)	10.31
Six Months Ended April 30, 2010 (Unaudited)	$10.31	0.03	*	1.15	1.18	(0.01)	—	(0.01)	11.48

CLASS C SHARES
Period Ended October 31, 2005(k)	$10.00	(0.02)		0.84	0.82	—	—	—	$10.82
Year Ended October 31, 2006	$10.82	0.02		1.67	1.69	—	(0.03)	(0.03)	12.48
Year Ended October 31, 2007	$12.48	0.01	*	2.35	2.36	(0.01)	(0.09)	(0.10)	14.74
Year Ended October 31, 2008	$14.74	0.03	*	(5.22)	(5.19)	(0.01)	(0.74)	(0.75)	8.80
Year Ended October 31, 2009	$8.80	0.01	*	1.55	1.56	(0.01)	—	(0.01)	10.35
Six Months Ended April 30, 2010 (Unaudited)	$10.35	0.04	*	1.14	1.18	(0.01)	—	(0.01)	11.52

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income to Average Net Assets(c)	Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(e)

CLASS A SHARES
Period Ended October 31, 2005(i)	7.20%		$2,814	1.50%	0.42%	5.19%	69.23%
Year Ended October 31, 2006	16.41%		12,562	1.50%	0.87%	2.19%	80.30%
Year Ended October 31, 2007	19.92	%(f)	21,352	1.50%	0.84%	1.65%	73.45%
Year Ended October 31, 2008	(36.43	)%(g)	13,908	1.50%	0.98%	1.53%	78.59%
Year Ended October 31, 2009	18.66	%(h)	15,304	1.50%	0.84%	1.57%	47.74%
Six Months Ended April 30, 2010 (Unaudited)	11.85%		18,398	1.18%	1.35%	1.23%	26.86%

CLASS B SHARES
Period Ended October 31, 2005(j)	7.80%		$2,670	2.25%	(0.38)%	5.74%	69.23%
Year Ended October 31, 2006	15.57%		8,702	2.25%	0.11%	2.94%	80.30%
Year Ended October 31, 2007	18.98	%(f)	13,905	2.25%	0.09%	2.40%	73.45%
Year Ended October 31, 2008	(36.95	)%(g)	9,516	2.25%	0.24%	2.28%	78.59%
Year Ended October 31, 2009	17.80	%(h)	11,196	2.25%	0.08%	2.31%	47.74%
Six Months Ended April 30, 2010 (Unaudited)	11.47%		13,221	1.93%	0.61%	1.98%	26.86%

CLASS C SHARES
Period Ended October 31, 2005(k)	8.20%		$106	2.25%	(0.55)%	5.24%	69.23%
Year Ended October 31, 2006	15.61%		585	2.25%	0.14%	2.90%	80.30%
Year Ended October 31, 2007	19.04	%(f)	1,273	2.25%	0.07%	2.39%	73.45%
Year Ended October 31, 2008	(36.94	)%(g)	937	2.25%	0.25%	2.29%	78.59%
Year Ended October 31, 2009	17.81	%(h)	1,507	2.25%	0.06%	2.30%	47.74%
Six Months Ended April 30, 2010 (Unaudited)	11.44%		2,512	1.92%	0.64%	1.97%	26.86%

*	Calculated based on average shares outstanding.

(a)

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies in which the Fund invests.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During each period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)

During the year ended October 31, 2007, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.23%, 0.24% and 0.23% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2008, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.15% and 0.15% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the year ended October 31, 2009, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)	Class A Shares commenced operations on February 8, 2005.

(j)	Class B Shares commenced operations on February 1, 2005.

(k)	Class C Shares commenced operations on April 27, 2005.

(l)	Rounds to less than $0.01.

HSBC INVESTOR WORLD SELECTION FUNDS	27

MODERATE STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Return of Capital	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Period Ended October 31, 2005(j)	$10.00	0.04		0.45	0.49	— (f)	—	—	— (f)	$10.49
Year Ended October 31, 2006	$10.49	0.17		1.23	1.40	(0.17)	(0.01)	—	(0.18)	11.71
Year Ended October 31, 2007	$11.71	0.21	*	1.65	1.86	(0.20)	(0.10)	—	(0.30)	13.27
Year Ended October 31, 2008	$13.27	0.20	*	(4.08)	(3.88)	(0.19)	(0.50)	(0.01)	(0.70)	8.69
Year Ended October 31, 2009	$8.69	0.13	*	1.39	1.52	(0.12)	—	—	(0.12)	10.09
Six Months Ended April 30, 2010 (Unaudited)	$10.09	0.11	*	0.88	0.99	(0.10)	—	—	(0.10)	10.98

CLASS B SHARES
Period Ended October 31, 2005(k)	$10.00	0.01		0.49	0.50	— (f)	—	—	—(f )	$10.50
Year Ended October 31, 2006	$10.50	0.09		1.22	1.31	(0.08)	(0.01)	—	(0.09)	11.72
Year Ended October 31, 2007	$11.72	0.12	*	1.65	1.77	(0.12)	(0.10)	—	(0.22)	13.27
Year Ended October 31, 2008	$13.27	0.11	*	(4.08)	(3.97)	(0.10)	(0.50)	(0.01)	(0.61)	8.69
Year Ended October 31, 2009	$8.69	0.06	*	1.39	1.45	(0.06)	—	—	(0.06)	10.08
Six Months Ended April 30, 2010 (Unaudited)	$10.08	0.07	*	0.90	0.97	(0.07)	—	—	(0.07)	10.98

CLASS C SHARES
Period Ended October 31, 2005(l)	$10.00	—	(f)	0.28	0.28	—	—	—	—	$10.28
Year Ended October 31, 2006	$10.28	0.09		1.19	1.28	(0.08)	(0.01)	—	(0.09)	11.47
Year Ended October 31, 2007	$11.47	0.12	*	1.60	1.72	(0.12)	(0.10)	—	(0.22)	12.97
Year Ended October 31, 2008	$12.97	0.11	*	(3.97)	(3.86)	(0.11)	(0.50)	(0.01)	(0.62)	8.49
Year Ended October 31, 2009	$8.49	0.06	*	1.35	1.41	(0.06)	—	—	(0.06)	9.84
Six Months Ended April 30, 2010 (Unaudited)	$9.84	0.07	*	0.87	0.94	(0.07)	—	—	(0.07)	10.71

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income to Average Net Assets(c)	Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(e)

CLASS A SHARES
Period Ended October 31, 2005(j)	4.94%		$3,241	1.50%	0.95%	4.30%	84.55%
Year Ended October 31, 2006	13.40%		11,973	1.50%	1.65%	2.12%	101.57%
Year Ended October 31, 2007	16.12	%(g)	20,140	1.50%	1.70%	1.60%	92.87%
Year Ended October 31, 2008	(30.65	)%(h)	14,226	1.48%	1.75%	1.48%	79.86%
Year Ended October 31, 2009	17.75	%(i)	15,909	1.44%	1.47%	1.49%	41.29%
Six Months Ended April 30, 2010 (Unaudited)	9.96%		18,183	1.04%	2.05%	1.09%	30.01%

CLASS B SHARES
Period Ended October 31, 2005(k)	5.03%		$3,604	2.25%	0.18%	5.01%	84.55%
Year Ended October 31, 2006	12.45%		10,731	2.25%	0.91%	2.87%	101.57%
Year Ended October 31, 2007	15.25	%(g)	16,513	2.25%	0.95%	2.35%	92.87%
Year Ended October 31, 2008	(31.17	)%(h)	12,354	2.23%	1.00%	2.23%	79.86%
Year Ended October 31, 2009	16.82	%(i)	14,230	2.19%	0.71%	2.24%	41.29%
Six Months Ended April 30, 2010 (Unaudited)	9.59%		16,367	1.79%	1.31%	1.84%	30.01%

CLASS C SHARES
Period Ended October 31, 2005(l)	2.80%		$278	2.25%	0.05%	4.69%	84.55%
Year Ended October 31, 2006	12.53%		763	2.25%	0.87%	2.83%	101.57%
Year Ended October 31, 2007	15.20	%(g)	1,766	2.25%	0.95%	2.33%	92.87%
Year Ended October 31, 2008	(31.09	)%(h)	1,408	2.23%	1.00%	2.23%	79.86%
Year Ended October 31, 2009	16.75	%(i)	1,488	2.19%	0.72%	2.24%	41.29%
Six Months Ended April 30, 2010 (Unaudited)	9.54%		1,804	1.79%	1.31%	1.84%	30.01%

*	Calculated based on average shares outstanding.

(a)

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies in which the Fund invests.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During each period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)	Rounds to less than $0.01 or $(0.01).

(g)

During the year ended October 31, 2007, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.41%, 0.41% and 0.33% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the year ended October 31, 2008, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)

During the year ended October 31, 2009, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.

(j)	Class A Shares commenced operations on February 3, 2005.

(k)	Class B Shares commenced operations on February 1, 2005.

(l)	Class C Shares commenced operations on June 9, 2005.

28	HSBC INVESTOR WORLD SELECTION FUNDS

CONSERVATIVE STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Period Ended October 31, 2005(j)	$10.00	0.04		0.26	0.30	(0.01)	—	(0.01)	$10.29
Year Ended October 31, 2006	$10.29	0.22		0.85	1.07	(0.25)	—	(0.25)	11.11
Year Ended October 31, 2007	$11.11	0.29	*	1.03	1.32	(0.27)	(0.12)	(0.39)	12.04
Year Ended October 31, 2008	$12.04	0.24	*	(2.93)	(2.69)	(0.25)	(0.26)	(0.51)	8.84
Year Ended October 31, 2009	$8.84	0.14	*	1.16	1.30	(0.13)	—	(0.13)	10.01
Six Months Ended April 30, 2010 (Unaudited)	$10.01	0.11	*	0.65	0.76	(0.10)	—	(0.10)	10.67

CLASS B SHARES
Period Ended October 31, 2005(k)	$10.00	0.03		0.16	0.19	— (f)	—	— (f)	$10.19
Year Ended October 31, 2006	$10.19	0.15		0.83	0.98	(0.16)	—	(0.16)	11.01
Year Ended October 31, 2007	$11.01	0.20	*	1.05	1.25	(0.20)	(0.12)	(0.32)	11.94
Year Ended October 31, 2008	$11.94	0.16	*	(2.91)	(2.75)	(0.17)	(0.26)	(0.43)	8.76
Year Ended October 31, 2009	$8.76	0.07	*	1.15	1.22	(0.07)	—	(0.07)	9.91
Six Months Ended April 30, 2010 (Unaudited)	$9.91	0.08	*	0.63	0.71	(0.07)	—	(0.07)	10.55

CLASS C SHARES
Period Ended October 31, 2005(l)	$10.00	0.03		0.38	0.41	—	—	—	$10.41
Year Ended October 31, 2006	$10.41	0.15		0.85	1.00	(0.17)	—	(0.17)	11.24
Year Ended October 31, 2007	$11.24	0.21	*	1.11	1.32	(0.19)	(0.12)	(0.31)	12.25
Year Ended October 31, 2008	$12.25	0.16	*	(2.98)	(2.82)	(0.17)	(0.26)	(0.43)	9.00
Year Ended October 31, 2009	$9.00	0.07	*	1.18	1.25	(0.07)	—	(0.07)	10.18
Six Months Ended April 30, 2010 (Unaudited)	$10.18	0.08	*	0.65	0.73	(0.07)	—	(0.07)	10.84

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income to Average Net Assets(c)	Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(e)

CLASS A SHARES
Period Ended October 31, 2005(j)	2.96%		$1,054	1.50%	1.28%	8.01%	72.14%
Year Ended October 31, 2006	10.48%		3,069	1.50%	2.33%	3.22%	96.58%
Year Ended October 31, 2007	12.13	%(g)	6,669	1.50%	2.52%	2.06%	88.67%
Year Ended October 31, 2008	(23.17	)%(h)	4,747	1.50%	2.24%	1.72%	68.74%
Year Ended October 31, 2009	14.95	%(i)	5,059	1.50%	1.53%	1.62%	34.40%
Six Months Ended April 30, 2010 (Unaudited)	7.62%		5,543	1.22%	2.22%	1.27%	31.55%

CLASS B SHARES
Period Ended October 31, 2005(k)	1.92%		$1,306	2.25%	0.53%	9.21%	72.14%
Year Ended October 31, 2006	9.65%		2,567	2.25%	1.54%	3.98%	96.58%
Year Ended October 31, 2007	11.51	%(g)	4,928	2.25%	1.77%	2.82%	88.67%
Year Ended October 31, 2008	(23.76	)%(h)	4,348	2.25%	1.48%	2.48%	68.74%
Year Ended October 31, 2009	14.05	%(i)	4,907	2.25%	0.77%	2.38%	34.40%
Six Months Ended April 30, 2010 (Unaudited)	7.14%		6,024	1.97%	1.50%	2.02%	31.55%

CLASS C SHARES
Period Ended October 31, 2005(l)	4.10%		$82	2.25%	0.66%	7.94%	72.14%
Year Ended October 31, 2006	9.66%		320	2.25%	1.56%	3.92%	96.58%
Year Ended October 31, 2007	11.97	%(g)	437	2.25%	1.78%	2.85%	88.67%
Year Ended October 31, 2008	(23.73	)%(h)	430	2.25%	1.46%	2.48%	68.74%
Year Ended October 31, 2009	13.97	%(i)	485	2.25%	0.78%	2.37%	34.40%
Six Months Ended April 30, 2010 (Unaudited)	7.19%		694	1.97%	1.50%	2.02%	31.55%

*	Calculated based on average shares outstanding.

(a)

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios, the Fund does not include expenses of the affiliated and unaffiliated investment companies in which the Fund invests.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During each period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)	Rounds to less than $0.01.

(g)

During the year ended October 31, 2007, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.44%, 0.47% and 0.48% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the year ended October 31, 2008, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)

During the year ended October 31, 2009, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.

(j)	Class A Shares commenced operations on February 23, 2005.

(k)	Class B Shares commenced operations on February 17, 2005.

(l)	Class C Shares commenced operations on April 19, 2005.

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HSBC INVESTOR WORLD SELECTION FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited)

1.	Organization:

          The HSBC Investor Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of April 30, 2010, the Trust is comprised of 15 separate operational funds, each a series of the HSBC Investor Family of Funds. The accompanying financial statements are presented for the following 4 funds (individually a “Fund”, collectively the “World Selection Funds”):

Fund	Short Name

HSBC Investor Aggressive Strategy Fund	Aggressive Strategy Fund
HSBC Investor Balanced Strategy Fund	Balanced Strategy Fund
HSBC Investor Moderate Strategy Fund	Moderate Strategy Fund
HSBC Investor Conservative Strategy Fund	Conservative Strategy Fund

          The World Selection Funds are diversified series of the Trust and part of the HSBC Investor Family of Funds. Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

          Each of the World Selection Funds is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in a combination of mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Investment Adviser”) (the “Affiliated Underlying Funds”), as well as mutual funds managed by other investment advisers and exchange-traded funds (“Unaffiliated Underlying Funds” and, together with the Affiliated Underlying Funds, the “Underlying Funds”). Each Fund may also purchase and hold exchange-traded notes (“ETNs”). The Underlying Funds may include private equity funds and real estate funds that are organized as mutual funds or Exchange Traded Funds (“ETFs”). Each World Selection Fund invests according to the investment objectives and strategies described in its Prospectus.

          The World Selection Funds currently invest in the HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and the HSBC Investor Value Portfolio (individually a “Portfolio,” collectively the “Portfolios”), each of which is a diversified series of the HSBC Investor Portfolios (the “Portfolio Trust”). The Portfolios operate as master funds in master-feeder arrangements in addition to receiving investments from the World Selection Funds.

          The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the World Selection Funds.

          The World Selection Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Each Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. Class A Shares of the World Selection Funds have a maximum sales charge of 5.00% as a percentage of the original purchase price. The Class B Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. Each class of shares in the World Selection Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

          Under the Trust’s organizational documents, the World Selection Funds’ Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the World Selection Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the World Selection Funds. The World Selection Funds’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the World Selection Funds. However, based on experience, the Trust expects the risk of loss to be remote.

30	HSBC INVESTOR WORLD SELECTION FUNDS

HSBC INVESTOR WORLD SELECTION FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the World Selection Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements.

Securities Valuation:

          The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds. The World Selection Funds record their investments in the Portfolios at fair value. The underlying securities of the Portfolios are recorded at fair value, respectively, as more fully discussed in the notes to those financial statements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value in funds or portfolios in which the World Selection Funds are invested are described in their respective notes to financial statements.

Investment Transactions and Related Income:

          The World Selection Funds record daily their pro-rata income, expenses and unrealized/realized gains and losses derived from their respective Portfolios. Dividend income is recorded on the ex-dividend date for the Underlying Funds. Changes in holdings of the Underlying Funds for each World Selection Fund are reflected no later than the first business day following trade date. However, for financial reporting purposes, changes in holdings of the Underlying Funds are reflected as of trade date. In addition, the World Selection Funds accrue their own expenses daily as incurred.

Allocations:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all funds within the HSBC Investor Family of Funds in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

          Dividends to shareholders from net investment income, if any, are declared and distributed quarterly in the case of the Moderate Strategy Fund and Conservative Strategy Fund, and annually in the case of the Aggressive Strategy Fund and Balanced Strategy Fund.

          The World Selection Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the World Selection Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

          The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The World Selection Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

HSBC INVESTOR WORLD SELECTION FUNDS	31

HSBC INVESTOR WORLD SELECTION FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

Redemption Fee:

          Prior to February 28, 2010 a redemption fee of 2.00% was charged and recorded as paid-in-capital for any shares redeemed or exchanged after being held for less than 30 days. This fee did not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that could not implement the fee. The Trustees have approved the removal of such redemption fee effective February 28, 2010. For the fiscal years ended October 31, 2009 and period ended April 30, 2010, respectively, the following World Selection Funds collected redemption fees as follows:

Fund	Fees Collected October 31, 2009	Fees Collected April 30, 2010

Aggressive Strategy Fund	$47	$3
Balanced Strategy Fund	431	11
Moderate Strategy Fund	259	10
Conservative Strategy Fund	63	1

Federal Income Taxes:

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

          Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

New Accounting Pronouncements:

          In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements. New disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 roll forward of activity in fair value measurements is effective for interim and fiscal periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of this update will have on the Trust’s financial statements and related disclosures.

3.	Investment Valuation Summary:

          The valuation techniques employed by the World Selection Funds, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the World Selection Funds’ investments are summarized in the three broad levels listed below:

	• Level 1:	quoted prices in active markets for identical assets

	• Level 2:	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

	• Level 3:	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of April 30, 2010 in valuing the World Selection Funds’ investments based upon the three levels defined above:

32	HSBC INVESTOR WORLD SELECTION FUNDS

HSBC INVESTOR WORLD SELECTION FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

	LEVEL 1	LEVEL 2	LEVEL 3	Total

Aggressive Strategy Fund
Investment Companies:
Affiliated Investment Companies	$797,221	$—	$—	$797,221
Affiliated Portfolios (a)	—	7,072,113	—	7,072,113
Unaffiliated Investment Companies	3,438,995	—	—	3,438,995
Exchange Traded Funds	759,883	—	—	759,883

Total Investment Companies	$4,996,099	$7,072,113	$—	$12,068,212

Balanced Strategy Fund
Investment Companies:
Affiliated Investment Companies	$1,804,919	$—	$—	$1,804,919
Affiliated Portfolios (a)	—	13,988,826	—	13,988,826
Unaffiliated Investment Companies	16,551,032	—	—	16,551,032
Exchange Traded Funds	1,759,005	—	—	1,759,005

Total Investment Companies	$20,114,956	$13,988,826	$—	$34,103,782

Moderate Strategy Fund
Investment Companies:
Affiliated Investment Companies	$1,526,520	$—	$—	$1,526,520
Affiliated Portfolios (a)	—	10,570,748	—	10,570,748
Unaffiliated Investment Companies	23,102,945	—	—	23,102,945
Exchange Traded Funds	1,145,162	—	—	1,145,162

Total Investment Companies	$25,774,627	$10,570,748	$—	$36,345,375

Conservative Fund
Investment Companies:
Affiliated Investment Companies	$454,436	$—	$—	$454,436
Affiliated Portfolios (a)	—	2,449,258	—	2,449,258
Unaffiliated Investment Companies	9,343,714	—	—	9,343,714
Exchange Traded Funds	144,620	—	—	144,620

Total Investment Companies	$9,942,770	$2,449,258	$—	$12,392,028

(a)

Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder fund structure, the inputs used for valuing these investments are categorized as Level 2.

4.	Related Party Transactions:

Investment Management:

          The Investment Adviser, a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the World Selection Funds. As Investment Adviser, HSBC manages the investments of the World Selection Funds and continuously reviews, supervises and administers the World Selection Funds’ investments. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of 0.05% for each Fund. The Investment Adviser is voluntarily waiving all of the fee for each of the World Selection Funds. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/ reimbursements may be stopped at any time.

HSBC INVESTOR WORLD SELECTION FUNDS	33

HSBC INVESTOR WORLD SELECTION FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

Administration:

          HSBC serves the World Selection Funds as Administrator. Under the terms of the Administration Agreement, HSBC received from the World Selection Funds (as well as the other funds in the HSBC Investor Family of Funds) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 billion	0.0550%
In excess of $10 billion but not exceeding $20 billion	0.0350%
In excess of $20 billion but not exceeding $50 billion	0.0275%
In excess of $50 billion	0.0250%

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each series of the HSBC Investor Family of Funds based upon its pro-rata share of net assets. For assets invested in underlying Portfolios by World Selection Funds, the Portfolios pay half of the administration fee and the World Selection Funds pay half, for a combination of the total fee rate above. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios in master-feeder structures. An amount equal to 50% of the administration fees is deemed to be class-specific.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Sub-Administrator for the Trust and the HSBC Investor Family of Funds (collectively, the “Trusts”) subject to the general supervision of the Trusts’ Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

          Under a Compliance Services Agreement between the Trusts and Citi Ohio (the “CCO Agreement”), Citi Ohio makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $134,557 for the period ended April 30, 2010, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi Ohio pays the salary and other compensation earned by individuals performing these services, as employees of Citi Ohio.

Distribution Arrangements:

          Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the World Selection Funds, respectively. As of the most recent fiscal period, Foreside, as Distributor, also received $284,730, $198,003, and $19,382 in commissions from sales of HSBC Investor Family of Funds, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $30, $6, and $— were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

          The Trust has adopted a Shareholder Services Plan which provides for payments to shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25%, 0.25% and 0.25% of the average daily net assets of Class A Shares, Class B Shares and Class C Shares of the World Selection Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed, in the aggregate, 0.25% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting, Transfer Agency and Trustees:

          Citi Ohio provides fund accounting and transfer agency services for the Trusts. As transfer agent, Citi Ohio receives a fee based on the number of funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant, Citi Ohio receives an annual fee per fund and share class, subject to minimums and reimbursement of certain expenses.

34	HSBC INVESTOR WORLD SELECTION FUNDS

HSBC INVESTOR WORLD SELECTION FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

          Each non-interested Trustees is compensated with a $60,000 annual Board retainer for service as a Trustee of the Trusts and Portfolio Trust, as well as a $3,000 annual retainer for each Committee of the Board of the Trusts and Portfolio Trust. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

Fee Reductions:

          The Investment Adviser has agreed to contractually limit through March 1, 2011 the total expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses of the World Selection Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows: Class A Shares 1.50%, Class B Shares 2.25%, Class C Shares 2.25%.

          Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the period ended April 30, 2010, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of April 30, 2010, the repayments that may potentially be made by the Funds are as follows:

Fund	2013($)*	2012($)*	2011($)*	2010($)*

Aggressive Strategy Fund	13,496	49,257	51,467	71,425
Balanced Strategy Fund	—	3,289	—	29,729
Moderate Strategy Fund	—	—	—	14,225
Conservative Strategy Fund	—	6,592	20,961	40,321

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be recoupable.

          The Administrator and Citi Ohio may voluntarily waive/reimburse fees to help support the expense limits of each Fund. In addition, the Investment Adviser may waive/reimburse additional fees at their discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi Ohio are reported separately on the Statements of Operations, as applicable.

5.	Investment Transactions:

Aggregate contributions and withdrawals of the Underlying Portfolios for the period ended April 30, 2010 totaled:

Fund	Contributions	Withdrawals

Aggressive Strategy Fund	$1,427,048	$5,040,551
Balanced Strategy Fund	1,639,768	13,533,820
Moderate Strategy Fund	1,386,799	13,050,346
Conservative Strategy Fund	488,079	3,010,495

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2010 were as follows:

Fund	Purchases	Sales

Aggressive Strategy Fund	$5,061,167	$299,877
Balanced Strategy Fund	$17,465,017	$3,105,697
Moderate Strategy Fund	$20,564,129	$5,766,023
Conservative Strategy Fund	$7,506,754	$1,998,280

6.	Federal Tax Information:

          At April 30, 2010, the cost basis of securities (which excludes investments in the Affiliated Portfolios) for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

HSBC INVESTOR WORLD SELECTION FUNDS	35

HSBC INVESTOR WORLD SELECTION FUNDS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

Fund	Tax Cost ($)	Tax Unrealized Appreciation ($)	Tax Unrealized Depreciation ($)	Net Unrealized Appreciation/ (Depreciation) ($)

Aggressive Strategy Fund	11,189,629	878,392	(30,310)	848,082
Balanced Strategy Fund	33,970,095	2,299,221	(50,815)	2,248,406
Moderate Strategy Fund	33,954,931	2,400,493	(55,145)	2,245,348
Conservative Strategy Fund	11,597,358	669,477	(17,138)	652,339

          The tax character of dividends paid by the World Selection Funds as of the latest tax year ended October 31, 2009 was as follows:

	Dividends paid from

Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Total Dividends Paid*

Aggressive Strategy Fund	$—	$—	$—	$—
Balanced Strategy Fund	148,995	—	148,995	148,995
Moderate Strategy Fund	287,613	—	287,613	287,613
Conservative Strategy Fund	109,163	—	109,163	109,163

*	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of the latest tax year ended October 31, 2009, the components of accumulated earnings/(deficit) on a tax basis for the World Selection Funds were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)

Aggressive Strategy Fund	$—	$—	$—	$(2,039,823)	$(112,786)	$(2,152,609)
Balanced Strategy Fund	122,678	—	122,678	(5,334,226)	35,461	(5,176,087)
Moderate Strategy Fund	46,429	—	46,429	(5,325,093)	500,828	(4,777,836)
Conservative Strategy Fund	11,295	—	11,295	(1,518,116)	269,453	(1,237,368)

(1)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

          As of the latest tax year ended October 31, 2009, the following World Selection Funds have net capital loss carryfor-wards, which are available to offset future realized gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Fund	Amount	Expires

Aggressive Strategy Fund	$911,837	2016
Aggressive Strategy Fund	1,127,986	2017
Balanced Strategy Fund	2,102,771	2016
Balanced Strategy Fund	3,231,455	2017
Moderate Strategy Fund	1,920,789	2016
Moderate Strategy Fund	3,404,304	2017
Conservative Strategy Fund	522,074	2016
Conservative Strategy Fund	996,042	2017

7.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS’’), a subsidiary of the BISYS Group, Inc., reached a settlement (the “Settlement”) with the Securities and Exchange Commission (the “SEC’’) regarding the SEC’s investigation related to the past payment by BISYS of certain marketing and other expenses with respect to certain of its mutual fund clients (the “Covered Clients”), including the Funds. A plan of distribution (“Fair Fund Plan”) was established in accordance with the Settlement for purposes of collecting and distributing settlement monies (“Settlement Monies”) to the Covered Clients. The payment of Settlement Monies to the Funds will be made on a date to be approved by the SEC, and the impact of such payments to the total return, net expense ratio and net income ratio of each Fund will be disclosed in the Financial Highlights after the date of payment.

36	HSBC INVESTOR WORLD SELECTION FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited)

          Section 15(c) of the Investment Company Act of 1940, as amended (“1940 Act”), generally requires that a mutual fund’s board of trustees, including a majority of trustees who are not parties to the fund’s investment advisory agreement or “interested persons” of the fund, as defined in the 1940 Act (“Independent Trustees”), review and approve the fund’s investment advisory agreement or agreements on an annual basis.

          The Boards of Trustees (collectively, “Board”) of HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios (the “Trusts”) and the Contracts and Expense Committee thereof, which consists exclusively of the Independent Trustees of the Trusts (the “Committee”), met in December 2009 to consider: (i) the approval of the continuation of the Investment Advisory Agreements and related Supplements (“Advisory Contracts”) between each of the Trusts and the Adviser and the Investment Sub-Advisory Agreements between the Adviser and each Sub-Adviser (“Sub-Advisory Contracts”) with respect to the operational series of the Trusts (the “Existing Funds”), (ii) the initial approval of the Advisory Contract and of a Sub-Advisory Contract with respect to the HSBC Investor Global Emerging Markets Local Debt Fund and the HSBC Investor Global Emerging Markets Fixed Income Fund (collectively, the “GEM Funds”), each a series of HSBC Investor Funds, and (iii) other ancillary agreements with respect to the Existing Funds and the GEM Funds (collectively, “Funds”) to which the Adviser is a party that provide for different administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (collectively, the “Agreements”).

          Prior to the meetings, the Trustees requested, received and reviewed the information they thought reasonably necessary to evaluate the terms of the Agreements. This information included, among other things, information about: (i) the services the Adviser and Sub-Advisers provide to the Funds; (ii) personnel who provide such services; (iii) the investment performance for each Existing Fund; (iv) trading practices of the Adviser and Sub-Advisers; (iv) fees received or to be received by the Adviser and Sub-Advisers with respect to each Fund; (v) the total expense ratio of each Existing Fund; (vi) the profitability of the Adviser and certain of the Sub-Advisers; and (vii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trust and to the Independent Trustees were present at each Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process, and all Trustees received advice regarding their fiduciary obligations under Section 15(c) of the 1940 Act.

          On December 4, 2009, the Committee convened and its members reviewed and discussed information provided in advance of and at the meeting, including (among other things): (i) the results of the annual compliance review of the Adviser and Sub-Advisers; (ii) the Funds’ investment performance over varying periods of time; (iii) the fees of the Funds in comparison with other similar funds, based on materials provided by the Adviser from a database compiled by Lipper Inc.; (iv) the nature, quality and extent of and fees paid for administrative services provided by the Adviser; and (v) factors particular to the Funds that are money market funds. At the conclusion of this meeting, the Trustees requested certain additional information from the Adviser, including information about how the Adviser provides administrative services, differences in the advisory services provided to the money market mutual funds and separately managed accounts advised by the Adviser and fees waived by the Adviser with respect to the money market funds.

          The Committee also convened in a meeting held on December 14th and 15th. At this meeting, the Committee reviewed its prior deliberations in light of: (i) the Adviser’s responses to the Committee’s requests for additional information and (ii) presentations from the Adviser and Sub-Advisers, including information about the performance of the Sub-Adviser proposed for the GEM Funds with respect to other accounts it manages, and considered, among other things, the profitability of the Adviser and the performance of the Adviser’s Multimanager Unit. Based on its deliberations, the Committee determined to make a recommendation to the Board of the Trusts to approve or approve the continuation of each Advisory Agreement, as appropriate.

          The Board of the Trusts, including the Independent Trustees, also met in-person on December 14th and 15th, 2009. At this meeting, the Board reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the deliberations and recommendation of the Committee. As a result of this process, the Trustees and Independent Trustees determined with respect to each of the Funds, as appropriate: (i) that the initial approval or continuation of the Agreements with respect to the Fund was consistent with the best interests of the Fund and its shareholders and (ii) to approve or approve the continuation of the Agreements with respect to the Fund. The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to the

HSBC INVESTOR WORLD SELECTION FUNDS	37

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited) (continued)

Funds. The Board considered the quality and experience of the Adviser’s personnel who provide management services to the Funds. With respect to the equity Funds, the Trustees considered the capabilities and performance of the Adviser’s Multimanager unit. The Trustees also took note of the long-term relationship between the Adviser and the Funds and the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. In addition, the Board considered the Adviser’s performance in fulfilling its responsibilities for overseeing the Funds’ compliance environment and for overseeing the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives. The Board also considered the Adviser’s reputation and financial condition, as well as how the Adviser’s investment disciplines had fared during the market volatility of the preceding year.

With respect to the administrative support services that the Adviser provides to the Funds, the Trustees considered the nature, quality and extent of these services, including the Adviser’s oversight and management of the Funds’ other service providers, and the fees payable to the Adviser and to other entities under the Adviser’s supervision that provide administrative services to the Trusts.

The Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide or would provide to their respective Funds. In this regard, the Board considered the Sub-Advisers’ portfolio management teams, experience, and the quality of their compliance programs, as well as how the Sub-advisers’ investment disciplines had fared during the market volatility of the preceding year.

The Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers.

Investment Performance of the Funds, Adviser and Sub-Advisers. The Trustees considered the short-term and long-term investment performance of each Existing Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. The Trustees noted that the Existing Funds generally had strong performance records. In instances where it was noted that a Fund’s performance was not strong on a relative basis, the Trustees considered the Adviser’s representation as to steps it was taking to address the issue. The Trustees also considered representations of the Adviser regarding the relative performance of the portfolio management team proposed for the GEM Funds. The Trustees concluded that the investment performance presented supported the continuation or initial approval of the Agreements, as appropriate, with respect to each Fund.

Costs of Services and Profits Realized by the Adviser. The Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. In this regard, the Trustees compared Fund expenses to those of similar funds, noting that the Funds’ expenses generally compare favorably with industry averages for other funds.

The Trustees considered the Adviser’s profitability and costs, including an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Trustees considered the advisory fees under the Trusts’ Advisory Contracts and compared those fees to the fees of similar funds, which had been provided by the Adviser from a database compiled by Lipper Inc. The Trustees determined that the Funds had competitive advisory fees with those of similar funds, noting the resources, expertise and experience that the Adviser provided to the Funds. The Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships. In this regard, the Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

With respect to the administrative support services provided by the Adviser, the Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds.

The Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. The Trustees also considered certain information on profitability provided by certain of the Sub-Advisers.

The Trustees concluded that the combined advisory fees payable to the Adviser and the Funds’ Sub-Advisers are fair and reasonable in light of the factors set forth above.

38	HSBC INVESTOR WORLD SELECTION FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval (Unaudited) (continued)

Other Relevant Considerations. The Board also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce the overall operating expenses of those Funds. The Trustees also considered the financial commitment the Adviser had made over the prior year to maintain a positive yield for the series of the Trust that are money market funds. The Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

          Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved or approved the continuation of each Agreement.

HSBC INVESTOR WORLD SELECTION FUNDS	39

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of April 30, 2010

          As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions of shares; and exchange fees; (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples do not include expenses from the underlying investment companies in which the Funds’ invests.

          These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 through April 30, 2010.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Expenses Paid During Period* 11/1/09 – 4/30/10	Annualized Expense Ratio During Period 11/1/09 – 4/30/10

Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,134.30	$7.94	1.50%
	Class B Shares	1,000.00	1,128.80	11.88	2.25%
	Class C Shares	1,000.00	1,129.90	11.88	2.25%
Balanced Strategy Fund	Class A Shares	1,000.00	1,118.50	6.15	1.17%
	Class B Shares	1,000.00	1,114.70	10.07	1.92%
	Class C Shares	1,000.00	1,114.40	10.07	1.92%
Moderate Strategy Fund	Class A Shares	1,000.00	1,099.60	5.41	1.04%
	Class B Shares	1,000.00	1,095.90	9.30	1.79%
	Class C Shares	1,000.00	1,095.40	9.30	1.79%
Conservative Strategy Fund	Class A Shares	1,000.00	1,076.20	6.28	1.22%
	Class B Shares	1,000.00	1,071.40	10.12	1.97%
	Class C Shares	1,000.00	1,071.90	10.12	1.97%

*

Expenses are equal to the average account value over the period multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

40	HSBC INVESTOR WORLD SELECTION FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of April 30, 2010 (continued)

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchases and redemptions of shares (if applicable). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Expenses Paid During Period* 11/1/09 – 4/30/10	Annualized Expense Ratio During Period 11/1/09 – 4/30/10

Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,017.36	$7.50	1.50%
	Class B Shares	1,000.00	1,013.64	11.23	2.25%
	Class C Shares	1,000.00	1,013.64	11.23	2.25%
Balanced Strategy Fund	Class A Shares	1,000.00	1,018.99	5.86	1.17%
	Class B Shares	1,000.00	1,015.27	9.59	1.92%
	Class C Shares	1,000.00	1,015.27	9.59	1.92%
Moderate Strategy Fund	Class A Shares	1,000.00	1,019.64	5.21	1.04%
	Class B Shares	1,000.00	1,015.92	8.95	1.79%
	Class C Shares	1,000.00	1,015.92	8.95	1.79%
Conservative Strategy Fund	Class A Shares	1,000.00	1,018.74	6.11	1.22%
	Class B Shares	1,000.00	1,015.03	9.84	1.97%
	Class C Shares	1,000.00	1,015.03	9.84	1.97%

*

Expenses are equal to the average account value over the period multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR WORLD SELECTION FUNDS	41

Other Information:

          Information regarding how the Funds and Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

          (i) The Funds and Portfolios file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Funds’ and Portfolios’ Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Funds’ and Portfolios’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Funds’ and Portfolios’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

          An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

42	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited)

Common Stocks—96.3%

	Shares	Value($)

Consumer Discretionary – 10.4%
Amazon.com, Inc. (a)	11,900	1,631,014
Kohl’s Corp. (a)	20,100	1,105,299
New Oriental Education & Technology Group, Inc. ADR (a)	7,600	711,132
O’Reilly Automotive, Inc. (a)	22,300	1,090,247
Priceline.com, Inc. (a)	7,600	1,991,580
Target Corp.	18,300	1,040,721
The Estee Lauder Cos., Inc., Class A	9,400	619,648
Urban Outfitters, Inc. (a)	38,800	1,455,388

		9,645,029

Consumer Staples – 4.5%
Costco Wholesale Corp.	22,300	1,317,484
PepsiCo, Inc.	14,800	965,256
Staples, Inc.	38,400	903,552
Yum! Brands, Inc.	22,900	971,418

		4,157,710

Energy – 9.0%
Dresser-Rand Group, Inc. (a)	29,500	1,040,760
EOG Resources, Inc.	8,500	953,020
First Solar, Inc. (a)	4,800	689,040
FMC Technologies, Inc. (a)	14,500	981,505
Occidental Petroleum Corp.	10,900	966,394
Peabody Energy Corp.	24,500	1,144,640
Schlumberger Ltd.	35,900	2,563,978

		8,339,337

Financials – 7.1%
Goldman Sachs Group, Inc.	12,500	1,815,000
IntercontinentalExchange, Inc. (a)	7,700	898,051
Invesco Ltd.	16,800	386,232
JP Morgan Chase & Co.	61,000	2,597,380
The Charles Schwab Corp.	46,400	895,056

		6,591,719

Health Care – 8.9%
Celgene Corp. (a)	22,400	1,387,680
Express Scripts, Inc. (a)	12,800	1,281,664
Gilead Sciences, Inc. (a)	11,600	460,172
Medco Health Solutions, Inc. (a)	40,600	2,392,152
Shire plc ADR	13,700	902,008
Teva Pharmaceutical Industries Ltd. ADR	31,600	1,855,868

		8,279,544

Industrials – 12.9%
C.H. Robinson Worldwide, Inc.	16,100	970,830
Danaher Corp.	29,400	2,477,832
Deere & Co.	16,000	957,120
Flowserve Corp.	7,900	905,182
Fluor Corp.	16,600	877,144
Illinois Tool Works, Inc.	27,600	1,410,360
Union Pacific Corp.	33,600	2,542,176
United Technologies Corp.	25,200	1,888,740

		12,029,384

Common Stocks, continued

	Shares	Value($)

Information Technology – 40.2%
Agilent Technologies, Inc. (a)	23,400	848,484
Apple, Inc. (a)	16,800	4,386,816
Baidu, Inc. ADR (a)	1,565	1,078,755
Broadcom Corp., Class A	27,400	945,026
Cisco Systems, Inc. (a)	100,200	2,697,384
Citrix Systems, Inc. (a)	19,300	907,100
Cognizant Technology Solutions Corp. (a)	59,700	3,055,446
Dell, Inc. (a)	60,100	972,418
EMC Corp. (a)	58,600	1,113,986
Equinix, Inc. (a)	13,900	1,399,035
Google, Inc., Class A (a)	4,000	2,101,760
Hewlett-Packard Co.	63,000	3,274,110
Juniper Networks, Inc. (a)	17,700	502,857
Lam Research Corp. (a)	24,800	1,005,640
Linear Technology Corp.	27,400	823,644
Marvell Technology Group Ltd. (a)	65,000	1,342,250
MasterCard, Inc., Class A	5,000	1,240,200
Microsoft Corp.	51,500	1,572,810
Oracle Corp.	72,500	1,873,400
QUALCOMM, Inc.	54,300	2,103,582
Salesforce.com, Inc. (a)	5,400	462,240
Visa, Inc., Class A	35,600	3,212,188
VMware, Inc., Class A (a)	7,900	486,956

		37,406,087

Materials – 3.3%
Cliffs Natural Resources, Inc.	20,900	1,306,877
Ecolab, Inc.	17,900	874,236
Freeport-McMoRan Copper & Gold, Inc.	11,700	883,701

		3,064,814

TOTAL COMMON STOCKS (COST $74,469,535)		89,513,624

Investment Companies—3.0%

Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.01% (b)	2,770,934	2,770,934

TOTAL INVESTMENT COMPANIES (COST $2,770,934)		2,770,934

TOTAL INVESTMENTS (COST $77,240,469) — 99.3%		92,284,558

Percentages indicated are based on net assets of $92,928,102.

ADR — American Depositary Receipt
PLC — Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2010.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	43

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited)

Common Stocks—97.6%

	Shares	Value($)

Australia – 4.6%
Australia & New Zealand Banking Group Ltd.	122,800	2,719,353
BHP Billiton Ltd.	36,500	1,334,019
Boral Ltd.	53,500	289,161
Macquarie Group Ltd.	18,300	834,303
National Australia Bank Ltd.	113,565	2,900,842
Telstra Corp. Ltd.	513,500	1,504,179

		9,581,857

Austria – 0.4%
OMV AG	21,700	775,309

Belgium – 0.3%
KBC Groep NV (a)	15,200	679,995

Brazil – 0.5%
Banco Do Brasil SA	60,000	1,035,579

Canada – 4.2%
Encana Corp.	16,000	529,394
Industrial Alliance Insurance and Financial Services, Inc.	26,100	900,585
National Bank of Canada	26,600	1,626,647
Nexen, Inc.	78,892	1,918,890
Penn West Energy Trust	35,660	718,818
Suncor Energy, Inc.	62,428	2,136,261
WestJet Airlines Ltd. (a)	59,300	788,331

		8,618,926

Denmark – 2.1%
Carlsberg A/S, Class B	25,625	2,071,326
Danske Bank A/S (a)	84,800	2,214,274

		4,285,600

Finland – 1.8%
Nokia Oyj	296,400	3,623,217

France – 13.3%
BNP Paribas SA	60,698	4,168,618
Bouygues SA	20,200	1,000,787
Casino Guichard-Perrachon SA	17,000	1,500,466
Compagnie de Saint-Gobain	45,800	2,260,669
Compagnie Generale de Geophysique-Veritas (a)	31,800	957,266
Credit Agricole SA	60,739	868,163
Electricite de France	42,900	2,298,902
France Telecom SA	113,600	2,486,598
Klepierre	25,400	875,190
Lagardere S.C.A.	46,400	1,871,226
Sanofi-Aventis	52,700	3,594,690
Societe Generale	38,481	2,054,612
Vallourec SA	4,772	950,390
Vivendi	100,220	2,628,703

		27,516,280

Germany – 8.5%
Allianz SE	35,000	4,001,898
Bayer AG	45,800	2,935,568
Bayerische Motoren Werke AG	60,400	2,983,631
Deutsche Bank AG	38,200	2,637,899
E.ON AG	91,100	3,368,846

Common Stocks, continued

	Shares	Value($)

Germany, continued
Muenchener Rueckversicherungs- Gesellschaft AG	5,100	720,030
Thyssenkrupp AG	29,000	942,886

		17,590,758

Hong Kong – 1.5%
Esprit Holdings Ltd.	259,477	1,858,754
New World Development Co. Ltd.	720,509	1,278,015

		3,136,769

India – 0.0%
State Bank of India GDR	450	45,812

Italy – 3.6%
ENI SpA	81,100	1,812,315
Telecom Italia RSP (a)	920,000	1,038,109
Telecom Italia SpA (a)	1,289,400	1,802,496
UniCredit SpA (a)	1,048,600	2,747,742

		7,400,662

Japan – 23.0%
AEON Co. Ltd.	81,200	929,864
Air Water, Inc.	26,000	287,744
Asahi Breweries Ltd.	73,000	1,311,537
Dowa Holdings Co. Ltd.	89,000	494,163
East Japan Railway Co.	11,800	789,473
Elpida Memory, Inc. (a)	47,200	1,005,648
Isuzu Motors Ltd. (a)	382,000	1,215,582
ITOCHU Corp.	179,000	1,551,043
Japan Tobacco, Inc.	743	2,575,237
JFE Holdings, Inc.	44,000	1,569,374
JX Holdings, Inc. (a)	187,000	1,043,314
KDDI Corp.	279	1,345,420
KONAMI Corp.	11,700	227,028
Konica Minolta Holdings, Inc.	48,000	607,259
Mitsubishi Corp.	110,900	2,627,407
Mitsubishi Gas Chemical Co., Inc.	148,000	892,577
Mitsubishi Materials Corp. (a)	245,000	734,465
Mitsui & Co. Ltd.	149,000	2,239,693
Mitsui Fudosan Co. Ltd.	142,000	2,630,156
Murata Manufacturing Co. Ltd.	37,200	2,201,798
NAMCO BANDAI Holdings, Inc.	102,800	1,025,935
NGK Spark Plug Co. Ltd.	66,000	895,726
Nippon Telegraph & Telephone Corp.	63,000	2,564,735
Nissan Motor Co. Ltd. (a)	371,400	3,232,126
Sharp Corp.	134,000	1,735,847
Sony Corp.	59,110	2,024,190
Sumitomo Mitsui Financial Group, Inc.	69,800	2,308,783
Sumitomo Realty & Development Co. Ltd.	27,000	554,100
Takashimaya Co. Ltd.	101,000	957,692
The Furukawa Electric Co. Ltd.	123,000	609,791
The Tokyo Electric Power Co., Inc.	72,700	1,824,800
Tokyo Gas Co. Ltd.	221,000	939,302
Toshiba Corp. (a)	441,000	2,542,570

		47,494,379

Jersey – 0.3%
Informa plc	94,200	568,462

44	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value($)

Kazakhstan – 0.4%
KazMunaiGas Exploration Production GDR	31,650	773,883

Netherlands – 2.1%
Koninklijke DSM NV	28,200	1,259,455
Randstad Holding NV (a)	60,200	3,049,905

		4,309,360

New Zealand – 0.3%
Telecom Corp. of New Zealand Ltd.	442,923	686,556

Norway – 0.4%
Petroleum Geo-Services ASA (a)	54,750	753,837

Russian Federation – 0.3%
Gazprom OAO ADR	25,100	576,201

South Korea – 2.0%
Hynix Semiconductor, Inc. (a)	40,400	1,022,683
KB Financial Group, Inc. ADR	35,779	1,746,015
Samsung Electronics Co. Ltd., Preferred	2,900	1,370,739

		4,139,437

Spain – 3.2%
Banco Santander SA	325,469	4,137,960
Telefonica SA	106,700	2,414,892

		6,552,852

Sweden – 0.7%
Electrolux AB, B Shares	58,600	1,507,596

Switzerland – 1.6%
Novartis AG	63,940	3,261,026

Taiwan – 1.0%
AU Optronics Corp.	1,134,030	1,306,945
Compal Electronics, Inc.	804	1,118
United Microelectronics Corp. (a)	1,470,000	739,773

		2,047,836

Turkey – 0.7%
Turkiye Garanti Bankasi AS	308,700	1,496,110

United Kingdom – 20.8%
AstraZeneca plc	77,900	3,441,577
BAE Systems plc	248,700	1,303,277
Barclays plc	553,900	2,844,814
BP plc	544,700	4,750,039
Imperial Tobacco Group plc	33,300	948,495
Inchcape plc (a)	1,239,400	648,853
Kazakhmys plc	52,000	1,101,476
Marks & Spencer Group plc	370,600	2,072,053
Old Mutual plc (a)	1,161,500	2,049,562
Rentokil Initial plc (a)	273,400	530,160
Rio Tinto plc	62,900	3,251,424
Rolls-Royce Group plc	289,600	2,551,380
Royal Dutch Shell plc, A Shares	200,987	6,305,823
Thomas Cook Group plc	175,500	665,648
Travis Perkins plc (a)	65,900	850,987
Tui Travel plc	208,700	890,202

Common Stocks, continued

	Shares	Value($)

United Kingdom, continued
Vodafone Group plc	2,629,958	5,826,644
Xstrata plc	181,550	2,977,634

		43,010,048

TOTAL COMMON STOCKS (COST $207,498,152)		201,468,347

Investment Company—1.0%

Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.01% (b)	2,025,228	2,025,228

TOTAL INVESTMENT COMPANIES (COST $2,025,228)		2,025,228

TOTAL INVESTMENTS (COST $209,523,380) — 98.6%		203,493,575

Percentages indicated are based on net assets of $206,344,851.

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
PLC — Public Limited Company

(a) Represents non-income producing security.

(b) The rate represents the annualized one-day yield that was in effect on April 30, 2010.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	45

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited) (continued)

At April 30, 2010 the portfolio’s open foreign currency contracts were as follows:

Currency	Delivery Date	Amount (Local Currency)	Contract Value (U.S. Dollars) ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)

SHORT CONTRACTS
European Euro	7/15/2010	3,283,000	4,415,537	4,371,540	43,997

					43,997

The Portfolio invested, as a percentage of net assets, in the following industries, as of April 30, 2010:

Industry	Percent of Net Assets

Aerospace & Defense	1.9%
Airlines	0.4%
Auto Components	0.4%
Automobiles	3.6%
Beverages	1.6%
Building Products	1.1%
Capital Markets	1.7%
Chemicals	1.2%
Commercial Banks	15.2%
Commercial Services & Supplies	0.3%
Communications Equipment	1.8%
Computers & Peripherals	1.2%
Construction & Engineering	0.5%
Construction Materials	0.1%
Distributors	0.3%
Diversified Financial Services	0.8%
Diversified Telecommunication Services	6.1%
Electric Utilities	3.6%
Electrical Equipment	0.3%
Electronic Equipment, Instruments & Components	1.7%
Energy Equipment & Services	0.8%
Food & Staples Retailing	1.2%
Gas Utilities	0.5%
Hotels, Restaurants & Leisure	0.8%
Household Durables	2.6%
Insurance	3.7%
Leisure Equipment & Products	0.5%
Machinery	0.5%
Media	2.5%
Metals & Mining	6.0%
Investment Companies	1.0%
Multiline Retail	1.5%
Office Electronics	0.3%
Oil, Gas & Consumable Fuels	10.3%
Pharmaceuticals	6.4%
Professional Services	1.5%
Real Estate Investment Trusts (REITS)	0.4%
Real Estate Management & Development	2.2%
Road & Rail	0.4%
Semiconductors & Semiconductor Equipment	2.0%
Software	0.1%
Specialty Retail	0.9%
Tobacco	1.7%
Trading Companies & Distributors	3.5%
Wireless Telecommunication Services	3.5%

Total Investments	98.6%

46	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited)

Common Stocks—96.9%

	Shares	Value($)

Consumer Discretionary – 14.7%
American Eagle Outfitters, Inc.	135,050	2,270,190
Ctrip.com International Ltd. ADR (a)	61,500	2,245,980
DeVry, Inc.	22,550	1,406,895
Discovery Communications, Inc., Class A (a)	56,950	2,203,965
Gentex Corp.	99,000	2,127,510
Hibbett Sports, Inc. (a)	81,550	2,242,625
Hospitality Properties Trust	53,300	1,411,917
O’Reilly Automotive, Inc. (a)	44,200	2,160,938
Scientific Games Corp., Class A (a)	139,700	2,054,987
WMS Industries, Inc. (a)	48,550	2,428,471

		20,553,478

Consumer Staples – 3.4%
Church & Dwight Co., Inc.	33,500	2,319,875
Ralcorp Holdings, Inc. (a)	35,600	2,369,180

		4,689,055

Energy – 11.7%
Consol Energy, Inc.	77,880	3,479,678
Denbury Resources, Inc. (a)	173,900	3,330,185
Ensco International plc ADR	57,700	2,722,286
Exterran Holdings, Inc. (a)	99,800	2,909,170
Massey Energy Co.	105,350	3,858,971

		16,300,290

Financials – 4.7%
Credicorp Ltd.	22,550	1,958,693
First Horizon National Corp. (a)	1	13
Huntington Bancshares, Inc.	93,800	635,026
MSCI, Inc., Class A (a)	43,400	1,503,810
Waddell & Reed Financial, Inc., Class A	68,000	2,524,160

		6,621,702

Health Care – 19.5%
Alexion Pharmaceuticals, Inc. (a)	92,250	5,062,680
Charles River Laboratories International, Inc. (a)	69,400	2,323,512
DaVita, Inc. (a)	48,800	3,046,584
Elan Corp. plc ADR (a)	272,300	1,829,856
Hill-Rom Holdings, Inc.	70,150	2,224,456
IDEXX Laboratories, Inc. (a)	45,200	2,989,528
Illumina, Inc. (a)	33,100	1,385,897
Life Technologies Corp. (a)	47,000	2,571,370
MEDNAX, Inc. (a)	24,237	1,331,581
Mettler-Toledo International, Inc. (a)	25,950	3,256,206
Santarus, Inc. (a)	186,000	610,080
Skilled Healthcare Group, Inc., Class A (a)	103,400	691,746

		27,323,496

Industrials – 14.1%
AMETEK, Inc.	55,600	2,404,700
BE Aerospace, Inc. (a)	108,600	3,226,506
Crane Co.	63,200	2,271,408
IDEX Corp.	74,800	2,513,280
Joy Global, Inc.	27,450	1,559,435
Landstar System, Inc.	47,000	2,078,340
Navigant Consulting, Inc. (a)	125,450	1,615,796

Common Stocks, continued

	Shares	Value($)

Industrials, continued
Waste Connections, Inc. (a)	57,300	2,050,767
WESCO International, Inc. (a)	47,250	1,919,295

		19,639,527

Information Technology – 22.3%
Alliance Data Systems Corp. (a)	45,600	3,422,736
Altera Corp.	73,400	1,861,424
BMC Software, Inc. (a)	66,550	2,619,408
Brocade Communications Systems, Inc. (a)	291,500	1,891,835
Check Point Software Technologies Ltd. (a)	77,250	2,751,645
Citrix Systems, Inc. (a)	44,200	2,077,400
Comverse Technology, Inc. (a)	161,400	1,481,652
LSI Corp. (a)	434,000	2,612,680
Maxim Integrated Products, Inc.	27,150	527,253
Nuance Communications, Inc. (a)	200,250	3,658,567
ON Semiconductor Corp. (a)	156,800	1,244,992
Polycom, Inc. (a)	44,150	1,437,083
Salesforce.com, Inc. (a)	33,075	2,831,220
VeriFone Systems, Inc. (a)	64,500	1,227,435
VeriSign, Inc. (a)	55,950	1,525,756

		31,171,086

Materials – 4.4%
Celanese Corp., Series A	69,100	2,210,509
Compass Minerals International, Inc.	16,800	1,265,208
Crown Holdings, Inc. (a)	104,600	2,719,600

		6,195,317

Telecommunication Services – 2.1%
NII Holdings, Inc. (a)	67,700	2,871,834

TOTAL COMMON STOCKS (COST $113,096,489)		135,365,785

Investment Companies—2.7%

Northern Institutional Government Select Portfolio, Shares Class, 0.04% (b)	3,832,877	3,832,877

TOTAL INVESTMENT COMPANIES (COST $3,832,877)		3,832,877

TOTAL INVESTMENTS (COST $116,929,366) — 99.6%		139,198,662

Percentages indicated are based on net assets of $139,767,158.

ADR	— American Depositary Receipt
PLC	— Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2010.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	47

HSBC INVESTOR VALUE PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2010 (Unaudited)

Common Stocks—96.7%

	Shares	Value($)

Consumer Discretionary – 4.8%
CBS Corp., Class B	24,450	396,335
Viacom, Inc., Class B (a)	56,500	1,996,145

		2,392,480

Consumer Staples – 7.8%
CVS Caremark Corp.	25,900	956,487
Kimberly-Clark Corp.	19,900	1,219,074
Kroger Co. (The)	28,200	626,886
Philip Morris International, Inc.	22,600	1,109,208

		3,911,655

Energy – 17.0%
Apache Corp.	19,400	1,974,144
Canadian Natural Resources Ltd.	16,000	1,231,040
ConocoPhillips	9,471	560,588
Halliburton Co.	21,500	658,975
Hess Corp.	12,100	768,955
Noble Energy, Inc.	19,500	1,489,800
Occidental Petroleum Corp.	12,000	1,063,920
Talisman Energy, Inc.	46,600	794,064

		8,541,486

Financials – 21.3%
Aon Corp.	38,500	1,634,710
Citigroup, Inc. (a)	277,000	1,210,490
Genworth Financial, Inc., Class A (a)	50,800	839,216
JP Morgan Chase & Co.	22,150	943,147
Loews Corp.	41,240	1,535,778
MetLife, Inc.	42,000	1,914,360
The Hartford Financial Services Group, Inc.	43,900	1,254,223
Wells Fargo & Co.	42,700	1,413,797

		10,745,721

Health Care – 12.9%
Aetna, Inc.	20,800	614,640
Amgen, Inc. (a)	33,700	1,933,032
Merck & Co., Inc.	37,600	1,317,504
Pfizer, Inc.	92,000	1,538,240
Sanofi-Aventis ADR	33,000	1,125,630

		6,529,046

Industrials – 10.3%
Ingersoll-Rand plc	23,900	883,822
Lockheed Martin Corp.	18,400	1,561,976
Pitney Bowes, Inc.	39,500	1,003,300
Raytheon Co.	16,900	985,270
Union Pacific Corp.	10,000	756,600

		5,190,968

Information Technology – 10.1%
CA, Inc.	101,200	2,308,372
Microsoft Corp.	21,700	662,718
Motorola, Inc. (a)	297,700	2,104,739

		5,075,829

Materials – 8.4%
AngloGold Ashanti Ltd. ADR	40,727	1,704,832
Barrick Gold Corp.	48,000	2,090,400

Common Stocks, continued

	Shares	Value($)

Materials, continued
The Mosaic Co.	8,600	439,804

		4,235,036

Telecommunication Services – 2.7%
AT&T, Inc.	26,600	693,196
Verizon Communications, Inc.	22,700	655,803

		1,348,999

Utilities – 1.6%
NRG Energy, Inc. (a)	33,800	816,946

TOTAL COMMON STOCKS (COST $46,296,108)		48,788,166

Investment Companies—3.0%

Northern Institutional Government Select Portfolio, Shares Class, 0.04% (b)	1,485,961	1,485,961

TOTAL INVESTMENT COMPANIES (COST $1,485,961)		1,485,961

TOTAL INVESTMENTS (COST $47,782,069) — 99.7%		50,274,127

Percentages indicated are based on net assets of $50,438,531.

ADR	— American Depositary Receipt
PLC	— Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2010.

48	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

(This Page Intentionally Left Blank)

HSBC INVESTOR PORTFOLIOS

Statements of Assets and Liabilities—as of April 30, 2010 (Unaudited)

	Growth Portfolio	International Equity Portfolio	Opportunity Portfolio	Value Portfolio

Assets:
Investments in non-affiliates, at value	$92,284,558	$203,493,575	$139,198,662	$50,274,127
Foreign currency, at value	—	1,027,557	—	—
Unrealized appreciation on foreign currency exchange contracts	—	43,997	—	—
Dividends receivable	13,904	519,836	67,656	32,935
Receivable for investments sold	2,544,074	1,591,410	698,473	162,668
Prepaid expenses and other assets	441	68	886	231

Total Assets	94,842,977	206,676,443	139,965,677	50,469,961

Liabilities:
Payable for investments purchased	1,857,669	156,907	86,396	—
Accrued expenses and other liabilities:
Investment Management	44,465	122,845	93,325	21,826
Administration	1,596	3,664	2,408	859
Compliance Services	17	235	19	9
Custodian	1,825	22,589	2,359	706
Trustee	75	237	107	42
Other	9,228	25,115	13,905	7,988

Total Liabilities	1,914,875	331,592	198,519	31,430

Applicable to investors’ beneficial interest	$92,928,102	$206,344,851	$139,767,158	$50,438,531

Total Investments, at cost	$77,240,469	$209,523,380	$116,929,366	$47,782,069

Foreign currency, at cost	$—	$1,030,180	$—	$—

50	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Operations—For the six months ended April 30, 2010 (Unaudited)

	Growth Portfolio	International Equity Portfolio	Opportunity Portfolio	Value Portfolio

Investment Income:
Dividends	$293,975	$2,400,128	$300,881	$380,676
Foreign tax withholding	—	(216,269)	—	(1,578)

Total Investment Income (Loss)	293,975	2,183,859	300,881	379,098

Expenses:
Investment Management	260,336	740,820	542,314	130,387
Administration	9,314	22,048	13,977	5,114
Accounting	21,877	43,508	22,042	21,986
Compliance Services	188	307	274	103
Custodian	3,785	94,317	6,190	1,592
Printing	2,282	5,457	3,161	1,260
Professional	2,356	3,988	3,511	1,660
Trustee	557	1,358	817	310
Other	1,503	3,301	2,252	850

Total Expenses	302,198	915,104	594,538	163,262

Net Investment Income (Loss)	(8,223)	1,268,755	(293,657)	215,836

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investments and foreign currency transactions	4,524,536	(2,839,558)	9,087,545	299,115
Change in unrealized appreciation/depreciation from investments and foreign currencies	8,343,374	5,787,247	21,086,436	6,091,061

Net realized/unrealized gains/(losses) from investments and foreign currency transactions	12,867,910	2,947,689	30,173,981	6,390,176

Change In Net Assets Resulting From Operations	$12,859,687	$4,216,444	$29,880,324	$6,606,012

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	51

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets

	Growth Portfolio		International Equity Portfolio

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$(8,223)	$136,286	$1,268,755	$4,063,044
Net realized gains (losses) from investments and foreign currency transactions	4,524,536	(12,681,042)	(2,839,558)	(72,712,532)
Change in unrealized appreciation/depreciation from investments and foreign currencies	8,343,374	26,751,782	5,787,247	109,291,830

Change in net assets resulting from operations	12,859,687	14,207,026	4,216,444	40,642,342

Proceeds from contributions	4,565,447	8,763,453	11,526,713	23,984,676
Value of withdrawals	(12,659,916)	(16,749,107)	(26,546,511)	(46,787,723)

Change in net assets resulting from transactions in investors’ beneficial interest	(8,094,469)	(7,985,654)	(15,019,798)	(22,803,047)

Change in net assets	4,765,218	6,221,372	(10,803,354)	17,839,295

Net Assets:
Beginning of period	88,162,884	81,941,512	217,148,205	199,308,910

End of period	$92,928,102	$88,162,884	$206,344,851	$217,148,205

52	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Opportunity Portfolio		Value Portfolio

	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009	For the six months ended April 30, 2010 (Unaudited)	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$(293,657)	$(424,078)	$215,836	$644,544
Net realized gains (losses) from investment and foreign currency transactions	9,087,545	(15,580,861)	299,115	(1,577,886)
Change in unrealized appreciation/depreciation from investments and foreign currencies	21,086,436	31,798,950	6,091,061	9,018,297

Change in net assets resulting from operations	29,880,324	15,794,011	6,606,012	8,084,955

Proceeds from contributions	4,576,029	8,367,302	2,934,777	4,852,585
Value of withdrawals	(24,437,516)	(22,382,631)	(8,788,414)	(12,914,556)

Change in net assets resulting from transactions in investors’ beneficial interest	(19,861,487)	(14,015,329)	(5,853,637)	(8,061,971)

Change in net assets	10,018,837	1,778,682	752,375	22,984

Net Assets:
Beginning of period	129,748,321	127,969,639	49,686,156	49,663,172

End of period	$139,767,158	$129,748,321	$50,438,531	$49,686,156

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	53

HSBC INVESTOR PORTFOLIOS

Financial Highlights

			Ratio/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)	Portfolio Turnover Rate(a)

GROWTH PORTFOLIO
Year Ended October 31, 2005	13.59	%(d)	$49,415	0.63	%(d)	0.77	%(d)	0.68%	79.54%
Year Ended October 31, 2006	7.53%		59,828	0.69%		0.38%		0.69%	75.06%
Year Ended October 31, 2007	31.11%		89,686	0.62%		0.45%		0.62%	57.04%
Year Ended October 31, 2008	(37.75	)%(e)	81,942	0.62%		0.19%		0.62%	157.87%
Year Ended October 31, 2009	19.31%		88,163	0.69%		0.17%		0.69%	65.67%
Six Months Ended April 30, 2010 (Unaudited)	15.11%		92,928	0.67%		(0.02)%		0.67%	42.87%

INTERNATIONAL EQUITY PORTFOLIO
Year Ended October 31, 2005	19.54%		$230,230	0.84%		1.92%		0.84%	31.32%
Year Ended October 31, 2006	32.79%		333,755	0.86%		2.03%		0.86%	33.39%
Year Ended October 31, 2007	25.17%		455,062	0.79%		2.16%		0.79%	26.08%
Year Ended October 31, 2008	(51.79)%		199,309	0.76%		2.65%		0.76%	28.98%
Year Ended October 31, 2009	24.16%		217,148	0.88%		2.23%		0.88%	58.31%
Six Months Ended April 30, 2010 (Unaudited)	1.62%		206,345	0.86%		1.19%		0.86%	35.03%

OPPORTUNITY PORTFOLIO
Year Ended October 31, 2005	14.35	%(d)	$218,778	0.85	%(d)	(0.45	)%(d)	0.90%	63.95%
Year Ended October 31, 2006	19.54%		241,495	0.91%		(0.40)%		0.91%	60.83%
Year Ended October 31, 2007	30.54%		224,268	0.91%		(0.55)%		0.91%	69.41%
Year Ended October 31, 2008	(35.30)%		127,970	0.87%		(0.46)%		0.87%	80.42%
Year Ended October 31, 2009	15.41%		129,748	0.90%		(0.37)%		0.90%	64.91%
Six Months Ended April 30, 2010 (Unaudited)	24.35%		139,767	0.88%		(0.43)%		0.88%	26.31%

VALUE PORTFOLIO
Year Ended October 31, 2005	15.23	%(d)	$54,150	0.64	%(d)	1.15	%(d)	0.69%	16.45%
Year Ended October 31, 2006	22.21%		67,432	0.71%		1.23%		0.71%	20.63%
Year Ended October 31, 2007	10.28%		82,658	0.66%		1.29%		0.66%	18.67%
Year Ended October 31, 2008	(39.91)%		49,663	0.64%		1.54%		0.64%	24.61%
Year Ended October 31, 2009	20.05%		49,686	0.68%		1.41%		0.68%	19.77%
Six Months Ended April 30, 2010 (Unaudited)	13.96%		50,439	0.66%		0.87%		0.66%	14.64%

(a)	Not annualized for period less than one year.

(b)	Annualized for periods less than one year.

(c)	During each period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Portfolios related to violations of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.05%, 0.04% and 0.05% for the Growth Portfolio, Opportunity Portfolio and Value Portfolio, respectively.

(e)

During the year ended October 31, 2008, Winslow Capital Management, Inc. reimbursed $64,658 to the Growth Portfolio related to violations of certain investment policies and limitations. The corresponding impact to total return was 0.08%.

54	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2010 (Unaudited)

1.	Organization:

          The HSBC Investor Portfolios (the “Portfolio Trust’’), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,’’ collectively the “Portfolios’’):

Portfolio	Short Name

HSBC Investor Growth Portfolio	Growth Portfolio
HSBC Investor International Equity Portfolio	International Equity Portfolio
HSBC Investor Opportunity Portfolio	Opportunity Portfolio
HSBC Investor Value Portfolio	Value Portfolio

          The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios.

          The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

          Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects the risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Securities Valuation:

          The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

          Exchange traded, domestic equity securities are valued at the last sales price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Exchange traded, foreign equity securities are valued in the appropriate currency on the last quoted sale price. Foreign equity securities that are not exchanged traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Portfolio Trust’s Board of Trustees. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios’ net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity

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HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When the International Equity Portfolio uses such a valuation model, the value assigned to the International Equity Portfolio’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

          Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities. Mutual funds are valued at their net asset values, as reported by such companies. Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the New York Stock Exchange. Repurchase agreements are valued at original cost.

Investment Transactions and Related Income:

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation:

          The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Expense Allocations:

          Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among various or all funds within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis.

Federal Income Taxes:

          Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. Federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

          Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

New Accounting Pronouncements:

          In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements. New disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 roll forward of activity in fair value measurements is effective for interim and fiscal periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of this update will have on the Portfolio Trust’s financial statements and related disclosures.

Derivative Instruments

          All open derivative positions at period end are reflected on the Portfolio’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Portfolios, including the primary underlying risk exposures related to each instrument type.

56	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

Foreign Currency Exchange Contracts:

          Each Portfolio may enter into foreign currency exchange contracts. The Portfolios enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The contract amount of foreign currency exchange contracts outstanding was $4.4 million as of April 30, 2010. The monthly average contract amount for these contracts was $2.8 million for the period ended April 30, 2010.

Futures Contracts:

          Each Portfolio may invest in futures contracts. The Portfolios use futures contracts for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, a Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,’’ are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. A Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, a Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolios and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended April 30, 2010, the Portfolios did not hold any futures contracts.

Summary of Derivative Instruments:

The following is a summary of the fair value of derivative instruments for the International Equity Portfolio as of April 30, 2010:

	Asset Derivatives		Liability Derivatives

Primary Risk Exposure	Statements of Assets and Liabilities Location	Total Fair Value*	Statements of Assets and Liabilities Location	Total Fair Value*

Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$43,997	Unrealized depreciation on foreign currency exchange contracts	$—

*

Total Fair Value is presented by Primary Risk Exposure. For foreign currency exchange contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives).

The derivative instruments had the following impact on the Statements of Operations for the International Equity Portfolio for the period ended April 30, 2010:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Foreign Currency Exchange Contracts	Net realized gains (losses) from investments and foreign currency transactions/change in unrealized appreciation/ depreciation from investments and foreign currencies	$(22,708)	$49,058

HSBC INVESTOR PORTFOLIOS	57

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

3.	Investment Valuation Summary:

          The valuation techniques employed by the Portfolios, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

•	Level 1: quoted prices in active markets for identical assets

•	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3: significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of April 30, 2010 in valuing the Portfolios’ investments based upon three levels defined above:

	LEVEL 1	LEVEL 2	LEVEL 3	Total

Growth Portfolio
Investment Securities:
Common Stocks (a)	$89,513,624	$—	$—	$89,513,624
Investment Companies	2,770,934	—	—	2,770,934

Total Investments	$92,284,558	$—	$—	$92,284,558

International Equity Portfolio
Investment Securities:
Common Stocks: (+)
Brazil	$1,035,579	$—	$—	$1,035,579
Canada	8,618,926	—	—	8,618,926
South Korea	1,746,015	2,393,422	—	4,139,437
Spain	4,137,960	2,414,892	—	6,552,852
United Kingdom	3,251,424	39,758,624	—	43,010,048
All other Common Stocks (a)(b)	—	138,111,505	—	138,111,505
Investment Companies	2,025,228	—	—	2,025,228

Total Investment Securities	20,815,132	182,678,443	—	203,493,575

Other Financial Instruments*	—	43,997	—	43,997

Total Investments	$20,815,132	$182,722,440	$—	$203,537,572

Opportunity Portfolio
Investment Securities:
Common Stocks (a)	$135,365,785	$—	$—	$135,365,785
Investment Companies	3,832,877	—	—	3,832,877

Total Investments	$139,198,662	$—	$—	$139,198,662

Value Portfolio
Investment Securities:
Common Stocks (a)	$48,788,166	$—	$—	$48,788,166
Investment Companies	1,485,961	—	—	1,485,961

Total Investments	$50,274,127	$—	$—	$50,274,127

*

Other financial instruments would include any derivative instruments, such as any currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

(a)	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

(b)	For detailed country descriptions, see the accompanying Schedules of Portfolio Investments.

(+)	Based on the domicile of the security issuer.

58	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

4.	Related Party Transactions and Other Agreements:

Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments, except that Winslow Capital Management, Inc., AllianceBernstein L.P., Westfield Capital Management Company, L.P. and NWQ Investment Management Company, LLC serve as Investment Sub-Advisers for the Growth Portfolio, International Equity Portfolio, Opportunity Portfolio, and the Value Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

          For their services, the Investment Adviser and Winslow Capital Management, Inc. (“Winslow”) receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated with HSBC:	Fee Rate*

Up to $250 million	0.575%
In excess of $250 million but not exceeding $500 million	0.525%
In excess of $500 million but not exceeding $750 million	0.475%
In excess of $750 million but not exceeding $1 billion	0.425%
In excess of $1 billion	0.375%

*

The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

For their services, the Investment Adviser and AllianceBernstein L.P. receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of:	Fee Rate

Up to $10 million	1.015%
In excess of $10 million but not exceeding $25 million	0.925%
In excess of $25 million but not exceeding $50 million	0.79%
In excess of $50 million but not exceeding $100 million	0.70%
In excess of $100 million	0.61%

          For their services, the Investment Adviser and Westfield Capital Management Company, L.P. receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

For their services, the Investment Adviser and NWQ Investment Management Company, LLC receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $500 million	0.525%
In excess of $500 million but not exceeding $1 billion	0.475%
In excess of $1 billion	0.425%

Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waiver/reimbursements may be stopped at any time.

Administration:

          HSBC serves the Portfolios as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Portfolios (as well as the other funds in the HSBC Investor Family of Funds) a fee, accrued daily and paid monthly at annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 billion	0.0550%
In excess of $10 billion but not exceeding $20 billion	0.0350%
In excess of $20 billion but not exceeding $50 billion	0.0275%
In excess of $50 billion	0.0250%

HSBC INVESTOR PORTFOLIOS	59

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

          The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, however, the assets of the Portfolios and HSBC Investor Funds that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the Portfolios by the HSBC Investor Funds, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above. Certain administrative fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios a master-feeder structure.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Portfolio Trust’s Sub-Administrator subject to the general supervision of the Portfolio Trust’s Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points), which is retained by HSBC.

          Under a Compliance Services Agreement between the Portfolio Trust and the other HSBC Investor Funds (the “Trusts”) and Citi Ohio (the “CCO Agreement’’), Citi Ohio makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Portfolios’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $134,557 for the period ended April 30, 2010, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Service.’’ Citi Ohio pays the salary and other compensation earned by individuals as employees of Citi Ohio.

Fund Accounting and Trustees:

          Citi Ohio provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi Ohio receives an annual fee per Portfolio, including reimbursement of certain expenses that is accrued daily and paid monthly.

          Each non-interested Trustee is compensated with a $60,000 annual Board retainer for services as a Trustee of the HSBC Investor Family of Funds (or the “Trusts”), as well as a $3,000 annual retainer for each Committee of the Board of the Trusts. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

5.	Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2010 were as follows:

Portfolio Name	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)

Growth Portfolio	$37,816,332	$45,869,435
International Equity Portfolio	72,692,064	87,789,444
Opportunity Portfolio	34,452,098	52,088,364
Value Portfolio	7,090,251	12,990,458

For the period ended April 30, 2010, there were no long-term U.S. Government securities held by the Portfolio Trust.

60	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2010 (Unaudited) (continued)

6.	Federal Income Tax Information:

          At April 30, 2010, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost($)	Tax Unrealized Appreciation($)	Tax Unrealized Depreciation($)	Net Unrealized Appreciation/ (Depreciation)($)*

Growth Portfolio	75,227,448	18,506,843	(1,449,733)	17,057,110
International Equity Portfolio	210,390,549	16,398,271	(23,295,245)	(6,896,974)
Opportunity Portfolio	119,573,400	30,466,172	(10,840,910)	19,625,262
Value Portfolio	47,766,607	7,769,399	(5,261,879)	2,507,520

*	The difference between book-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales.

7.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS’’), a subsidiary of the BISYS Group, Inc., reached a settlement (the “Settlement”) with the Securities and Exchange Commission (the “SEC’’) regarding the SEC’s investigation related to the past payment by BISYS of certain marketing and other expenses with respect to certain of its mutual fund clients (the “Covered Clients”), including the Portfolios. A plan of distribution (“Fair Fund Plan”) was established in accordance with the Settlement for purposes of collecting and distributing settlement monies (“Settlement Monies”) to the Covered Clients. The payment of Settlement Monies to the Portfolios will be made on a date to be approved by the SEC, and the impact of such payments to the total return, net expense ratio and net income ratio of each Portfolio will be disclosed in the Financial Highlights after the date of payment.

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HSBC INVESTOR PORTFOLIOS

Investment Adviser Contract Approval (Unaudited)

          Section 15(c) of the Investment Company Act of 1940, as amended (“1940 Act”), generally requires that a mutual fund’s board of trustees, including a majority of trustees who are not parties to the fund’s investment advisory agreement or “interested persons” of the fund, as defined in the 1940 Act (“Independent Trustees”), review and approve the fund’s investment advisory agreement or agreements on an annual basis.

          The Boards of Trustees (collectively, “Board”) of HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor Portfolios (the “Trusts”) and the Contracts and Expense Committee thereof, which consists exclusively of the Independent Trustees of the Trusts (the “Committee”), met in December 2009 to consider: (i) the approval of the continuation of the Investment Advisory Agreements and related Supplements (“Advisory Contracts”) between each of the Trusts and the Adviser and the Investment Sub-Advisory Agreements between the Adviser and each Sub-Adviser (“Sub-Advisory Contracts”) with respect to the operational series of the Trusts (the “Existing Funds”), (ii) the initial approval of the Advisory Contract and of a Sub-Advisory Contract with respect to the HSBC Investor Global Emerging Markets Local Debt Fund and the HSBC Investor Global Emerging Markets Fixed Income Fund (collectively, the “GEM Funds”), each a series of HSBC Investor Funds, and (iii) other ancillary agreements with respect to the Existing Funds and the GEM Funds (collectively, “Funds”) to which the Adviser is a party that provide for different administrative services, such as the Administration Agreement, Support Services Agreement and Operational Support Services Agreement (collectively, the “Agreements”).

          Prior to the meetings, the Trustees requested, received and reviewed the information they thought reasonably necessary to evaluate the terms of the Agreements. This information included, among other things, information about: (i) the services the Adviser and Sub-Advisers provide to the Funds; (ii) personnel who provide such services; (iii) the investment performance for each Existing Fund; (iv) trading practices of the Adviser and Sub-Advisers; (iv) fees received or to be received by the Adviser and Sub-Advisers with respect to each Fund; (v) the total expense ratio of each Existing Fund; (vi) the profitability of the Adviser and certain of the Sub-Advisers; and (vii) compliance-related matters pertaining to the Adviser and Sub-Advisers. Counsel to the Trust and to the Independent Trustees were present at each Committee meeting and the Board meeting. In this regard, counsel to the Independent Trustees advised the Independent Trustees with respect to their deliberations during the process, and all Trustees received advice regarding their fiduciary obligations under Section 15(c) of the 1940 Act.

          On December 4, 2009, the Committee convened and its members reviewed and discussed information provided in advance of and at the meeting, including (among other things): (i) the results of the annual compliance review of the Adviser and Sub-Advisers; (ii) the Funds’ investment performance over varying periods of time; (iii) the fees of the Funds in comparison with other similar funds, based on materials provided by the Adviser from a database compiled by Lipper Inc.; (iv) the nature, quality and extent of and fees paid for administrative services provided by the Adviser; and (v) factors particular to the Funds that are money market funds. At the conclusion of this meeting, the Trustees requested certain additional information from the Adviser, including information about how the Adviser provides administrative services, differences in the advisory services provided to the money market mutual funds and separately managed accounts advised by the Adviser and fees waived by the Adviser with respect to the money market funds.

          The Committee also convened in a meeting held on December 14th and 15th. At this meeting, the Committee reviewed its prior deliberations in light of: (i) the Adviser’s responses to the Committee’s requests for additional information and (ii) presentations from the Adviser and Sub-Advisers, including information about the performance of the Sub-Adviser proposed for the GEM Funds with respect to other accounts it manages, and considered, among other things, the profitability of the Adviser and the performance of the Adviser’s Multimanager Unit. Based on its deliberations, the Committee determined to make a recommendation to the Board of the Trusts to approve or approve the continuation of each Advisory Agreement, as appropriate.

          The Board of the Trusts, including the Independent Trustees, also met in-person on December 14th and 15th, 2009. At this meeting, the Board reviewed and discussed the materials and other information provided by the Adviser and Sub-Advisers and considered the deliberations and recommendation of the Committee. As a result of this process, the Trustees and Independent Trustees determined with respect to each of the Funds, as appropriate: (i) that the initial approval or continuation of the Agreements with respect to the Fund was consistent with the best interests of the Fund and its shareholders and (ii) to approve or approve the continuation of the Agreements with respect to the Fund. The Board and the Independent Trustees made these determinations on the basis of the following considerations, among others:

Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Trustees examined the nature, quality and extent of the investment advisory and administrative support services provided by the Adviser to the

62	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Investment Adviser Contract Approval (Unaudited) (continued)

Funds. The Board considered the quality and experience of the Adviser’s personnel who provide management services to the Funds. With respect to the equity Funds, the Trustees considered the capabilities and performance of the Adviser’s Multimanager unit. The Trustees also took note of the long-term relationship between the Adviser and the Funds and the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. In addition, the Board considered the Adviser’s performance in fulfilling its responsibilities for overseeing the Funds’ compliance environment and for overseeing the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives. The Board also considered the Adviser’s reputation and financial condition, as well as how the Adviser’s investment disciplines had fared during the market volatility of the preceding year.

With respect to the administrative support services that the Adviser provides to the Funds, the Trustees considered the nature, quality and extent of these services, including the Adviser’s oversight and management of the Funds’ other service providers, and the fees payable to the Adviser and to other entities under the Adviser’s supervision that provide administrative services to the Trusts.

The Trustees also examined the nature, quality and extent of the services that the Sub-Advisers provide or would provide to their respective Funds. In this regard, the Board considered the Sub-Advisers’ portfolio management teams, experience, and the quality of their compliance programs, as well as how the Sub-advisers’ investment disciplines had fared during the market volatility of the preceding year.

The Trustees concluded that they were satisfied with the nature, quality and extent of the services provided by the Adviser and Sub-Advisers.

Investment Performance of the Funds, Adviser and Sub-Advisers. The Trustees considered the short-term and long-term investment performance of each Existing Fund over various periods of time, as compared to one another as well as to comparable funds and one or more benchmark indices. The Trustees noted that the Existing Funds generally had strong performance records. In instances where it was noted that a Fund’s performance was not strong on a relative basis, the Trustees considered the Adviser’s representation as to steps it was taking to address the issue. The Trustees also considered representations of the Adviser regarding the relative performance of the portfolio management team proposed for the GEM Funds. The Trustees concluded that the investment performance presented supported the continuation or initial approval of the Agreements, as appropriate, with respect to each Fund.

Costs of Services and Profits Realized by the Adviser. The Trustees considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. In this regard, the Trustees compared Fund expenses to those of similar funds, noting that the Funds’ expenses generally compare favorably with industry averages for other funds.

The Trustees considered the Adviser’s profitability and costs, including an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Trustees considered the advisory fees under the Trusts’ Advisory Contracts and compared those fees to the fees of similar funds, which had been provided by the Adviser from a database compiled by Lipper Inc. The Trustees determined that the Funds had competitive advisory fees with those of similar funds, noting the resources, expertise and experience that the Adviser provided to the Funds. The Trustees also compared the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser, and evaluated information provided as to why advisory fees may differ between mutual funds and other advisory relationships. In this regard, the Trustees concluded that differences in advisory fees assessed between the Funds and other accounts managed by the Adviser did not preclude approval of the Advisory Contracts.

With respect to the administrative support services provided by the Adviser, the Trustees considered the fees charged for such services and evaluated the fees payable to the Adviser and those payable to other providers of administrative services to the Funds.

The Trustees also considered the costs of the services provided by the Sub-Advisers, as applicable; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. The Trustees also considered certain information on profitability provided by certain of the Sub-Advisers.

The Trustees concluded that the combined advisory fees payable to the Adviser and the Funds’ Sub-Advisers are fair and reasonable in light of the factors set forth above.

HSBC INVESTOR PORTFOLIOS	63

HSBC INVESTOR PORTFOLIOS

Investment Adviser Contract Approval (Unaudited) (continued)

Other Relevant Considerations. The Board also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Trustees also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce the overall operating expenses of those Funds. The Trustees also considered the financial commitment the Adviser had made over the prior year to maintain a positive yield for the series of the Trust that are money market funds. The Trustees also considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

          Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved or approved the continuation of each Agreement.

64	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Table of Shareholder Expenses (unaudited)—as of April 30, 2010

As a shareholder of the HSBC Investor Portfolios (“Portfolios”), you incur ongoing costs, including management fees and other Portfolio expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 through April 30, 2010.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Expenses Paid During Period* 11/1/09 – 4/30/10	Annualized Expense Ratio During Period 11/1/09 – 4/30/10

Growth Portfolio	$1,000.00	$1,151.10	$3.57	0.67%
International Equity Portfolio	1,000.00	1,016.20	4.30	0.86%
Opportunity Portfolio	1,000.00	1,243.50	4.90	0.88%
Value Portfolio	1,000.00	1,139.60	3.50	0.66%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), on purchases and redemptions of shares (if applicable). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Expenses Paid During Period* 11/1/09 – 4/30/10	Annualized Expense Ratio During Period 11/1/09 – 4/30/10

Growth Portfolio	$1,000.00	$1,021.47	$3.36	0.67%
International Equity Portfolio	1,000.00	1,020.53	4.31	0.86%
Opportunity Portfolio	1,000.00	1,020.43	4.41	0.88%
Value Portfolio	1,000.00	1,021.52	3.31	0.66%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR PORTFOLIOS	65

          Other Information:

          Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the HSBC Investor Family of Funds’ web-site at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

          (i) The Portfolios file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Portfolios’ Form N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Portfolios’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Portfolios’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the HSBC Investor Family of Funds’ website at www.investorfunds.us.hsbc.com.

          An investment in a Portfolio is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

66	HSBC INVESTOR PORTFOLIOS

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HSBC INVESTOR FAMILY OF FUNDS:	SHAREHOLDER SERVICING AGENTS
For HSBC Bank USA, N.A. and
INVESTMENT ADVISER AND ADMINISTRATOR	HSBC Securities (USA) Inc. Clients
HSBC Global Asset Management (USA) Inc.	HSBC Bank USA, N.A.
452 Fifth Avenue	452 Fifth Avenue
New York, NY 10018	New York, NY 10018
1-888-525-5757
SUB-ADVISERS
HSBC Investor Growth Portfolio	For All Other Shareholders
Winslow Capital Management, Inc.	HSBC Investor Funds
4720 IDS Tower	P.O. Box 182845
80th South Eighth Street	Columbus, OH 43218-2845
Minneapolis, MN 55402	1-800-782-8183

HSBC Investor International Equity Portfolio	TRANSFER AGENT
AllianceBernstein L.P.	Citi Fund Services
1345 Avenue of the Americas, 39th Floor	3435 Stelzer Road
New York, NY 10105	Columbus, OH 43219

HSBC Investor Opportunity Portfolio	DISTRIBUTOR
Westfield Capital Management Company, L.P.	Foreside Distribution Services, L.P.
One Financial Center	690 Taylor Road, Suite 150
Boston, MA 02111	Gahanna, OH 43230-3202

HSBC Investor Value Portfolio	CUSTODIAN
NWQ Investment Management Company,LLC	The Northern Trust Company
2049 Century Park East, 16th Floor	50 South LaSalle Street
Los Angeles, CA 90067	Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Investor Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-SR-WS	6/10

Item 2. Code of Ethics.

Not applicable – only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable – only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable – only for annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable – Only effective for annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC INVESTOR FUNDS

By (Signature and Title)*	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	June 23, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	June 23, 2010

By (Signature and Title)*	/s/ Ty Edwards
Ty Edwards
Treasurer

Date	June 23, 2010
* Print the name and title of each signing officer under his or her signature.